Exhibit 10.9

EXECUTION COPY-2nd

TRANSPORT CORPORATION OF AMERICA, INC.,

SOUTHERN CAL TRANSPORT, INC.

and

CERTAIN WHOLLY-OWNED DOMESTIC SUBSIDIARIES OF THE FOREGOING,
collectively, as Borrowers and as Guarantors,

and

PATRIOT HOLDING CORP.,
as a Guarantor

LOAN, SECURITY AND GUARANTY AGREEMENT

Dated as of January 12, 2011

$57,000,000

CERTAIN FINANCIAL INSTITUTIONS,

as Lenders

and

BANK OF AMERICA, N.A.,

as Agent

(continued)

i

(continued)

(continued)

LIST OF EXHIBITS AND SCHEDULES

Exhibit A	Form of Revolver Note
Exhibit B	Form of Term Loan Note
Exhibit C	Form of Assignment and Acceptance
Exhibit D	Form of Assignment Notice
Exhibit E	[RESERVED]
Exhibit F	Form of Perfection Certificate
Exhibit G	Form of Perfection Certificate Supplement
Exhibit H	[RESERVED]
Exhibit I	Form of Joinder Agreement
Exhibit J	Form of Notice of Borrowing
Exhibit K	Form of Notice of Conversion/Continuation
Exhibit L	Form of Borrowing Base Certificate
Exhibit M	Form of Compliance Certificate
Exhibit N	Form of Broker-Carrier Contract

Schedule 1.1(a)	Existing Letters of Credit
Schedule 1.1(b)	Included Real Property; Leased and Owned Real Property Property
Schedule 1.1(c)	Related Agreements
Schedule 1.1(d)	Commitments of Lenders
Schedule 1.1(e)	Material Third Party Locations
Schedule 1.1(f)	Transaction Expenses
Schedule 6.1	List of Closing Documents
Schedule 8.4.4	Vehicles; Rolling Stock
Schedule 8.5	Deposit Accounts
Schedule 8.6.1	Business Locations
Schedule 9.1.4	Subsidiaries; Capital Structure; Former or Trade Names

Schedule 9.1.11	Broker’s Fees
Schedule 9.1.12	Intellectual Property; Royalties
Schedule 9.1.15	Environmental Matters
Schedule 9.1.16	Restrictive Agreements
Schedule 9.1.17	Litigation; Commercial Tort Claims
Schedule 9.1.21	Labor Contracts
Schedule 9.1.25	Insurance
Schedule 10.1.13	Post Closing Surveys
Schedule 10.2.1(f)	Existing Debt
Schedule 10.2.1(g)	Debt to be Repaid
Schedule 10.2.2(c)	Existing Liens
Schedule 10.2.10	Existing Investments

LOAN, SECURITY AND GUARANTY AGREEMENT

THIS LOAN, SECURITY AND GUARANTY AGREEMENT is dated as of January 12, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among TRANSPORT CORPORATION OF AMERICA, INC., a Minnesota corporation (in its individual capacity, “TCA” and in its capacity as the “Loan Party Agent” hereunder), SOUTHERN CAL TRANSPORT, INC. (f/k/a Saints Acquisition, Inc.), an Alabama corporation (in its individual capacity, “SoCal”), the Domestic Wholly-Owned Subsidiaries (as defined below) of Parent (as defined below), TCA and SoCal that are or pursuant to Section 10.1.9 (Future Subsidiaries) may from time to time hereafter become parties hereto with TCA and So Cal as the “Borrowers” and/or as “Guarantors,” PATRIOT HOLDING CORP., a Minnesota corporation, individually (the “Parent”) and in its capacity as a Guarantor (TCA, SoCal, the other Borrowers, Parent, and the other Guarantors are sometimes referred to herein collectively as the “Loan Parties” and individually as a “Loan Party”), the financial institutions that are or may from time to time become parties hereto “Lenders” (together with their respective successors and assigns, the “Lenders” and each a “Lender”), and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (“Agent”).

R E C I T A L S:

WHEREAS, Saints Acquisition, Inc., an Alabama corporation, was formed as a wholly owned subsidiary of Parent (“Merger Sub”),

WHEREAS, Parent and certain shareholders of Southern Cal Transport, Inc., an Alabama close corporation (“Old SoCal”), have entered into that certain Agreement and Plan of Merger dated as of December 30, 2010 (as amended, restated, supplemented or otherwise modified in accordance the terms hereof, the “Merger Agreement”), pursuant to which Old SoCal was merged with and into Merger Sub, with Merger Sub as the surviving entity (the “Merger”);

WHEREAS, immediately following the Merger, Merger Sub changed its name to Southern Cal Transport, Inc.;

WHEREAS, Loan Parties have requested Agent and Lenders and, subject to the terms and conditions of this Agreement, Agent and Lenders have agreed, to make certain loans and other financial accommodations to Borrowers to (i) finance, in part, the Merger and the Related Transactions (as defined herein), (ii) provide financing for Loan Parties’ general corporate purposes, working capital and capital expenditure requirements and Permitted Acquisitions (as defined below), (iii) repay certain outstanding Indebtedness of Loan Parties, and (iv) pay certain costs, fees and expenses relating to the documentation, negotiation and consummation of this Agreement, the Loan Documents and the Related Transactions (each as defined below).

NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties agree as follows:

SECTION 1. DEFINITIONS; RULES OF CONSTRUCTION

1.1.         Definitions. As used herein, the following terms have the meanings set forth below:

Account: as defined in the UCC, including all rights to payment for goods sold or leased, or for services rendered.

Account Debtor: a Person who is obligated under an Account, Chattel Paper or General Intangible.

Accounts Formula Amount: the sum of (i) 85% of all Eligible Accounts, other than Eligible Unbilled Accounts, plus (ii) the lesser of (x) $10,000,000 and (y) up to 70% of the Value of all Eligible Unbilled Accounts.

Acquired Debt: mortgage Debt or Debt with respect to Capital Leases or purchase money financing of a Person existing at the time (after the date hereof) such Person became a Subsidiary or assumed after the date hereof by Loan Party pursuant to a Permitted Acquisition (and not created or incurred in connection with or in anticipation of such Permitted Acquisition) which would be permitted pursuant to Section 10.2.1(i) (Permitted Debt).

Acquisition: any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of all or substantially all of any business or division of a Person (other than a Person that is already a Wholly-Owned Subsidiary), (b) the acquisition of more than 50%, in aggregate when considered with all Equity Interests owned by all Loan Parties, of the outstanding Equity Interests (including the acquisition of any rights, warrants or options to acquire the Equity Interests) of any Person (other than a Person that is already a Wholly-Owned Subsidiary), or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is already a Wholly-Owned Subsidiary).

Adams: Kenneth R. Adams, an individual.

Adams Trust: The Kenneth R. Adams Three Year Trust Dated October 14, 2010.

Adway Operating Agreement: the Operating Agreement of Adway, dated as of December 28, 1999, as amended by the Amendment to Operating Agreement and Assignment of Interest in the Company, dated as of October 21, 2010, as amended and restated pursuant to that certain Amended and Restated Operating Agreement of Adway Leasing, LLC dated as of January 12, 2011, and as otherwise amended, restated, supplemented or modified from time to time to the extent permitted under the terms of this Agreement.

Affiliate: with respect to any Person, (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (b) any officer or director of such Person and (c) with respect to any Lender, any entity administered or managed by such Lender or an Affiliate or investment advisor thereof and which is regularly engaged in making, purchasing, holding or otherwise investing in commercial loans. A Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, power to vote ten percent (10%) or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

Unless expressly stated otherwise herein, neither Agent, Issuing Bank nor any Lender shall be deemed an Affiliate of any Loan Party.

Affiliated Account Debtor: with respect to any Account Debtor, any other Account Debtor who, to the best of the Chief Financial Officer’s knowledge (including after notice thereof from Agent), controls, is controlled by, or is under common control with, such Account Debtor. For purposes of this definition, the meaning of “control” (including, with correlative meanings, “controlled by” and “under common control with”) is limited to the direct or indirect legal or beneficial ownership of ten percent (10%) or more of the voting control or equity interests of an Account Debtor or an Affiliated Account Debtor.

Agent: as defined in the preamble to this Agreement.

Agent Indemnitees: Agent and its officers, directors, employees, Affiliates, agents and attorneys.

Agent Professionals: attorneys, accountants, appraisers, auditors, business valuation experts, environmental engineers or consultants, turnaround consultants, and other professionals and experts retained by Agent.

Allocable Amount: as defined in Section 5.11.3 (Extent of Liability; Contribution).

Anti-Terrorism Laws: any laws relating to terrorism or money laundering, including the Patriot Act.

Applicable Law: all laws, rules, regulations and governmental guidelines applicable to the Person, conduct, transaction, agreement or matter in question, including all applicable statutory law, common law and equitable principles, and all provisions of constitutions, treaties, statutes, rules, regulations, orders, judgments, licenses, permits and decrees of Governmental Authorities.

Applicable Margin: with respect to any Type of Loan, the respective margin set forth below, as determined by reference to the Fixed Charge Coverage Ratio as calculated as of the last day of the most recently ended Fiscal Quarter on a consolidated basis for all Loan Parties and their Subsidiaries:

	Fixed Charge	Base Rate	LIBOR	Base Rate	LIBOR
	Coverage	Revolver	Revolver	Term	Term
Level	Ratio	Loans	Loans	Loans	Loans
I	Less than 1.25	1.00%	2.50%	1.25%	2.75%
II	Greater than or equal to 1.25 but less than 1.50	0.75%	2.25%	1.25%	2.75%
III	Greater than or equal to 1.50	0.50%	2.00%	1.25%	2.75%

The Applicable Margin shall be subject to increase or decrease upon receipt by Agent pursuant to Section 10.1.2(a) or (b) (Financial or Other Information) of the financial statements and corresponding Compliance Certificate pursuant to Section 10.1.2 (c) (Financial or Other Information) for the then most recently ended Fiscal Year or for the last month of each Fiscal Quarter, respectively, based upon the Fixed Charge Coverage Ratio (as calculated on a consolidated basis for all Loan Parties and their Subsidiaries) as determined as of the last day of the period then ended, which change shall be effective on the first day of the calendar month following receipt thereof; provided, however, that from the Closing Date until the first day of the month following the date on which the financial statements and corresponding Compliance Certificate shall have been delivered to Agent pursuant to Section 10.1.2(a) and 10.1.2(c) (Financial or Other Information) covering the Fiscal Quarter and year to date period ending June 30, 2011, the Applicable Margin shall be determined by reference to Level II (or, if with respect to any Fiscal Quarter ending after the Closing Date but prior to June 30, 2011, Level I pricing would be warranted, then at Level I). If any financial statements and corresponding Compliance Certificate have not been received when due pursuant to Section 10.1.2(a) or (b), as applicable and 10.1.2(c) (Financial or Other Information), then, at the option of Agent or Required Lenders, the Applicable Margin shall be determined as if Level I were applicable, from such day until such financial statements or Compliance Certificate, as applicable, are received by Agent. Without limiting the foregoing, (i) if cumulative year to date EBITDA of Loan Parties as set forth in the financial statements and corresponding Compliance Certificate delivered to Agent covering the Fiscal Quarter ending June 30, 2011 pursuant to Sections 10.1.2(b) and 10.1.2(c) (Financial and Other Information) is equal to or greater than $28,100,000, the Applicable Margin for each of the Revolving Loans (but not the term Loans) as set forth above shall be reduced, in each case, by twenty-five basis points (0.25%) and (ii) upon the outstanding principal balance of the Term Loans being reduced by $2,500,000, the Applicable Margin for Base Rate Term Loans and LIBOR Term Loans shall be reduced, in each case, by twenty-five basis points (0.25%). Notwithstanding the foregoing, no such decrease to the Applicable Margin of any Loan shall become effective if, and for so long as, any Default or Event of Default shall have occurred and be continuing.

Approved Fund: any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in its ordinary course of activities, and is administered or managed by a Lender, an entity that administers or manages a Lender, or an Affiliate of either.

Article 8 Equity Interests: Equity Interests of any Loan Party or Subsidiary (other than an Immaterial Foreign Subsidiary) that is organized as a limited liability company or partnership, which Equity Interests are governed by (or the organizational documents of such Loan Party or Subsidiary purport that such Equity Interests will be governed by) Article 8 of the UCC.

Asset Disposition: the sale, lease, sale/leaseback, assignment or other transfer for value by any Loan Party to any Person (other than a Loan Party) of any asset or right of such Loan Party or the loss, destruction, material mechanical failure or damage of any thereof or any actual or threatened condemnation, confiscation, requisition, seizure or taking thereof (each, a

“Disposition”), other than any Disposition of obsolete or unusable Equipment (other than Included Rolling Stock) sold in the ordinary course of any Loan Party’s business and having an aggregate net book value of not more than $200,000 in any Fiscal Year.

Asset Review and Approval Conditions: with respect to any Acquisition, amalgamation, consolidation or merger in respect of which the Accounts or Rolling Stock acquired therein or thereby are requested to be included in the Borrowing Base, Agent shall have completed its review of such assets, including, without limitation, field examinations, audits, appraisals and other due diligence as Agent shall reasonably require; it being acknowledged and agreed that, (1) such additional assets, if any, to be included in the Borrowing Base may be subject to different advance rates or eligibility criteria or may require the imposition of additional reserves with respect thereto and (2) prior to the inclusion of any additional assets in the Borrowing Base, all actions shall have been taken to ensure that Agent has a perfected and continuing first priority security interest in and Lien on such assets.

Assigned Agreements: (i) the Related Agreements, together with all security agreements, and all liens, security interest and other encumbrances granted thereunder, if any, and (ii) any agreement executed from time to time in favor of Loan Parties (or any of them) by their customers securing the purchase price of goods purchased by or services rendered to such customers from or by Loan Parties (or any of them), provided, that “Assigned Agreements” shall not include any agreement that cannot be assigned or with respect to which security interest or lien cannot be granted without resulting in a breach or default thereunder.

Assignment and Acceptance: an assignment agreement between a Lender and Eligible Assignee, in the form of Exhibit C.

Assignment of Claims Act: Assignment of Claims Act of 1940, 31 U.S.C. § 3727, 41 U.S.C. § 15, as amended.

Availability: as of any date of determination, the Borrowing Base as of such date of determination minus the aggregate principal amount of all Revolver Loans outstanding on such date of determination.

Availability Reserve: the sum (without duplication) of (a) the Rent and Charges Reserve; (b) the LC Reserve; (c) the Bank Product Reserve; (d) the aggregate amount of liabilities secured by Liens upon Collateral that are senior to Agent’s Liens (but imposition of any such reserve shall not waive an Event of Default arising therefrom); and (e) such additional reserves, in such amounts and with respect to such matters, as Agent in its commercially reasonable credit judgment may elect to impose from time to time.

Average Availability: for any period, the daily average Availability during such period.

Bancorp South: Bancorp South, Inc., a Mississippi corporation.

Bank of America: Bank of America, N.A., a national banking association, and its successors and assigns.

Bank of America Indemnitees: Bank of America and its officers, directors, employees, Affiliates, agents and attorneys.

Bank Product: any of the following products, services or facilities extended to any Loan Party or Subsidiary by a Lender or any of its Affiliates: (a) Cash Management Services; (b) products under Hedging Agreements; (c) commercial credit card and merchant card services; and (d) other banking products or services as may be requested by any Loan Party, other than Letters of Credit; provided, however, that for any of the foregoing to be included as an “Obligation” for purposes of a distribution under Section 5.5.1 (Allocation), such Lender or Affiliate providing such Bank Product and Loan Party Agent must have previously provided written notice to Agent of (i) the existence of such Bank Product, (ii) the maximum dollar amount of obligations arising thereunder to be included as a Bank Product Reserve (“Bank Product Amount”), and (iii) the methodology to be used by such parties in determining the Bank Product Debt owing from time to time; provided, however, that no such notice shall be required with respect to any Bank Products provided by Bank of America or its Affiliates. The Bank Product Amount may be changed from time to time by Agent (with respect to Bank Products provided by Bank of America or its Affiliates) or upon written notice to Agent by a Lender or Affiliate providing the related Bank Product and Loan Party Agent. No Bank Product Amount may be voluntarily established or increased by Loan Parties at any time that a Default or Event of Default exists, or if a reserve in such amount would cause an Overadvance.

Bank Product Amount: as defined in the definition of Bank Product.

Bank Product Debt: Debt and other obligations of a Loan Party relating to Bank Products.

Bank Product Reserve: the aggregate amount of reserves established by Agent from time to time in its commercially reasonable credit judgment in respect of Bank Product Debt, which shall be at least equal to the sum of all Bank Product Amounts.

Bankruptcy Code: Title 11 of the United States Code.

Base Rate: for any day, a per annum rate equal to the greatest of (a) the Prime Rate for such day; (b) the Federal Funds Rate for such day, plus 0.50%; and (c) LIBOR for a 30 day interest period as determined on such day, plus 1.50%.

Base Rate Loan: any Loan that bears interest based on the Base Rate.

Base Rate Revolver Loan: a Revolver Loan that bears interest based on the Base Rate.

Board of Governors: the Board of Governors of the Federal Reserve System.

Borrowing: a group of Loans of one Type that are made on the same day or are converted into Loans of one Type on the same day.

Borrowing Base: on any date of determination, an amount equal to the lesser of (a) the aggregate amount of Revolver Commitments, minus the LC Reserve; or (b) (i) the sum of the Accounts Formula Amount plus the Rolling Stock Formula Amount, minus (ii) the Availability Reserve.

Borrowing Base Certificate: a certificate, substantially in the form attached hereto as Exhibit L or otherwise in form and substance satisfactory to Agent, by which Borrowers certify calculation of the Borrowing Base.

BSA: as defined in Section 10.1.5 (Compliance With Laws).

Business Day: any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, North Carolina and Illinois, and if such day relates to a LIBOR Loan, any such day on which dealings in Dollar deposits are conducted between banks in the London interbank Eurodollar market.

Capital Expenditures: with respect to any Person all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of such Person, including expenditures in respect of Capital Leases.

Capital Lease: with respect to any Person, any lease of (or other agreement conveying the right to use) any real, personal or mixed property by such Person that, in conformity with Financial Accounting Standards Board Statement No. 13, as amended from time to time, or, if such statement is not then in effect, such statement of GAAP as may be applicable, is accounted for as a capital lease on the balance sheet of such Person.

Cash Collateral: cash, and any interest or other income earned thereon, that is delivered to Agent to Cash Collateralize any Obligations.

Cash Collateral Account: a demand deposit, money market or other account established by Agent at such financial institution as Agent may select in its reasonable discretion, which account shall be subject to Agent’s Liens for the benefit of Secured Parties.

Cash Collateralize: the delivery of cash to Agent, as security for the payment of Obligations, in an amount equal to (a) with respect to LC Obligations, 105% of the aggregate LC Obligations, and (b) with respect to any inchoate, contingent or other Obligations (including Obligations arising under Bank Products), Agent’s good faith estimate of the amount due or to become due, including all fees and other amounts relating to such Obligations. “Cash Collateralization” and “Cash Collateralized” have correlative meanings.

Cash Equivalents: (a) marketable obligations issued or unconditionally guaranteed by, and backed by the full faith and credit of, the United States government, maturing within 12 months of the date of acquisition; (b) certificates of deposit, time deposits and bankers’ acceptances maturing within 12 months of the date of acquisition, and overnight bank deposits, in each case which are issued by a commercial bank organized under the laws of the United States or any state or district thereof, rated A-1 (or better) by S&P or P-1 (or better) by Moody’s at the time of acquisition, and (unless issued by a Lender) not subject to offset rights; (c) repurchase obligations with a term of not more than 30 days for underlying investments of the types described in clauses (a) and (b) entered into with any bank meeting the qualifications specified in clause (b); (d) commercial paper rated A-1 (or better) by S&P or P-1 (or better) by Moody’s, and maturing within nine months of the date of acquisition; and (e) shares of any money market fund that has substantially all of its assets invested continuously in the types of investments referred to above, has net assets of at least $500,000,000 and has the highest rating obtainable from either Moody’s or S&P.

Cash Management Services: any services provided from time to time by Bank of America or any of its Affiliates to any Loan Party or Subsidiary in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automated clearinghouse, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depository, information reporting, lockbox and stop payment services.

Casualty Event: any involuntary loss of title, any involuntary loss of, damage to or any destruction of, or any condemnation or other taking (including by any Governmental Authority) of, any property of any Loan Party or any of its Subsidiaries. “Casualty Event” shall include but not be limited to any taking of all or any part of any Real Property of any Person or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any Applicable Law, or by reason of the temporary requisition of the use or occupancy of all or any part of any Real Property of any Person or any part thereof by any Governmental Authority, civil or military, or any settlement in lieu thereof.

CERCLA: the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. § 9601 et seq.).

Change in Law: the occurrence, after the date hereof, of (a) the adoption or taking effect of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority; or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

Change of Control: (a) the Sponsor shall cease to own and control, of record and beneficially (and have the exclusive power to vote with respect thereto), directly or indirectly, at least 60% of the aggregate voting power of the outstanding Equity Interests of Parent; (b) Parent shall cease to own and control, of record and beneficially, directly or indirectly, 100% of the issued and outstanding Equity Interests of each other Loan Party; (c) a majority of the directors of Parent cease to be comprised of Persons who were directors of Parent on the Closing Date or other directors of Parent who were nominated by such directors or directors who were nominated by successors of directors as of the Closing Date so nominated or which were nominated by the Sponsor; (d) all or substantially all of a Loan Party’s assets are sold or transferred, other than sale or transfer to another Loan Party or (e) any “change of control” or similar event shall occur under any of the Related Agreements or the Sponsor Note Documents.

Chief Financial Officer: the chief financial officer or treasurer of Parent.

Claims: all liabilities, obligations, losses, damages, penalties, judgments, proceedings, interest, costs and expenses of any kind (including remedial response costs, reasonable attorneys’ fees and Extraordinary Expenses) at any time (including after Full Payment of the Obligations, resignation or replacement of Agent, or replacement of any Lender) incurred by or asserted against any Indemnitee in any way relating to (a) any Loans, Letters of Credit, Loan Documents, or the use thereof or transactions relating thereto, (b) any action taken or omitted to be taken by any Indemnitee in connection with any Loan Documents, (c) the existence or perfection of any Liens, or realization upon any Collateral, (d) exercise of any rights or remedies under any Loan Documents or Applicable Law, or (e) failure by any Loan Party to perform or observe any terms of any Loan Document, in each case including all costs and expenses relating to any investigation, litigation, arbitration or other proceeding (including an Insolvency Proceeding or appellate proceedings), whether or not the applicable Indemnitee is a party thereto.

Closing Date: as defined in Section 6.1 (Conditions Precedent to Initial Loans).

Code: the Internal Revenue Code of 1986.

Collateral: all of each Loan Party’s right, title and interest in all Property of such Loan Party, subject to a Lien under, or purported to be subject to a Lien under, the Security Documents, that, in each case, now or hereafter secure (or is intended to secure) any of the Obligations.

Commitment: for any Lender, the aggregate amount of such Lender’s Revolver Commitment and Term Loan Commitment. “Commitments” means the aggregate amount of all Revolver Commitments and Term Loan Commitments.

Commitment Termination Date: the earliest to occur of (a) the Revolver Termination Date; (b) the date on which Borrowers terminate or reduce to zero the Revolver Commitments pursuant to Section 2.1.4 (Voluntary Reduction or Termination of Revolver Commitments) or (c) the date on which the Revolver Commitments are terminated pursuant to Section 11.2 (Remedies Upon Default).

Compliance Certificate: a certificate, substantially in the form attached hereto as Exhibit M or otherwise in form and substance satisfactory to Agent, by which Borrowers certify compliance with Sections 8.6.2 (Insurance of Collateral; Insurance Proceeds), 10.1.7 (Additional Insurance) and 10.2 (Negative Covenants), and that no Default or Event of Default has occurred, or if such an event has occurred, describing such event in reasonable detail and setting forth the proposed actions that Loan Parties have taken or propose to take with respect thereto, list all outstanding Bank Products with Lenders (or their Affiliates) other than Bank of America (or its Affiliates) and with respect to any such certificate being delivered in connection with the financial statements required pursuant to Section 10.1.2(a) with respect to any Fiscal Year or 10.1.2(b) with respect to the last month of any Fiscal Quarter and covering such Fiscal Quarter and Fiscal Year to date period then ending, certifies compliance with Section 10.3 (Financial Covenants) and calculates the applicable Level for the Applicable Margin.

Computation Period: each period of four consecutive Fiscal Quarters ending on the last day of a Fiscal Quarter.

Consolidated Net Income: with respect to Parent and its Subsidiaries, on a consolidated basis, for any period, the net income (or loss) of Parent and its Subsidiaries for such period, excluding any gains from Asset Dispositions, any extraordinary gains and any gains from discontinued operations, determined in accordance with GAAP.

Contingent Obligation: means, with respect to any Person, each obligation and liability of such Person and all such obligations and liabilities of such Person incurred pursuant to any agreement, undertaking or arrangement by which such Person: (a) guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, dividend, obligation or other liability of any other Person in any manner (other than by endorsement of instruments in the course of collection), including any indebtedness, dividend or other obligation which may be issued or incurred at some future time; (b) guarantees the payment of dividends or other distributions upon the Equity Interests of any other Person; (c) undertakes or agrees (whether contingently or otherwise): (i) to purchase, repurchase, or otherwise acquire any indebtedness, obligation or liability of any other Person or any property or assets constituting security therefor, (ii) to advance or provide funds for the payment or discharge of any indebtedness, obligation or liability of any other Person (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, working capital or other financial condition of any other Person, or (iii) to make payment to any other Person other than for value received; (d) agrees to lease property or to purchase securities, property or services from such other Person with the purpose or intent of assuring the owner of such indebtedness or obligation of the ability of such other Person to make payment of the indebtedness or obligation; (e) to induce the issuance of, or in connection with the issuance of, any letter of credit for the benefit of such other Person; or (f) undertakes or agrees otherwise to assure a creditor against loss. The amount of any Contingent Obligation shall (subject to any limitation set forth herein) be deemed to be the outstanding principal amount (or maximum permitted principal amount, if larger) of the indebtedness, obligation or other liability guaranteed or supported thereby.

Contract Rights: all Loan Parties’ rights and remedies with respect to the Assigned Agreements.

Contribution Agreement: the Contribution Agreement, dated as of January 4, 2011, by and among Old SoCal, Adams, Adams Trust and DeSimone, as amended, restated, supplemented or otherwise modified from time to time.

Contribution Documents: the Contribution Agreement, the Adway Operating Agreement, the Old SoCal Restricted Stock Agreement and any other instruments, documents and agreements entered into in connection therewith or with the transactions contemplated thereby, in each case, as amended, restated, supplemented or otherwise modified from time to time.

Copyright Security Agreement: each agreement (including this agreement) pursuant to which a Loan Party grants or purports to grant to Agent a Lien on such Loan Party’s copyrights, copyright applications and other related rights as security for any of the Obligations.

Custodial Agreement: that certain Custodial Administration Agreement dated on or about the Closing Date entered into by and among Loan Parties, Custodian and Agent.

Custodian: VINtek, Inc, a Pennsylvania corporation in its capacity as bailee under the Custodial Agreement.

CWA: the Clean Water Act (33 U.S.C. §§ 1251 et sec.).

DACA Deposit Account: a Deposit Account subject to a Deposit Account Control Agreement.

Debt: with respect to any Person, without duplication,

(a)   all indebtedness of such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments,

(b)   all obligations of such Person as lessee under Capital Leases which have been or should be recorded as liabilities on a balance sheet of such Person in accordance with GAAP,

(c)   all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the Ordinary Course of Business),

(d)   all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person; provided, that if such Person has not assumed or otherwise become liable for such indebtedness, such indebtedness shall be measured at the fair market value of such property securing such indebtedness at the time of determination,

(e)   all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn), bankers’ acceptances and similar obligations issued for the account of such Person (including the Letters of Credit),

(f)    all Obligations of such Person under Hedging Agreements,

(g)   all Contingent Obligations of such Person,

(h)   all Debt of any partnership of which such Person is a general partner,

(i)    all monetary obligations of such Person under (i) so-called synthetic, off-balance sheet or tax retention leases (solely for purposes of calculating compliance with the financial covenants set forth in Section 10.3 (Financial Covenants), discounted to present value at a reasonable capitalization rate fixed acceptable to Agent), or (ii) an agreement for the use or possession of Property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment), and

(j)    any Equity Interests or other equity instrument, whether or not mandatorily redeemable, that under GAAP is characterized as debt, whether pursuant to Financial Accounting Standards Board Issuance No. 150 or otherwise.

Debt to be Repaid: Debt listed on Schedule 10.2.1(g) (Debt to be Repaid).

Default: an event or condition that, with the lapse of time or giving of notice, would constitute an Event of Default.

Default Rate: for any Obligation (including, to the extent permitted by law, interest not paid when due), 2% plus the interest rate otherwise applicable thereto or if such Obligation does not bear interest, a rate equal to the Base Rate, plus 2.00%.

Defaulting Lender: any Lender that (a) fails to make any payment or provide funds to Agent or any Borrower as required hereunder or fails otherwise to perform its obligations under any Loan Document, and such failure is not cured within one Business Day, or (b) is the subject of any Insolvency Proceeding.

Deposit Account: as defined in the UCC.

Deposit Account Control Agreements: the deposit account control agreements in form and substance reasonably satisfactory to Agent executed by each lockbox servicer and financial institution maintaining a lockbox and/or Deposit Account (other than an Excluded Deposit Account) for a Loan Party, in favor of Agent and meeting the requirements set forth in Section 8.5 (Administration of Deposit Accounts).

DeSimone: Philip G. DeSimone, an individual.

Disposition: as defined in the definition of “Asset Disposition”.

Distribution: any declaration or payment of a distribution, interest or dividend on any Equity Interest (other than payment-in-kind); any distribution, advance or repayment of Debt to a holder of Equity Interests; or any purchase, redemption, or other acquisition or retirement for value of any Equity Interest.

Document: as defined in the UCC.

Dollars or $: lawful money of the United States.

Domestic Subsidiary: any Subsidiary (other than an Inactive Subsidiary) of any Loan Party (other than, except as otherwise expressly provided, Parent) which is organized under the laws of any state in the United States of America, which shall become a Loan Party hereunder pursuant to Section 10.1.9 (Future Subsidiaries).

Domestic Wholly-Owned Subsidiary: any wholly-owned direct or indirect Subsidiary (other than an Inactive Subsidiary) of any Loan Party (other than, except as otherwise expressly provided, Parent) which is organized under the laws of any state in the United States of America, which shall become a Loan Party hereunder pursuant to Section 10.1.9 (Future Subsidiaries).

Dominion Account: a special account established by Borrowers at Bank of America or another bank acceptable to Agent, over which Agent has exclusive control for withdrawal purposes.

EBITDA: for any period, with respect to Parent and its Subsidiaries on a consolidated basis, Consolidated Net Income for such period plus, to the extent deducted in determining such Consolidated Net Income, Interest Expense, income tax expense and depreciation and amortization expense and transaction fees and expenses (not to exceed the respective amounts set forth in Schedule 1.1(f) (Transaction Expenses)) incurred in the first Fiscal Quarter of 2011 in connection with the consummation of the Related Transactions, the issuance of the Sponsor Debt and the documentation, negotiation and execution of the Loan Documents, in each case, for such period. Notwithstanding the foregoing, for purposes of calculating the Fixed Charge Coverage Ratio and Leverage Ratio, EBITDA for the Parent and its Subsidiaries (including Old SoCal and its Subsidiaries) for the following periods shall be as set forth below:

Fiscal Quarter ended March 31, 2010:	$10,075,000

Fiscal Quarter ended June 30, 2010:	$14,574,000

Fiscal Quarter ended September 30, 2010:	$14,241,000

Fiscal Quarter ended December 31, 2010: an amount to be agreed upon prior to February 15, 2011 between Agent and Loan Party Agent using the methodology used for determining such amounts for June 30, 2010 and September 30, 2010 based on the results of operations of Parent and such Subsidiaries as set forth in their respective interim financial statements covering the Fiscal Year ending December 31, 2010.

Eligible Account: an Account owing to a Borrower that arises in the Ordinary Course of Business and is deemed by Agent, in its commercially reasonable credit judgment, to be an Eligible Account. Without limiting Agent’s aforementioned credit judgment, Agent shall, in general, consider an Account to be an Eligible Account if it meets, and so long as it continues to meet, the following requirements:

(a)           such Account is evidenced by an invoice delivered to the related Account Debtor and (x) for Account Debtors that have a long-term unsecured debt rating of A or better by S&P or the equivalent rating from Moody’s, is not more than (i) 60 days past the due date or (ii) 120 days past the original invoice date thereof, in each case according to the original terms of sale or (y) for all other Account Debtors, is not more than (i) 60 days past the due date or (ii) 90 days past the original invoice date thereof, in each case according to the original terms of sale; each such invoice is in a Borrower’s name and is payable solely to such Borrower and grants no other party any rights to such payments;

(b)           it is owing by an Account Debtor in respect of which 25% or more of the aggregate Dollar amount of all Accounts owing by such Account Debtor and its Affiliated Account Debtors are ineligible pursuant to clause (a) immediately above;

(c)           if the aggregate amount of all Accounts owed by the Account Debtor and its Affiliated Account Debtors to Borrowers exceeds 15% (or such higher percentage as Agent may establish for the Account Debtor from time to time) of the aggregate amount of all Eligible Accounts at such time, then all Accounts owed by such Account Debtor or Affiliated Account Debtors in excess of such amount shall be deemed ineligible; it being agreed that the percent limitation with respect to the following Account Debtors and their Affiliated Account Debtors shall be 25% (unless and until reduced by the Agent in its commercially reasonable credit judgment):

1.             General Mills, Inc.

2.             3M Company

3.             Fedex Corp.

(d)           it is not an Account (i) with respect to which any representation or warranty contained in this Agreement or any other Loan Document is untrue in any material respect, (ii) which violates in any material respect any of the covenants contained in this Agreement, any other Loan Document or the agreement or contract under which it arises, or (iii) which arises out of a contract or order which fails in any material respect to comply with the requirements of Applicable Law;

(e)           the Account Debtor or Affiliated Account Debtor with respect thereto is not (i) a Loan Party or an Affiliate of a Loan Party, (ii) a director, officer, employee or agent of a Loan Party or an Affiliate of a Loan Party, or (iii) unless an effective no offset agreement in form and substance acceptable to Agent is in effect with respect thereto, a creditor or supplier; provided that in the case of any Accounts owing by Glovis America, Inc. and Glovis Alabama, LLC and their Affiliates which would otherwise be deemed to be ineligible pursuant to this clause (iii), such Account shall only be deemed ineligible to the extent of any debt or payables owing by the Loan Parties to Glovis America, Inc. and Glovis Alabama, LLC and their Affiliates at such time;

(f)            otherwise subject to a potential offset, counterclaim, dispute, deduction, discount, recoupment, reserve, defense, chargeback, credit or allowance (but ineligibility shall be limited to the amount thereof);

(g)           no Insolvency Proceeding has been commenced by or against the Account Debtor or any Affiliated Account Debtor with respect thereto; and the Account Debtor nor any Affiliated Account Debtor with respect thereto has not failed, suspended or ceased doing business, is not liquidating, dissolving or winding up its affairs; neither the Borrower nor the Agent is aware of any material impairment of such Account Debtor’s ability to pay its debts or the Accounts or of a material deterioration of its financial condition; and the Borrower is able to bring suit or enforce remedies against the Account Debtor through judicial process;

(h)           the Account Debtor with respect thereto is a resident or citizen of, and is located within, the United States or Canada and such Account is denominated in United States or Canadian dollars; provided, however, that up to $2,000,000 of Accounts which would otherwise be eligible hereunder but for the fact that the Account Debtor thereon is a resident or citizen of Mexico shall, with respect to any such Account Debtor which is a Fortune 1000 company or a Subsidiary of a Fortune 1000 company, be deemed eligible hereunder so long as no more than $200,000 of such otherwise Eligible Accounts owing by any such Account Debtor and its Affiliated Account Debtors (other than the Specified Mexican Account Debtors (as defined below)) shall be deemed eligible hereunder; it being agreed that the following Mexican Account Debtors (together with such other Mexican Account Debtors as Agent may specify from time to time in its sole dissection the “Specified Mexican Account Debtors”) shall not be subject to such $200,000 limitation:

(i)    Deere & Company;

(ii)     Conagra Mexico; and

(iii)    Donaldson’s;

(i)            the Account Debtor with respect thereto is not a Governmental Authority; provided that if the Account Debtor is the United States or any state or local government, or any department, agency or instrumentality thereof, such Account may be an Eligible Account if a Borrower has assigned its right to payment of such Account to Agent pursuant to the Assignment of Claims Act or any comparable state or local law, as applicable, and evidence (reasonably satisfactory to Agent) of such assignment has been delivered to Agent;

(j)            it (i) is owned by such Borrower, (ii) is subject to a duly perfected, first priority Lien in favor of Agent and (iii) is not subject to any other assignment or Lien;

(k)           it arises from the final, bona fide rendering of services which have been fully performed by such Borrower in the Ordinary Course of Business of such Borrower;

(I)            it is not an Account evidenced by Chattel Paper or an Instrument of any kind, and has not been reduced to judgment;

(m)          the payment of such Account has not been extended, the Account Debtor relating thereto has not made a partial payment or made a deposit, provided, that only such portion of such Account in the amount of such prepayment or deposit shall be deemed ineligible pursuant to this clause (n), and it is not an Account from a sale on a cash-on-delivery basis;

(n)           it is not (i) an Account arising from a sale to a Affiliate or to a Person for personal, family or household purposes, (ii) an Account arising from a “sale on approval,” “sale or return,” “consignment,” “bill and hold,” “guaranteed sale” or subject to any other repurchase or return agreement, or (iii) subject to a reserve or contra-account established by such Borrower or any other Affiliate for potential returns or refunds; provided, that only such portion of such Account in the amount of such reserve or contra-account shall be deemed ineligible pursuant to this clause (n)(iii);

(o)           it does not represent a progress billing or retainage, or relate to services for which a performance, surety or completion bond or similar assurance has been issued;

(p)           it does not include a billing for interest, fees or late charges; provided, that only such portion of any such Account not satisfying the criteria in this subclause (p) shall be deemed ineligible pursuant to this clause (p);

(q)           it (i) is a valid, legally enforceable and unconditional obligation of the Account Debtor with respect thereto, and (ii) is not subject to (A) the fulfillment of any condition whatsoever or any counterclaim, offset, credit, allowance, discount, rebate, adjustment or liability by the Account Debtor with respect thereto, or (B) any claim by such Account Debtor denying liability thereunder in whole or in part; provided, that only such portion of any such Account not satisfying the criteria in this subclause (q)(ii) shall be deemed ineligible pursuant to this clause (q), and (iii) the Account Debtor has not refused to accept and/or has not returned or offered to return any of the goods or services which are the subject of such Account;

(r)            [RESERVED]

(s)            if Borrowers maintain a credit limit for an Account Debtor, the aggregate dollar amount of Accounts due from such Account Debtor and its Affiliated Account Debtors, including such Account, does not exceed such aggregate credit limit; provided, that only such portion of such Account that exceeds such credit limit shall be deemed ineligible pursuant to this clause (s);

(t)           it is not an Account with respect to an Account Debtor that is located in any jurisdiction which has adopted a statute or other requirement with respect to which any Person that obtains business from within such jurisdiction must file a notice of business activities report or make any other required filings in a timely manner in order to enforce its claims in such jurisdiction’s courts unless (i) such notice of business activities report has been duly and timely filed or such Borrower is exempt from filing such report and has provided Agent with reasonably satisfactory evidence of such exemption or (ii) the failure to make such filings may be cured retroactively by such Borrower for a nominal fee;

(u)          [RESERVED]

(v)          if such Account arose under a contract with a carrier relating to the shipment of goods or a Logistics contract with a shipper, such contract shall be in a form of contract approved by Agent in its commercially reasonable credit judgment (it being understood that the contract attached hereto as Exhibit N (Form of Broker-Carrier Contract) is a form of contract approved by Agent) which expressly provides that the Account thereunder is for the sole benefit of a Borrower and which contains no provisions either (x) effecting the characterization of the relationship as between such Borrower and such carrier and/or shipper as being other than a debtor-creditor relationship or (y) creating any trust or opening relationship between the originating Borrower and any such carrier or shipper; provided, however, that so long as no Event of Default then exists, up to $100,000 of any such Accounts per Account Debtor, and up to $750,000 of such Accounts in the aggregate for all Account Debtors, which, in either case, would otherwise be deemed eligible but for this clause (v), shall be deemed eligible hereunder regardless of the form of contract; and

(x)          it is otherwise not unacceptable to Agent in its commercially reasonable credit judgment for any other reason.

In calculating delinquent portions of Accounts under clauses (a) and (b), credit balances more than 90 days old will be excluded. An Account which is at any time an Eligible Account, but which subsequently fails to meet any of the foregoing requirements (as determined pursuant to Section 9.1.29 (Eligible Accounts)) shall forthwith cease to be an Eligible Account as long as such failure continues. Further, with respect to any Account, if Agent or the Required Lenders at any time hereafter determine in its or their commercially reasonable credit judgment that the prospect of payment or performance by the Account Debtor with respect thereto is materially impaired for any reason whatsoever, such Account shall cease to be an Eligible Account after notice of such determination is given to Loan Party Agent.

Eligible Assignee: a Person that is (a) a Lender, U.S.-based Affiliate of a Lender or Approved Fund; (b) any other financial institution approved by Agent and Loan Party Agent (which approval by Loan Party Agent shall not be unreasonably withheld or delayed, and shall be deemed given if no objection is made within two Business Days after notice of the proposed assignment), that is organized under the laws of the United States or any state or district thereof, has total assets in excess of $5 billion, extends asset-based lending facilities in its Ordinary Course of Business and whose becoming an assignee would not constitute a prohibited transaction under Section 4975 of the Code or any other Applicable Law; and (c) during any Event of Default, any Person acceptable to Agent in its discretion.

Eligible Included Rolling Stock: Included Rolling Stock (other than Lease Pool Rolling Stock) consisting of tractors and/or trailers which, in each case, is

(a)           owned and operated by, and registered to, a Borrower,

(b)           registered, principally garaged and principally operated in the United States of America; provided that such Rolling Stock may in connection with ordinary course operations carry freight into and out of Canada and Mexico, and if located or garaged at a Material Third Party Location, such Material Third Party Location is subject to a valid and effective Lien Waiver or a Rent and Charges Reserve is maintained with respect thereto,

(c)           in good operating condition (ordinary wear and tear excepted),

(d)           complies in all material respect with all material laws and regulations relating to the operation of such Rolling Stock,

(e)           subject to a perfected, first priority Lien in favor of Agent, including delivery to Agent of the original certificate of title thereto naming Agent as the sole lienholder thereof (provided that prior to the issuance of such title for any new Rolling Stock which is acquired by a Borrower, this requirement shall be deemed satisfied for up to 60 days after such acquisition by the delivery to Agent of an original copy of the manufacturer’s statement of origin, together with a copy of the application for the certificate of title noting Agent’s lien thereon and evidence of the submission for filing thereof and payment of all licensing and recording fees, in each case, relating to such Rolling Stock),

(f)            free and clear of all Liens other than Liens in favor of Agent securing the Obligations, and

(g)           not the subject of a lease to any Person by any Borrower or of a conditional sales agreement or other similar arrangement between any Person and a Borrower.

Eligible Unbilled Accounts: any Account which, but for the fact that a Borrower has not yet issued an invoice, would otherwise constitute an Eligible Account; provided, that no such Account shall be deemed an Eligible Unbilled Account for more than ten (10) days after the creation thereof (after which time it shall either become an Eligible Account (if an invoice has been issued) or an ineligible Account).

Enforcement Action: any action to enforce any Obligations or Loan Documents or to realize upon any Collateral (whether by judicial action, self-help, notification of Account Debtors, exercise of setoff or recoupment, or otherwise).

Environmental Claims: all claims, however asserted, by any governmental, regulatory or judicial authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for any Environmental Release.

Environmental Laws: all Applicable Laws (including all programs, permits and guidance promulgated by regulatory agencies), relating to public health (but excluding occupational safety and health, to the extent regulated by OSHA) or the protection or pollution of the environment, including CERCLA, RCRA and CWA.

Environmental Notice: a notice (whether written or oral) from any Governmental Authority or other Person of any possible noncompliance with, investigation of a possible violation of, litigation relating to, or potential fine or liability under any Environmental Law, or with respect to any Environmental Release, environmental pollution or hazardous materials, including any complaint, summons, citation, order, claim, demand or request for correction, remediation or otherwise.

Environmental Release: a release as defined in CERCLA or under any other Environmental Law.

Equity Interest: the interest of any (a) shareholder in a corporation; (b) partner in a partnership (whether general, limited, limited liability or joint venture); (c) member in a limited liability company; or (d) other Person having any other form of equity security or ownership interest, including, in each case, securities convertible into or exchangeable for shares of capital stock of (or other ownership interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests).

ERISA: the Employee Retirement Income Security Act of 1974.

ERISA Affiliate: any trade or business (whether or not incorporated) under common control with a Loan Party within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

ERISA Event: (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Loan Party or ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) any Loan Party or ERISA Affiliate fails to meet any funding obligations with respect to any Pension Plan or Multiemployer Plan, or requests a minimum funding waiver; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or

Multiemployer Plan; or (g) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or ERISA Affiliate.

Event of Default: as defined in Section 11.1 (Events of Default).

Excluded Deposit Accounts: (a) Deposit Accounts of any Loan Party exclusively used for payroll (operated as zero balance accounts), payroll taxes or employee benefits and (b) petty cash and other miscellaneous accounts of the Loan Parties having an aggregate value in all such petty cash and other miscellaneous accounts of $25,000 or less.

Excluded Perfection Actions: the following actions: (i) filing notices of assignment under the Assignment of Claims Act or Financial Administration Act, (ii) taking any steps to perfect Liens on intellectual property in any jurisdiction outside the United States (other than the filing of UCC financing statements), (iii) perfecting interests in leasehold Real Property and fixtures attached thereto, (iv) the giving of notice or taking other actions (other than the filing of UCC financing statements) in respect of (A) Chattel Paper (to the extent the value thereof does not exceed $100,000 in the aggregate for all such Chattel Paper), (B) negotiable Documents (to the extent the value of all goods covered thereby do not exceed $100,000 in the aggregate at any time for all such Documents), (C) any promissory notes and other Instruments (other than checks) (to the extent the principal amount thereof, does not exceed $100,000 in the aggregate for all such notes and/or Instruments or (D) Letter-of-Credit Rights (to the extent the value thereof does not exceed $100,000 in the aggregate for all such Letter of Credit Rights), and (v) taking actions necessary to establish Agent’s control of any Excluded Deposit Account.

Excluded Tax: with respect to Agent, any Lender, Issuing Bank or any other recipient of a payment to be made by or on account of any Obligation, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located; (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which Loan Party Agent is located; (c) any backup withholding tax required by the Code to be withheld from amounts payable to a Lender that has failed to comply with Section 5.10 (Lender Tax Information); and (d) in the case of a Foreign Lender, any United States withholding tax that is (i) required pursuant to laws in force at the time such Lender becomes a Lender (or designates a new Lending Office) hereunder, or (ii) attributable to such Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 5.10 (Lender Tax Information), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from Borrowers with respect to such withholding tax.

Existing Accounts: as defined in Section 8.5 (Administration of Deposit Accounts).

Existing Letters of Credit: collectively, those certain Letters of Credit set forth on Schedule 1.1(a) (Existing Letters of Credit) attached hereto which were issued by Bank of America (as successor to LaSalle Bank N.A.) under that certain Credit Agreement dated as of

February 28, 2006 among TCA, certain Subsidiaries of TCA, the financial institutions from time to time party thereto as lenders, and Bank of America (as successor to LaSalle Bank N.A.), as agent for such lenders, as amended, and which are outstanding as of the Closing Date.

Extraordinary Expenses: all costs, expenses or advances that Agent may incur during a Default or Event of Default, or during the pendency of an Insolvency Proceeding of a Loan Party, including those relating to (a) any audit, inspection, repossession, storage, repair, appraisal, insurance, manufacture, preparation or advertising for sale, sale, collection, or other preservation of or realization upon any Collateral; (b) any action, arbitration or other proceeding (whether instituted by or against Agent, any Lender, any Loan Party, any representative of creditors of a Loan Party or any other Person) in any way relating to any Collateral (including the validity, perfection, priority or avoidability of Agent’s Liens with respect to any Collateral), Loan Documents, Letters of Credit or Obligations, including any lender liability or other Claims; (c) the exercise, protection or enforcement of any rights or remedies of Agent in, or the monitoring of, any Insolvency Proceeding; (d) settlement or satisfaction of any taxes, charges or Liens with respect to any Collateral; (e) any Enforcement Action; (f) negotiation and documentation of any modification, waiver, workout, restructuring or forbearance with respect to any Loan Documents or Obligations; and (g) Protective Advances. Such costs, expenses and advances include transfer fees, Other Taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers’ fees and commissions, auctioneers’ fees and commissions, accountants’ fees, environmental study fees, wages and salaries paid to employees of any Loan Party or independent contractors in liquidating any Collateral, and travel expenses.

Federal Funds Rate: (a) the weighted average of interest rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on the applicable Business Day (or on the preceding Business Day, if the applicable day is not a Business Day), as published by the Federal Reserve Bank of New York on the next Business Day; or (b) if no such rate is published on the next Business Day, the average rate (rounded up, if necessary, to the nearest 1/8 of 1%) charged to Bank of America on the applicable day on such transactions, as determined by Agent.

Fee Letter: the fee letter agreement between Agent and Borrowers dated as of the date hereof.

Fiscal Quarter: each period of three calendar months, commencing on the first day of a Fiscal Year.

Fiscal Year: the fiscal year of Parent and its Subsidiaries for accounting and tax purposes, ending on December 31 of each year.

Fixed Charge Coverage Ratio: for any Computation Period for Parent and its Subsidiaries on a consolidated basis, the ratio of:

(a) the aggregate of (i) the total for such period of EBITDA plus (ii) Gross Cash Proceeds (as defined below) from sales of Rolling Stock received by Borrowers during such period minus (iii) the sum of income taxes paid (or which should have been paid) in cash by such Persons and all unfinanced Capital Expenditures of such Persons incurred during such period to

(b) the sum, without duplication, for such period for Parent and its Subsidiaries on a consolidated basis of (i) cash principal payments on any Funded Debt made or scheduled to be made during such period (including scheduled, balloon or prepayment amounts, other than payments of Revolver Loans which do not permanently reduce the Revolving Commitment), plus (ii) the aggregate amount of any reductions in the amount set forth in clause (i) of the definition of Rolling Stock Formula Amount pursuant to the definition thereof during any such period, plus (iii) cash Interest Expense during such period, plus (iv) the amount of Management Fees paid by the Loan Parties during such period, plus (v) the amount of any Distribution by any Loan Party to or from any Person (other than another Loan Party) made or paid during such period.

For purposes of calculating the Fixed Charge Coverage Ratio for the Computation Period ending (x) March 31, 2011, Gross Cash Proceeds from sales of Rolling Stock received by Borrowers, cash income taxes, unfinanced Capital Expenditures, cash principal payments on Funded Debt, the aggregate amount of reductions in the amount set forth in clause (i) of the definition of Rolling Stock Formula Amount pursuant to the definition thereof, cash Interest Expense, Management Fees, and the amount of Distributions (collectively, the “Annualized Items”) shall each be deemed to equal the respective actual amounts thereof recorded for such Fiscal Quarter multiplied by four (4), (y) June 30, 2011, the Annualized Items shall each be deemed to equal the aggregate respective actual amounts thereof recorded for Fiscal Quarters ended March and June 2011, multiplied by two (2) and (z) September 30, 2011, the Annualized Items shall each be deemed to the aggregate respective actual amounts thereof for Fiscal Quarters ending March, June and September of 2011, multiplied by 1.333.

As used in this definition, “Gross Cash Proceeds” means, with respect to any Disposition (which for purposes hereof shall exclude any refinancing of Debt secured thereby or any sale/leaseback thereof or any similar transaction) or of Rolling Stock, the aggregate cash proceeds (including cash proceeds received pursuant to policies of insurance or by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received) received by any Loan Party pursuant to such Disposition, net of (i) the direct reasonable costs relating to such Disposition (including reasonable and customary sales commissions and reasonable legal, accounting and investment banking fees) and (ii) taxes paid or reasonably estimated by such Loan Party to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements).

FLSA: the Fair Labor Standards Act of 1938.

Foreign Lender: any Lender that is organized under the laws of a jurisdiction other than the laws of the United States, or any state or district thereof.

Foreign Plan: any employee benefit plan or arrangement (a) maintained or contributed to by any Loan Party or Subsidiary which is not subject to the laws of the United States; or (b)

mandated by a government other than the United States for employees of any Loan Party or Subsidiary.

Foreign Subsidiary: a Subsidiary which is a “controlled foreign corporation” under Section 957 of the Code, such that a guaranty by such Subsidiary of the Obligations or a Lien on the assets of such Subsidiary to secure the Obligations would result in material tax liability to Borrowers.

Fraudulent Conveyance: as defined in Section 5.11.6 (No Fraudulent Conveyances).

Full Payment: with respect to any Obligations, (a) the full and indefeasible cash payment thereof, including any interest, fees and other charges accruing during an Insolvency Proceeding (whether or not allowed in the proceeding); (b) with respect to Bank Products, undrawn Letters of Credit and other Obligations which are inchoate or contingent in nature, either (at the issuer’s thereof election) termination or Cash Collateralization thereof (or, in the case of any Letter of Credit, delivery of a standby letter of credit reasonably acceptable to Agent, in the amount of required Cash Collateral); and (c) if requested by Agent, a release of any Claims of Loan Parties against Agent, Lenders and Issuing Bank arising on or before the payment date. No Loans shall be deemed to have been paid in full until the Commitment Termination Date shall have occurred.

Funded Debt: as to any Person at any date, without duplication, (a) Debt of such Person for borrowed money, (b) the principal portion of all obligations of such Person under Capital Leases, (c) the maximum undrawn face amount of all letters of credit, acceptances or similar obligations issued or created for the account of such Person, (d) all obligations to guaranty Debt of another Person of the type set forth in clauses (a) through (c) above, and (e) all Debt of another Person of the type set forth in clauses (a) through (d) above secured by a lien on any property owned by such Person.

GAAP: generally accepted accounting principles in effect in the United States from time to time.

General Intangibles: as defined in the UCC and, in any event, including with respect to any Loan Party, all Payment Intangibles, all contracts and Contract Rights (including all Assigned Agreements and Seller Undertakings), agreements, instruments and indentures in any form, and portions thereof, to which such Loan Party is a party or under which such Loan Party has any right, title or interest or to which such Loan Party or any property of such Loan Party is subject, as the same from time to time may be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of such Loan Party to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of such Loan Party to damages arising thereunder and (c) all rights of such Loan Party to perform and to exercise all remedies thereunder; provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Loan Party of a security interest pursuant to this Agreement in any Account or any money or other amounts due or to become due under any such Payment Intangible, contract, agreement, instrument or indenture.

Governmental Approvals: all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and required reports to, all Governmental Authorities.

Governmental Authority: any federal, state, municipal, foreign or other governmental or quasi-governmental department, agency, commission, board, bureau, court, tribunal, instrumentality, political subdivision, or other entity or officer exercising executive, legislative, judicial, regulatory or administrative functions for or pertaining to any government or court, in each case whether associated with the United States, a state, district or territory thereof, or a foreign entity or government.

Guarantor Payment: as defined in Section 5.11.3 (Extent of Liability; Contribution).

Guarantors: Parent, each Borrower and each other Person who guarantees payment or performance of any Obligations.

Guaranty: each guaranty agreement (including this Agreement) executed by a Guarantor in favor of Agent guaranteeing all or any portion of the Obligations.

Hazardous Substances: (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, dielectric fluid containing levels of polychlorinated biphenyls, radon gas and mold; (b) any chemicals, materials, pollutant or substances defined as or included in the definition of “hazardous substances,” “hazardous waste,” “hazardous materials,” “extremely hazardous substances,” “restricted hazardous waste,” “toxic substances,” “toxic pollutants,” “contaminants,” “pollutants” or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, the exposure to, or release of which is prohibited, limited or regulated by any governmental authority or for which any duty or standard of care is imposed pursuant to, any Environmental Law.

Hedging Agreement: an agreement relating to any swap, cap, floor, collar, option, forward, cross right or obligation, or combination thereof or similar transaction, with respect to interest rate, foreign exchange, currency, commodity, credit or equity risk.

Inactive Subsidiary: any Subsidiary of a Loan Party designated as an “Inactive Subsidiary” in writing by Loan Party Agent to Agent and which satisfies all requirements of an “Inactive Subsidiary” set forth in Section 10.2.15 (Holding Company; Inactive Subsidiaries) and shall include as of the Closing Date (and thereafter for so long as such Persons shall continue to meet such requirements) Transport International Express, Inc., and Inactive Subsidiaries means all such Subsidiaries, collectively.

Included Real Property: those seven (7) parcels of Real Property owned by a Borrower that are included in Real Property Appraisals delivered to Agent in connection herewith prior to the Closing Date or pursuant to Section 10.1.13 (Post Closing Requirements), as such properties are more fully-described on Schedule 1.1(b) (Included Real Property; Leased and Owned Real Property).

Included Rolling Stock: all Rolling Stock of Borrowers, other than Rolling Stock subject to first priority secured Debt (other than the Obligations) of the type permitted pursuant to Sections 10.2.1(b) (Debt), 10.2.2(d) and/or (n) (Liens) the terms of which expressly prohibit the granting of Liens thereon to Agent.

Indemnified Taxes: Taxes other than Excluded Taxes.

Indemnitees: Agent Indemnitees, Lender Indemnitees, Issuing Bank Indemnitees and Bank of America Indemnitees.

Insolvency Proceeding: any case or proceeding commenced by or against a Person under any state, federal or foreign law for, or any agreement of such Person to, (a) the entry of an order for relief under the Bankruptcy Code, or any other insolvency, debtor relief or debt adjustment law; (b) the appointment of a receiver, trustee, liquidator, administrator, conservator or other custodian for such Person or any part of its Property; or (c) an assignment or trust mortgage for the benefit of creditors.

Insurance Assignment: each collateral assignment of insurance pursuant to which a Loan Party assigns to Agent, for the benefit of Secured Parties, such Loan Party’s rights under key-man life, business interruption or other insurance policies as Agent deems appropriate, as security for the Obligations.

Intellectual Property: all intellectual and similar Property of a Person, including inventions, designs, patents, copyrights, trademarks, service marks, trade names, trade secrets, confidential or proprietary information, customer lists, know-how, software and databases; all embodiments or fixations thereof and all related documentation, applications, registrations and franchises; all licenses or other rights to use any of the foregoing; and all books and records relating to the foregoing.

Intellectual Property Claim: any claim or assertion (whether in writing, by suit or otherwise) that a Loan Party’s or Subsidiary’s ownership, use, marketing, sale or distribution of any Inventory, Equipment, Intellectual Property or other Property violates another Person’s Intellectual Property.

Interest Expense: for any period the consolidated interest expense of Parent and its Subsidiaries, on a consolidated basis, for such period (including all imputed interest on Capital Leases).

Interest Period: as defined in Section 3.1.3 (Interest Periods).

Inventory: as defined in the UCC, including all goods intended for sale, lease, display or demonstration; all work in process; and all raw materials, and other materials and supplies of any kind that are or could be used in connection with the manufacture, printing, packing, shipping, advertising, sale, lease or furnishing of such goods, or otherwise used or consumed in a Borrower’s business (but excluding Equipment unless held for sale).

Investment: with respect to any Person, any investment in another Person, whether by acquisition of any debt or Equity Interest, by making any loan or advance, by assuming or becoming obligated with respect to a liability, Debt or Contingent Obligation in respect of obligations of such other Person (other than travel and similar advances to employees in the Ordinary Course of Business or trade accounts arising in the Ordinary Course of Business or entering into any Hedging Agreement).

IRS: the United States Internal Revenue Service.

Issuing Bank: Bank of America or an Affiliate of Bank of America.

Issuing Bank Indemnitees: Issuing Bank and its officers, directors, employees, Affiliates, agents and attorneys.

LC Application: an application by Loan Party Agent to Issuing Bank for issuance of a Letter of Credit, in form and substance satisfactory to Issuing Bank.

LC Conditions: the following conditions necessary for issuance of a Letter of Credit: (a) each of the conditions set forth in Section 6 (Conditions Precedent); (b) after giving effect to such issuance, total LC Obligations do not exceed the Letter of Credit Sublimit, no Overadvance exists and, if no Revolver Loans are outstanding, the LC Obligations do not exceed the Borrowing Base (without giving effect to the LC Reserve for purposes of this calculation); (c) the expiration date of such Letter of Credit is (i) no more than 365 days from issuance, in the case of standby Letters of Credit, (ii) no more than 120 days from issuance, in the case of documentary Letters of Credit, and (iii) at least 20 Business Days prior to the Revolver Termination Date, provided that, at the discretion of Agent and Issuing Bank, a Letter of Credit may be issued with an expiration date later than 20 Business Days prior to the Revolver Termination Date as long as, on or before such Revolver Termination Date as provided in Section 2.3.3 (Cash Collateral), Borrowers Cash Collateralize such Letter of Credit; (d) the Letter of Credit and payments thereunder are denominated in Dollars; and (e) the purpose and form of the proposed Letter of Credit is satisfactory to Agent and Issuing Bank in their commercially reasonable credit judgment.

LC Documents: all documents, instruments and agreements (including LC Requests and LC Applications) delivered by Loan Party Agent or any other Person to Issuing Bank or Agent in connection with issuance, amendment or renewal of, or payment under, any Letter of Credit.

LC Obligations: the sum (without duplication) of (a) all amounts owing by Borrowers for any drawings under Letters of Credit; (b) the aggregate undrawn face amount of all outstanding Letters of Credit; and (c) all fees and other amounts owing with respect to Letters of Credit.

LC Request: a request for issuance of a Letter of Credit, to be provided by Loan Party Agent to Issuing Bank, in form satisfactory to Agent and Issuing Bank in their commercially reasonable credit judgment.

LC Reserve: the aggregate of all LC Obligations, other than (a) those that have been Cash Collateralized; and (b) if no Default or Event of Default exists, those constituting charges owing to Issuing Bank.

Lease Pool Rolling Stock: Rolling Stock subject to either a lease or conditional sales contract between a Borrower and an owner-operator pursuant to the Owner-Operator Program.

Lender Indemnitees: Lenders and their officers, directors, employees, Affiliates, agents and attorneys.

Lenders: as defined in the preamble to this Agreement, including Agent in its capacity as a provider of Swingline Loans and any other Person who hereafter becomes a “Lender” pursuant to an Assignment and Acceptance.

Lending Office: the office designated as such by the applicable Lender at the time it becomes party to this Agreement or thereafter by notice to Agent and Loan Party Agent.

Letter of Credit: any standby or documentary letter of credit issued by Issuing Bank for the account of a Borrower, or any indemnity, guarantee, exposure transmittal memorandum or similar form of credit support issued by Agent or Issuing Bank for the benefit of a Borrower. In addition, the term “Letter of Credit” shall include the Existing Letters of Credit all of which shall be deemed to have been issued and to be outstanding under and pursuant to this Agreement.

Letter of Credit Sublimit: $20,000,000.

Leverage Ratio: the ratio, determined as of the end of any Fiscal Quarter, of (a) Funded Debt (other than Subordinated Debt) of Parent and Subsidiaries as of the last day of such quarter, to (b) EBITDA for the Computation Period then ending.

LIBOR: for any Interest Period with respect to a LIBOR Loan, the per annum rate of interest (rounded up, if necessary, to the nearest 1/8th of 1%), determined by Agent at approximately 11:00 a.m. (London time) two Business Days prior to commencement of such Interest Period, for a term comparable to such Interest Period, equal to (a) the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source designated by Agent); or (b) if BBA LIBOR is not available for any reason, the interest rate at which Dollar deposits in the approximate amount of the LIBOR Loan would be offered by Bank of America’s London branch to major banks in the London interbank Eurodollar market. If the Board of Governors imposes a Reserve Percentage with respect to LIBOR deposits, then LIBOR shall be the foregoing rate, divided by 1 minus the Reserve Percentage.

LIBOR Loan: each set of LIBOR Revolver Loans or LIBOR Term Loans having a common length and commencement of Interest Period.

LIBOR Revolver Loan: a Revolver Loan that bears interest based on LIBOR; provided, however, that a Base Rate Loan bearing interest as set forth in clause (c) of the definition of Base Rate shall not constitute a LIBOR Revolver Loan.

LIBOR Term Loan: a Term Loan that bears interest based on LIBOR.

License: any license or agreement under which a Loan Party is authorized to use Intellectual Property in connection with any manufacture, marketing, distribution or disposition of Collateral, any use of Property or any other conduct of its business.

Licensor: any Person from whom a Loan Party obtains the right to use any Intellectual Property.

Lien: any Person’s interest in Property securing an obligation owed to, or a claim by, such Person, whether such interest is based on common law, statute or contract, including liens, security interests, pledges, hypothecations, statutory trusts, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Property.

Lien Waiver: an agreement, in form and substance reasonably satisfactory to Agent, by which (a) for any material Collateral located on leased premises, the lessor waives or subordinates any Lien it may have on the Collateral, and agrees to permit Agent to enter upon the premises and remove the Collateral or to use the premises to store or dispose of the Collateral; (b) for any Collateral held by a warehouseman, processor, shipper, customs broker or freight forwarder, such Person waives or subordinates any Lien it may have on the Collateral, agrees to hold any Documents in its possession relating to the Collateral as agent for Agent, and agrees to deliver the Collateral to Agent upon request; and (c) for any Collateral held by a repairman, mechanic or bailee, such Person acknowledges Agent’s Lien, waives or subordinates any Lien it may have on the Collateral, and agrees to deliver the Collateral to Agent upon request.

List of Closing Documents: the List of Closing Documents attached hereto as Schedule 6.1 (List of Closing Documents).

Loan: a Revolver Loan or Term Loan.

Loan Account: the loan account established by each Lender on its books pursuant to Section 5.7 (Loan Account; Account Stated).

Loan Documents: this Agreement, Other Agreements and Security Documents.

Loan Parties: as defined in the preamble.

Loan Party Agent: as defined in Section 4.4 (Loan Party Agent).

Logistics: the business of Borrowers relating to supply chain management for freight distribution.

Management Agreement: that certain Consulting Services Agreement dated as of February 28, 2006 between Parent and Goldner Hawn Johnson & Morrison Incorporated, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with Section 10.2.11 (Restrictions of Amendments to Certain Documents).

Management Fees: as defined in Section 10.2.3 (Restricted Payments).

Margin Stock: as defined in Regulation U of the Board of Governors.

Material Adverse Effect: (a) a material adverse change in, or a material adverse effect upon, the condition (financial or otherwise) business, assets, liabilities, properties or results of operations of Loan Parties and their Subsidiaries, taken as a whole, (b) a material impairment of the ability of any Loan Party to perform any of the Obligations under any Loan Document, (c) a material adverse effect upon any substantial portion of the Collateral or the validity, perfection or priority of any Lien in favor of Agent under the Security Documents upon any substantial portion of the Collateral or (d) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document or the rights and remedies of Agent or any Lender under any Loan Document.

Material Contract: (i) the Related Agreements and the Sponsor Note Documents and (ii) any other agreement or arrangement to which a Loan Party or Subsidiary is party (other than the Loan Documents) (a) that is deemed to be a material contract under any securities law applicable to such Loan Party, including the Securities Act of 1933; (b) for which breach, termination, nonperformance or failure to renew would have or could reasonably be expected to have a Material Adverse Effect; or (c) that relates to Subordinated Debt, or other Debt in an aggregate amount of $1,000,000 or more.

Material Third Party Location: the locations of Collateral listed on Schedule 1.1(e) (Material Third Party Locations) hereto, and any other location of any Loan Party which is not owned by a Loan Party and at which (x) any Loan Party is headquartered, (y) Collateral having an aggregate value in excess of $1,500,000 is located or is customarily located or (z) material books and records are located.

McCoy Lease Parcel: as defined in Section 10.1.13 (Post-Closing Requirements).

Merger: as defined in the Recitals.

Merger Agreement: as defined in the Recitals.

Merger Sub: as defined in the Recitals.

Moody’s: Moody’s Investors Service, Inc., and its successors.

Mortgage: each mortgage, deed of trust or deed to secure debt pursuant to which a Borrower grants or purports to grant to Agent, for the benefit of Secured Parties, Liens upon the Real Property owned by such Borrower, as security for the Obligations.

Multiemployer Plan: any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Loan Party or ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

Net Cash Proceeds:

(a)           with respect to any Asset Disposition, the aggregate cash proceeds (including cash proceeds received pursuant to policies of insurance or by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received) received by any Loan Party pursuant to such Asset Disposition, net of (i) the direct reasonable costs relating to such Asset Disposition (including reasonable and customary sales commissions and reasonable legal, accounting and investment banking fees), (ii) taxes paid or reasonably estimated by such Loan Party to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), (iii) amounts required to be applied to the repayment of any Debt secured by a Permitted Lien having priority over the Liens of Agent under the Loan Documents on the asset subject to such Asset Disposition (other than the Loans), (iv) cash holdbacks, escrows or reserves to fund contingent obligations relating to such Asset Disposition (it being agreed that upon the release or receipt thereof to or by a Loan Party, such amounts shall constitute Net Cash Proceeds and shall be applied in accordance with the terms of this Agreement) and (v) with respect to Rolling Stock, proceeds applied as trade in value in excess of Debt owed toward the purchase of replacement Rolling Stock to be acquired by Borrowers in the Ordinary Course of Business, consistent with past business practices, within thirty (30) days after such Asset Disposition; provided that if such Rolling Stock is Eligible Included Rolling Stock, the exclusion in this clause (v) shall only be deemed applicable to the extent such replacement Rolling Stock is Eligible Included Rolling Stock as well;

(b)           with respect to any issuance of Equity Interests, the aggregate cash proceeds received by any Loan Party pursuant to such issuance, net of the direct reasonable and customary costs relating to such issuance (including reasonable and customary sales and underwriters’ commissions); and

(c)           with respect to any issuance of Debt, the aggregate cash proceeds received by any Loan Party pursuant to such issuance, net of the direct reasonable and customary costs of such issuance (including reasonable and customary up-front, underwriters’ and placement fees).

NOLV: the orderly liquidation value of Eligible Included Rolling Stock as set forth in a Rolling Stock Appraisal, net of costs, fees and expenses arising in connection with the orderly liquidation of such Rolling Stock.

Notes: each Revolver Note, Term Note or other promissory note executed by a Borrower to evidence any Obligations.

Notice of Borrowing: a Notice of Borrowing to be provided by Loan Party Agent to request a Borrowing of Revolver Loans, substantially in the form attached hereto as Exhibit J or otherwise in form satisfactory to Agent.

Notice of Conversion/Continuation: a Notice of Conversion/Continuation to be provided by Loan Party Agent to request a conversion or continuation of any Loans as LIBOR Loans, substantially in the form attached hereto as Exhibit K or otherwise in form satisfactory to Agent.

Obligations: all (a) principal of and premium, if any, on the Loans, (b) LC Obligations and other obligations of Loan Parties with respect to Letters of Credit (including, to the extent applicable, the Existing Letters of Credit), (c) interest, expenses, fees and other sums payable by Loan Parties under Loan Documents, (d) obligations of Loan Parties under any indemnity for Claims, (e) Extraordinary Expenses, (f) Bank Product Debt, and (g) other Debts, obligations and liabilities of any kind owing by Loan Parties pursuant to the Loan Documents, whether now existing or hereafter arising, whether evidenced by a note or other writing, whether allowed in any Insolvency Proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several.

OFAC: as defined in Section 10.1.5 (Compliance with Laws).

Old SoCal Restricted Stock Agreement: the Restricted Stock Agreement, dated as of January 1, 2011, by and between Old SoCal and DeSimone, as amended, restated, supplemented or otherwise modified from time to time.

Ordinary Course of Business: the ordinary course of business of any Borrower or Subsidiary, consistent with applicable past practices, if any, and undertaken in good faith.

Organic Documents: with respect to any Person, its charter, certificate or articles of incorporation, bylaws, articles of organization, limited liability agreement, operating agreement, members agreement, shareholders agreement, partnership agreement, certificate of partnership, certificate of formation, voting trust agreement, or similar agreement or instrument governing the formation or operation of such Person.

Original Rolling Stock Appraisal: collectively, those certain appraisals of Included Rolling Stock by Taylor & Martin dated as of August 31, 2010, with respect to TCA and its Subsidiaries, and November 27, 2010, with respect to Old SoCal and its Subsidiaries, together with a reconciliation thereof, in each case delivered to Agent pursuant to Section 6.1(r).

OSHA: the Occupational Safety and Hazard Act of 1970.

Other Agreements: each Note, LC Document, Fee Letter, Subordination Agreement, Real Property Related Document, Custodial Agreement, Borrowing Base Certificate, Compliance Certificate, financial statement or report delivered hereunder, or other document, instrument or agreement (other than this Agreement or a Security Document) now or hereafter delivered by a Loan Party or other Person to Agent or a Lender in connection with any transactions relating hereto.

Other Taxes: all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

Overadvance: as defined in Section 2.1.5 (Overadvances).

Overadvance Loan: a Base Rate Revolver Loan made when an Overadvance exists or is caused by the funding thereof.

Owner-Operator Program: the financing program available to independent owner- operators from a Borrower in the Ordinary Course of Business providing for the financing by such Borrower solely of the purchase price and interest obligations for the conditional sale or lease of Lease Pool Rolling Stock used by such owner-operator for providing services to Borrowers.

Participant: as defined in Section 13.2 (Participations).

Patent Security Agreement: each agreement (including this Agreement) pursuant to which a Loan Party grants to Agent a Lien on such Loan Party’s patents, patent applications and other related rights as security for any of the Obligations.

Patriot Act: the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001).

Payment Item: each check, draft or other item of payment payable to a Borrower, including those constituting proceeds of any Collateral.

PBGC: the Pension Benefit Guaranty Corporation.

Pension Plan: any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Loan Party or ERISA Affiliate or to which Loan Party or ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the preceding five plan years.

Perfection Certificate: a certificate in the form of Exhibit F or any other form approved by Agent, as the same shall be supplemented from time to time by a Perfection Certificate Supplement or otherwise.

Perfection Certificate Supplement: a certificate supplement in the form of Exhibit G or any other form approved by Agent.

Permitted Acquisition: any Acquisition by .a Loan Party (other than Parent) (x) consented to by the Required Lenders or (y) consummated after January 1, 2012 and, in the case of this clause (y):

(a)         the business, division or operating units acquired are for use, or the Person acquired is engaged, in the businesses engaged in or reasonably related to the business engaged in by Loan Parties on the Closing Date;

(b)         immediately before and after giving effect to such Acquisition, no Default or Event of Default shall exist or result therefrom

(c)          the aggregate consideration to be paid by such Loan Parties (including any Debt assumed or issued in connection therewith, the amount thereof to be calculated in accordance with GAAP and the fair market value of any non-cash consideration) in connection with (1) such Acquisition (or any series of related Acquisitions) is less than $5,000,000 and (2) all Acquisitions after the Closing Date is less than $15,000,000;

(d)         immediately after giving effect to such Acquisition, (i) no Default or Event of Default then exists or would result therefrom, (ii) Loan Parties and their Subsidiaries would, on a consolidated basis, have a Fixed Charge Coverage Ratio of not less than 1.10:1.00 as calculated on a Pro Forma Basis and (iii) Availability and Average Availability for the 30-day period immediately preceding the date of such Acquisition, in each case as calculated on a Pro Forma Basis, would equal or exceed $15,000,000, (in each case, as certified by the Chief Financial Officer in a certificate to be delivered to Agent at least 10 days prior to such Acquisition and reconfirmed on the date of such Acquisition, setting forth the calculation thereof in reasonably sufficient detail and in form and substance reasonably satisfactory to Agent);

(e)          in the case of the Acquisition of any Person, the board of directors or similar governing body of such Person has approved such Acquisition and such Person shall not have announced that it will oppose such Acquisition or shall not have commenced any action which alleges that such Acquisition will violate any Applicable Law;

(f)          reasonably prior to such Acquisition, Agent shall have received complete executed or conformed copies of each material document, instrument and agreement to be executed in connection with such Acquisition together with all lien search reports and lien release letters and other documents as Agent may reasonably require to evidence the termination of Liens (other than Permitted Liens) on the assets or business to be acquired;

(g)          not less than thirty (30) days prior to such Acquisition, Agent shall have received an acquisition summary with respect to the Person and/or business or division to be acquired, such summary to include a reasonably detailed description thereof (including financial information) and operating results (including financial statements for the most recent 12 month period for which they are available and as otherwise available), the terms and conditions, including economic terms, of the proposed Acquisition, and Loan Party Agent’s and Parent’s calculation of pro forma compliance with the financial ratios and restrictions set forth in Section 10.3 (Financial Covenants) relating thereto, including, without limitation, Loan Party Agent’s and Parent’s calculation of EBITDA;

(h)         consents reasonably acceptable to Agent have been obtained in favor of Agent and Lenders to the collateral assignment of rights and indemnities under the related acquisition documents or the related acquisition documents shall contain the right of the purchaser to collaterally assign the rights and indemnities thereunder to a third party, and, in either case, such rights and indemnities shall have been assigned to Agent and Lenders and all consents related thereto shall have been obtained;

(i)           opinions of counsel for the applicable Loan Parties (if required by the selling party) and (if delivered to the applicable Loan Parties) the selling party, in each case, allowing reliance thereon by Agent and Lenders have been delivered;

(j)          if such Acquisition is of the Equity Interests of a Person (including via merger or consolidation) or is made through a Domestic Wholly-Owned Subsidiary formed in compliance with Section 10.2.14 (Creation of Subsidiaries and Joint Ventures), such Acquisition shall be of such a percentage of the outstanding Equity Interests of such Person such that such Person shall constitute a Subsidiary, and the provisions of Section 10.1.9 (Future Subsidiaries) shall have been satisfied with respect to all such Persons and its Subsidiaries or such newly-formed Subsidiaries, and, in each case, their Property, concurrently with or prior to such Acquisition;

(k)         if the assets acquired in such Acquisition are intended to be included in the Borrowing Base, prior to such Acquisition (1) Agent and Lenders shall have been provided with such information as they shall reasonably request to complete their evaluation of any such Collateral and (2) the Asset Review and Approval Conditions shall have been satisfied;

(i)           if the Rolling Stock to be acquired in such Acquisition is intended to be designated as Eligible Included Rolling Stock, (1) such Rolling Stock must be acquired by a Borrower and (2) Agent must provide its prior written approval, upon satisfaction of the Asset Review and Approval Conditions and its review of a Rolling Stock Appraisal with respect to such Rolling Stock;

(m)          if the Acquisition is structured as a merger involving a Loan Party, Loan Party thereto is the surviving entity and such merger is permitted pursuant to Section 10.2.4(a) (Mergers, Consolidations, Sales and Other Transactions Outside the Ordinary Course of Business); and

(n)           prior to consummating such Acquisition, all actions shall have been taken to ensure that Agent has or will, effective upon the consummation of such Acquisition, a perfected and continuing first priority security interest in and Lien on all assets that are the subject of such Acquisition (except as expressly otherwise permitted herein or otherwise expressly excluded from “Collateral” pursuant to the terms hereof), subject to Permitted Liens.

Permitted Asset Disposition: an Asset Disposition permitted pursuant to Section 10.2.4 (Mergers, Consolidations, Sales and Other Transactions Outside the Ordinary Course of Business).

Permitted Lien: as defined in Section 10.2.2 (Liens).

Person: any individual, corporation, limited liability company, partnership, joint venture, joint stock company, land trust, business trust, unincorporated organization, Governmental Authority or other entity.

Plan: any employee benefit plan (as such term is defined in Section 3(3) of ERISA) established by a Loan Party or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, an ERISA Affiliate.

Pledge Agreements: that certain Pledge Agreement dated as of the date hereof from Loan Parties to Agent and each other pledge agreement from any other Loan Party to Agent, in each case, pursuant to which such Loan Party grants or purports to grant to Agent a Lien on such Loan Party’s then-owned and thereafter acquired Equity Interests in any Person (limited to no more than 65% of the total outstanding Equity Interests in any Foreign Subsidiary owned by a Loan Party), as security for the Obligations.

Prime Rate: the rate of interest announced by Bank of America from time to time as its prime rate. Such rate is set by Bank of America on the basis of various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

Pro Forma Basis: with respect to any Acquisition, Distribution or prepayment of Debt, the permissibility hereunder of which is dependent on the compliance with a Fixed Charge Coverage Ratio or maintenance of Availability, (a) such compliance with the Fixed Charge Coverage Ratio shall be calculated for the Computation Period ending as of the last day of the Fiscal Quarter then most recently ended prior to such transaction for which financial statements pursuant to Section 10.2.1(a) or (b), as applicable, and a Compliance Certificate pursuant to Section 10.1.2(c) (Financial and Other Information) shall have been delivered to Agent and after giving effect to such Acquisition, Distribution or prepayment of Debt as if such Acquisition, Distribution or prepayment of Debt (and all other Acquisitions, Distributions or prepayments of Debt, as applicable, consummated or made since the first day of the Computation Period most recently ended) happened on the first day of such Computation Period and, in the case of prepayment of Debt, as if such prepayment were a scheduled principal payment of Debt, including (i) the incurrence of any Debt or payment of any underwriter, arranger, broker, investment banking, distribution or other similar fees by any Loan Party or any of their Subsidiaries in connection with any such Acquisition, Distribution or prepayment of Debt and the scheduled amortizations and interest expense relating thereto, (ii) any repayment or redemption of other Debt of any Loan Party or any of their Subsidiaries in connection with any such Acquisition, Distribution or prepayment of Debt, (iii) the making of any Distribution by any Loan Party or any of their Subsidiaries in connection with any such Acquisition, Distribution or prepayment of Debt and (iv) solely with respect to an Acquisition, taking into account factually supportable and identifiable cost savings and expenses which would otherwise be properly accounted for as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Exchange Act of 1934 (whether or not such act is applicable), as if such cost savings or expenses were realized on the first day of such Computation Period and (b) Availability or Average Availability on a Pro Forma Basis shall be calculated giving effect to any such transactions as if such transaction took place on the first day of such Availability measurement period and, in the case of an Acquisition, shall take into account additional Collateral acquired in the related Acquisition which is approved for inclusion in the calculation of the Borrowing Base. In calculating interest expense on Debt incurred under clause (a) (i) of the immediately preceding sentence, such Debt shall be deemed to have borne interest at (A) the rate applicable thereto, in the case of fixed rate Debt or (B) the highest rate which would have been otherwise applicable thereto during the respective period when the Debt was outstanding under the terms of such Debt, in the case of floating rate Debt, except that interest expense with respect to any Debt for periods while the same was actually outstanding during the relevant Computation Period shall be calculated using the actual rates applicable thereto while the same was actually outstanding.

Pro Rata: with respect to any Lender, a percentage (carried out to the ninth decimal place) determined (a) while Revolver Commitments are outstanding, by dividing the principal amount of such Lender’s Revolver Commitment and outstanding Term Loan by the aggregate principal amount of all Revolver Commitments and outstanding Term Loans; and (b) at any other time, by dividing the principal amount of such Lender’s outstanding Loans and LC Obligations by the aggregate principal amount of all outstanding Loans and LC Obligations.

Properly Contested: with respect to any obligation of a Loan Party, (a) the obligation is subject to a bona fide dispute regarding amount or such Loan Party’s liability to pay; (b) the obligation is being properly contested in good faith by appropriate proceedings promptly instituted and diligently pursued; (c) appropriate reserves have been established in accordance with GAAP; (d) non-payment would not have and could not reasonably be expected to result in a Material Adverse Effect, nor result in forfeiture or sale of any assets of such Loan Party or its Affiliates; (e) no Lien is imposed on assets of such Loan Party, unless bonded and stayed to the reasonable satisfaction of Agent; and (f) if the obligation results from entry of a judgment or other order, such judgment or order is stayed pending appeal or other judicial review.

Property: any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

Protective Advances: as defined in Section 2.1.6 (Protective Advances).

Purchase Money Debt: (a) Debt (other than the Obligations) for payment of any of (but not more than) the purchase price of fixed assets; (b) Debt (other than the Obligations) incurred within 90 days before or after acquisition of any fixed assets, for the purpose of financing any of (but not more than) the purchase price thereof; (c) any renewals, extensions or refinancings (but not increases) thereof; provided that the Refinancing Conditions are satisfied with respect thereto; and (d) to the extent not covered above, obligations under Capital Leases permitted hereunder.

Purchase Money Lien: a Lien that secures Purchase Money Debt, encumbering only the fixed assets acquired with such Debt. Without limiting the foregoing, “Purchase Money Lien” shall include the interest of a lessor under a Capital Lease.

RCRA: the Resource Conservation and Recovery Act (42 U.S.C. §§ 6991-6991 i).

Real Property: collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real Property owned, leased or operated by any person, whether by lease, license or other means, together with, in each case, all easements, servitudes, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment and all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof.

Real Property Appraisal: an appraisal of the Included Real Property prepared by a qualified real estate appraiser licensed in accordance with the standards of the Appraisal Institute, and in form and substance, in each case, reasonably acceptable to Agent and Required Lenders.

Refinancing Conditions: with respect to any Debt that is the result of an extension, renewal or refinancing of Debt permitted under Section 10.2.1 (d), (f) or (i) (Debt), the following conditions: (a) it is in an aggregate principal amount that does not exceed the principal amount of the Debt being extended, renewed or refinanced; (b) it has a final maturity no sooner than, a weighted average life no less than, and an interest rate no greater than, the Debt being extended, renewed or refinanced; (c) if the Debt (or any rights in respect thereof) being extended, renewed or refinanced is contractually subordinated to the Obligations, the Refinancing Debt (or such rights thereunder) shall be contractually subordinated to the Obligations at least to the same extent as the Debt being extended, renewed or refinanced or on such other terms as are reasonably satisfactory to Agent; (d) the representations, covenants and defaults applicable to it are no less favorable to Borrowers than those applicable to the Debt being extended, renewed or refinanced; (e) no security interest granted in connection therewith shall cover any assets not previously securing the Debt being extended, renewed or refinanced, if any; (f) no additional Person is obligated on such Debt; and (g) upon giving effect to it, no Default or Event of Default exists or would result therefrom.

Refinancing Debt: Debt that is the result of an extension, renewal or refinancing of Debt permitted under Section 10.2.1 (d), (f) or (i) (Debt).

Reimbursement Date: as defined in Section 2.3.2 (Reimbursement; Participations).

Related Agreements: collectively, the Merger Agreement, the other instruments, documents and agreements described on Schedule 1.1(c) (Related Agreements) and any other instruments, documents and agreements entered into in connection therewith, in each case, as amended, restated, supplemented or otherwise modified from time to time in accordance with Section 10.2.11 (Restriction of Amendments to Certain Documents).

Related Real Property Documents: with respect to any Real Property subject to a Mortgage, the following, in form and substance reasonably satisfactory to Agent and received by Agent for review at least ten (10) days prior to the effective date of the Mortgage: (a) a mortgagee title policy (or binder therefor) covering Agent’s interest under the Mortgage, in a form and amount and by an insurer reasonably acceptable to Agent, which must be fully paid on such effective date; (b) such assignments of leases, estoppel letters, subordination and attornment agreements, consents, waivers and releases as Agent may reasonably require with respect to other Persons having an interest in the Real Property; (c) a current, as-built survey of the Real Property, containing a metes-and-bounds property description and flood plain certification, and certified by a licensed surveyor acceptable to Agent; (d) flood insurance in an amount, with endorsements and by an insurer acceptable to Agent, if the Real Property is within a flood plain; (e) a current Real Property Appraisal; (f) an environmental assessment, prepared by environmental engineers reasonably acceptable to Agent, and accompanied by such reports, certificates, studies or data as Agent may reasonably require, which shall all be in form and substance reasonably satisfactory to Required Lenders; and (g) such other documents, instruments or agreements as Agent may reasonably require with respect to any environmental risks regarding the Real Property.

Related Transactions: the Merger and the other transactions contemplated by the Related Agreements.

Rent and Charges Reserve: with respect to any Material Third Party Location, unless a valid and enforceable Lien Waiver is in effect with respect thereto, a reserve equal to the sum of (x) all past due rent and other amounts owing by a Loan Party to such Persons owning or operating such location; and (y) a reserve at least equal to three months rent and other charges that could be payable to any such Person; it being understood that no such Rent and Charges

Reserve shall be imposed under this clause (y) prior to February 10, 2011 with respect to any Material Third Party Location existing on the Closing Date, other than a headquarters location.

Report: as defined in Section 12.2.3 (Reports).

Reportable Event: any of the events set forth in Section 4043(c) of ER1SA, other than events for which the 30 day notice period has been waived.

Required Lenders: at any date of determination thereof, (a) if more than three (3) Lenders have Revolver Commitments and Term Loans outstanding hereunder, Lenders having Revolver Commitments and Term Loans representing more than 50% of the aggregate Revolver Commitments and Term Loans outstanding at such time; provided, however, that for so long as any Lender shall be a Defaulting Lender, the term “Required Lenders” under this clause (a) shall mean Lenders (excluding such Defaulting Lender) having Revolver Commitments and Term Loans representing more than 50% of the aggregate Revolver Commitments and Term Loans (excluding the Revolver Commitments and Term Loans of each Defaulting Lender) at such time; provided further, however, that if any of the Revolver Commitments have been terminated, the term “Required Lenders” shall be calculated using (x) in lieu of such Lender’s terminated Revolver Commitment, the outstanding principal amount of the Revolver Loans by such Lender to, and (if applicable) participation interests in LC Obligations owing by, Borrowers and (y) in lieu of the aggregate Revolver Commitments under such terminated Revolver Commitment, the aggregate outstanding Revolver Loans to, and (if applicable) LC Obligations owing by Borrowers and (b) if three (3) or less Lenders (excluding Defaulting Lenders) have Revolver Commitments and Term Loans outstanding hereunder, at least two (2) of such Lenders.

Reserve Percentage: the reserve percentage (expressed as a decimal, rounded up to the nearest 1/8th of 1%) applicable to member banks under regulations issued from time to time by the Board of Governors for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”).

Restrictive Agreement: any agreement (other than the Loan Documents) containing any provision which would:

(a)   be violated or breached by any borrowing by Borrowers hereunder or by the performance by any Loan Party of any of its Obligations hereunder or under any other Loan Document;

(b)   prohibit any Loan Party from granting to Agent and Lenders, a Lien on any of its assets; or

(c)   create or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to: (i) make Distributions to any Loan Party or any other Subsidiary, or pay any Debt owed to any Loan Party or any other Subsidiary, (ii) make loans or advances to any Loan Party or any Subsidiary thereof or (iii) transfer any of its assets or Properties to any Loan Party or any Subsidiary thereof, in each case, other than (A) customary restrictions and conditions contained in agreements relating to the sale of all or a substantial part of the assets of any Subsidiary permitted hereunder and under the other Loan Documents pending such sale; provided, that such restrictions and conditions apply only to the Subsidiary to be sold and such sale is permitted hereunder, (B) restrictions or conditions imposed by any agreement relating to Purchase Money Debt, Capital Leases and other Debt permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Debt and restrictions or conditions consisting of customary net worth, leverage or other financial covenants in each case contained in, or required by, any contractual obligation governing such Debt, (C) customary prohibitions or restrictions in joint venture agreements and similar agreements that relate solely to the activities of such joint venture, to the extent permitted under Section 10.2.14, (D) customary provisions in leases and other contracts restricting the assignment thereof, and (E) as to clause (C), above, restrictions and conditions imposed by any Governmental Authority.

Revolver Commitment: for any Lender, its obligation to make Revolver Loans and to participate in LC Obligations up to the maximum principal amount shown on Schedule 1.1(d)  (Commitments of Lenders), or as hereafter determined pursuant to each Assignment and Acceptance to which it is a party. “Revolver Commitments” means the aggregate amount of such commitments of all Lenders which amount shall be $50,000,000 on the Closing Date.

Revolver Loan: a loan made pursuant to Section 2.1, and any Swingline Loan, Overadvance Loan or Protective Advance.

Revolver Note: a promissory note to be executed by Borrowers in favor of a Lender in the form of Exhibit A, which shall be in the amount of such Lender’s Revolver Commitment and shall evidence the Revolver Loans made by such Lender.

Revolver Termination Date: January 12, 2015.

Rolling Stock: any commercial trucks, vans, tractors or trailers of any Borrower, whether owned or leased, for which a certificate of title or similar instrument has been issued.

Rolling Stock Advance Rate: at any date of determination (and between dates of determination, as last determined on the most recent prior date of determination), a rate (expressed as a percentage) equal to the quotient of (i) 90% of the NOLV of the Eligible Included Rolling Stock in effect at such date of determination (as determined by reference to the most recent Rolling Stock Appraisal) divided by (ii) the net book value of the Eligible Included Rolling Stock as then reflected in Borrowers’ books and records as at such date. Such advance rate shall be recalculated at least semi-annually upon each Rolling Stock Appraisal (if a Rolling Stock Appraisal is required), each Permitted Acquisition pursuant to which Rolling Stock acquired therein will be included in the Borrowing Base, and at such other times as is determined appropriate by Agent during the continuance of any Event of Default. Once determined, the Rolling Stock Advance Rate will remain in effect until such time as it is recalculated in connection with a later Rolling Stock Appraisal (if a Rolling Stock Appraisal is required).

Rolling Stock Formula Amount: the lesser of (i) $8,000,000 and (ii) the product of (x) the Rolling Stock Advance Rate in effect at such time, times (y) the current aggregate net book value of Borrowers’ Eligible Included Rolling Stock as of the close of the most recent month then ended; provided, however, that the Dollar amount set forth in clause (i) above shall be reduced by $166,667 on the last day of each month, commencing on February 28, 2011.

Rolling Stock Appraisal: an appraisal of the Rolling Stock performed by an appraiser or valuation firm experienced in the valuation of Rolling Stock, as determined by Agent, which is satisfactory in form and substance to Agent in its commercially reasonable credit judgment; it being agreed that the Original Rolling Stock Appraisal shall be the Rolling Stock Appraisal with respect to the Rolling Stock until delivery of a new Rolling Stock Appraisal.

Royalties: all royalties, fees, expense reimbursement and other amounts payable by a Borrower under a License.

S&P: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Borrowers, Inc., and its successors.

Secured Parties: Agent, Issuing Bank, Lenders and providers of Bank Products.

Security Documents: this Agreement, the Pledge Agreements, the Mortgages, the Copyright Security Agreements, Patent Security Agreements, Trademark Security Agreements, Insurance Assignments, Deposit Account Control Agreements, Lien Waivers and all other documents, instruments and agreements now or hereafter securing (or given with the intent to secure) any Obligations.

Seller Undertakings: collectively, all representations, warranties, covenants and agreements in favor of any Loan Party, and all indemnifications for the benefit of any Loan Party relating thereto, pursuant to the Assigned Agreements.

Senior Officer: the chairman of the board, president, chief executive officer, chief financial officer or treasurer of a Borrower or, if the context requires, a Loan Party.

Settlement Report: a report delivered by Agent to Lenders summarizing the Revolver Loans and participations in LC Obligations outstanding as of a given settlement date, allocated to Lenders on a Pro Rata basis in accordance with their Revolver Commitments.

Solvent: as to any Person, such Person (a) owns Property whose fair salable value is greater than the amount required to pay all of its debts (including contingent, subordinated, unmatured and unliquidated liabilities); (b) owns Property whose present fair salable value (as defined below) is greater than the probable total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person as they become absolute and matured; (c) is able to pay all of its debts as they mature; (d) has capital that is not unreasonably small for its business and is sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; (e) is not “insolvent” within the meaning of Section 101(32) of the Bankruptcy Code; and (f) has not incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise) under any Loan Documents, or made any conveyance in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of such Person or any of its Affiliates. “Fair salable value” means the amount that could be obtained for assets within a reasonable time, either through collection or through sale under ordinary selling conditions by a capable and diligent seller to an interested buyer who is willing (but under no compulsion) to purchase.

Sponsor: any one or more of the investment funds managed by, controlled by or under common control with, Goldner Hawn Johnson & Morrison Incorporated, including without limitation, Marathon Fund Limited Partnership V.

Sponsor Debt: all obligations of the Loan Parties to the Sponsor pursuant to the Sponsor Note Documents.

Sponsor Guaranty: that certain Unsecured Subordinated Guaranty dated as of the date hereof executed by the Loan Parties (other than Parent) in favor of the Sponsor, as the same may be amended from time to time in accordance with the terms hereof and of the Subordination Agreement and Section 10.2.11 (Restriction of Amendments to Certain Documents) hereof.

Sponsor Note  : that certain 20% Unsecured Subordinated Note due January 12, 2016, dated as of the date hereof, executed by Parent to the order of the Sponsor, in the original aggregate principal amount of $15,000,000, as the same may be amended from time to time in accordance with the terms hereof and of the Subordination Agreement and Section 10.2.11 (Restriction of Amendments to Certain Documents) hereof.

Sponsor Note Agreement: that certain Subordinated Note Purchase Agreement dated as of the date hereof among Sponsor and Parent, as such agreement may be amended in accordance with the terms hereof and of the Subordination Agreement and Section 10.2.11 (Restriction of Amendments to Certain Documents) hereof.

Sponsor Note Documents: collectively, the Sponsor Note Agreement, the Sponsor Note, the Subordination Agreement, the Sponsor Guaranty, and any related documents thereto, in each case, as amended from time to time in accordance with the terms hereof and of the Subordination Agreement and Section 10.2.11 (Restriction of Amendments to Certain Documents) hereof.

Subordinated Debt: (i) the Sponsor Debt and (ii) any other Debt (other than intercompany debt) incurred by a Loan Party or Subsidiary that is expressly subordinate and junior in right of payment to Full Payment of all Obligations, and is on terms (including maturity, interest, fees, repayment, covenants and subordination) satisfactory to Agent in its commercially reasonable credit judgment.

Subordination Agreement: that certain Subordination Agreement dated as of the date hereof among Agent, Sponsor, and Loan Parties, as such agreement may be amended from time to time.

Subsidiary: with respect to any Person, a corporation, partnership, limited liability company or other entity of which such Person owns, directly or indirectly, such number of outstanding Equity Interests as have more than 50% of the ordinary voting power for the election of directors or other managers of such corporation, partnership, limited liability company or other entity. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of Parent.

Swingline Loan: any Borrowing of Base Rate Revolver Loans funded with Agent’s funds, until such Borrowing is settled among Lenders or repaid by Borrowers.

Taxes: all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

Term Loan: a loan made pursuant to Section 2.2 (Term Loan Commitment).

Term Loan Commitment: for any Lender, the obligation of such Lender to make a Term Loan hereunder, up to the principal amount shown on Schedule 1.1(d) (Commitments of Lenders). “Term Loan Commitments” means the aggregate amount of such commitments of all Lenders which amount shall be $7,000,000 on the Closing Date. The Term Loan Commitments shall be deemed terminated upon the funding of the Term Loan on the Closing Date.

Term Note: a promissory note to be executed by Borrowers in favor of a Lender in the form of Exhibit B, which shall be in the amount of such Lender’s Term Loan Commitment and shall evidence the Term Loan made by such Lender.

Trademark Security Agreement: each agreement (including this Agreement) pursuant to which a Loan Party grants or purports to grant to Agent, for the benefit of Secured Parties, a Lien on such Loan Party’s interests in trademarks, as security for the Obligations.

Transferee: any actual or potential Eligible Assignee, Participant or other Person acquiring an interest in any Obligations.

Trigger Condition: with respect to Section 10.3 (Financial Covenants), either (x) the occurrence or continuance of an Event of Default or (y) Availability is less than $10,000,000 on any day.

Trigger Period: with respect to Section 10.3 (Financial Covenants), the period commencing on and including the last day of the Fiscal Quarter then most recently ended prior to occurrence of a Trigger Condition with respect to which the financial statements and corresponding Compliance Certificate shall have been delivered to Agent pursuant to Section 10.1.2 (a) or (b) (Financial and Other Information), as applicable, and Section 10.1.2(c) (Financial and Other Information), and ending on and including the last day of the next Fiscal Quarter during which no Trigger Condition existed or occurred; it being acknowledged that a Trigger Period shall cover, at a minimum, a three Fiscal Quarter period.

Type: any type of a Loan (i.e., Base Rate Loan or LIBOR Loan) that has the same interest option and, in the case of LIBOR Loans, the same Interest Period.

UCC: the Uniform Commercial Code as in effect in the State of Illinois or, when the laws of any other jurisdiction govern the perfection or enforcement of any Lien, the Uniform Commercial Code of such jurisdiction.

Unfunded Pension Liability: the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

Value: for an Account, its face amount, net of any returns, rebates, discounts (calculated on the shortest terms), credits, allowances or Taxes (including sales, excise or other taxes) that have been or could be claimed by the Account Debtor or any other Person.

Wholly-Owned Subsidiary: as to any Person, a Subsidiary all of the Equity Interests of which (except directors’ qualifying Equity Interests) are at the time directly or indirectly owned by such Person and/or another Wholly-Owned Subsidiary of such Person. Unless the context otherwise requires, each reference to a Wholly-Owned Subsidiary shall be a reference to a Wholly-Owned Subsidiary of Parent.

1.2.         Accounting Terms. Under the Loan Documents (except as otherwise specified herein), all accounting terms shall be interpreted, all accounting determinations shall be made, and all financial statements shall be prepared, in accordance with GAAP applied on a basis consistent with the most recent audited financial statements of Loan Parties delivered to Agent before the Closing Date and using the same inventory valuation method as used in such financial statements, except for any change required or permitted by GAAP if Loan Parties’ certified public accountants concur in such change, the change is disclosed to Agent, and Section 10. 3 (Financial Covenants) is amended in a manner reasonably satisfactory to Required Lenders to take into account the effects of the change.

1.3.           Uniform Commercial Code. As used herein, the following terms are defined in accordance with the UCC in effect in the State of Illinois from time to time: “Chattel Paper,” “Commercial Tort Claim,” “Equipment,” “Goods,” “Instrument,” “Investment Property,” “Letter-of-Credit Right” and “Supporting Obligation.” In addition, other terms relating to Collateral used and not otherwise defined herein that are defined in the UCC shall have the meanings set forth in the UCC.

1.4.         Certain Matters of Construction; Payments on Non-Business Days. The terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified date to a later specified date, “from” means “from and including,” and “to” and “until” each mean “to but excluding.” The terms “including” and “include” shall mean “including, without limitation” and, for purposes of each Loan Document, the parties agree that the rule of ejusdem generis shall not be applicable to limit any provision. Section titles appear as a matter of convenience only and shall not affect the interpretation of any Loan Document. All references to (a) laws or statutes include all related rules, regulations, interpretations, amendments and successor provisions; (b) any reference to any Loan Document shall be deemed to include any amendments, waivers and other modifications, extensions or renewals of such Loan Document; (c) any section mean, unless the context otherwise requires, a section of this Agreement; (d) any exhibits or schedules mean, unless the context otherwise requires, exhibits and schedules attached hereto, which are hereby incorporated by reference; (e) any Person include successors and assigns; (f) time of day mean time of day at Agent’s notice address under Section 14.3.1 (Notice Addresses); or (g) discretion of Agent, Issuing Bank or any Lender mean the sole and absolute discretion of such

Person. All calculations of Value, fundings of Loans, issuances of Letters of Credit and payments of Obligations shall be in Dollars and, unless the context otherwise requires, all determinations (including calculations of Borrowing Base and financial covenants) made from time to time under the Loan Documents shall be made in light of the circumstances existing at such time. Borrowing Base calculations shall be consistent with historical methods of valuation and calculation, and otherwise satisfactory to Agent (and not necessarily calculated in accordance with GAAP). Loan Parties shall have the burden of establishing any alleged negligence, misconduct or lack of good faith by Agent, Issuing Bank or any Lender under any Loan Documents. No provision of any Loan Documents shall be construed against any party by reason of such party having, or being deemed to have, drafted the provision. Whenever the phrase “to the best of a Loan Party’s knowledge” or words of similar import are used in any Loan Documents, it means actual knowledge of a Senior Officer, or knowledge that a Senior Officer would have obtained if he or she had engaged in good faith and diligent performance of his or her duties, including reasonably specific inquiries of employees or agents and a good faith attempt to ascertain the matter to which such phrase relates. Whenever any payment, certificate, notice or other delivery shall be stated to be due on a day other than a Business Day, the due date for such payment or delivery shall be extended to the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of any LIBOR Loan to be made in the next calendar month, such payment shall be made on the immediately preceding Business Day.

SECTION 2. CREDIT FACILITIES

2.1.           Revolver Commitment.

2.1.1.      Revolver Loans. Each Lender agrees, severally and not jointly with the other Lenders, on a Pro Rata basis up to its Revolver Commitment, on the terms set forth herein, to make Revolver Loans to Borrowers on any Business Day during the period from and including the Closing Date to the Revolver Termination Date, not to exceed in aggregate principal amount outstanding at any time such Lender’s Revolver Commitment at such time, which Revolver Loans may be repaid and reborrowed in accordance with the provisions of this Agreement; provided, however, that such Lenders shall have no obligation to Borrowers whatsoever to honor any request for a Revolver Loan on or after the Commitment Termination Date or if the amount of the proposed Revolver Loan exceeds Availability on the proposed funding date for such Revolver Loan. The Revolver Loans shall bear interest as set forth in Section 3.1 (Interest). Each Revolver Loan shall, at the option of Loan Party Agent, be made or continued as, or converted into, part of one or more Borrowings that, unless specifically provided herein, shall consist entirely of Base Rate Loans or LIBOR Loans. The Revolver Loans shall be repaid in accordance with the terms of this Agreement and shall be secured by all of the Collateral. Borrowers shall be jointly and severally liable to pay all of the Revolver Loans. Each Revolver Loan shall be funded and repaid in Dollars.

2.1.2.      Revolver Notes. The Revolver Loans made by each Lender and interest accruing thereon shall be evidenced by the records of Agent and such Lender. At the request of any Lender, Borrowers shall deliver a Revolver Note to such Lender in the amount of such Lender’s aggregate Revolver Commitment.

2.1.3.      Use of Proceeds. The proceeds of Revolver Loans shall be used by Borrowers solely (a) to satisfy existing Debt; (b) to finance a portion of the Related Transactions; (c) for Permitted Acquisitions; (d) to pay fees and transaction expenses associated with the closing of this credit facility and the Related Transactions; (e) to pay Obligations in accordance with this Agreement; and (f) for working capital and other lawful corporate purposes of Borrowers.

2.1.4.      Voluntary Reduction or Termination of Revolver Commitments.

(a)         The Revolver Commitments shall terminate on the Revolver Termination Date, unless sooner terminated in accordance with this Agreement. Upon at least thirty (30) days’ prior written notice by Loan Party Agent to Agent at any time, Borrowers may, at their option, terminate (including by reducing to zero) the Revolver Commitments (in which case, the Commitment Termination Date shall occur). Any notice of termination given by Borrowers shall be irrevocable. On the termination date, Borrowers shall make Full Payment of all Obligations, together with any costs pursuant to Section 3.9 (Funding Losses) and, if applicable, the payment of the fee set forth in clause (c) below.

(b)         Borrowers may permanently reduce the Revolver Commitments, on a Pro Rata basis for each Lender, upon at least thirty (30) days’ days prior written notice by Loan Party Agent to Agent, which notice shall specify the amount of the reduction and shall be irrevocable once given. Each reduction shall be in a minimum amount of $1,000,000, or an increment of $1,000,000 in excess thereof. In no event may the Revolving Commitments be reduced to an amount which would result in an Overadvance or would result in Availability being less than $15,000,000 after giving effect thereto.

(c)          Concurrently with any reduction in or termination of the Revolver Commitments, for whatever reason (including an Event of Default) on or prior to July 12, 2012, Borrowers shall pay to Agent, for the Pro Rata benefit of Lenders and as liquidated damages for loss of bargain (and not as a penalty), an amount equal to .50% of amount by which the Revolver Commitments are being reduced or terminated. No termination charge shall be payable if any such reduction or termination occurs after July 12, 2012.

2.1.5.      Overadvances. If the aggregate Revolver Loans exceed the Borrowing Base (“Overadvance”) at any time, the excess amount shall be immediately due and payable upon Borrowers (or any of them) becoming aware thereof or otherwise on demand by Agent, but all such Revolver Loans shall nevertheless constitute Obligations secured by the Collateral and entitled to all benefits of the Loan Documents. Unless its authority has been revoked in writing by Required Lenders, Agent may require Lenders to honor requests for Overadvance Loans and to forbear from requiring Borrowers to cure an Overadvance, (a) when no other Event of Default is known to Agent, as long as (i) the Overadvance does not continue for more than 30 consecutive days (and no Overadvance may exist for at least five consecutive days thereafter before further Overadvance Loans are required), and (ii) the Overadvance is not known by Agent to exceed $2,500,000; and (b) regardless of whether an Event of Default exists, if Agent discovers an Overadvance not previously known by it to exist, as long as from the date of such discovery the Overadvance (i) is not increased by more than $2,000,000, and (ii) does not continue for more than 30 consecutive days. In no event shall Overadvance Loans be required that would cause the outstanding Revolver Loans and LC Obligations to exceed the aggregate Revolver Commitments. Any funding of an Overadvance Loan or sufferance of an Overadvance shall not constitute a waiver by Agent or Lenders of the Event of Default caused thereby. In no event shall any Borrower or other Loan Party be deemed a beneficiary of this Section nor authorized to enforce any of its terms.

2.1.6.      Protective Advances. Agent shall be authorized, in its discretion, at any time that any conditions in Section 6 are not satisfied, and without regard to the aggregate Commitments, to make Base Rate Revolver Loans (“Protective Advances”) (a) up to an aggregate amount of $2,500,000 outstanding at any time, if Agent deems such Loans necessary or desirable to preserve or protect Collateral, or to enhance the collectibility or repayment of Obligations; or (b) to pay any other amounts chargeable to Loan Parties under any Loan Documents, including costs, fees and expenses. Each Lender shall participate in each Protective Advance on a Pro Rata basis. Required Lenders may at any time revoke Agent’s authority to make further Protective Advances by written notice to Agent. Absent such revocation, Agent’s determination that funding of a Protective Advance is appropriate shall be conclusive. All Protective Advances made by Agent shall be Obligations secured by the Collateral and shall be treated for all purposes as Extraordinary Expenses. Notwithstanding the foregoing, in no event shall the aggregate amount of the Protective Advances under this Section 2.1.6 and Overadvances under Section 2.1.5 (Overadvances) exceed $5,000,000 in the aggregate at any time without the prior written consent of all Lenders.

2.2.         Term Loan Commitment.

2.2.1. Term Loans. Each Lender agrees, severally on a Pro Rata basis in the amount of its Term Loan Commitment on the terms set forth herein, to make a Term Loan to Borrowers in the amount of such Lender’s Term Loan Commitment. The Term Loans shall be funded by Lenders on the Closing Date. The Term Loan Commitment of each Lender shall expire upon the funding by Lenders of the Term Loans. Once repaid, whether such repayment is voluntary or required, Term Loans may not be reborrowed.

2.2.2. Term Notes. The Term Loan made by each Lender and interest accruing thereon shall be evidenced by the records of Agent and such Lender. At the request of any Lender, Borrowers shall deliver a Term Note to such Lender.

2.3.         Letter of Credit Facility.

2.3.1.      Issuance of Letters of Credit. Issuing Bank agrees to issue Letters of Credit from time to time until 30 days prior to the Revolver Termination Date (or until the Commitment Termination Date, if earlier), on the terms set forth herein, including the following. In addition, the Existing Letters of Credit shall be deemed issued by Issuing Bank pursuant to this Agreement and be deemed outstanding hereunder.

(a)           Each Borrower acknowledges that Issuing Bank’s willingness to issue any Letter of Credit is conditioned upon Issuing Bank’s receipt of an LC Application with respect to the requested Letter of Credit, as well as such other instruments and agreements as Issuing Bank may customarily require for issuance of a letter of credit of similar type and amount. Issuing

Bank shall have no obligation to issue any Letter of Credit unless (i) Issuing Bank receives a LC Request and LC Application at least three Business Days prior to the requested date of issuance; (ii) each LC Condition is satisfied; and (iii) if a Defaulting Lender exists, such Lender or Borrowers have entered into arrangements satisfactory to Agent and Issuing Bank to eliminate any funding risk associated with the Defaulting Lender. If Issuing Bank receives written notice from a Lender at least five Business Days before issuance of a Letter of Credit that any LC Condition has not been satisfied, Issuing Bank shall have no obligation to issue the requested Letter of Credit (or any other) until such notice is withdrawn in writing by that Lender or until Required Lenders have waived such condition in accordance with this Agreement. Prior to receipt of any such notice, Issuing Bank shall not be deemed to have knowledge of any failure of LC Conditions.

(b)           Letters of Credit may be requested by Loan Party Agent only (i) to support obligations of a Borrower or Subsidiary incurred in the Ordinary Course of Business; or (ii) for other purposes as Agent and Lenders may approve from time to time in writing. The renewal or extension of any Letter of Credit shall be treated as the issuance of a new Letter of Credit, except that delivery of a new LC Application shall be required at the discretion of Issuing Bank.

(c)           Borrowers assume all risks of the acts, omissions or misuses of any Letter of Credit by the beneficiary. In connection with issuance of any Letter of Credit, none of Agent, Issuing Bank or any Lender shall be responsible for the existence, character, quality, quantity, condition, packing, value or delivery of any goods purported to be represented by any Documents; any differences or variation in the character, quality, quantity, condition, packing, value or delivery of any goods from that expressed in any Documents; the form, validity, sufficiency, accuracy, genuineness or legal effect of any Documents or of any endorsements thereon; the time, place, manner or order in which shipment of goods is made; partial or incomplete shipment of, or failure to ship, any goods referred to in a Letter of Credit or Documents; any deviation from instructions, delay, default or fraud by any shipper or other Person in connection with any goods, shipment or delivery; any breach of contract between a shipper or vendor and a Borrower; errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, telecopy, e-mail, telephone or otherwise; errors in interpretation of technical terms; the misapplication by a beneficiary of any Letter of Credit or the proceeds thereof; or any consequences arising from causes beyond the control of Issuing Bank, Agent or any Lender, including any act or omission of a Governmental Authority. The rights and remedies of Issuing Bank under the Loan Documents shall be cumulative. Issuing Bank shall be fully subrogated to the rights and remedies of each beneficiary whose claims against Borrowers are discharged with proceeds of any Letter of Credit.

(d)           In connection with its administration of and enforcement of rights or remedies under any Letters of Credit or LC Documents, Issuing Bank shall be entitled to act, and shall be fully protected in acting, upon any certification, documentation or communication in whatever form believed by Issuing Bank, in good faith, to be genuine and correct and to have been signed, sent or made by a proper Person. Issuing Bank may consult with and employ legal counsel, accountants and other experts to advise it concerning its obligations, rights and remedies, and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts. Issuing Bank may employ agents and attorneys-in-fact in connection with any matter relating to Letters of Credit or LC Documents, and shall not be liable for the negligence or misconduct of agents and attorneys-in-fact selected with reasonable care.

2.3.2.      Reimbursement; Participations.

(a)           If Issuing Bank honors any request for payment under a Letter of Credit, Borrowers shall pay to Issuing Bank, on the same day (“Reimbursement Date”), the amount paid by Issuing Bank under such Letter of Credit, together with interest at the interest rate for Base Rate Revolver Loans from the Reimbursement Date until payment by Borrowers. The obligation of Borrowers to reimburse Issuing Bank for any payment made under a Letter of Credit shall be absolute, unconditional, irrevocable, and joint and several, and shall be paid without regard to any lack of validity or enforceability of any Letter of Credit or the existence of any claim, setoff, defense or other right that Borrowers or Loan Parties may have at any time against the beneficiary. Whether or not Loan Party Agent submits a Notice of Borrowing, Borrowers shall be deemed to have requested a Borrowing of Base Rate Revolver Loans in an amount necessary to pay all amounts due Issuing Bank on any Reimbursement Date and each Lender agrees to fund its Pro Rata share of such Borrowing whether or not the Commitments have terminated, an Overadvance exists or is created thereby, or the conditions in Section 6 are satisfied.

(b)           Upon issuance of a Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased from Issuing Bank, without recourse or warranty, an undivided Pro Rata interest and participation in all LC Obligations relating to the Letter of Credit. If Issuing Bank makes any payment under a Letter of Credit and Borrowers do not reimburse such payment on the Reimbursement Date, Agent shall promptly notify Lenders and each Lender shall promptly (within one Business Day) and unconditionally pay to Agent, for the benefit of Issuing Bank, such Lender’s Pro Rata share of such payment. Upon request by a Lender, Issuing Bank shall furnish copies of any Letters of Credit and LC Documents in its possession at such time.

(c)           The obligation of each Lender to make payments to Agent for the account of Issuing Bank in connection with Issuing Bank’s payment under a Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, setoff, qualification or exception whatsoever, and shall be made in accordance with this Agreement under all circumstances, irrespective of any lack of validity or unenforceability of any Loan Documents; any draft, certificate or other document presented under a Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or the existence of any setoff or defense that any Loan Party may have with respect to any Obligations. Issuing Bank does not assume any responsibility for any failure or delay in performance or any breach by any Borrower or other Person of any obligations under any LC Documents. Issuing Bank does not make to Lenders any express or implied warranty, representation or guaranty with respect to the Collateral, LC Documents or any Loan Party. Issuing Bank shall not be responsible to any Lender for any recitals, statements, information, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of any LC Documents; the validity, genuineness, enforceability, collectibility, value or sufficiency of any Collateral or the perfection of any Lien therein; or the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Loan Party.

(d)         No Issuing Bank Indemnitee shall be liable to any Lender or other Person for any action taken or omitted to be taken in connection with any LC Documents except as a result of its actual bad faith, gross negligence or willful misconduct as determined by a final, nonappealable judgment of a court of competent jurisdiction. Issuing Bank shall not have any liability to any Lender if Issuing Bank refrains from any action under any Letter of Credit or LC Documents until it receives written instructions from Required Lenders.

2.3.3.      Cash Collateral. If any LC Obligations, whether or not then due or payable, shall for any reason be outstanding at any time (a) that an Event of Default exists, (b) that an Overadvance exists, (c) after the Commitment Termination Date, or (d) within 20 Business Days prior to the Revolver Termination Date, then Borrowers shall, at Issuing Bank’s or Agent’s request, Cash Collateralize the stated amount of all outstanding Letters of Credit and pay to Issuing Bank the amount of all other LC Obligations. Borrowers shall, on demand by Issuing Bank or Agent from time to time, Cash Collateralize the LC Obligations of any Defaulting Lender. If Borrowers fail to provide any Cash Collateral as required hereunder, Lenders may (and shall upon direction of Agent) advance, as Revolver Loans, the amount of the Cash Collateral required (whether or not the Commitments have terminated, an Overadvance exists or would result therefrom or the conditions in Section 6 are satisfied).

SECTION 3. INTEREST, FEES AND CHARGES

3.1.         Interest.

3.1.1.      Rates and Payment of Interest.

(a)         The Obligations shall bear interest (i) if a Base Rate Loan, at the Base Rate in effect from time to time, plus the Applicable Margin; (ii) if a LIBOR Loan, at LIBOR for the applicable Interest Period, plus the Applicable Margin; and (iii) if any other Obligation (including, to the extent permitted by law, interest not paid when due), at the Base Rate in effect from time to time, plus the Applicable Margin for Base Rate Revolver Loans. Interest shall accrue from the date the Loan is advanced or the Obligation is incurred or payable, until paid by Borrowers. If a Loan is repaid on the same day made, one day’s interest shall accrue.

(b)         During the continuation of any Event of Default under Section 11.1(a) or 11.1(j), at any time following the Commitment Termination Date or during the continuation of any other Event of Default if Agent or Required Lenders in their discretion so elect, all Obligations shall bear interest at the Default Rate (whether before or after any judgment). Each Borrower acknowledges that the cost and expense to Agent and Lenders due to an Event of Default are difficult to ascertain and that the Default Rate is a fair and reasonable estimate to compensate Agent and Lenders therefor.

(c)          Interest accrued on the Loans shall be due and payable in arrears, (i) in the case of Base Rate Loans on the first day of each month (commencing February 1, 2011) for the immediately preceding month (or any longer period for which interest has not previously been paid); (ii) in the case of any LIBOR Loan, on the last day of the Interest Period applicable thereto, (iii) on any date of prepayment, with respect to the principal amount of Loans being prepaid; and (iv) on the Commitment Termination Date. Interest accrued on any other Obligations shall be due and payable as provided in the Loan Documents and, if no payment date is specified, shall be due and payable on demand. Notwithstanding the foregoing, interest accrued at the Default Rate shall be due and payable on demand.

3.1.2.      Application of LIBOR to Outstanding Loans.

(a)         Borrowers may on any Business Day, subject to delivery of a Notice of Conversion/Continuation and the other terms hereof, elect to convert any portion of the Base Rate Loans to, or to continue any LIBOR Loan at the end of its Interest Period as, a LIBOR Loan. During any Default or Event of Default, Agent may (and shall at the direction of Required Lenders) declare that no Loan may be made, converted or continued as a LIBOR Loan.

(b)         Whenever Borrowers desire to convert or continue Loans as LIBOR Loans, Loan Party Agent shall give Agent a Notice of Conversion/Continuation, no later than 11:00 a.m. at least three Business Days before the requested conversion or continuation date. Promptly after receiving any such notice, Agent shall notify each Lender thereof. Each Notice of Conversion/Continuation shall be irrevocable, and shall specify the amount of Loans to be converted or continued, the conversion or continuation date (which shall be a Business Day), and the duration of the Interest Period (which shall be deemed to be 30 days if not specified). If, upon the expiration of any Interest Period in respect of any LIBOR Loans, Borrowers shall have failed to deliver a Notice of Conversion/Continuation, they shall be deemed to have elected to convert such Loans into Base Rate Loans.

3.1.3.      Interest Periods. In connection with the making, conversion or continuation of any LIBOR Loans, Borrowers shall select an interest period (“Interest Period”) to apply, which interest period shall be 30, 60, 90 or 180 days; provided, however, that:

(a)         the Interest Period shall commence on the date the Loan is made or continued as, or converted into, a LIBOR Loan, and shall expire on the numerically corresponding day in the calendar month at its end;

(b)         if any Interest Period commences on a day for which there is no corresponding day in the calendar month at its end or if such corresponding day falls after the last Business Day of such month, then the Interest Period shall expire on the last Business Day of such month; and if any Interest Period would expire on a day that is not a Business Day, the period shall expire on the next Business Day; and

(c)          no Interest Period shall extend beyond the Revolver Termination Date; and no Interest Period for a LIBOR Term Loan may be established that would require repayment before the end of an Interest Period in order to make any scheduled principal payment on Term Loans.

3.1.4.      Interest Rate Not Ascertainable. If Agent shall determine that on any date for determining LIBOR, due to any circumstance affecting the London interbank market, adequate and fair means do not exist for ascertaining such rate on the basis provided herein, then Agent shall immediately notify Borrowers of such determination. Until Agent notifies

Borrowers that such circumstance no longer exists, the obligation of Lenders to make LIBOR Loans shall be suspended, and no further Loans may be converted into or continued as LIBOR Loans.

3.2.          Fees.

3.2.1. Unused Line Fee. Borrowers shall pay to Agent, for the Pro Rata benefit of Lenders, a fee equal to 0.375% per annum times the average daily amount by which the Revolver Commitments exceed the aggregate daily balance of Revolver Loans and outstanding undrawn face amount of Letters of Credit during any month. Such fee shall be payable in arrears, on the first day of each month and on the Commitment Termination Date.

3.2.2. LC Facility Fees. Borrowers shall pay (a) to Agent, for the Pro Rata benefit of Lenders, a fee equal to the per annum rate of the Applicable Margin in effect for LIBOR Revolver Loans times the average daily stated amount of Letters of Credit, which fee shall be payable monthly in arrears, on the first day of each month; (b) to Issuing Bank, for its own account, a fronting fee in the amount and at the times agreed to by Borrowers and Issuing Bank, which fee shall be payable monthly in arrears; and (c) to Issuing Bank, for its own account, all customary charges associated with the issuance, amending, negotiating, payment, processing, transfer and administration of Letters of Credit, which charges shall be paid as and when incurred. During an Event of Default, the fee payable under clause (a) shall be increased by 2% per annum.

3.2.3. Other Fees. Borrowers shall pay to Agent, for its own account, such other fees as are set forth in, and at such times as are specified thereof, in the Fee Letter.

3.3.         Computation of Interest, Fees, Yield Protection. All interest, as well as fees and other charges calculated on a per annum basis, shall be computed for the actual days elapsed, based on a year of 360 days. Each determination by Agent of any interest, fees or interest rate hereunder shall be final, conclusive and binding for all purposes, absent manifest error. All fees shall be fully earned when due and shall not be subject to rebate, refund or proration. All fees payable under Section 3.2 (Fees) are compensation for services and are not, and shall not be deemed to be, interest or any other charge for the use, forbearance or detention of money. A certificate as to amounts payable by Borrowers under Section 3.4 (Reimbursement Obligations), 3.7 (Increased Costs; Capital Adequacy), 3.9 (Funding Losses) or 5.9 (Taxes)), submitted to Loan Party Agent by Agent or the affected Lender, as applicable, shall be final, conclusive and binding for all purposes, absent manifest error, and Borrowers shall pay such amounts to the appropriate party within 10 days following receipt of the certificate.

3.4.         Reimbursement Obligations. Borrowers shall reimburse Agent for all Extraordinary Expenses. Borrowers shall also reimburse Agent for all legal, accounting, appraisal, consulting, and other fees, costs and expenses incurred by it in connection with (a) negotiation and preparation of any Loan Documents, including any amendment or other modification thereof; (b) administration of and actions relating to any Collateral, Loan Documents and transactions contemplated thereby, including any actions taken to perfect or maintain priority of Agent’s Liens on any Collateral, to maintain any insurance required hereunder or to verify Collateral; and (c) subject to the limits of Section 10.1.1(b) (Inspections;

Appraisals), each inspection, audit or appraisal with respect to any Loan Party or Collateral, whether prepared by Agent’s personnel or a third party. All legal, accounting and consulting fees shall be charged to Borrowers by Agent’s professionals at their full hourly rates, regardless of any reduced or alternative fee billing arrangements that Agent, any Lender or any of their Affiliates may have with such professionals with respect to this or any other transaction. If, for any reason (including inaccurate reporting on financial statements or a Compliance Certificate), it is determined that a higher Applicable Margin should have applied to a period than was actually applied, then the proper margin shall be applied retroactively and Borrowers shall immediately pay to Agent, for the Pro Rata benefit of Lenders, an amount equal to the difference between the amount of interest and fees that would have accrued using the proper margin and the amount actually paid. All amounts payable by Borrowers under this Section shall be due and payable in accordance with Section 3.3 (Computation of Interest; Fees; Yield Protection).

3.5.         Illegality. If any Lender determines that any Applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund LIBOR Loans, or to determine or charge interest rates based upon LIBOR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to Agent, any obligation of such Lender to make or continue LIBOR Loans or to convert Base Rate Loans to LIBOR Loans shall be suspended until such Lender notifies Agent that the circumstances giving rise to such determination no longer exist. Upon delivery of such notice, Borrowers shall prepay or, if applicable, convert all LIBOR Loans of such Lender, to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBOR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Loans. Upon any such prepayment or conversion, Borrowers shall also pay accrued interest on the amount so prepaid or converted.

3.6.         Inability to Determine Rates. If Required Lenders notify Agent for any reason in connection with a request for a Borrowing of, or conversion to or continuation of, a LIBOR Loan that (a) Dollar deposits are not being offered to banks in the London interbank Eurodollar market for the applicable amount and Interest Period of such Loan, (b) adequate and reasonable means do not exist for determining LIBOR for the requested Interest Period, or (c) LIBOR for the requested Interest Period does not adequately and fairly reflect the cost to such Lenders of funding such Loan, then Agent will promptly so notify Loan Party Agent and each Lender. Thereafter, the obligation of Lenders to make or maintain LIBOR Loans shall be suspended until Agent (upon instruction by Required Lenders) revokes such notice. Upon receipt of such notice, Loan Party Agent may revoke any pending request for a Borrowing of, conversion to or continuation of a LIBOR Loan or, failing that, will be deemed to have submitted a request for a Base Rate Loan.

3.7.         Increased Costs; Capital Adequacy; Change in Law.

3.7.1.      Increased Costs. If any Change in Law shall:

(a)           impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in LIBOR) or Issuing Bank;

(b)           subject any Lender or Issuing Bank to any Tax with respect to any Loan, Loan Document, Letter of Credit or participation in LC Obligations, or change the basis of taxation of payments to such Lender or Issuing Bank in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 5.9 (Taxes) and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or Issuing Bank); or

(c)           impose on any Lender or Issuing Bank or the London interbank market any other condition, cost or expense affecting any Loan, Loan Document, Letter of Credit or participation in LC Obligations;

and the result thereof shall be to increase the cost to such Lender of making or maintaining any LIBOR Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or Issuing Bank, Borrowers will pay to such Lender or Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or Issuing Bank, as applicable, for such additional costs incurred or reduction suffered.

3.7.2.      Capital Adequacy. If any Lender or Issuing Bank determines that any Change in Law affecting such Lender or Issuing Bank or any Lending Office of such Lender or such Lender’s or Issuing Bank’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s, Issuing Bank’s or holding company’s capital as a consequence of this Agreement, or such Lender’s or Issuing Bank’s Commitments, Loans, Letters of Credit or participations in LC Obligations, to a level below that which such Lender, Issuing Bank or holding company could have achieved but for such Change in Law (taking into consideration such Lender’s, Issuing Bank’s and holding company’s policies with respect to capital adequacy), then from time to time Borrowers will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate it or its holding company for any such reduction suffered, in each case, in accordance with Section 3.3 (Computation of Interest; Fees; Yield Protection).

3.7.3.      Compensation. Any Lender or Issuing Bank making demand for compensation pursuant to this Section 3.7 shall inform Loan Party Agent of the basis for such demand, and provide a written statement showing, in reasonable detail, the calculation of or basis for the amount demanded. In determining such amount, the applicable Lender or Issuing Bank may use any reasonable averaging and attribution method, applied on a non-discriminatory basis. Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section 3.7 shall not constitute a waiver of its right to demand such compensation, but Borrowers shall not be required to compensate a Lender or Issuing Bank for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or Issuing Bank notifies Loan Party Agent of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor

(except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

3.8.         Mitigation. If any Lender gives a notice under Section 3.5 (Illegality) or requests compensation under Section 3.7 (Increased Costs; Capital Adequacy; Change in Law), or if Borrowers are required to pay additional amounts with respect to a Lender under Section 5.9 (Taxes), then such Lender shall use reasonable efforts to designate a different Lending Office or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (a) would eliminate the need for such notice or reduce amounts payable or to be withheld in the future, as applicable; and (b) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to it. Borrowers shall pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

3.9.         Funding Losses. If for any reason (other than default by a Lender) (a) any Borrowing of, or conversion to or continuation of, a LIBOR Loan does not occur on the date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation (whether or not withdrawn), (b) any repayment or conversion of a LIBOR Loan occurs on a day other than the end of its Interest Period, or (c) Borrowers fail to repay a LIBOR Loan when required hereunder, then Borrowers shall pay to Agent its customary administrative charge and to each Lender all losses and expenses that it sustains as a consequence thereof, including loss of anticipated profits and any loss or expense arising from liquidation or redeployment of funds or from fees payable to terminate deposits of matching funds. All amounts payable by Borrowers under this Section 3.9 (Funding Losses) shall be due and payable in accordance with Section 3.3 (Computation of Interest; Fees; Yield Protection). Lenders shall not be required to purchase Dollar deposits in the London interbank market or any other offshore Dollar market to fund any LIBOR Loan, but the provisions hereof shall be deemed to apply as if each Lender had purchased such deposits to fund its LIBOR Loans.

3.10.       Maximum Interest. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by Applicable Law (“maximum rate”). If Agent or any Lender shall receive interest in an amount that exceeds the maximum rate, the excess interest shall be applied to the principal of the Obligations or, if it exceeds such unpaid principal, refunded to Borrowers. In determining whether the interest contracted for, charged or received by Agent or a Lender exceeds the maximum rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any payment that is not principal as an expense, fee or premium rather than interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

SECTION 4. LOAN ADMINISTRATION

4.1.                       Manner of Borrowing and Funding Revolver Loans.

4.1.1.      Notice of Borrowing.

(a)           Whenever Borrowers desire funding of a Borrowing of Revolver Loans, Loan Party Agent shall give Agent a Notice of Borrowing. Such notice must be received by Agent no later than 11:00 a.m. (i) on the Business Day of the requested funding date, in the case of Base Rate Loans, and (ii) at least three Business Days prior to the requested funding date, in the case of LIBOR Loans. Notices received after 11:00 a.m. shall be deemed received on the next Business Day. Each Notice of Borrowing shall be irrevocable and shall specify (A) the amount of the Borrowing, (B) the requested funding date (which must be a Business Day), (C) whether the Borrowing is to be made as Base Rate Loans or LIBOR Loans, and (D) in the case of LIBOR Loans, the duration of the applicable Interest Period (which shall be deemed to be 30 days if not specified).

(b)           Unless payment is otherwise timely made by Borrowers, the becoming due of any Obligations (whether principal, interest, fees or other charges, including Extraordinary Expenses, LC Obligations, Cash Collateral and Bank Product Debt) shall be deemed to be a request for Base Rate Revolver Loans on the due date, in the amount of such Obligations. The proceeds of such Revolver Loans shall be disbursed as direct payment of the relevant Obligation. In addition, Agent may, at its option, charge such Obligations against any operating, investment or other account of a Borrower maintained with Agent or any of its Affiliates.

(c)           If Borrowers establish a controlled disbursement account with Agent or any Affiliate of Agent, then the presentation for payment of any check or other item of payment drawn on such account at a time when there are insufficient funds to cover it shall be deemed to be a request for Base Rate Revolver Loans on the date of such presentation, in the amount of the check and items presented for payment, and shall bear interest at the per annum rate applicable hereunder for Base Rate Loans. The proceeds of such Revolver Loans may be disbursed directly to the controlled disbursement account or other appropriate account.

4.1.2.      Fundings by Lenders. Each Lender shall timely honor its Revolver Commitment by funding its Pro Rata share of each Borrowing of Revolver Loans that is properly requested hereunder; provided, however, that no Lender shall be required to honor its Revolver Commitment by funding its Pro Rata share of any Borrowing in excess of its Revolver Commitment or, except as otherwise provided herein, that would cause an Overadvance to exist. Except for Borrowings to be made as Swingline Loans, Agent shall endeavor to notify Lenders of each Notice of Borrowing (or deemed request for a Borrowing) by 12:00 noon on the proposed funding date for Base Rate Loans or by 3:00 p.m. at least two Business Days before any proposed funding of LIBOR Loans. Each Lender shall fund to Agent such Lender’s Pro Rata share of the Borrowing to the account specified by Agent in immediately available funds not later than 2:00 p.m. on the requested funding date, unless Agent’s notice is received after the times provided above, in which event Lender shall fund its Pro Rata share by 11:00 a.m. on the next Business Day. Subject to its receipt of such amounts from Lenders, Agent shall disburse the proceeds of the Revolver Loans as directed by Loan Party Agent. Unless Agent shall have received (in sufficient time to act) written notice from a Lender that it does not intend to fund its Pro Rata share of a Borrowing, Agent may assume that such Lender has deposited or promptly will deposit its share with Agent, and Agent may disburse a corresponding amount to Borrowers. If a Lender’s share of any Borrowing or of any settlement pursuant to Section 4.1.3(b) (Swingline Loans; Settlement) is not received by Agent, then Borrowers agree to repay to Agent on demand the amount of such share, together with interest thereon from the date disbursed until repaid, at the rate applicable to the Borrowing.

4.1.3.      Swingline Loans: Settlement.

(a)           Agent may, but shall not be obligated to, advance Swingline Loans to Borrowers, up to an aggregate outstanding amount of $5,000,000, unless the funding is specifically required to be made by all Lenders hereunder. Each Swingline Loan shall constitute a Revolver Loan for all purposes, except that payments thereon shall be made to Agent for its own account. The obligation of Borrowers to repay Swingline Loans shall be evidenced by the records of Agent and need not be evidenced by any promissory note.

(b)           To facilitate administration of the Revolver Loans, Lenders and Agent agree (which agreement is solely among them, and not for the benefit of or enforceable by any Borrower) that settlement among them with respect to Swingline Loans and other Revolver Loans may take place on a date determined from time to time by Agent, which shall occur at least once each week. On each settlement date, settlement shall be made with each Lender in accordance with the Settlement Report delivered by Agent to Lenders. Between settlement dates, Agent may in its discretion apply payments on Revolver Loans to Swingline Loans, regardless of any designation by Borrower or any provision herein to the contrary. Each Lender’s obligation to make settlements with Agent is absolute and unconditional, without offset, counterclaim or other defense, and whether or not the Commitments have terminated, an Overadvance exists or the conditions in Section 6 (Conditions Precedent) are satisfied. If, due to an Insolvency Proceeding with respect to a Borrower or otherwise, any Swingline Loan may not be settled among Lenders hereunder, then each Lender shall be deemed to have purchased from Agent a Pro Rata participation in each unpaid Swingline Loan and shall transfer the amount of such participation to Agent, in immediately available funds, within one Business Day after Agent’s request therefor.

4.1.4.        Notices. Each Borrower authorizes Agent and Lenders to extend, convert or continue Loans, effect selections of interest rates, and transfer funds to or on behalf of Borrowers based on telephonic or e-mailed instructions by Loan Party Agent to Agent. Loan Party Agent shall confirm each such request by prompt delivery to Agent of a Notice of Borrowing or Notice of Conversion/Continuation, if applicable, but if it differs in any material respect from the action taken by Agent or Lenders, the records of Agent and Lenders shall govern, absent manifest error. Neither Agent nor any Lender shall have any liability for any loss suffered by a Borrower as a result of Agent or any Lender acting upon its understanding of telephonic or e-mailed instructions from a person believed in good faith by Agent or any Lender to be a person authorized to give such instructions on Loan Party Agent’s behalf.

4.2.         Defaulting Lender. Agent may (but shall not be required to), in its discretion, retain any payments or other funds received by Agent that are to be provided to a Defaulting Lender hereunder, and may apply such funds to such Lender’s defaulted obligations to satisfy such Lender’s obligations hereunder until all such unsatisfied obligations are fully paid, or readvance the funds to Borrowers in accordance with this Agreement. The failure of any Lender to fund a Loan, to make any payment in respect of LC Obligations or to otherwise perform its obligations hereunder shall not relieve any other Lender of its obligations, and no Lender shall be responsible for default by another Lender. Lenders and Agent agree (which agreement is solely among them, and not for the benefit of or enforceable by any Borrower) that, solely for purposes of determining a Defaulting Lender’s right to vote on matters relating to the Loan Documents and to share in payments, fees and Collateral proceeds thereunder, a Defaulting Lender shall not be deemed to be a “Lender” until all its defaulted obligations have been cured.

4.3.         Number and Amount of LIBOR Loans; Determination of Rate. Each Borrowing of LIBOR Loans when made shall be in a minimum amount of $500,000, plus any increment of $100,000 in excess thereof. No more than 6 Borrowings of LIBOR Loans may be outstanding at any time, and all LIBOR Loans having the same length and beginning date of their Interest Periods shall be aggregated together and considered one Borrowing for this purpose. Upon determining LIBOR for any Interest Period requested by Borrowers, Agent shall promptly notify Borrowers thereof by telephone or electronically and, if requested by Borrowers, shall confirm any telephonic notice in writing.

4.4.         Loan Party Agent. Each Loan Party hereby designates TCA (“Loan Party  Agent”) as its representative and agent for all purposes under the Loan Documents, including requests for Loans and Letters of Credit, designation of interest rates, delivery or receipt of communications, preparation and delivery of Borrowing Base and financial reports, receipt and payment of Obligations, requests for waivers, amendments or other accommodations, actions under the Loan Documents (including in respect of compliance with covenants), and all other dealings with Agent, Issuing Bank or any Lender. TCA hereby accepts such appointment. Agent and Lenders shall be entitled to rely upon, and shall be fully protected in relying upon, any notice or communication (including any notice of borrowing) delivered by Loan Party Agent on behalf of any Borrower. Agent and Lenders may give any notice or communication with a Borrower hereunder to Loan Party Agent on behalf of such Borrower. Each of Agent, Issuing Bank and Lenders shall have the right, in its discretion, to deal exclusively with Loan Party Agent for any or all purposes under the Loan Documents. Each Borrower agrees that any notice, election, communication, representation, agreement or undertaking made on its behalf by Loan Party Agent shall be binding upon and enforceable against it.

4.5.         One Obligation. Without in any way limiting the Obligations of any Loan Party, the Obligations shall constitute one general obligation of Loan Parties and (unless otherwise expressly provided in any Loan Document) shall be secured by Agent’s Lien upon all Collateral; provided, however, that Agent and each Lender shall be deemed to be a creditor of, and the holder of a separate claim against, each Loan Party to the extent of any Obligations jointly or severally owed by such Loan Party.

4.6.         Effect of Termination. On the Commitment Termination Date, all Obligations shall be immediately due and payable, and any Lender may terminate its and its Affiliates’ Bank

Products (including, only with the consent of Agent, any Cash Management Services). All undertakings of Loan Parties contained in the Loan Documents shall survive any termination, and Agent shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents until Full Payment of the Obligations. Notwithstanding Full Payment of the Obligations, Agent shall not be required to terminate its Liens in any Collateral unless, with respect to any damages Agent may incur as a result of the dishonor or return of Payment Items applied to Obligations, Agent receives (a) a written agreement, executed by Loan Party Agent and to the extent required by Agent at such time, any Person whose advances are used in whole or in part to satisfy the Obligations, indemnifying Agent and Lenders from any such damages; or (b) such Cash Collateral as Agent, in its commercially reasonable credit judgment, deems necessary to protect against any such damages. Sections 2.3 (Letter of Credit Facility; Issuance of Letters of Credit), 3.4 (Reimbursement Obligations), 3.6 (Inability to Determine Rates), 3.7 (Increased Costs; Capital Adequacy; Change in Law), 3.9 (Funding Losses), 5.5 (Post-Default Allocation of Payments), 5.9 (Taxes), 5.10 (Lender Tax Information), 12 (Agent), 14.2 (Indemnity) and this Section, and the obligation of each Loan Party and Lender with respect to each indemnity or reimbursement agreement given by it in any Loan Document, shall survive Full Payment of the Obligations and any release relating to this credit facility.

SECTION 5. PAYMENTS

5.1.         General Payment Provisions. All payments of Obligations shall be made in Dollars, without offset, counterclaim or defense of any kind, free of (and without deduction for) any Taxes, and in immediately available funds, not later than 12:00 noon on the due date. Any payment after such time shall be deemed made on the next Business Day. Any payment of a LIBOR Loan prior to the end of its Interest Period shall be accompanied by all amounts due under Section 3.9 (Funding Losses). Any prepayment of Loans shall be applied first to Base Rate Loans and then to LIBOR Loans.

5.2.         Repayments and Prepayments.

5.2.1.      Repayment of Revolver Loans. Revolver Loans shall be immediately due and payable in full on the Revolver Termination Date, unless payment thereof is sooner required hereunder.

5.2.2.      Voluntary Prepayments of Revolver Loans. Revolver Loans may be prepaid from time to time, without penalty or premium, subject to, in the case of LIBOR Loans, the payment of costs set forth in Section 3.9 (Funding Losses). Notwithstanding anything herein to the contrary, if an Overadvance exists , Borrowers shall, on the sooner of Agent’s demand or the first Business Day after any Borrower has knowledge thereof, repay the outstanding Revolver Loans in an amount sufficient to reduce the principal balance of the related Overadvance to zero.

5.2.3.        Repayment of Term Loans. The principal amount of the Term Loans shall be repaid on the first Business Day of each Fiscal Quarter in consecutive installments of $175,000, to be made on the first day of each Fiscal Quarter, commencing on April 1, 2011 and continuing through the Commitment Termination Date, on which date all unpaid principal, interest and other amounts owing with respect to the Term Loans shall be due and payable in full. Each installment shall be paid to Agent for the Pro Rata benefit of Lenders. Once repaid, whether such repayment is voluntary or required, Term Loans may not be reborrowed.

5.2.4.      Voluntary Prepayment of Term Loans. Borrowers may, at their option from time to time, prepay the Term Loans, together with all accrued and unpaid interest thereon, which principal prepayment must be at least $500,000, plus any increment of $500,000 in excess thereof, subject to, in the case of LIBOR Loans, the payment of costs set forth in Section 3.9 (Funding Losses) but otherwise without premium or penalty; provided, that no prepayment of the Term Loan shall be permitted if immediately before and after giving effect to such prepayment, Availability would be less than $10,000,000. Loan Party Agent shall give written notice to Agent of an intended prepayment of Term Loans, which notice shall specify the amount of the prepayment, shall be irrevocable once given, shall be given at least 10 Business Days prior to the end of a month and shall be effective as of the first day of the next month and shall certify compliance with the Availability condition set forth above.

5.2.5.      Mandatory Prepayments.

(a)           Borrowers shall make a prepayment of the Obligations until paid in full in cash upon the occurrence of any of the following at the following times and in the following amounts, which amounts shall be applied in accordance with this Section 5.2.5 and Sections 5.5 and 5.6 as follows (with any amounts remaining after payments of such amount being remitted to or retained by Loan Party Agent):

(i)         Concurrently with the receipt by any Loan Party of any Net Cash Proceeds from any Asset Disposition (or financing or refinancing of any Obligations with Debt permitted under Section 10.2.1(b) or (i) (Debt)) of Eligible Included Rolling Stock, in an amount equal to the greater of (x) 100% of the Net Cash Proceeds from such Asset Disposition and (y) any amount required to be repaid pursuant to Section 5.2.5(b) below resulting from the reduction of the Borrowing Base as a result of such Asset Disposition, such amounts to be applied (A) first, to the outstanding principal balance of the Revolving Loans (which prepayment shall not be deemed a reduction of the Revolver Commitment) until paid in full, (B) second, to all remaining installments of principal of the Term Loan in the inverse order of maturity until paid in full and (C) third, to Cash Collateralize any outstanding Letters of Credit;

(ii)        Concurrently with the receipt by any Loan Party of any Net Cash Proceeds from any Asset Disposition (or financing or refinancing of any Obligations with Debt permitted under Section 10.2.1(b) or (i) (Debt)), of any asset other than Eligible Included Rolling Stock, in an amount equal to the Net Cash Proceeds from such Asset Disposition, which proceeds shall be applied (A) first, to all remaining installments of principal of the Term Loan in the inverse order of maturity until paid in full, (B) second, to the outstanding principal balance of the Revolving Loans (which prepayment shall not be deemed a reduction of the Revolver Commitment) until paid in full, and (C) third, to Cash Collateralize any outstanding Letters of Credit;

(iii)       Concurrently with the receipt by any Loan Party of any Net Cash Proceeds from any issuance of Equity Interests of any Loan Party (excluding (x) any issuance of Equity Interests pursuant to any employee or director option program, benefit plan or compensation program permitted hereunder, (y) any such issuance by TCA, SoCal or any Wholly-Owned Subsidiary that is a Loan Party and (z) any issuance of common non-redeemable Equity Interests of any Loan Party to its parent corporation or entity to shareholders of such Loan Party which were and which have continued to be shareholders of such Loan Party from and after the Closing Date to the date of such issuance), or from the issuance of any Debt of any Loan Party (excluding Debt permitted by Section 10.2.1 (Debt)), in each case, an amount equal to 100% of such Net Cash Proceeds therefrom, which proceeds shall be applied (A) first, to all remaining installments of principal of the Term Loan in the inverse order of maturity until paid in full, (B) second, to the outstanding principal balance of the Revolving Loans (which prepayment shall not be deemed a reduction of the Revolver Commitment) and (C) third, to Cash Collateralize any outstanding Letters of Credit;

(b)         Notwithstanding anything herein to the contrary, on the Commitment Termination Date, all Commitments shall be deemed terminated and Borrowers shall prepay all Obligations (unless sooner repaid hereunder) and such payment shall be accompanied by payment of all costs, if any due pursuant to Section 3.9 (Funding Losses) and, if applicable, the payment of the fee set forth in Section 5.2.6(a) (Premium; Interest; Application of Prepayments).

(c)          In addition to the payments required pursuant to clauses (a) and (b) above, the outstanding principal balance of the Revolver Loans shall be repaid daily from available funds in the Dominion Account pursuant to Section 5.6 (Application of Payments) without premium or penalty.

(d)         Nothing in this Section 5.2.5 shall be deemed to authorize the taking of any action by any Company which is not otherwise permitted hereunder.

5.2.6.      Premium; Interest; Application of Prepayments.

(a)         Upon any reduction or termination of the Revolver Commitment and/or any corresponding required prepayment of the Term Loan pursuant to Section 5.2.5(b), in each case, on or prior to July 12, 2012, Borrowers shall be required to pay a prepayment premium equal to .50% of the amount of such reduction (including by way of termination) of the Revolver Commitment and any corresponding required payment of principal of the Term Loan.

(b)         Each prepayment of Loans shall be accompanied by all interest accrued thereon and all prepayments of Term Loans shall be applied to principal in the inverse order of maturity.

5.3.         Payment of Other Obligations. Obligations other than Loans, including Obligations under clauses (a) and (c) of the definition of LC Obligations and Extraordinary

Expenses, shall be paid by Borrowers as provided in the Loan Documents or, if no payment date is specified, on demand.

5.4.         Marshaling; Payments Set Aside. None of Agent or Lenders shall be under any obligation to marshal any assets in favor of any Loan Party or against any Obligations. If any payment by or on behalf of Borrowers is made to Agent, Issuing Bank or any Lender, or Agent, Issuing Bank or any Lender exercises a right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Agent, Issuing Bank or such Lender in its discretion) to be repaid to a trustee, receiver or any other Person, then to the extent of such recovery, the Obligation originally intended to be satisfied, and all Liens, rights and remedies relating thereto, shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred.

5.5.         Post-Default Allocation of Payments.

5.5.1.      Allocation. Notwithstanding anything herein to the contrary, during an Event of Default, monies to be applied to the Obligations, whether arising from payments by or on behalf of Loan Parties, realization on Collateral, setoff or otherwise, shall be allocated as follows:

(a)           first, to all Obligations consisting of costs and expenses, including Extraordinary Expenses, owing to Agent;

(b)           second, to all amounts owing to Agent on the Swingline Loans;

(c)           third, to all amounts owing to Issuing Bank on LC Obligations;

(d)           fourth, to all Obligations constituting fees (excluding amounts relating to Bank Products);

(e)           fifth, to all Obligations constituting interest (excluding amounts relating to Bank Products);

(f)            sixth, to provide Cash Collateral for outstanding Letters of Credit;

(g)           seventh, to all other Obligations, other than Bank Product Debt; and

(h)           last, to Bank Product Debt.

Amounts shall be applied to each category of Obligations set forth above until Full Payment thereof and then to the next category. If amounts are insufficient to satisfy a category, they shall be applied on a pro rata basis among the Obligations in the category. Amounts distributed with respect to any Bank Product Debt shall be the lesser of the applicable Bank Product Amount last reported to Agent or the actual Bank Product Debt as calculated by the methodology reported to Agent for determining the amount due. Agent shall have no obligation to calculate the amount to be distributed with respect to any Bank Product Debt, but may rely upon written notice of the amount (setting forth a reasonably detailed calculation) from a Lender or Affiliate thereof providing the related Bank Product. In the absence of such notice, Agent may assume the amount to be distributed is the Bank Product Amount last reported to it. The allocations set forth in this Section are solely to determine the rights and priorities of Agent and Lenders as among themselves, and may be changed by agreement among them without the consent of any Loan Party. This Section is not for the benefit of or enforceable by any Borrower.

5.5.2.      Erroneous Application. Agent shall not be liable for any application of amounts made by it in good faith and, if any such application is subsequently determined to have been made in error, the sole recourse of any Lender or other Person to which such amount should have been made shall be to recover the amount from the Person that actually received it (and, if such amount was received by any Lender, such Lender hereby agrees to return it).

5.6.         Application of Payments. The ledger balance in the main Dominion Account as of the end of a Business Day shall be applied to the Obligations at the beginning of the next Business Day; provided, however, that for purposes of calculating Availability, such balances shall be deemed applied on the same Business Day. If, as a result of such application, a credit balance exists, the balance shall not accrue interest in favor of Borrowers and shall be made available to Borrowers as long as no Default or Event of Default exists. Each Borrower irrevocably waives the right to direct the application of any payments or Collateral proceeds, and agrees that Agent shall have the continuing, exclusive right to apply and reapply same against the Obligations, in such manner as Agent deems advisable.

5.7.         Loan Account; Account Stated. Agent shall maintain in accordance with its usual and customary practices an account or accounts (“Loan Account”) evidencing the Debt of Borrowers resulting from each Loan or issuance of a Letter of Credit from time to time. Any failure of Agent to record anything in the Loan Account, or any error in doing so, shall not limit or otherwise affect the obligation of Borrowers to pay any amount owing hereunder. Agent may maintain a single Loan Account in the name of Loan Party Agent, and each Borrower confirms that such arrangement shall have no effect on the joint and several character of its liability for the Obligations.

5.8.         Entries Binding. Entries made in the Loan Account shall constitute presumptive evidence of the information contained therein. If any information contained in the Loan Account is provided to or inspected by any Person, then such information shall be conclusive and binding on such Person for all purposes absent manifest error, except to the extent such Person notifies Agent in writing within 30 days after receipt or inspection that specific information is subject to dispute.

5.9.         Taxes.

5.9.1.      Payments Free of Taxes. All payments by or on behalf of Loan Parties of Obligations shall be free and clear of and without reduction for any Taxes. If Applicable Law requires any Loan Party or Agent to withhold or deduct any Tax (including backup withholding or withholding Tax), the withholding or deduction shall be based on information provided pursuant to Section 5.10 and Agent shall pay the amount withheld or deducted to the relevant Governmental Authority. If the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by Borrowers shall be increased so that Agent, Lender or

Issuing Bank, as applicable, receives an amount equal to the sum it would have received if no such withholding or deduction (including deductions applicable to additional sums payable under this Section) had been made. Without limiting the foregoing, Borrowers shall timely pay all Other Taxes to the relevant Governmental Authorities.

5.9.2.      Payment. Borrowers shall indemnify, hold harmless and reimburse (within 10 days after demand therefor) Agent, Lenders and Issuing Bank for the full amount of any Indemnified Taxes or Other Taxes (including those attributable to amounts payable under this Section) withheld or deducted by any Loan Party or Agent, or paid by Agent, any Lender or Issuing Bank, with respect to any Obligations, Letters of Credit or Loan Documents, whether or not such Taxes were properly asserted by the relevant Governmental Authority, and including all penalties, interest and reasonable expenses relating thereto, as well as any amount that a Lender or Issuing Bank fails to pay indefeasibly to Agent under Section 5.10. A certificate as to the amount of any such payment or liability delivered to Loan Party Agent by Agent, or by a Lender or Issuing Bank (with a copy to Agent), shall be conclusive, absent manifest error. As soon as practicable after any payment of Taxes by a Borrower, Loan Party Agent shall deliver to Agent a receipt from the Governmental Authority or other evidence of payment satisfactory to Agent.

5.10.       Lender Tax Information.

5.10.1.    Status of Lenders. Each Lender shall deliver documentation and information to Agent and Loan Party Agent, at the times and in form required by Applicable Law or reasonably requested by Agent or Loan Party Agent, sufficient to permit Agent or Borrowers to determine (a) whether or not payments made with respect to Obligations are subject to Taxes, (b) if applicable, the required rate of withholding or deduction, and (c) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes for such payments or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction.

5.10.2.    Documentation. If a Borrower is resident for tax purposes in the United States, any Lender that is a “United States person” within the meaning of section 7701(a)(30) of the Code shall deliver to Agent and Loan Party Agent IRS Form W-9 or such other documentation or information prescribed by Applicable Law or reasonably requested by Agent or Loan Party Agent to determine whether such Lender is subject to backup withholding or information reporting requirements. If any Foreign Lender is entitled to any exemption from or reduction of withholding tax for payments with respect to the Obligations, it shall deliver to Agent and Loan Party Agent, on or prior to the date on which it becomes a Lender hereunder (and from time to time thereafter upon request by Agent or Loan Party Agent, but only if such Foreign Lender is legally entitled to do so), (a) IRS Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party; (b) IRS Form W-8ECI; (c) IRS Form W-8IMY and all required supporting documentation; (d) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, IRS Form W-8BEN and a certificate showing such Foreign Lender is not (i) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (ii) a “10 percent shareholder” of any Loan Party within the meaning of section 881(c)(3)(B) of the Code, or (iii) a “controlled foreign  corporation” described in section 881(c)(3)(C) of the Code; or (e) any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in withholding tax, together with such supplementary documentation necessary to allow Agent and Borrowers to determine the withholding or deduction required to be made.

5.10.3.    Lender Obligations. Each Lender and Issuing Bank shall promptly notify Borrowers and Agent of any change in circumstances that would change any claimed Tax exemption or reduction. Each Lender and Issuing Bank shall, severally and not jointly with any other Lender, indemnify, hold harmless and reimburse (within 10 days after demand therefor) Borrowers and Agent for any Taxes, losses, claims, liabilities, penalties, interest and expenses (including reasonable attorneys’ fees) incurred by or asserted against a Borrower or Agent by any Governmental Authority due to such Lender’s or Issuing Bank’s failure to deliver, or inaccuracy or deficiency in, any documentation required to be delivered by it pursuant to this Section. Each Lender and Issuing Bank authorizes Agent to set off any amounts due to Agent under this Section against any amounts payable to such Lender or Issuing Bank under any Loan Document.

5.11.       Guarantee.

5.11.1.    Joint and Several Liability. Each Loan Party agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to Agent and Lenders the prompt payment and performance of, all Obligations and all agreements under the Loan Documents. Each Loan Party agrees that its guaranty obligations hereunder constitute a continuing guaranty of payment and not of collection, that such obligations shall not be discharged until Full Payment of the Obligations, and that such obligations are absolute and unconditional, irrespective of (a) the genuineness, validity, regularity, enforceability, subordination or any future modification of, or change in, any Obligations or Loan Document, or any other document, instrument or agreement to which any Loan Party is or may become a party or be bound; (b) the absence of any action to enforce this Agreement (including this Section) or any other Loan Document, or any waiver, consent or indulgence of any kind by Agent or any Lender with respect thereto; (c) the existence, value or condition of, or failure to perfect a Lien or to preserve rights against, any security or guaranty for the Obligations or any action, or the absence of any action, by Agent or any Lender in respect thereof (including the release of any security or guaranty); (d) the insolvency of any Loan Party; (e) any election by Agent or any Lender in an Insolvency Proceeding for the application of Section 1111(b)(2) of the Bankruptcy Code; (f) any borrowing or grant of a Lien by any other Loan Party, as debtor-in-possession under Section 364 of the Bankruptcy Code or otherwise; (g) the disallowance of any claims of Agent or any Lender against any Loan Party for the repayment of any Obligations under Section 502 of the Bankruptcy Code or otherwise; or (h) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, except Full Payment of all Obligations.

5.11.2.    Waivers (a) Each Loan Party expressly waives all rights that it may have now or in the future under any statute, at common law, in equity or otherwise, to compel Agent or Lenders to marshal assets or to proceed against any Loan Party, other Person or security for the payment or performance of any Obligations before, or as a condition to, proceeding against such Loan Party. Each Loan Party waives all defenses available to a surety, guarantor or accommodation co-obligor other than Full Payment of all Obligations. It is agreed among each Loan Party, Agent and Lenders that the provisions of this Section 5.11 are of the essence of the transaction contemplated by the Loan Documents and that, but for such provisions, Agent and Lenders would decline to make Loans and issue Letters of Credit. Each Loan Party acknowledges that its guaranty pursuant to this Section is necessary to the conduct and promotion of its business, and can be expected to benefit such business.

(b)           Agent and Lenders may, in their discretion, pursue such rights and remedies as they deem appropriate, including realization upon Collateral or any Real Property by judicial foreclosure or non judicial sale or enforcement, without affecting any rights and remedies under this Section 5.11. If, in taking any action in connection with the exercise of any rights or remedies, Agent or any Lender shall forfeit any other rights or remedies, including the right to enter a deficiency judgment against any Loan Party or other Person, whether because of any Applicable Laws pertaining to “election of remedies” or otherwise, each Loan Party consents to such action and waives any claim based upon it, even if the action may result in loss of any rights of subrogation that any Loan Party might otherwise have had. Any election of remedies that results in denial or impairment of the right of Agent or any Lender to seek a deficiency judgment against any Loan Party shall not impair any other Loan Party’s obligation to pay the full amount of the Obligations. Each Loan Party waives all rights and defenses arising out of an election of remedies, such as nonjudicial foreclosure with respect to any security for the Obligations, even though that election of remedies destroys such Loan Party’s rights of subrogation against any other Person. Agent may bid all or a portion of the Obligations at any foreclosure or trustee’s sale or at any private sale, and the amount of such bid need not be paid by Agent but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether Agent or any other Person is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral, and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Section 5.11, notwithstanding that any present or future law or court decision may have the effect of reducing the amount of any deficiency claim to which Agent or any Lender might otherwise be entitled but for such bidding at any such sale.

5.11.3.    Extent of Liability; Contribution. (a)Notwithstanding anything herein to the contrary, each Loan Party’s liability under this Section 5.11 shall be limited to the greater of (i) all amounts for which such Loan Party is primarily liable, as described below, and (ii) such Loan Party’s Allocable Amount.

(b)           If any Loan Party makes a payment under this Section 5.11 of any Obligations (other than amounts for which such Loan Party is primarily liable) (a “Guarantor Payment”) that, taking into account all other Guarantor Payments previously or concurrently made by any other Loan Party, exceeds the amount that such Loan Party would otherwise have paid if each Loan Party had paid the aggregate Obligations satisfied by such Guarantor Payments in the same proportion that such Loan Party’s Allocable Amount bore to the total Allocable Amounts of all Loan Parties, then such Loan Party shall be entitled to receive contribution and indemnification payments from, and to be reimbursed by, each other Loan Party for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. The “Allocable Amount” for any Loan Party shall be the maximum amount that could then be recovered from such Loan Party under this Section 5.11 without rendering such payment voidable under Section 548 of the Bankruptcy Code or under any applicable state fraudulent transfer or conveyance act, or similar statute or common law.

(c)           Nothing contained in this Section 5.11 shall limit the liability of any Borrower to pay Loans made directly or indirectly to that Borrower (including Loans advanced to any other Borrower and then re-loaned or otherwise transferred to, or for the benefit of, such Borrower), LC Obligations relating to Letters of Credit issued to support such Borrower’s business, and all accrued interest, fees, expenses and other related Obligations with respect thereto, for which such Borrower shall be primarily liable for all purposes hereunder. Agent shall have the right, at any time in its discretion, to condition Loans and Letters of Credit upon a separate calculation of borrowing availability for each Borrower and to restrict the disbursement and use of such Loans and Letters of Credit to such Borrower.

5.11.4.    Joint Enterprise. Each Loan Party has requested that Agent and Lenders make this credit facility available to Borrowers on a combined basis, in order to finance Loan Parties’ business most efficiently and economically. Loan Parties’ business is a mutual and collective enterprise, and the successful operation of each Loan Party is dependent upon the successful performance of the integrated group. Loan Parties believe that consolidation of their credit facility will enhance the borrowing power of each Borrower and ease administration of the facility, all to their mutual advantage. Loan Parties acknowledge that Agent’s and Lenders’ willingness to extend credit and to administer the Collateral on a combined basis hereunder is done solely as an accommodation to Loan Parties and at Loan Parties’ request.

5.11.5.    Subordination. Each Loan Party hereby subordinates any claims, including any rights at law or in equity to payment, subrogation, reimbursement, exoneration, contribution, indemnification or set off, that it may have at any time against any other Loan Party, howsoever arising, to the Full Payment of all Obligations.

5.11.6.    No Fraudulent Conveyances. Notwithstanding any provisions of this Agreement to the contrary, it is intended that the joint and several nature of the Obligations of Loan Parties and the liens and security interests granted by Loan Parties to secure the Obligations, not constitute a “Fraudulent Conveyance” (as defined below). Consequently, Agent, Lenders and Loan Parties each agrees that if the Obligations of a Loan Party, or any liens or security interests granted by such Loan Party securing the Obligations would (after giving effect to any rights of contribution such Loan Party would have against all other Loan Parties), but for the application of this sentence, constitute a Fraudulent Conveyance, the Obligations of such Loan Party and the liens and security interests securing such Obligations shall be valid and enforceable only to the maximum extent that would not cause such Obligations or such lien or security interest to constitute a Fraudulent Conveyance, and the Obligations of such Loan Party and this Agreement shall automatically be deemed to have been amended accordingly. For purposes hereof, “Fraudulent Conveyance” means a fraudulent conveyance under the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the applicable provisions of any fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

5.11.7.     Irrevocability. Each of the Loan Parties acknowledges and agrees that its obligations and undertaking pursuant to this Section 5.11 are and are intended to be primary obligations, which are unconditional, irrevocable, and continuing in nature. If notwithstanding the foregoing, any Loan Party shall have any right under applicable law to terminate or revoke such obligations or undertakings and shall attempt to exercise such right, then such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto and signed by such Loan Party is actually received by the Agent and the Loan Party Agent and shall only be effective with respect to any Obligations incurred from and after the date such revocation notice is received. Such obligations and undertakings of such Loan Party with respect to Obligations arising prior to the effectiveness of such revocation shall continue to be enforceable as if such revocation had not occurred. Nothing in the foregoing sentence shall be deemed to limit Agent’s and Lenders’ rights under the Loan Documents resulting from any such revocation, all of which shall remain in full force and effect..

SECTION 6. CONDITIONS PRECEDENT

6.1.         Conditions Precedent to Initial Loans. In addition to the conditions set forth in Section 6.2, Lenders shall not be required to fund any requested Loan, issue any Letter of Credit, or otherwise extend credit to Borrowers hereunder, until the date (“Closing Date”) that each of the following conditions has been satisfied (it being acknowledged that all deliveries to Agent and Lenders need be in form and substance and in quantities reasonably acceptable to Agent and Lenders):

(a)         Each other Loan Document shall have been duly executed and delivered to Agent by each of the signatories thereto, and each Obligor shall be in compliance with all terms thereof. Notes shall have been executed by Borrowers and delivered to each Lender that requests issuance of a Note.

(b)         Agent shall have received copies (or, if acceptable to Agent, acknowledgments) of all filings or recordations necessary to perfect its Liens in the Collateral, as well as UCC intellectual property, real estate title, and Lien and judgment searches and other evidence reasonably satisfactory to Agent that Agent’s Liens are the only Liens upon the Collateral, except Permitted Liens and Liens securing Debt to be Repaid pursuant to payoff letters in form and substance reasonably satisfactory which have also been executed and delivered to Agent.

(c)          Agent shall have received the Related Real Property Documents for all Included Real Property.

(d)         Agent shall have received phase I environmental reports addressed to or otherwise allowing reliance thereof by Agent with respect to each parcel of Included Real Property (other than the McCoy Parcel), which reports shall be in form and substance reasonably satisfactory to Agent.

(e)          Agent shall have received duly executed agreements establishing each Dominion Account and related lockbox, in form and substance, and with financial institutions, reasonably satisfactory to Agent and all Deposit Control Agreements relating to Loan Parties’ Deposit Accounts (other than Excluded Deposit Accounts).

(f)          Agent shall have received one or more certificates, in form and substance reasonably satisfactory to it, from the Chief Financial Officer certifying that:

(i) after giving effect to the initial Loans and transactions hereunder, the Related Transactions and the issuance of Sponsor Debt, (A) Loan Parties, taken as a whole, are Solvent; (B) no Default or Event of Default exists and no default or event of default under any other material Debt, agreement or contract of any Loan Party exists or, in any case, would result from such transactions; (C) the representations and warranties set forth in Section 9 are true and correct; and (D) Loan Parties have complied with all agreements and conditions to be satisfied by them under the Loan Documents, Related Agreements and the Sponsor Note Documents, and each such condition has been satisfied;

(ii)(A) attached thereto are true, correct and complete copies of each Related Agreement together with all annexes, exhibits and schedules thereto, the terms and conditions of which are reasonably satisfactory to Agent, and no provision of such documentation shall have been waived, amended, supplemented or otherwise modified in any material respect without the prior written consent of Agent, and (B) that (x) attached thereto are true, correct and complete copies of all governmental and third party approvals, authorizations and consents necessary in connection with the Related Transactions, and for the continuing operations of Loan Parties after giving effect thereto (including, but not limited to, any antitrust approval or waiver of antitrust review issued by any Governmental Authority, including, but not limited to, Hart-Scott-Rodino clearance) and such approvals, authorizations and consents shall be on terms reasonably satisfactory to Agent and shall be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose any material adverse conditions on the Related Transactions, or impose any adverse condition on the Loans, the other financial accommodations to be made pursuant to this Agreement or Agent or Lenders and (y) no other such approvals, authorizations or consents are necessary in connection with the Related Transactions and for the continuing operations of Loan Parties after giving effect thereto; and

(iii) attached thereto are true, correct and complete copies of each Sponsor Note Document together with all annexes, exhibits and schedules thereto, the terms and conditions of which are reasonably satisfactory to Agent, and no provision of such documentation shall have been waived, amended, supplemented or otherwise modified in any material respect without the prior written consent of Agent.

(g)           Agent shall have received a certificate of a duly authorized officer of each Loan Party, certifying (i) that attached copies of such Loan Party’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Loan Documents, the Related Agreements and the Sponsor Note Documents are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to such matters; and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents. Agent may conclusively rely on this certificate until it is otherwise notified by the applicable Loan Party in writing.

(h)           Agent shall have received a written opinion of Dorsey & Whitney LLP, as well as any local counsel to Loan Parties or Agent, as Agent shall reasonably request (including from each state in which the Included Real Estate is located).

(i)            Agent shall have received copies of the charter documents of each Loan Party, certified by the Secretary of State or other appropriate official of such Loan Party’s jurisdiction of organization. Agent shall have received good standing certificates for each Loan Party, issued by the Secretary of State or other appropriate official of such Loan Party’s jurisdiction of organization and each jurisdiction where such Loan Party’s conduct of business or ownership of Property necessitates qualification.

(j)            Agent shall have completed its business, financial and legal due diligence of Loan Parties (other than SoCal and its Subsidiaries), including a roll-forward of its previous field examination, with results satisfactory to Agent. Agent shall have completed its business, financial and legal due diligence of SoCal and its Subsidiaries, with results satisfactory to Agent. No material adverse change in the financial condition of any Loan Party or in the quality, quantity or value of any Collateral shall have occurred since December 31, 2009.

(k)           Agent shall have received payment by Loan Parties of all accrued and unpaid fees and expenses to the extent then due and payable to Agent, Issuing Bank and/or Lenders on the Closing Date (including, without limitation, pursuant to the Fee Letter), together with all reasonable and properly documented out-of-pocket expenses (including legal fees and expenses of Jones Day, special counsel to Agent, and any other reasonably necessary legal counsel to Agent and the fees and expenses of any consultants and other advisors) required to be reimbursed or paid by Loan Parties hereunder or under any other Loan Document, plus such additional amounts of such expenses as shall constitute Agent’s reasonable estimate of such expenses incurred or to be incurred by Agent through the closing proceedings (provided, that such estimate shall not thereafter preclude final settling of accounts between Loan Parties and Agent).

(l)            Agent shall have received a Borrowing Base Certificate dated as of the Closing Date based on November 30, 2010. Upon giving effect to the initial funding of Loans and issuance of Letters of Credit (including the Existing Letters of Credit deemed issued on the Closing Date), and the payment by Borrowers of all fees and expenses incurred in connection herewith as well as any payables stretched beyond their customary payment practices, Availability shall be at least $12,000,000.

(m)          Agent shall be reasonably satisfied with the insurance program to be maintained by Loan Parties and shall have received endorsements to Loan Parties’ insurance policies (including, but not limited to, any casualty policy of any Loan Party) naming Agent as loss payee and proof of such insurance naming Agent as additional insured, in each case, in form and substance reasonably satisfactory to Agent; provided, that Agent acknowledges and agrees that Loan Parties’ current insurance coverages and policy limits are acceptable.

(n)           The organizational and capital structure of each Loan Party and Loan Parties taken as a whole, before and after giving effect to the Related Transactions, transactions contemplated by the Sponsor Note Documents and the transactions contemplated by the Loan Documents shall be reasonably acceptable to Agent.

(o)         Agent shall have received copies of any and all legal opinions delivered in connection with the Related Transactions, which opinions shall be addressed to Agent or expressly state that Agent may rely thereon or be delivered together with a letter stating that Agent may rely on such opinions.

(p)         Agent’s legal counsel shall have completed its, and Agent shall be satisfied with the results of its legal counsel’s, review relating to Loan Parties, their assets and the Related Transactions, including, without limitation, the Merger.

(q)         A collateral field examination shall have been conducted by an independent third party appraiser reasonably acceptable to Agent and delivered to Agent, in form and substance reasonably satisfactory to Agent. In the event that the written results of any collateral field examination reflect deficiencies, as determined in the commercially reasonable credit judgment of Agent, so long as all other conditions in this Section 6 have been satisfied or waived in accordance with the provisions of this Section 6, Agent shall address such deficiencies by modifications to advance rates, reserves and eligibility criteria applicable to the Collateral.

(r)          Loan Party Agent shall have delivered to Agent one or more recent appraisals of all Included Rolling Stock prepared by Taylor & Martin together with a reconciliation of the Original Rolling Stock Appraisal.

(s)          Agent shall have received the Project Blazers Due Diligence Assistance Draft Report dated November 24, 2010 prepared by KPMG Services with respect to Old SoCal and its Subsidiaries.

(t)          Agent shall have received, in form and substance reasonably satisfactory to Agent, projected income statements, balance sheets and cash flow statements of Parent and its Subsidiaries and giving effect to the making of the initial Loans and the Related Transactions and the use of proceeds of the Loans on a monthly basis for Fiscal Year 2011 and on an annual basis for Fiscal Years 2012 - 2014.

(u)         Agent shall have received, (i) audited or, in the case of Old SoCal and its Subsidiaries for 2009, reviewed, consolidated financial statements (including balance sheets, statements of earnings and cash flows) for Parent and its Subsidiaries and pre-Closing Date SoCal and its Subsidiaries for Fiscal Years 2007, 2008 and 2009 and (ii) unaudited interim consolidated financial statements (including balance sheets and statements of earnings) for Parent and its Subsidiaries and Old SoCal and its Subsidiaries for the first three Fiscal Quarters and October and November of 2010 (satisfaction of this condition as it relates to Parent and the pre-Closing Date Subsidiaries of Parent is hereby acknowledged).

(v)         Agent shall have received, in form and substance reasonably satisfactory to Agent, a pro forma consolidated balance sheet of Parent and its Subsidiaries dated as of the Closing Date, giving effect to the Related Transactions and the transactions contemplated hereby and by the Sponsor Note Documents, which balance sheet shall reflect no material changes from the most recent pro forma balance sheet of Parent and its Subsidiaries and SoCal and its Subsidiaries previously delivered to Agent.

(w)          Agent shall have received, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act.

(x)           All Debt to be Repaid by any Loan Party shall have been (or concurrently with the initial borrowing will be) paid in full in cash, and all agreements and instruments governing such Debt and all Liens securing such Debt shall have been (or concurrently with the initial borrowing will be) terminated pursuant to agreements from the lenders thereunder to Agent (executed copies of which have been received by Agent).

(y)           All conditions to the Merger (other than the payment of the merger consideration under the Related Agreements, which shall not exceed $30,000,000 (exclusive of $33,100,000 payable in assumed debt) in aggregate, consisting of not more than $15,000,000 payable in cash and at least $14,857,000 payable in the form of common stock of Parent) shall have been fully satisfied in accordance applicable law and on terms set forth in the Related Agreements (with no provisions or conditions waived or amended without the written consent of Agent).

(z)           The Merger shall have become effective and the name of Merger Sub shall have been changed to Southern Cal Transport, Inc. and Agent shall have received a copy of the filed and effective Merger Certificate and evidence of such name change from the Secretary of State of Alabama.

(aa)         The Sponsor shall have issued, and Parent shall have received the proceeds of, the Sponsor Note in an aggregate amount of no less than $15,000,000.

(bb)         Agent shall have received evidence of the issuance of not less than $14,857,000 of common stock of Parent as partial consideration for the Merger.

(cc)         There shall not have occurred since December 31, 2010 any material disruption of or material adverse change in conditions in the financial, banking or capital markets.

(dd)         Agent shall have received a duly executed Lien Waiver with respect to each headquarter location of any Loan Party.

(ee)         Prior to the Merger, all Equity Interests in Adway shall have been validly and indefeasibly contributed to Old SoCal pursuant to and in compliance with the terms of the Contribution Documents and from and after the Merger, Adway shall thereafter be a Wholly- Owned Subsidiary of SoCal.

(ff)          Prior to the Closing Date, the Adway Operating Agreement shall have been amended to provide for the transferability of membership interests and to reflect SoCal as the new sole member.

(gg)         Agent shall have received all other instruments, documents, certificates and agreements, set forth on the List of Closing Documents attached hereto as Schedule 6.1 and any other documents, instruments or agreements as Agent or any Lender may reasonably request.

6.2.         Conditions Precedent to All Credit Extensions. Agent, Issuing Bank and Lenders shall not be required to fund any Loans, arrange for issuance of any Letters of Credit or grant any other accommodation to or for the benefit of Borrowers (with respect to any fundings on the Closing Date, and if funded into escrow pursuant to escrow arrangements described in Section 6.1(cc) above, shall not be required to agree to break escrow and release such funds to Borrowers), unless, in each case, the following conditions are satisfied:

(a)           No Default or Event of Default shall exist at the time of, or result from, such funding, issuance or grant or the use of proceeds thereof;

(b)           The representations and warranties of each Loan Party in the Loan Documents shall be true and correct in all material respects (unless such representation and warranty is qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) on the date of, and upon giving effect to, such funding, issuance or grant (except for representations and warranties that expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (unless such representation and warranty is qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) as of such earlier date);

(c)           All conditions precedent in any other Loan Document shall be satisfied;

(d)           No event shall have occurred or circumstance exist that would have or could reasonably be expected to have a Material Adverse Effect; and

(e)           With respect to issuance of a Letter of Credit, the LC Conditions shall be satisfied.

Each request (or deemed request) by Borrowers for funding of a Loan, issuance of a Letter of Credit or grant of an accommodation shall constitute a representation by Borrowers that the foregoing conditions are satisfied on the date of such request and on the date of such funding, issuance or grant. As an additional condition to any funding, issuance or grant, Agent shall have received such other information, documents, instruments and agreements as it deems appropriate in connection therewith.

SECTION 7. COLLATERAL

7.1.         Grant of Security Interest. To secure the prompt payment and performance of all Obligations , each Loan Party hereby grants to Agent, for the benefit of Secured Parties, a continuing security interest in and Lien upon all Property of such Loan Party, including all of the following Property, in each case, subject to the next full paragraph, whether now owned or hereafter acquired, and wherever located (collectively, the “Collateral”):

(a)            all Accounts;

(b)         all Chattel Paper, including electronic chattel paper;

(c)          all Commercial Tort Claims, including those shown on Schedule 9.1.17 (Litigation; Commercial Tort Claims);

(d)         all Deposit Accounts;

(e)          all Documents;

(f)          all General Intangibles, including Intellectual Property;

(g)          all Goods including Inventory (including Rolling Stock), Equipment (including Rolling Stock) and fixtures;

(h)           all Instruments;

(i)           all Investment Property;

(j)          all Letter-of-Credit Rights;

(k)         all Supporting Obligations;

(l)            all monies, whether or not in the possession or under the control of Agent, a Lender, or a bailee or Affiliate of Agent or a Lender, including any Cash Collateral;

(m)        all accessions to, substitutions for, and all replacements, products, and cash and non-cash proceeds of the foregoing, including proceeds of and unearned premiums with respect to insurance policies, and claims against any Person for loss, damage or destruction of any Collateral; and

(n)         all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs and computer records) pertaining to the foregoing.

Notwithstanding the foregoing, in no event shall “Collateral” include (i) any Equity Interest of any second-tier Foreign Subsidiary or more than 65% of voting Equity Interests of any first-tier Foreign Subsidiary; or (ii) (a) any lease, license, contract, intellectual property right or agreement to which any Loan Party is a party or any of its rights or interests thereunder (other than any Account or other right to payment thereunder) and (b) any capital asset which is or becomes the subject of a capital lease or purchase money security interest in favor of a third party permitted hereunder, in each of the cases of (a) and (b), to the extent and only for so long as the terms of which lease, contract, intellectual property right, agreement or financing prohibit or would be violated by the granting of liens or security interests in favor of any person or entity on or in such property subject thereto (other than to the extent any such prohibition or violation on or resulting from the granting of such liens or security interest would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); it being acknowledged that such lease, license, contract, intellectual property right or agreement and such rights and interest of such Loan Party thereunder will constitute Collateral and will become subject to the Lien granted hereunder immediately and automatically at such time as any such consequences will no longer result (or if such consequences are ineffective or invalid). Nothing in this paragraph shall be deemed to permit the entry into any capital lease or financing arrangement not otherwise permitted hereunder.

7.2.         Lien on Deposit Accounts; Cash Collateral.

7.2.1.      Deposit Accounts. To further secure the prompt payment and performance of all Obligations, each Loan Party hereby grants to Agent, for the benefit of Secured Parties, a continuing security interest in and Lien upon all amounts credited to any Deposit Account of such Loan Party, including any sums in any blocked or lockbox accounts or in any accounts into which such sums are swept. Each Loan Party hereby authorizes and directs each bank or other depository to deliver to Agent, upon request, all balances in any Deposit Account maintained by such Loan Party, without inquiry into the authority or right of Agent to make such request.

7.2.2.      Cash Collateral. Any Cash Collateral may be invested, at Agent’s discretion, in Cash Equivalents, but Agent shall have no duty to do so, regardless of any agreement or course of dealing with any Loan Party, and shall have no responsibility for any investment or loss. Each Loan Party hereby grants to Agent, for the benefit of Secured Parties, a security interest in all Cash Collateral held from time to time and all proceeds thereof, as security for the Obligations, whether such Cash Collateral is held in a Cash Collateral Account or elsewhere. Agent may apply Cash Collateral to the payment of any Obligations, in such order as Agent may elect, as they become due and payable. Each Cash Collateral Account and all Cash Collateral shall be under the sole dominion and control of Agent. No Loan Party or other Person claiming through or on behalf of any Loan Party shall have any right to any Cash Collateral, until Full Payment of all Obligations.

7.3.         Lien on Real Property. The Obligations shall also be secured by Mortgages upon all Real Property owned by Loan Parties. The Mortgages shall be duly recorded, at Loan Parties’ expense, in each office where such recording is required to constitute a fully perfected Lien on the Real Property covered thereby. If any Loan Party acquires Real Property hereafter, such Loan Party shall notify Agent and, within 30 days, execute, deliver and record a Mortgage sufficient to create a first priority Lien in favor of Agent on such Real Property, and shall deliver all Related Real Property Documents.

7.4.         Other Collateral.

7.4.1.      Commercial Tort Claims. Loan Party Agent shall promptly notify Agent in writing if any Loan Party has a Commercial Tort Claim (other than, as long as no Default or Event of Default exists, a Commercial Tort Claim for less than $100,000), shall promptly amend Schedule 9.1.17 (Litigation; Commercial Tort Claims) to include such claim, therein providing a reasonable description and summary thereof, and upon delivery thereof to Agent, the applicable Loan Party shall be deemed to thereby grant to Agent (and such Loan Party hereby grants to Agent) a security interest and lien in and to such Commercial Tort Claim and all proceeds thereof, all upon the terms of and governed by this Agreement.

7.4.2.      Certain After-Acquired Collateral. Loan Party Agent shall promptly notify Agent in writing if, after the Closing Date, any Loan Party obtains any interest in any Collateral consisting of Deposit Accounts, Chattel Paper, Documents, Instruments, Intellectual Property, Investment Property or Letter-of-Credit Rights and, upon Agent’s request and subject to the exceptions set forth in Section 7.6.3 (Excluded Perfection Actions) and 8.6.1 (Locations of Collateral) and, with respect to Instruments and Chattel Paper related to the Owner Operator Program, Section 10.2.10(o) (Investments), shall promptly take such actions as Agent reasonably deems appropriate to effect Agent’s duly perfected, first priority Lien upon such Collateral, including obtaining any appropriate possession, control agreement or Lien Waiver, as appropriate and/or executing such additional Security Documents as may be reasonably requested by Agent. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, Loan Parties shall not be required to notify Agent of its interest in any such after-acquired Collateral if they are not required to take any Excluded Perfection Actions with respect thereto.

7.5.         No Assumption of Liability. The Lien on Collateral granted hereunder is given as security only and shall not subject Agent or any Lender to, or in any way modify, any obligation or liability of Loan Parties relating to any Collateral.

7.6.         Further Assurances.

7.6.1.      General. At any time and from time to time, subject to Section 7.6.3 (Excluded Perfection Actions), upon the written request of Agent and at the sole expense of the Loan Parties, each Loan Party will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as Agent may reasonably request for the purpose of evidencing the Agent’s Lien on any Collateral, or otherwise obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, but not limited to, (i) filing any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby, (ii) in the case of Investment Property and any other relevant Collateral, taking any actions necessary to enable Agent to obtain “control” (within the meaning of the applicable UCC) with respect thereto, and (iii) delivering to Agent the reports required pursuant to Section 8.1(c)) relating to the Rolling Stock, and any and all evidence of ownership of any Equipment (including all Rolling Stock), including, without limitation, certificates of title and applications of title in such Loan Party’s possession.

7.6.2.      Electronic Chattel Paper. Without limiting the generality of the foregoing, and except to the extent permitted pursuant to Section 10.2.10(o) (Investments) hereof with respect to Instruments and Chattel Paper related to the Owner Operator Program, if any Loan Party at any time holds or acquires an interest in any electronic chattel paper or any “transferable record”, as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Loan Party shall promptly notify Agent thereof and, at the request of Agent, shall take such action as Agent may reasonably request to vest in Agent “control” under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

7.6.3.      Excluded Perfection Actions. Notwithstanding anything in this Section 7.6, so long as no Event of Default shall have occurred and be continuing, Loan Parties shall not be required to take any Excluded Perfection Actions and shall only be required to take Excluded Perfection Actions after an Event of Default shall have occurred and be continuing upon request from Agent.

7.6.4.      UCC Filings. Each Loan Party authorizes Agent to file any financing statement that describes the Collateral as “all assets” or “all personal property” of such Loan Party, or words to similar effect, as long as such description also references the exceptions described in the final paragraph of Section 7.1, and hereby ratifies any action taken by Agent before the Closing Date to effect or perfect its Lien on any Collateral.

SECTION 8. COLLATERAL ADMINISTRATION

8.1.         Borrowing Base Certificates.

(a)           By the tenth (10th) Business Day of each month for the immediately preceding month (dated as of the last Business Day of such month), a Borrowing Base Certificate executed by the Chief Financial Officer; provided that (i) Loan Party Agent may deliver a Borrowing Base Certificate more frequently if it chooses, (ii) notwithstanding the foregoing, (x) after the occurrence and during the continuance of a Default or Event of Default, Agent may require Loan Party Agent to deliver Borrowing Base Certificates more frequently upon its request and (y) if Availability shall at any time be less than $10,000,000 for three (3) consecutive Business Days or $7,500,000 on any Business Day, Loan Party Agent shall be required to deliver Borrowing Base Certificates on a weekly basis (by no later than Tuesday of each week for the immediately preceding week) until such time as no such condition shall have existed for 60 consecutive days), which, if requested by Agent, shall be accompanied by copies of Borrowers’ sales journals, cash receipts journals and credit memo journals for the relevant period and shall contain such additional information concerning Accounts as may be reasonably requested by Agent including, without limitation, copies of all invoices prepared in connection with such Accounts. All calculations of Availability in any Borrowing Base Certificate shall originally be made by Borrowers and certified by a Senior Officer, provided that Agent may from time to time review and adjust any such calculation (a) to reflect its reasonable estimate of declines in value of any Collateral, due to collections received in the Dominion Account or otherwise; (b) to adjust advance rates to reflect changes in dilution, quality, mix and other factors affecting Collateral; and (c) to the extent the calculation is not made in accordance with this Agreement or does not accurately reflect the Availability Reserve. Each Borrowing Base Certificate shall reflect the actual, aggregate Account balance as of such date.

(b)           If requested by Agent, by the tenth (10th) Business Day of each month for the immediately preceding month, or as frequently as any Borrowing Base Certificate may be required, if so requested by Agent: (i) a detailed trial balance of Borrowers’ Accounts aged per invoice date, in form and substance reasonably satisfactory to Agent including, without limitation, the names and addresses of all Account Debtors of Borrowers and (ii) a summary and detail of accounts payable (such Accounts and accounts payable divided into such time intervals as Agent may reasonably require), including a listing of any held checks.

(c)           In addition to the foregoing, by no later than the tenth (10th) Business Day of each month for the immediately preceding month, or as frequently as any Borrowing Base Certificate may be required, if so requested by Agent, a report detailing all Included Rolling Stock (by make, model, year and VIN number) acquired or disposed of during such month, including, in the case of any such acquisition, the acquisition price thereof and, in the case of any Disposition, the sales price, the net book value and Net Cash Proceeds received in, or with respect to which an account receivable has been booked on account of, such sale, together with such other information as Agent may reasonably request and all in form and substance reasonably acceptable to Agent.

8.2.         Administration of Accounts.

8.2.1.      Records and Schedules of Accounts. Each Loan Party shall keep accurate and complete records of its Accounts, including all payments and collections thereon, and shall submit to Agent sales, collection, reconciliation and other reports in form reasonably satisfactory to Agent, on such periodic basis as Agent may request. Loan Party Agent shall also provide to Agent, on or before the tenth (10th) Business Day of each month and, if a Default or Event of Default has occurred and is continuing, at more frequent times as Agent may request, a detailed aged trial balance of all Accounts of Loan Parties as of the end of the preceding month (or shorter applicable period), specifying each Account’s Account Debtor name and address, amount, invoice date and due date, showing any discount, allowance, credit, authorized return or dispute, and including such proof of delivery, copies of invoices and invoice registers, copies of related documents, repayment histories, status reports and other information as Agent may reasonably request.

8.2.2.      Taxes. If an Account of any Loan Party includes a charge for any Taxes, Agent is authorized, in its discretion, to pay the amount thereof to the proper taxing authority for the account of such Loan Party and to charge Borrowers therefor; provided, however, that neither Agent nor Lenders shall be liable for any Taxes that may be due from Loan Parties or with respect to any Collateral.

8.2.3.      Account Verification. Agent, through its officers, employees or agents, shall have the right, at any time and from time to time, in the name of any Borrower or, at any time after the occurrence and during the continuance of an Event of Default, in Agent’s or its nominee’s own name, to verify the validity, amount or any other matter relating to Borrowers’ Accounts, by mail, telephone, telegraph or otherwise. Loan Parties shall cooperate fully with Agent in an effort to facilitate and promptly conclude any such verification process.

8.2.4.      Proceeds of Collateral. Loan Parties shall request in writing and otherwise take all necessary steps to ensure that all payments on Accounts or otherwise relating to Collateral are made directly to a DACA Deposit Account or Dominion Account (or a lockbox relating to a DACA Deposit Account or Dominion Account). If any Loan Party or Subsidiary receives cash or Payment Items with respect to any Collateral, it shall hold same in trust for Agent and promptly (not later than the next Business Day) deposit same into a DACA Deposit

Account or Dominion Account for application to the Obligations in accordance with Section 5.6 or 5.7, as applicable.

8.2.5.      Modification of Accounts. Other than as expressly permitted hereunder or in the Ordinary Course of Business consistent with its past practice and in amounts which are not material to any Loan Party, no Loan Party shall (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount whatsoever on any Account or (v) amend, supplement or modify any Account in any manner that could reasonably be expected to adversely affect the value thereof; provided, that no Loan Party shall take any such action at any time that a Default or Event of Default then exists or would result therefrom.

8.3.         [RESERVED]

8.4.         Administration of Equipment.

8.4.1.      Records and Schedules of Equipment. Each Loan Party shall keep accurate and complete records of its Equipment, including kind, quality, quantity, cost, acquisitions and dispositions thereof, and shall submit to Agent, on such periodic basis as Agent may request, a current schedule thereof, in form reasonably satisfactory to Agent. Promptly upon request, Loan Party Agent shall deliver to Agent evidence of their ownership or interests in any Equipment.

8.4.2.      Dispositions of Equipment. No Loan Party shall sell, lease or otherwise dispose of any Equipment, without the prior written consent of Agent, other than (a) a Permitted Asset Disposition; and (b) to the extent otherwise permitted hereby, replacement of Equipment that is worn, damaged or obsolete with Equipment of like function and value, if the replacement Equipment is acquired substantially contemporaneously with such disposition and is free of Liens.

8.4.3.      Equipment as Fixtures. No Loan Party shall permit any Equipment to become affixed to real Property unless any landlord or mortgagee delivers a Lien Waiver.

8.4.4.      Motor Vehicles and Rolling Stock. Motor vehicles and Rolling Stock constitute the only Collateral subject to any certificate of title or other registration statute of the United States, any State or other jurisdiction. Schedule 8.4.4 (Vehicles; Rolling Stock) hereto lists the vehicle identification number or serial number and state of registration of all Rolling Stock of each Loan Party as of November 30, 2010 and identifies which such Rolling Stock is Included Rolling Stock. All action by each Loan Party necessary or desirable to protect and perfect the Lien of Agent on all Included Rolling Stock set forth on Schedule 8.4.4 (Vehicles; Rolling Stock) (as supplemented in accordance with this Section) (including all necessary filings with the offices of the relevant secretaries of state or other required governmental authorities) has been duly taken; provided however that, prior to the issuance of an original certificate of title for any newly acquired Included Rolling Stock, this requirement shall be deemed satisfied for up to 60 days after such acquisition by the delivery to Agent of an original copy of the manufacturer’s statement of origin, together with a copy of the application for the certificate of title noting Agent’s lien thereon and evidence of the submission for filing thereof and payment of all licensing and recording fees, in each case, relating to such Included Rolling Stock). Loan Parties shall, concurrently with delivery of each Borrowing Base Certificate (commencing with the Borrowing Base covering March 2011), deliver a written update to Schedule 8.4.4 (Vehicles; Rolling Stock), each of which update shall include a complete listing of all Included Rolling Stock, listing the vehicle identification number or serial number and state of registration of all such Included Rolling Stock.

8.5.         Administration of Deposit Accounts.

8.5.1.      Lockboxes and Deposit Accounts.

(a)         Schedule 8.5 (Deposit Accounts) (as updated in accordance with this Section) sets forth all lockbox arrangements and Deposit Accounts maintained by Loan Parties, including all Excluded Deposit Accounts and Dominion Accounts. Agent and Lenders assume no responsibility to Loan Parties for any lockbox arrangement or Deposit Account, including any claim of accord and satisfaction or release with respect to any Payment Items accepted by any financial institution.

(b)         Except as and to the extent permitted in and pursuant to Section 10.1.13 (Post Closing Requirements) with respect to SoCal and Adway’s Deposit Accounts maintained with Bancorp South and unless Agent otherwise consents in writing, in order to facilitate Agent’s and Lenders’ maintenance and monitoring of their security interests in the Collateral, the Loan Parties (x) shall maintain all of their lockboxes, Deposit Accounts and material disbursement accounts (other than Excluded Deposit Accounts) with Bank of America and (y) shall not maintain any deposits in any bank or securities account (including any disbursement account but excluding any Excluded Account) in excess of $100,000, in aggregate for all such accounts at any time, unless such accounts are subject to a Deposit Account Control Agreement or are with Bank of America. Although no compensating balance is required, Loan Parties shall keep monthly balances in order to merit earnings credits which will cover Bank of America’s service charges for Bank Products. Loan Parties shall be responsible for nominal charges assessed thereon. Each Loan Party hereby authorizes the Agent to debit any Deposit Account of the Loan Parties maintained with Bank of America for any amounts due and payable hereunder.

(c)         Each Loan Party shall be the sole account holder of each Deposit Account and shall not allow any other Person (other than Agent) to have control over a Deposit Account or any Property deposited therein.

8.5.2.      Deposits of Proceeds. (a) Each Loan Party (other than SoCal and Adway) shall instruct all Account Debtors to remit all payments in respect of the Accounts and other payments in respect of the Collateral to Deposit Accounts or lock-boxes located at or maintained by Bank of America and (b) SoCal and Adway shall instruct all Account Debtors to remit all payments in respect of the Accounts and other payments in respect of the Collateral to Deposit Accounts or lock-boxes located at or maintained by Bank of America or, until the date that is no more than 3 months following the Closing Date, a DACA Deposit Account maintained at Bancorp South. In addition, all amounts received by any Loan Party from any Account Debtor with respect to any Accounts or in respect of any Collateral shall upon receipt be deposited within one (1) Business Day after receipt thereof into a DACA Deposit Account maintained by Bank of America or a Dominion Account, in the form received, with any necessary endorsements.

8.5.3.      Deposit Account Control Agreements.

(a)           Each Loan Party shall take all actions necessary to establish Agent’s control of each lockbox and Deposit Account (other than Excluded Deposit Accounts) including entering into Deposit Account Control Agreement with respect thereto. Loan Parties each hereby agree to, and each Deposit Account Control Agreements shall provide, among other things, the following, unless Agent shall otherwise agree:

(1)           All receipts received in such Deposit Accounts shall be transferred at the end of each day to the Dominion Account;

(2)           In all cases, the financial institutions parties thereto shall acknowledge the ownership and control of such Deposit Accounts by Agent and further acknowledge and agree that Agent shall have the sole and exclusive right to direct the disposition of all funds on deposit in such Deposit Account without any consent of Loan Parties or any other Person; and

(3)           authorizes the financial institutions at which such Deposit Accounts are maintained to provide Agent with such information with respect to such account as Agent may from time to time reasonably request, and hereby consents to such information being provided to Agent.

(b)           Upon the terms and subject to the conditions set forth in the Deposit Account Control Agreements, all available amounts held in the DACA Deposit Accounts shall be wired each Business Day to a Dominion Account and shall be received and applied to the Obligations in accordance with Section 5.6 (Application of Payments).

8.5.4.      New Deposit Accounts. No Loan Party shall open any Deposit Account or lock-boxes or direct that payment be made to any other account (other than to another DACA Deposit Account or a Dominion Account) unless such Person shall have given Agent at least ten (10) days’ prior written notice of its intention to open any such new accounts and shall have delivered to Agent a fully-executed copy of a Deposit Account Control Agreement relating to such account satisfying the requirements set forth in Section 8.5.5 (Deposit Account Control Agreements) upon the opening of such Deposit Account. Loan Parties shall amend Schedule 8.5 (Deposit Accounts) to reflect same within five (5) days of opening any such account. Nothing in this Section 8.5.4 shall be deemed to be a waiver of the requirements set forth in Section 8.5.1(b) (Lockboxes and Deposit Accounts).

8.6.         General Provisions.

8.6.1.      Location of Collateral. No Collateral is located outside the United States (other than, with respect to Rolling Stock, in connection with ordinary course operations carrying freight into and out of Canada and Mexico) or in the possession of any lessor, bailee, warehouseman or consignee, except as indicated on Schedule 8.6.1 (Business Locations) or as otherwise permitted hereunder. All tangible items of Collateral, other than Rolling Stock in transit, shall at all times be kept by Loan Parties at Borrowers’ business locations set forth in Schedule 8.6.1 (Business Locations) (as updated from time to time in accordance with this Section), except that Loan Parties may (a) make sales or other dispositions of Collateral in accordance with Section 10.2.4 (Mergers, Consolidations, Sales and Other Transactions Outside the Ordinary Course of Business); and (b) move Collateral to (i) another location set forth in Schedule 8.6.1 (Business Locations) or (ii) to another location in the United States upon 20 days’ prior written notice to Agent (which notice shall include a written supplement to Schedule 8.6.1 (Business Locations) setting forth such new location(s)), so long as all actions shall have been taken (other than, so long as no Event of Default shall have occurred and be continuing and thereafter until demanded in writing by Agent, Excluded Perfection Actions) prior to such move to ensure that Agent has a perfected first priority security interest in and Lien on such Collateral. If any Loan Party shall cause any Collateral to be delivered to, or any Collateral is otherwise located at, any Material Third Party Location after the Closing Date, such Loan Party shall use commercially reasonable efforts to cause the applicable landlord, warehouseman, processor, repairman, mechanic, shipper, freight forwarder, broker or other Person to execute and deliver a Lien Waiver to Agent. If any Lien Waiver required hereby is not delivered to Agent, Agent may institute a Rent and Charges Reserve with respect the applicable Material Third Party Location(s). Loan Parties shall make current rent and other required payments (in each case, within applicable grace periods provided for in leases) at all non-owned locations where any Collateral is located.

8.6.2.      Insurance of Collateral; Insurance Proceeds.

(a)           Property Insurance. Each Loan Party shall keep, and cause each other Loan Party to keep, the Collateral and all other property insured for the full replacement insurable value thereof against loss or damage by fire, theft, explosion, sprinklers, collision, flood and such other risks as are customarily insured against by Persons engaged in businesses similar to that of Loan Parties, with insurers with a Best Rating of at least A, unless otherwise approved by Agent, in such amounts, with such deductibles and self-insurance retentions, and under policies in such form, as shall in each case be reasonably satisfactory to Agent. Original (or certified) copies of all such policies of insurance covering the property and operations of Loan Parties have been and shall promptly hereafter be delivered to Agent, together with evidence of payment of all premiums therefor, and shall contain an endorsement, in form and substance reasonably acceptable to Agent, showing loss under such insurance policies shall be payable to Agent, for the benefit of Agent and Lenders. Such endorsement, or an independent instrument furnished to Agent, shall provide that the insurance company shall give Agent at least thirty (30) days prior written notice before any such policy of insurance is altered or canceled and that no act, whether willful or negligent, or default of any Loan Party or any other Person shall affect the right of Agent to recover under such policy of insurance in case of loss or damage. Each Loan Party hereby directs all insurers under all policies of property insurance to pay all proceeds payable thereunder directly to Agent, and Agent shall apply such proceeds as set forth in Sections 5.2.5 (Mandatory Prepayments) or 5.5 (Post-Default Allocation of Payments), as applicable. Until the date following the Commitment Termination Date upon which Full Payment of all of the Obligations has been made, each Loan Party irrevocably makes, constitutes and appoints Agent (and all officers, employees or agents designated by Agent) as such Loan Party’s true and lawful attorney (and agent-in-fact) for the purpose, of making, settling and adjusting claims under such policies of property insurance and/or business interruption insurance maintained pursuant to Section 10.1.7 (Additional Insurance), endorsing the name of such Loan Party on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and making all determinations and decisions with respect to such policies of insurance.

(b)         Liability Insurance. Maintain, and cause each other Loan Party to maintain, at its expense, such public liability and third party property damage insurance as is customary for Persons engaged in businesses similar to that of Loan Parties with insurers with a Best Rating of at least A7, unless otherwise approved by Agent, and in such amounts, with such deductibles and self-insurance retentions and under policies in such form as shall in each case be reasonably satisfactory to Agent and original (or certified) copies of all such policies have been and shall promptly hereafter be delivered to Agent, together with evidence of payment of all premiums therefor; each such policy relating to Loan Parties shall contain an endorsement providing that the insurance company shall give Agent at least thirty (30) days prior written notice before any such policy shall be altered or canceled (or ten (10) days in the cancellation for non-payment of premiums).

(c)          Forced Place Insurance. UNLESS LOAN PARTIES PROVIDE AGENT WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT, AGENT MAY (BUT SHALL HAVE NO OBLIGATION TO) PURCHASE INSURANCE AT LOAN PARTIES’ JOINT AND SEVERAL EXPENSE TO PROTECT AGENT’S AND LENDERS’ INTERESTS IN THE COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT ANY LOAN PARTY’S INTERESTS. THE COVERAGE THAT AGENT PURCHASES MAY NOT PAY ANY CLAIM THAT IS MADE AGAINST ANY LOAN PARTY IN CONNECTION WITH THE COLLATERAL. LOAN PARTIES MAY LATER CANCEL ANY INSURANCE PURCHASED BY AGENT, BUT ONLY AFTER PROVIDING AGENT WITH EVIDENCE THAT LOAN PARTIES HAVE OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT. IF AGENT PURCHASES INSURANCE FOR THE COLLATERAL, LOAN PARTIES WILL BE JOINTLY AND SEVERALLY RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT MAY BE IMPOSED WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE PRINCIPAL AMOUNT OF THE LOANS OWING HEREUNDER. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF THE INSURANCE LOAN PARTIES MAY BE ABLE TO OBTAIN ON THEIR OWN.

(d)         Any proceeds of insurance (other than proceeds from workers’ compensation insurance, product or other third party liability insurance or D&O insurance) and any awards arising from any Casualty Event in respect of any Collateral, shall be forwarded or paid to Agent for application to the Obligations in accordance with the terms hereof as if such proceeds were proceeds of an Asset Disposition.

8.6.3.      Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping any Collateral, all Taxes payable with respect to any Collateral (including any sale thereof), and all other payments required to be made by Agent to any Person to realize upon any Collateral, shall be borne and paid by Loan Parties. Agent shall not be liable or responsible in any way for the safekeeping of any Collateral, for any loss or damage thereto (except for reasonable care in its custody while Collateral is in Agent’s actual possession), for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency or other Person whatsoever, but the same shall be at Loan Parties’ sole risk.

8.6.4.      Defense of Title to Collateral. Each Loan Party shall at all times defend its title to Collateral and Agent’s Liens therein against all Persons, claims and demands whatsoever, except with respect to Permitted Liens.

8.6.5.      Condition of Collateral. Each Loan Party shall at all times keep, and cause each other Loan Party to keep, all Collateral and all other property useful and necessary in the business of Loan Parties in good working order and condition, ordinary wear, tear and obsolescence excepted and shall make all necessary replacements of, and repairs to, the Included Real Property and the Equipment so that the operating efficiency and the value thereof shall at all times be preserved and maintained.

8.7.         Power of Attorney. Each Loan Party hereby irrevocably constitutes and appoints Agent (and all Persons designated by Agent) as such Loan Party’s true and lawful attorney (and agent-in-fact), coupled with an interest, for the purposes provided in this Section. Agent, or Agent’s designee, may, without notice and in either its or a Loan Party’s name, but at the cost and expense of Loan Parties:

(a)         Endorse a Loan Party’s name on any Payment Item or other proceeds of Collateral (including proceeds of insurance) that come into Agent’s possession or control; and

(b)         During an Event of Default, (i) notify any Account Debtors of the assignment of their Accounts, demand and enforce payment of Accounts by legal proceedings or otherwise, and generally exercise any rights and remedies with respect to Accounts; (ii) settle, adjust, modify, compromise, discharge or release any Accounts or other Collateral, or any legal proceedings brought to collect Accounts or Collateral; (iii) sell or assign any Accounts and other Collateral upon such terms, for such amounts and at such times as Agent deems advisable; (iv) collect, liquidate and receive balances in Deposit Accounts or investment accounts, and take control, in any manner, of proceeds of Collateral; (v) prepare, file and sign a Loan Party’s name to a proof of claim or other document in a bankruptcy of an Account Debtor, or to any notice, assignment or satisfaction of Lien or similar document; (vi) receive, open and dispose of mail addressed to a Loan Party and notify postal authorities to deliver any such mail to an address designated by Agent; (vii) endorse any Chattel Paper, Document, Instrument, bill of lading, or other document or agreement relating to any Accounts, Inventory or other Collateral; (viii) use a Loan Party’s stationery and sign its name to verifications of Accounts and notices to Account Debtors; (ix) use information contained in any data processing, electronic or information systems relating to Collateral; (x) make and adjust claims under insurance policies; (xi) take any action as may be necessary or appropriate to obtain payment under any letter of credit, banker’s acceptance or other instrument for which a Loan Party is a beneficiary; and (xii) take all other actions as Agent deems appropriate to fulfill any Loan Party’s obligations under the Loan Documents.

8.8.         Collateral Assignment of Rights under the Assigned Agreements. Each Loan Party hereby irrevocably authorizes and empowers Agent or its agents, in their sole discretion, to assert, either directly or on behalf of any Loan Party, at any time that an Event of Default is in existence, any claims any Loan Party may from time to time have against the sellers or any of their affiliates with respect to any and all of the Contract Rights to the extent permitted by the applicable Assigned Agreement or with respect to any and all payments or other obligations due from the sellers or any of their Affiliates to any Loan Party under or pursuant to the Assigned Agreements to the extent permitted by the applicable Assigned Agreement (“Payments”), and to receive and collect any damages, awards and other monies resulting therefrom and to apply the same on account of the Obligations. After the occurrence and during the continuance of any Event of Default, Agent may provide notice to the sellers or any of their affiliates under any Assigned Agreement that all Payments shall be made to or at the direction of Agent for so long as such Event of Default shall be continuing. Following the delivery of any such notice, Agent shall promptly notify the sellers under the Assigned Agreement upon the termination or waiver of any such Event of Default. Each Loan Party hereby irrevocably makes, constitutes and appoints Agent (and all officers, employees, or agents designated by Agent) as such Loan Party’s true and lawful attorney (and agent-in-fact) for the purpose of enabling Agent or its agents to assert and collect such claims and to apply such monies in the manner set forth hereinabove.

8.9.         Seller Undertakings.

(a)           Each Loan Party shall keep Agent informed of all circumstances bearing upon any material potential claim under or with respect to the Assigned Agreements and the Seller Undertakings and such Loan Party shall not, without the prior written consent of Agent, (i) waive any of its material rights or remedies under any Assigned Agreement with respect to any of the Seller Undertakings, (ii) settle, compromise or offset any amount in excess of $100,000 payable by the sellers to such Loan Party under any Assigned Agreement or (iii) amend or otherwise modify any Assigned Agreement in any manner which is materially adverse to the interests of Agent or Lenders.

(b)           Each Loan Party shall perform and observe all the material terms and conditions of each Assigned Agreement to be performed by it, maintain each Assigned Agreement in full force and effect in all material respects (except such Assigned Agreements which, by its terms, has expired or terminated), enforce each Assigned Agreement in accordance with its terms, in accordance with such Loan Party’s Ordinary Course of Business.

(c)           Anything herein to the contrary notwithstanding, (i) each applicable Loan Party shall remain liable under each Assigned Agreement to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Agent of any of its rights hereunder shall not release any Loan Party from any of its duties or obligations under any Assigned Agreement and (iii) neither Agent nor any other Lender shall have any obligation or liability under any Assigned Agreement by reason of this Agreement, nor shall Agent or any other Lender be obligated to perform any of the obligations or duties of any Loan Party thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 9. REPRESENTATIONS AND WARRANTIES

9.1.         General Representations and Warranties. To induce Agent and Lenders to enter into this Agreement and to make available the Commitments, Loans and Letters of Credit, each Loan Party hereby jointly and severally with the other Loan Parties represents and warrants that:

9.1.1.      Organization and Qualification. Each Loan Party and Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each Loan Party and Subsidiary is duly qualified, authorized to do business and in good standing as a foreign corporation, limited liability company or other entity in each jurisdiction where failure to be so qualified would have or could reasonably be expected to have a Material Adverse Effect.

9.1.2.      Power and Authority. Each Loan Party is duly authorized to execute, deliver and perform its Loan Documents. The execution, delivery and performance of the Loan Documents, and the borrowings by Loan Parties, have been duly authorized by all necessary action, and do not and will not (a) require any consent or approval of any holders of Equity Interests of any Loan Party, other than those already obtained; (b) contravene the Organic Documents of any Loan Party; (c) violate or cause a default under any Applicable Law or Material Contract; (d) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of any Loan Party; (e) require any consent or approval of any Governmental Authority (other than any consent or approval which has been obtained and is in full force and effect); or (f) conflict with any judgment, order or decree, which is binding on any Loan Party or any of their respective properties.

9.1.3.      Enforceability. Each Loan Document is a legal, valid and binding obligation of each Loan Party party thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

9.1.4.      Capital Structure. Schedule 9.1.4 (Subsidiaries; Capital Structure) shows, for each Loan Party and Subsidiary on the Closing Date, its name, its jurisdiction of organization, its authorized and issued Equity Interests, the holders of its Equity Interests, and all agreements binding on such holders with respect to their Equity Interests. Except as disclosed on Schedule 9.1.4 (Subsidiaries; Capital Structure), in the five years preceding the Closing Date, no Loan Party has been known as or used any corporate, fictitious or trade names, and no Loan Party or Subsidiary has acquired any substantial part of the assets of any other Person nor been the surviving entity in a merger or combination. Each Loan Party has good title to its Equity Interests in its Subsidiaries, subject only to Agent’s Lien, and all such Equity Interests are duly authorized and validly issued, fully paid and non-assessable. Such Equity Interests were issued in compliance with all applicable state and federal laws. Except as disclosed on Schedule 9.1.4  (Subsidiaries; Capital Structure), on the Closing Date there are no outstanding purchase options, warrants, subscription rights, agreements to issue or sell, convertible interests, phantom rights or powers of attorney relating to Equity Interests of any Loan Party or Subsidiary. As of the Closing Date, all Equity Interests in Adway have been validly and indefeasibly contributed to

SoCal pursuant to the Contribution Agreement and are fully and indefeasibly owned by SoCal free and clear of any Liens.

9.1.5.      Title to Properties; Priority of Liens. Each Loan Party and Subsidiary has good and marketable title to (or valid leasehold interests in) all of its Real Property, and good title to all of its personal Property of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), including all Property reflected in any financial statements delivered to Agent or Lenders, in each case free of Liens except Permitted Liens. Each Loan Party and Subsidiary has paid and discharged all lawful claims that, if unpaid, could become a Lien on its Properties, other than Permitted Liens. All Liens of Agent in the Collateral are duly perfected, first priority Liens, subject only to Permitted Liens that are expressly allowed to have priority over Agent’s Liens; provided that notwithstanding anything contained herein to the contrary, so long as no Event of Default shall have occurred and be continuing, Agent shall not require any Loan Party to take any Excluded Perfection Actions.

9.1.6.      Corporate Locations. As of the Closing Date, the chief executive offices and other places of business of Loan Parties and Subsidiaries are shown on Schedule 8.6.1 (Business Locations). During the five years preceding the Closing Date, no Loan Party has had any plant or office not disclosed on Schedule 8.6.1 (Business Locations).

9.1.7.      Financial Statements. The audited consolidated financial statements of Parent and its Subsidiaries (prior to the Closing Date) and of Old SoCal and its Subsidiaries for Fiscal Years 2008 and 2009 (it being agreed that such 2009 annual financial statements for SoCal shall be reviewed and not audited) and the unaudited consolidated financial statements of Parent and its Subsidiaries (prior to the Closing Date) and of Old SoCal and its Subsidiaries as at certain fiscal months and Fiscal Quarters ended after Fiscal Year 2009, copies of each of which have been delivered to each Lender, were prepared in accordance with GAAP (subject, in the case of such unaudited statements, to the absence of footnotes and to normal year-end adjustments) and present fairly the respective consolidated financial conditions of Parent and such Subsidiaries and of Old SoCal and its Subsidiaries as at such dates and the respective results of their operations for the periods then ended. All other consolidated balance sheets, and related statements of income, cash flow and shareholder’s equity, of Loan Parties that have been and are hereafter delivered to Agent and Lenders, are prepared in accordance with GAAP, and fairly present the financial positions and results of operations of Loan Parties and Subsidiaries at the dates and for the periods indicated. All projections delivered from time to time to Agent and Lenders have been prepared in good faith, based on reasonable assumptions in light of the circumstances at such time. Since December 31, 2009 and up to the Closing Date, there has been no change in the condition, financial or otherwise, of (v) Parent and its Subsidiaries (prior to the Closing Date) or (y) Old SoCal and its Subsidiaries that would have or could reasonably be expected to have a Material Adverse Effect. From and after the Closing Date, there has been no change in the condition, financial or otherwise, of Parent and the Subsidiaries taken as a whole that would have or could reasonably be expected to have a Material Adverse Effect. No financial statement delivered to Agent or Lenders at any time contains any untrue statement of a material fact, nor fails to disclose any material fact necessary to make such statement not materially misleading in light of the circumstances at such time.

9.1.8.      Surety Obligations. No Loan Party or Subsidiary is obligated as surety or indemnitor under any bond or other contract that assures payment or performance of any obligation of any Person, except as permitted hereunder.

9.1.9.      Taxes. Each Loan Party and Subsidiary has filed all tax returns and other reports that it is required by law to file, and has paid, or made provision for the payment of, all Taxes upon it, its income and its Properties that are due and payable, except to the extent being Properly Contested and the failure to file or pay could not reasonably be expected to result in fines, penalties or interest in excess of $100,000 in the aggregate. No Loan Party has participated in any transaction that relates to a year of the taxpayer (which is still open under the applicable statute of limits) which is a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2) (irrespective of the date when the transaction was entered into). The provision for Taxes on the books of each Borrower and Subsidiary is adequate for all years not closed by applicable statutes, and for its current Fiscal Year. As of the Closing Date, no Loan Party has been notified that it is the subject of a tax audit or is the subject of a tax controversy, the amount of which has not been reserved for on its books and records in an amount sufficient to satisfy the potential sums owing thereunder (together with all penalties and interest).

9.1.10.     Solvency. On the Closing Date, both before and immediately after giving effect to the transactions contemplated hereby and by the other Loan Documents, by the Sponsor Note Documents and by the Related Agreements, and thereafter immediately prior to and after giving effect to the issuance of each Letter of Credit and each Borrowing hereunder and thereunder and the use of the proceeds thereof, each Loan Party, individually, is Solvent and it does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature.

9.1.11.    Brokers. Except as set forth on Schedule 9.1.11 (Broker’s Fees) there are no brokerage commissions, finder’s fees or investment banking fees payable in connection with any transactions contemplated by the Loan Documents or the Related Transactions based upon arrangements made by or on behalf of any of Loan Parties.

9.1.12.    Intellectual Property. Each Loan Party and Subsidiary owns or has the lawful right to use all Intellectual Property necessary for the conduct of its business, without conflict with any rights of others. There is no pending or, to any Loan Party’s knowledge, threatened Intellectual Property Claim with respect to any Loan Party, any Subsidiary or any of their Property (including any Intellectual Property). Except as disclosed on Schedule 9.1.12 (Intellectual Property; Royalties) on the Closing Date no Loan Party or Subsidiary pays or owes any Royalty or other compensation to any Person with respect to any Intellectual Property. All registered or material Intellectual Property owned, used or licensed by, or otherwise subject to any interests of, any Borrower or Subsidiary is shown on Schedule 9.1.12 (Intellectual Property; Royalties) or has otherwise been disclosed to Agent pursuant to a Perfection Certificate Supplement.

9.1.13.    Governmental Approvals. Each Borrower and Subsidiary has, is in compliance with, and is in good standing with respect to, all Governmental Approvals necessary to conduct its business and to own, lease and operate its Properties, except where noncompliance or lack of good standing would not have or could not reasonably be expected to have a Material Adverse Effect. All necessary import, export or other licenses, permits or certificates for the import or handling of any goods or other Collateral have been procured and are in effect, and Borrowers and Subsidiaries have complied with all foreign and domestic laws with respect to the shipment and importation of any goods or Collateral, except where noncompliance would not have or could not reasonably be expected to have a Material Adverse Effect.

9.1.14.    Compliance with Laws. Each Loan Party and Subsidiary has duly complied, and its Properties and business operations are in compliance, in all respects with all Applicable Law, except where noncompliance would not have or could not reasonably be expected to have a Material Adverse Effect. There have been no citations, notices or orders of noncompliance issued to any Loan Party or Subsidiary under any Applicable Law which would have or could reasonably be expected to have a Material Adverse Effect.

9.1.15.    Compliance with Environmental Laws. Except as disclosed on Schedule 9.1.15 (Environmental Matters), no Borrower’s or Subsidiary’s past or present operations, Real Property or other Properties are subject to any federal, state or local investigation to determine whether any remedial action is needed to address any environmental pollution, hazardous material or environmental clean-up. The on-going operations of each Loan Party comply in all respects with all Environmental Laws, except such non-compliance which, either individually or in the aggregate, would result or could reasonably be expected to result in liabilities in excess of $250,000, individually or in the aggregate. No Borrower or Subsidiary has received any Environmental Notice which, either individually or in the aggregate, would result or could reasonably be expected to result in liabilities in excess of $250,000. No Borrower or Subsidiary has any contingent liability with respect to any Environmental Release, environmental pollution or hazardous material on any Real Property now or previously owned, leased or operated by it. Each Loan Party has obtained all licenses, permits, authorizations, registrations and other approvals required under any Environmental Law and required for their respective ordinary course operations, and for their reasonably anticipated future operations, and each Loan Party is in compliance with all terms and conditions thereof, except where the failure to so obtain, maintain or comply would not result or could not, either individually or in the aggregate, reasonably be expected to result in liabilities in excess of $250,000, and all such licenses, permits, authorizations, registrations and other approvals are valid, uncontested and in good standing. No Loan Party or any of its properties or operations is subject to, or reasonably anticipates the issuance of, any written order from or agreement with any federal, state or local governmental authority, nor subject to any judicial or docketed administrative or other proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Substance which, either individually or in the aggregate, would result or could reasonably be expected to result in liabilities in excess of $250,000. Except for the transportation, generation, storage, handling or use of Hazardous Substances in accordance with the Ordinary Course of Business and in compliance with Environmental Law, there are no Hazardous Substances or other conditions or circumstances existing with respect to any property, arising from operations prior to the Closing Date, or relating to any waste disposal, of any Loan Party that would result or could reasonably be expected to result, either individually or in the aggregate, in liabilities in excess of $250,000. No Loan Party has any underground storage tanks that are not properly registered or permitted under applicable Environmental Laws or that at any time have released, leaked, disposed of or otherwise discharged Hazardous Substances, except where such release, leak, disposal or discharge has been properly investigated and remediated and closure has been granted by the appropriate governmental authority.

9.1.16.    Burdensome Contracts. No Loan Party or Subsidiary is a party or subject to any contract, agreement or charter restriction that would have or could reasonably be expected to have a Material Adverse Effect. No Loan Party or Subsidiary is party or subject to any Restrictive Agreement, except as shown on Schedule 9.1.16 (Restrictive Agreements) No such Restrictive Agreement prohibits the execution, delivery or performance of any Loan Document by a Loan Party.

9.1.17.    Litigation. Except as shown on Schedule 9.1.17 (Litigation; Commercial Tort Claims) there are no litigation (including derivative actions), proceedings or investigations pending or, to any Loan Party’s knowledge, threatened against any Loan Party or Subsidiary, or any of their businesses, operations, Properties, prospects or conditions, that (a) relate to any Loan Documents, the Related Transactions or, in each case, the transactions contemplated thereby; or (b) would have or could reasonably be expected to have a Material Adverse Effect if determined adversely to any Loan Party or Subsidiary (taking into account available insurance coverage therefor). Except as shown on such Schedule, as of the Closing Date no Loan Party has a Commercial Tort Claim in excess of $100,000 or is named as a party in a proceeding seeking injunctive relief, or in which a Loan Party is accused of criminal misconduct, in each case, pending or threatened against it. No Loan Party or Subsidiary is in default with respect to any order, injunction or judgment of any Governmental Authority.

9.1.18.    No Defaults. No event or circumstance has occurred or exists that constitutes a Default or Event of Default or would result from the execution, delivery or performance hereof or of the other Loan Documents, including as a result of the incurrence by any Loan Party of any Debt hereunder or under any other Loan Document or from the entry into and performance of the Related Transactions. No Borrower or Subsidiary is in default, and no event or circumstance has occurred or exists that with the passage of time or giving of notice would constitute a default, under any Material Contract or in the payment of any Funded Debt. There is no basis for which any party (other than a Borrower or Subsidiary) could currently terminate a Material Contract prior to its scheduled termination date.

9.1.19.    ERISA. No Loan Party or any ERISA Affiliate is or, within the past six (6) years, has been a party to, made contributions to or subject to any liability in respect of, any Plan or Multiemployer Plan.

9.1.20.    Trade Relations. There exists no actual or threatened termination, limitation or modification of any business relationship between any Loan Party or Subsidiary and any customer or supplier, or any group of customers or suppliers, who individually or in the aggregate would have or could reasonably be expected to have a Material Adverse Effect. There exists no condition or circumstance that could reasonably be expected to impair the ability of any Loan Party or Subsidiary to conduct its business at any time hereafter in substantially the same manner as conducted on the Closing Date.

9.1.21.    Labor Relations. Except as described on Schedule 9.1.21 (Labor Contracts), as of the Closing Date no Loan Party or Subsidiary is party to or bound by any collective bargaining agreement, management agreement or consulting agreement. Except as described on Schedule 9.1.21 (Labor Contracts), there are no grievances, disputes or controversies with any union or other organization of any Loan Party’s or Subsidiary’s employees, or, to any Loan Party’s knowledge, any asserted or threatened strikes, lockouts, work stoppages, demands for collective bargaining, or other material labor disputes involving any Loan Party, except any of the foregoing which would not have and could not reasonably be expected to result in a Material Adverse Effect. Hours worked by and payment made to employees of Loan Parties are not in violation of the Fair Labor Standards Act or any other Applicable Law, rule or regulation dealing with such matters.

9.1.22.    Payable Practices. No Loan Party or Subsidiary has made any material change in its historical accounts payable practices from those in effect on the Closing Date.

9.1.23.    Not a Regulated Entity. No Loan Party is (a) an “investment company”, a “person directly or indirectly controlled by or acting on behalf of an investment company”, or a “subsidiary” of an “investment company” within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the Federal Power Act, the Interstate Commerce Act, any public utilities code or any other Applicable Law regarding its authority to incur Debt.

9.1.24.    Margin Stock. No Loan Party or Subsidiary is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No Loan proceeds or Letters of Credit will be used by Borrowers to purchase or carry, or to reduce or refinance any Debt incurred to purchase or carry, any Margin Stock or for any related purpose governed by Regulations T, U or X of the Board of Governors.

9.1.25.    Insurance. Set forth on Schedule 9.1.25 (Insurance) is a complete and accurate summary of the property and casualty insurance program of Loan Parties as of the Closing Date (including the names of all insurers, policy numbers, expiration dates, amounts and types of coverage, exclusions, deductibles, self-insured retention, and a description in reasonable detail of any self-insurance program, retrospective rating plan, fronting arrangement or other risk assumption arrangement involving any Loan Party). Each Loan Party and its respective properties are insured in accordance with Section 8.6.2 (Insurance of Collateral; Insurance Proceeds) and 10.1.7 (Additional Insurance), and the applicable insurers are not Affiliates of Loan Parties.

9.1.26.    Real Property. Set forth on Schedule 1.1(b) (Included Real Property; Leases and Owned Real Property) is a complete and accurate list, as of the Closing Date, of the address of all real property owned or leased by any Loan Party, together with, in the case of leased property which are Material Third Party Locations, the name and mailing address of the lessor of such property.

9.1.27.    Parent. Parent is a holding company and is not engaged in any business other than the direct ownership of TCA and SoCal, the indirect ownership of the other Subsidiaries and joint ventures and other administrative activities reasonably related thereto. Parent does not have any material liabilities (other than the Sponsor Notes, the Obligations and unsecured guarantees of Permitted Debt of other Loan Parties) and does not have any material assets other than the Equity Interests of TCA and SoCal.

9.1.28.    Business Loan. The Loans, including interest rate, fees and charges as contemplated hereby, (i) are business loans within the purview of 815 ILCS 205/4(l)(c), as amended from time to time, (ii) are an exempted transaction under the Truth In Lending Act, 12 U.S.C. 1601 et seq., as amended from time to time, and (iii) do not, and when disbursed shall not, violate the provisions of the Illinois usury laws, any consumer credit laws or the usury laws of any state which may have jurisdiction over this transaction, any Loan Party or any property securing the Loans.

9.1.29.    Eligible Accounts, Eligible Included Rolling Stock. Agent may rely, in determining which Accounts are Eligible Accounts and which Rolling Stock is Eligible Included Rolling Stock, on all statements and warranties made by or on behalf of Borrowers with respect thereto. All Accounts and/or Included Rolling Stock represented by Loan Party Agent at any time as being eligible for lending purposes hereunder, including with respect to the Revolver Loans, upon each borrowing hereunder, in each case constitutes Eligible Accounts and/or Eligible Included Rolling Stock, as applicable.

9.1.30.    Other Debt. Except as permitted pursuant to Section 10.2.1 (Debt), no Loan Party is now obligated for any Debt other than the Obligations.

9.1.31.    Article 8 Equity Interests. The Loan Parties do not own any Article 8 Equity Interests.

9.1.32.    Contract Matters.

(a)           The contracts between the Borrowers and their carriers which have been preapproved by Agent for purposes of clause (v) of the definition of “Eligible Accounts” will not be amended, modified, supplemented or substituted in such a manner as to affect the rights of the applicable Borrower, Agent or Lenders or to modify the payment or privity terms of such contracts in such a way that could affect the characterization of the relationship as between the relevant Borrower, its shippers and its carriers as being other than a debtor-creditor relationship, in either case, without the consent of Agent.

(b)           The Logistics contracts between Loan Parties and its shippers which have been preapproved by Agent for purposes of clause (v) of the definition of “Eligible Accounts” will not be amended, modified, supplemented or substituted in such a manner as to affect the rights of the applicable Borrower, Agent or Lenders or to modify the payment or privity terms of such contracts in such a way that could affect the characterization of the relationship as between the relevant Borrower, its shippers and its carriers as being other than a debtor-creditor relationship, in either case, without the consent of Agent.

(c)           No trust or opening relationship has been or will be established or has been asserted between any Loan Party and its carrier or any Loan Party and its shippers, and only a debtor-creditor relationship has existed or will exist between such Persons.

9.1.33.           Related Transactions. The closing of the Merger will occur before the making of the initial Loans hereunder and no party has waived, without the consent of Agent, any condition precedent to the obligations to close as set forth in the Related Agreements. True and complete copies of all of the Related Agreements have been delivered to Agent. Other than the Related Agreements, there are no agreements, oral or written, with respect to which Loan Parties or any Affiliate thereof has any obligation or liability with respect to the Related Transactions. No Loan Party and, to the knowledge of Loan Parties, no other Person party thereto, is in default in the performance or compliance with any provisions of any Related Document. The Related Agreements comply with, and the Merger has been consummated in accordance with, all Applicable Laws. The Related Agreements are in full force and effect as of the Closing Date and have not been terminated, rescinded or withdrawn. All requisite consents and approvals of any Person (including by Governmental Authorities) having jurisdiction over Old SoCal, any Loan Party and other Persons referenced therein and necessary or material to the business or operations of SoCal with respect to the transactions contemplated by the Related Agreements have been obtained, and no such approvals impose any conditions that have not been met to the consummation of the transactions contemplated by the Related Agreements or to the conduct by any Loan Party of its business thereafter. To the best of each Loan Party’s actual knowledge, none of Old SoCal’s or any shareholder of Old SoCal’s representations or warranties in any Related Document contain any untrue statement of a material fact or omit any fact necessary to make the statements therein not misleading in light of the circumstances at the time such statements were asserted.

9.1.34.           Collateral Matters.

(a)                            No material amount payable to any Loan Party under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to Agent other than, to the extent permitted pursuant to Section 10.2.10(o) (Investments), Instruments or Chattel Paper relating to the Owner-Operator Program.

(b)                            The amounts represented by Loan Parties to Lenders from time to time as owing to such Loan Parties in respect of the Accounts (to the extent such representations are required by any of the Loan Documents) will at all such times be accurate in all material respects.

9.2.                            Complete Disclosure. All information heretofore or contemporaneously herewith furnished in writing by any Loan Party to Agent or any Lender for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of any Loan Party to Agent or any Lender pursuant hereto or in connection herewith or any of the other Loan Documents will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which made (it being recognized by Agent and Lenders that any projections and forecasts provided by Loan Parties and/or Loan Party Agent are based on good faith estimates and assumptions believed by such Persons to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results). There is no fact or circumstance that any Loan Party has failed to disclose to Agent in writing that would have or could reasonably be expected to have a Material Adverse Effect.

SECTION 10.                                                                  COVENANTS AND CONTINUING AGREEMENTS

10.1.                     Affirmative Covenants. Until the expiration or termination of the Commitments and this Agreement and thereafter until all Obligations hereunder and under the other Loan Documents (other than unasserted contingent indemnification Obligations) are paid in full in cash and all Letters of Credit and Bank Products either (at the issuer’s thereof election) have been terminated or fully Cash Collateralized in accordance with the terms hereof and thereof, each Loan Party agrees that, unless at any time Agent and Required Lenders (or, as and to the extent required hereunder, all Lenders, as applicable) shall otherwise expressly consent in writing, it will:

10.1.1.           Inspections; Appraisals.

(a)                                 Permit Agent or any representative thereof to inspect the properties and operations of Loan Parties at any reasonable time and with reasonable notice (or at any time without notice if a Default or Event of Default exists or if Agent reasonably believes that a fraud has occurred); and permit, at any reasonable time and with reasonable notice (or at any time without notice if a Default or Event of Default exists or if Agent reasonably believes that a fraud has occurred), Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and each Loan Party hereby authorizes such independent auditors to discuss such financial matters with Agent or any representative thereof), and to examine (and, at the expense of Loan Parties), photocopy extracts from any of its books or other records; and permit at any reasonable time and with reasonable notice (or at any time without notice if a Default or Event of Default exists or if Agent reasonably believes that a fraud has occurred), Agent and its representatives to inspect the Collateral and other tangible assets of Loan Parties, to perform appraisals of the Collateral of Loan Parties, and to inspect, audit, check and make copies of and extracts from the books, records, computer data, computer programs, journals, orders, receipts, correspondence and other data relating to the Rolling Stock, Accounts and any other Collateral.

(b)                                 Any Lender or its representative shall be entitled, at the sole expense of such Lender, to accompany Agent or its representative on any such visitation, inspection or audit.

(c)                                  Loan Parties acknowledge that all inspections, appraisals and reports are prepared by Agent and Lenders for their purposes, and Loan Parties shall not be entitled to rely upon them.

(d)                                 All such inspections or audits by Agent shall be at Loan Parties’ joint and several expense (including the reasonable fees and expenses of its representatives and/or agents); provided, that other than with respect to inspections and audits conducted at any time a Default or Event of Default exists, Loan Parties shall not be required to reimburse Agent for inspections or audits more frequently than twice each Fiscal Year; it being acknowledged that a single inspection or audit may entail visits to the multiple locations of books, records and assets of

Loan Parties. Subject to and without limiting the foregoing, Borrowers specifically agree to pay Agent’s then standard charges for each day that an employee of Agent or its Affiliates is engaged in any examination activities, and shall pay the standard charges of Agent’s internal appraisal group. This Section shall not be construed to limit Agent’s right to conduct examinations or to obtain appraisals at any time in its commercially reasonable credit judgment, nor to use third parties for such purposes. Any Lender or its representative shall be entitled, at the sole expense of such Lender, to accompany Agent or its representative on any such visitation, inspection or audit.

(e)                                  Notwithstanding the foregoing, Loan Parties hereby acknowledge and agree that Agent shall have the right (and, upon the written demand of any Lender, shall have the obligation (such obligation to be satisfied if the following shall be commenced within 30 days after receipt of such demand)), at the sole expense of Loan Parties, to perform or commission (1) Rolling Stock Appraisals (x) on all Included Rolling Stock (i) every six months (unless the net if net book value of the Included Rolling Stock as set forth in the most recent Rolling Stock Appraisal is below $1,000,000), in which case no such Rolling Stock Appraisal shall be required and (ii) at such other times and frequencies as Agent may reasonably determine appropriate after the occurrence and during the continuance of an Event of Default and (y) on any previously unappraised Eligible Included Rolling Stock upon any request by Loan Party Agent to include such previously unappraised Eligible Included Rolling Stock in the Borrowing Base and (2) Real Property appraisals, each conducted in accordance with the then applicable standards of the Appraisal Institute, on all Included Real Property (i) annually and (ii) at such other times and frequencies as Agent may reasonably determine appropriate after the occurrence and during the continuance of an Event of Default.

10.1.2.           Financial and Other Information. Keep adequate records and books of account with respect to its business activities, in which proper entries are made in accordance with GAAP reflecting all financial transactions; and furnish to Agent and Lenders:

(a)                                 as soon as available, and in any event within 90 days after the close of each Fiscal Year (other than the Fiscal Year ended December 31, 2010, in which case within 120 days), a copy of the annual audit report of Parent and its Subsidiaries for such Fiscal Year, including therein consolidated and consolidating balance sheets of Parent and its Subsidiaries as at the end of such Fiscal Year and consolidated and consolidating statements of earnings, cash flows and retained earnings of Parent and its Subsidiaries for such Fiscal Year, in each case, prepared in accordance with GAAP, consistently applied, certified without adverse reference to going concern value and without qualification by independent auditors of recognized standing selected by Parent and reasonably acceptable to Agent, together with (x) a written statement from such accountants to the effect that in making the examination necessary for the signing of such annual audit report by such accountants, nothing came to their attention that caused them to believe that Loan Parties were not in compliance with any provision of Sections 10.2.1 (Debt), 10.2.4 (Mergers, Consolidations, Sales and Other Transactions Outside the Ordinary Course of Business) or 10.3 (Financial Covenants) of this Agreement insofar as such provision relates to accounting matters or, if something has come to their attention that caused them to believe that Loan Parties were not in compliance with any such provision, describing such noncompliance in reasonable detail and (y) a comparison with the budget for such Fiscal Year and a comparison with the previous Fiscal Year.

(b)                            as soon as available, and in any event within 30 days after the end of each month, unaudited consolidated and consolidating balance sheets of Parent and its Subsidiaries as at the end of such month and unaudited consolidated and consolidating statements of earnings, cash flows and retained earnings for such month and, in each case, for the periods beginning with the first day of such Fiscal Year and the relevant Fiscal Quarter and ending on the last day of such month, in each case, prepared in accordance with GAAP (other than with respect to the absence of footnotes and subject to year-end adjustments), consistently applied, and certified by the Chief Financial Officer as fairly presenting the financial condition of Parent and its Subsidiaries as at the date and for the periods covered, together with a comparison with the corresponding period of the previous Fiscal Year and a comparison with the budget for such period of the current Fiscal Year, certified by the Chief Financial Officer.

(c)                             concurrently with delivery of financial statements under clauses (a) and (b) above, or more frequently if requested by Agent while a Default or Event of Default exists, (i) a Compliance Certificate executed by the Chief Financial Officer, with appropriate insertions, dated the date of such annual report or such monthly statements, containing, among other things, if required pursuant to the terms hereof, a computation of each of the financial ratios and restrictions set forth in Section 10.3 (Financial Covenants) and to the effect that such officer has not become aware of any Default or Event of Default that has occurred and is continuing which has not previously been disclosed to Agent in writing (including a description of the event and the steps to be taken with respect thereto) or, if there is any such event, describing it and the steps, if any, taken or being taken to cure it and (ii) a written statement of Parent’s management setting forth a discussion of the financial condition of Parent and its Subsidiaries, changes in financial condition and/or results of operations;

(d)                            concurrently with delivery of financial statements under clause (a) above, (i) copies of all management letters and other material reports submitted to Borrowers by their accountants in connection with such financial statements and (ii) a reaffirmation executed by each of the Loan Parties reaffirming their guaranty of and joint and several liability for the Obligations to be in form and substance reasonably satisfactory to Agent; it being acknowledged and agreed that no failure to deliver such reaffirmation shall effect or diminish such Loan Parties’ obligations and liabilities hereunder and under the other Loan Documents or the rights and remedies of Agent and the Lenders hereunder and thereunder; all of which shall remain in full force and effect;

(e)                             as soon as practicable, and in any event not later than 60 days after the commencement of each Fiscal Year (commencing with Fiscal Year 2011), financial projections for Parent and its Subsidiaries for such Fiscal Year (including monthly operating and cash flow budgets) prepared in a manner consistent with the projections delivered by Parent to Agent prior to the Closing Date or otherwise in a manner reasonably satisfactory to Agent, accompanied by a certificate of the Chief Financial Officer to the effect that (x) such projections were prepared by Parent and its Subsidiaries in good faith, (y) Parent and its Subsidiaries have a reasonable basis for the assumptions contained in such projections and (z) such projections have been prepared in accordance with such assumptions;

(f)                              if requested by Agent, on or before the 30th day of each month and, if a Default or Event of Default has occurred and is continuing, at such other times as Agent may request, a listing of each Borrower’s trade payables including in respect of any Logistics Services or owing to any Owner-Operator, specifying the trade creditor and balance due, and a detailed trade payable aging, all in form reasonably satisfactory to Agent;

(g)                                  at any time upon the reasonable request of Agent and at any time after an Event of Default has occurred and is continuing, upon the request of Agent, deliver to Agent a certificate of a Senior Officer of Loan Party Agent confirming that there has been no change in the information set forth in the previously delivered Perfection Certificate or Perfection Certificate Supplements (other than changes in Included Rolling Stock) since the date of the Perfection Certificate or latest Perfection Certificate Supplement, and if such change exists, deliver a Perfection Certificate Supplement with respect thereto;

(h)                                 promptly after the sending or filing thereof, copies of any proxy statements, financial statements or reports that any Loan Party has made generally available to its shareholders, other than as previously or contemporaneously provided to Agent; copies of any regular, periodic and special reports or registration statements (other than on Form S-8) or prospectuses that any Loan Party files with the Securities and Exchange Commission or any other Governmental Authority, or any securities exchange; and copies of any press releases or other statements made available by a Loan Party to the public concerning material changes to or developments in the business of such Loan Party;

(i)                                     promptly after the sending or filing thereof, copies of any annual information report (including all actuarial reports and other schedules and attachments thereto) required to be filed with a Governmental Authority in connection with each Pension Plan, any Foreign Plan that is required by Applicable Laws to be funded; promptly upon receipt, copies of any notice, demand, inquiry or subpoena received in connection with any Plan from a Governmental Authority (other than routine inquiries in the course of application for a favorable IRS determination letter) and, at Agent’s request, copies of any annual report required to be filed with a Governmental Authority in connection with any other Plan or Foreign Plan;

(i)                                     such other reports and information (financial or otherwise) as Agent may reasonably request from time to time in connection with any Collateral or any Borrower’s, Subsidiary’s or other Loan Party’s financial condition or business;

(k)                                 upon receipt or delivery thereof by or to any Loan Party, any notice of default or event of default (under and as defined in the Sponsor Note Documents) and, without duplication of any report required to be provided hereunder, each material report notice or other information required to be provided pursuant to the Sponsor Note Documents and, at least 10 days’ (or such lesser time as Agent may agree in its sole discretion) prior to execution thereof, any waiver, amendment or other modification to any Sponsor Note Document; and

(l)                                     as promptly as practicable (but in any event not later than 30 days) after the occurrence of any material default or material breach by a Loan Party under the Related Agreements or any Senior Officer of a Loan Party becomes aware of the occurrence of any material default or material breach by any other party to the Related Agreements, or a Loan Party providing notice of, or the receipt by a Loan Party of any notice of, or of any condition or event which has resulted in, or could reasonably be expected to result in, a material indemnity claim under the Related Agreements by any party thereto, a certificate signed by the Chief Financial Officer specifying in reasonable detail the nature and period of existence thereof, what action Loan Parties have taken, are taking or propose to take with respect thereto.

10.1.3.                Notices. Notify Agent in writing, promptly after a Loan Party’s obtaining knowledge thereof, of any of the following that affects a Loan Party or a Subsidiary thereof:

(a)                            the threat or commencement of any proceeding or investigation against any Loan Party or a Subsidiary thereof or to which any of the properties of any Loan Party or any Subsidiary thereof is subject, whether or not covered by insurance, if an adverse determination would have or could reasonably be expected to have a Material Adverse Effect;

(b)                            any pending or threatened labor dispute, strike or walkout, or the expiration of any material labor contract;

(c)                             any default under or termination of a Material Contract;

(d)                            the existence of any Default or Event of Default;

(e)                             any judgment in an amount exceeding $250,000;

(f)                              the assertion of any Intellectual Property Claim, if an adverse resolution would have or could reasonably be expected to have a Material Adverse Effect;

(g)                             any violation or asserted violation of any Applicable Law (including ERISA, OSHA, FLSA, or any Environmental Laws), if an adverse resolution would have or could reasonably be expected to have a Material Adverse Effect;

(h)                            any Environmental Release by a Loan Party or on any Property owned, leased or occupied by a Loan Party; or receipt of any Environmental Notice which, in any case, could reasonably be expected to result in a liability to a Loan Party in excess of $250,000;

(i)                                the occurrence of any ERISA Event;

(j)                               the discharge of or any withdrawal or resignation by any of Loan Parties’ independent accountants;

(k)                            any opening of a new office or place of business, at least 30 days prior to such opening;

(i)                                     any Eligible Accounts aggregating in excess of $250,000 at any time identified by Loan Party Agent to Agent as Eligible Accounts become ineligible for any reason;

(m)                             any Eligible Included Rolling Stock aggregating in excess of $250,000 at any time identified by Loan Party Agent to Agent as Eligible Included Rolling Stock become ineligible for any reason;

(n)                                 any Casualty Event that affects, in aggregate, Collateral with a book value in excess of $250,000;

(o)                                 any cancellation, material change or any increase in the deductible in any insurance policy or coverage maintained by any Loan Party;

(p)                                 any Asset Disposition (other than Rolling Stock) with respect to which the aggregate net book value of the assets which were the subject thereof or the Net Cash Proceeds in respect thereof, in either case, exceeded $250,000 (to the extent such Asset Dispositions are permitted hereby, otherwise such notice shall include notice of all non permitted Asset Dispositions and shall specify that such Asset Disposition was made in contravention of this Agreement);

(q)                                 any Lien (other than Permitted Liens) on any of the Collateral which would adversely affect the ability of Agent to exercise any of its remedies hereunder or the occurrence of any other event which would have or could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereby; and

(r)                                    the occurrence of a Material Adverse Effect.

10.1.4.           Landlord and Storage Agreements. Upon request, provide Agent with copies of all existing agreements, and promptly after execution thereof provide Agent with copies of all future agreements, between a Loan Party and any landlord, warehouseman, processor, shipper, bailee or other Person that owns any premises at which any Collateral may be kept or that otherwise may possess or handle any Collateral.

10.1.5.           Compliance with Laws.

(a)                                 Comply with all Applicable Laws, including ERISA, Environmental Laws, FLSA, OSHA, Anti-Terrorism Laws, and laws regarding collection and payment of Taxes, and maintain all Governmental Approvals necessary to the ownership of its Properties or conduct of its business, unless failure to comply (other than failure to comply with Anti-Terrorism Laws) or maintain would not result in, or could not reasonably be expected to have, a Material Adverse Effect, in aggregate when combined with all other such liabilities at any time outstanding. Without limiting the generality of the foregoing, if any Environmental Release occurs at or on any Properties of any Borrower or Subsidiary, it shall act promptly and diligently to investigate and report to Agent and all appropriate Governmental Authorities the extent of, and to make appropriate remedial action to eliminate, such Environmental Release, whether or not directed to do so by any Governmental Authority.

(b)                                 Without limiting clause (a) above, ensure, and cause each other Loan Party to ensure, that no person who owns a controlling interest in or otherwise controls a Loan Party is or shall be (i) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (ii) a person designated under Section 1(b), (c) or (d) of Executive Order

No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders,

(c)                                  Without limiting clause (a) above, comply, and cause each other Loan Party to comply, with all applicable Bank Secrecy Act (“BSA”) and anti-money laundering laws and regulations.

10.1.6.           Taxes. Pay and discharge all Taxes prior to the date on which they become delinquent or penalties attach, unless such Taxes are being Properly Contested. Timely and correctly file all federal and other material tax returns required to be filed by it, withhold, collect and remit all Taxes that it is required to collect, withhold or remit, except to the extent the same are being Properly Contested.

10.1.7.           Additional Insurance. Maintain insurance with insurers as described in Sections 8.6.2 (Insurance of Collateral; Insurance Proceeds) and 9.1.25 and maintain business interruption insurance in an amount not less than $3,000,000, with respect to TCA and its Subsidiaries, and $2,000,000, with respect to SoCal and its Subsidiaries, in each case, with an insurer, with a deductible and subject to an Insurance Assignment satisfactory to Agent in its commercially reasonable credit judgment.

10.1.8.           Licenses. Keep each License affecting any Collateral (including the manufacture, distribution or disposition of Inventory) or any other material Property of Borrowers and Subsidiaries in full force and effect; promptly notify Agent of any proposed modification to any such License, or entry into any new License, in each case at least 30 days prior to its effective date; pay all Royalties when due; and notify Agent of any default or breach asserted by any Person to have occurred under any License

10.1.9.           Future Subsidiaries. If, after the Closing Date, any Loan Party creates or acquires, either directly or indirectly, any Subsidiary it will, within 10 days after such creation or acquisition thereof:

(a)                                 cause such Subsidiary to become a Borrower and/or a Guarantor; provided, that such Subsidiary may become a Borrower and Guarantor hereunder only if it is a Domestic Wholly-Owned Subsidiary and only with the prior written approval of Agent (upon satisfaction of the Asset Review and Approval Conditions) and, if the Asset Review and Approval Conditions are not so satisfied, such Subsidiary shall become only a Guarantor, (y) cause such Subsidiary to execute and deliver to Agent (1) a Joinder Agreement in the form of Exhibit I hereto, in its capacity as a Borrower and/or a Guarantor, as applicable, (2) a Perfection Certificate Supplement relating to such Subsidiary and (3) any further documents, instruments or agreements as Agent may reasonably require in order to grant Agent a perfected first priority security interest (subject only to Permitted Liens) in substantially all of the assets of such Subsidiary, provided that Agent shall not require any Loan Party to take any Excluded Perfection Actions and no Loan Party shall be required to take any Excluded Perfection Action unless and until requested by Agent at any time after the occurrence and during the continuance of an Event of Default;

(b)                                 cause to be pledged to Agent pursuant to a Pledge Agreement a security interest in the Equity Interests of such Subsidiary owned by such Loan Party;

(c)                                  (i) deliver to Agent (1) revised schedules to the Loan Documents reflecting such Loan Party’s ownership interest in such Subsidiary and (2) the certificates, if any, representing the Equity Interests of such Subsidiary required to be pledged hereunder, together with undated stock powers and an irrevocable proxy (or equivalent instruments, as applicable), or if such interest is uncertificated, evidence of the registration of Agent’s lien on and security interest in such interest on the books and records of such entity and (ii) execute and deliver all such other instruments, documents and agreements and take such other actions, and cause all Subsidiaries to execute and deliver all such other instruments, documents and agreements and to take such other actions, as in either case, Agent may reasonably request or require to fully evidence and consummate the transactions contemplated in clauses (a) and (b) above and to ensure the enforceability, perfection and first-priority of the Liens, interests and undertakings thereunder, including, without limitation, (x) the execution and delivery of guaranties, security agreements, pledge agreements, mortgages, deeds of trust, financing statements and other documents, and the filing or recording of any of the foregoing, (y) the delivery of certificated securities and other Collateral with respect to which perfection is obtained by possession and (z) legal opinions in form and substance and from such counsel reasonably satisfactory to Agent to be addressed to (and permit reliance upon by) Agent, Lenders and Issuing Bank; and

(d)                                 Notwithstanding anything set forth in this Section 10.1.9 to the contrary, no Loan Party shall be required to pledge more than 65% of the outstanding Equity Interests in any Subsidiary which is not a domestic Subsidiary or to cause any Subsidiary which is not a domestic Subsidiary to execute a counterpart or joinder to this Agreement or to otherwise pledge its assets to secure the Obligations.

10.1.10.    Maintenance of Existence, etc. Maintain and preserve, and (subject to Section 10.2.9 (Business Activities; Issuance of Equity)) cause each other Loan Party to maintain and preserve, (a) its existence and good standing in the jurisdiction of its organization and (b) its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary (other than such jurisdictions in which the failure to be qualified or in good standing would not have or could not reasonably be expected to have a Material Adverse Effect).

10.1.11.    Environmental Matters. If any release or threatened release or other disposal of Hazardous Substances shall occur or shall have occurred on any real property or any other assets of any Loan Party, each Loan Party shall, or shall cause the applicable Loan Party to, cause the prompt containment and removal of such Hazardous Substances and the remediation of such real property or other assets as necessary to comply in all material respects with all Environmental Laws and to preserve the value of such real property or other assets. Without limiting the generality of the foregoing, each Loan Party shall, and shall cause each other Loan Party to, comply with any Federal or state judicial or administrative order requiring the performance at any real property of any Loan Party of activities in response to the release or threatened release of a Hazardous Substance. To the extent that the transportation of Hazardous Substances is permitted by this Agreement, each Loan Party shall, and shall cause each of its

Subsidiaries to, dispose of such Hazardous Substances, or of any other wastes, only at licensed disposal facilities operating in material compliance with Environmental Laws.

10.1.12.    Certificates of Title. For each truck, tractor, trailer or other vehicle constituting Included Rolling Stock, deliver to Agent or its designee (i) with respect to new Included Rolling Stock in respect of which the certificate of title has not yet been issued, the original manufacturer’s statement of origin relating thereto and (ii) the original certificate of title for such truck, tractor, trailer or other vehicle noting Agent as lienholder thereon, in each case, immediately upon receipt such Loan Party’s receipt thereof; it being agreed however, that with respect to Included Rolling Stock subject to third-party financing or a Capital Lease permitted pursuant to Section 10.2.1 (Debt) hereunder and with respect to which (and for so long as) the certificate of title is in the possession of the financier thereunder, Loan Parties shall not be required to deliver such certificates to Agent as provided hereunder.

10.1.13.    Post-Closing Requirements.

(a)                                 Loan Parties shall use commercially reasonable efforts to cause all landlords, warehousemen, processors, repairmen, mechanics, shippers, freight forwarders, brokers or other Persons in possession of Collateral at any Material Third Party Collateral Location to execute and deliver a Lien Waiver to Agent within 30 days after the Closing Date (or such longer period as may be agreed to by Agent).

(b)                                 Within 3 months after the Closing Date (or such longer period as may be agreed to by Agent), Adway and SoCal shall have opened bank accounts and cash management arrangements at Bank of America and instruct all Account Debtors to remit all payments in respect of the Accounts and other payments in respect of the Collateral to Deposit Accounts or lock-boxes located at or maintained by Bank of America. Within 9 months after the Closing Date, SoCal and Adway shall close all of its bank accounts (other than Excluded Deposit Accounts) other than those at Bank of America.

(c)                                  Within 90 days after the Closing Date (or such longer period as may be agreed to by Agent), the Loan Parties shall cause to be delivered to Agent a current, as-built survey of the Real Property listed on Schedule 10.1.13 (Post Closing Surveys), containing a metes-and-bounds property description and flood plain certification, and certified by a licensed surveyor acceptable to Agent and a fully paid mortgagee title policy covering Agent’s interest under each related Mortgage(s), removing any survey exceptions listed in the mortgagee title policy therefor delivered on the Closing Date, in a form and amount and by an insurer reasonably acceptable to Agent.

(d)                                 Within 120 days after the Closing Date (or such longer period as may be agreed to by Agent), the Loan Parties shall cause to be delivered to Agent with respect to the Real Property located at 3651-3643 Bell Street in Janesville, Wisconsin (the “McCoy Lease Parcel”) (i) a duly executed and acknowledged Mortgage or, at Agent’s election, an amendment to the Mortgage encumbering the adjacent Real Property owned by TCA, sufficient to create a first priority Lien in favor of Agent on the McCoy Lease Parcel, and (ii) all Related Real Property Documents.

(e)           Within 7 Business Days after the Closing Date (or such longer period as may be agreed to by Agent), the Loan Parties shall cause to be delivered to Agent final insurance certificates with regard to the flood insurance and excess flood insurance relating to the Real Property located at 3400 International Park Drive, Atlanta, Georgia.

(f)            Within 3 Business Days after the Closing Date (or such longer period as may be agreed to by Agent), the Loan Parties shall cause to be delivered to Agent a good standing certificate of SoCal issued by the Secretary of State of the State of Alabama.

(g)           Within 10 Business Days after the Closing Date (or such longer period as may be agreed to by Agent), the Loan Parties shall cause to be delivered to Agent the original stock certificate representing the Equity Interests of SoCal (which certificate shall have been issued in lieu of the stock certificate in the name of Merger Sub), together with an undated stock power and an irrevocable proxy therefor.

(h)           Within 30 days after the Closing Date (or such longer period as may be agreed to by Agent), the Loan Parties shall cause to be delivered to Agent a certificate of insurance, evidencing the property insurance of SoCal as required by Section 8.6.2(a) (Property Insurance) hereof, together with an endorsement to the applicable policy or policies showing Agent as loss payee thereof and a sole loss payee letter in favor of Agent.

(i)            Within 5 days after the Closing Date (or such longer period as may be agreed to by Agent), (i) the Articles of Formation of Adway shall have been amended to opt out of Article 8 of the UCC and to state that no membership interests therein shall be certificated and (ii) the Loan Parties shall cause to be delivered to Agent a certificate of a duly authorized officer of Adway, certifying that the attached copy of such Articles of Formation, which shall be certified by the Secretary of State or other appropriate official of the State of Alabama, is true and complete and in full force and effect, without amendment except as shown.

10.2.       Negative Covenants. Until the expiration or termination of the Commitments and this Agreement and thereafter until all Obligations hereunder and under the other Loan Documents (other than unasserted contingent indemnification Obligations) are paid in full in cash and all Letters of Credit and Bank Products have either (at the issuer’s thereof election) been terminated or fully Cash Collateralized in accordance with the terms hereof and thereof, each Loan Party agrees that, unless at any time Agent and Required Lenders (or, as and to the extent required hereunder, all Lenders, as applicable) shall otherwise expressly consent in writing, it will not, or permit any Subsidiary to:

10.2.1.    Debt. Create, incur, guarantee or suffer to exist any Debt, except (other than with respect to Parent in subsections (b), (c) and (e)- (m) below):

(a)         Obligations under this Agreement and the other Loan Documents;

(b)         Debt secured by Liens permitted by Section 10.2.2(d) (Liens); provided, that the aggregate amount of all such Debt at any time outstanding shall not exceed $175,000,000 at any time thereafter;

(c)           unsecured Debt of any Loan Party (other than Parent) to any other Loan Party (other than Parent) or to any other Wholly-Owned Subsidiary other than a Loan Party; provided, that, in each case, such Debt shall be evidenced by a demand note in form and substance reasonably satisfactory to Agent and pledged and delivered to Agent pursuant to the Security Documents as additional collateral security for the Obligations, and, if owing by a Loan Party (other than to another Loan Party) the obligations under such demand note shall be subordinated to the Obligations of Borrowers and the other Loan Parties hereunder and under the other Loan Documents in a manner and on terms reasonably satisfactory to Agent;

(d)           (i) solely in the case of Parent and only for so long as the Subordination Agreement remains in effect, the Sponsor Debt in a principal amount at any time outstanding not to exceed $15,000,000, less any principal payments made thereon after the Closing Date and (ii) so long as, at the time of incurrence thereof, no Default or Event of Default then exists or would result therefrom, any other unsecured Subordinated Debt in an amount at any time outstanding not to exceed $10,000,000, in aggregate and, in the case of this clause (ii), any extension, renewal or refinancing thereof so long as each of the applicable Refinancing Conditions are satisfied;

(e)           Obligations under Hedging Agreements approved by Agent and incurred in favor of a Lender or an Affiliate thereof for bona fide hedging purposes and not for speculation;

(f)            Debt existing on December 31, 2010 (less payments made from such date through and including the Closing Date and excluding Debt to be Repaid) described on Schedule  10.2.1(f) (Existing Debt) and any extension, renewal or refinancing thereof so long as each of the applicable Refinancing Conditions are satisfied;

(g)           the Debt to be Repaid existing on the Closing Date and set forth on Schedule 10.2.1(g) (Debt to be Repaid) (so long as such Debt is repaid on the Closing Date);

(h)           unsecured Contingent Obligations arising with respect to customary indemnification obligations in favor of sellers in connection with Permitted Acquisitions and purchasers in connection with dispositions permitted under Section 10.2.4 (Mergers, Consolidations, Sales and Other Transactions Outside the Ordinary Course of Business);

(i)            up to $5,000,000 at any time outstanding of secured Acquired Debt of the type permitted pursuant to clause (b) of this Section 10.2.1 assumed in Permitted Acquisitions, and any extension, renewal or refinancing thereof so long as each of the applicable Refinancing Conditions are satisfied;

(j)            Contingent Obligations constituting (and all cases subject to the restrictions and limitations with respect to, but without duplication of liabilities in terms of contingent obligations guaranteeing previously included primary obligations for) Debt otherwise permitted under this Section 10.2.1;

(k)           Debt of any Borrower or any Subsidiary arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds in the Ordinary Course of Business, provided that such Debt is repaid within two Business Days after being incurred;

(l)            Obligations of Borrower or any Subsidiary in respect of performance bonds and completion, guaranty, surety and similar bonds, in each case obtained in the Ordinary Course of Business to support statutory and contractual obligations (other than Debt) arising in the Ordinary Course of Business;

(m)          obligations owed to customers of a Loan Party or any Subsidiary in respect of the receipt of advance payments from a customer in the ordinary course of business and consistent with past practices; and

(n)           other unsecured Debt not included in any of the preceding clauses of this Section in an aggregate principal amount not exceeding $1,000,000 at any time outstanding.

10.2.2.    Liens. Create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except (other than with respect to Parent in subsections (b) through (f) and (i) through (p) below) (collectively, “Permitted Liens”):

(a)           Liens for Taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being Properly Contested;

(b)           Liens arising in the Ordinary Course of Business (such as (i) Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens in the form of deposits or pledges incurred in connection with worker’s compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, bids, performance bonds and similar obligations) for sums not overdue or being Properly Contested and not involving any advances or Funded Debt or the deferred purchase price of Property or services;

(c)           Liens described on Schedule 10.2.2(c) (Existing Liens) existing as of the Closing Date and, with respect to the Included Real Property, Liens listed as exceptions to title on the title insurance policies covering the Included Real Property approved by Agent;

(d)           (i) Liens arising in connection with Capital Leases (and attaching only to the Property being leased), (ii) Liens of the type described in subclauses (i) and (iii) of this clause (d) existing on Property at the time of the acquisition thereof by any Loan Party (and not created in contemplation of such acquisition) pursuant to any Permitted Acquisition, and (iii) Purchase Money Liens securing Permitted Purchase Money Debt; provided, that no such Liens under this clause (iii) shall be permitted on any Eligible Included Rolling Stock or Included Real Property;

(e)           easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the Ordinary Course of Business of any Loan Party;

(f)            Liens on deposits or appeal bonds in an amount not to exceed $100,000 or more for any single occurrence or $500,000 or more for all such occurrences, in aggregate (in each case, other than insurance proceeds paid over in respect thereto) relating to judgments, decrees or attachments not otherwise constituting an Event of Default under Section 11.1(h) and which are being appealed in good faith and by diligent proceedings by Loan Parties;

(g)           licenses, leases or subleases granted to other Persons not interfering in any material respect with the business of Loan Parties or any of their Subsidiaries;

(h)           banker’s Liens, rights of setoff and similar Liens incurred on deposits made in the Ordinary Course of Business;

(i)            any interest or title of a lessor, as lessor, under any operating lease;

(j)            Liens in favor of Agent securing the Obligations;

(k)           Liens securing Indebtedness incurred to pay annual premiums for property, casualty or liability insurance policies maintained by a Loan Party or any Subsidiary; provided that such Liens attach only to insurance policies and proceeds thereof;

(l)            Liens encumbering cash collateral or other financial assets securing obligations under Hedging Agreements permitted hereby;

(m)          Liens on securities that are the subject of repurchase agreements described in clause (c) of the definition of Cash Equivalents and permitted under Section 10.2.10(b) (Investments);

(n)           customary restrictions on transfers of assets contained in agreements related to the sale by any Loan Party or any Subsidiary of such assets pending their sale, provided that such restrictions apply only to the assets to be sold and such sale is permitted under this Agreement;

(o)           the replacement, extension or renewal of any Lien permitted by clause (c) or (d) above upon or in the same property subject thereto arising out of the permitted extension, renewal or replacement of the Debt secured thereby (without increase in the amount thereof or decrease in the weighted average life to maturity thereof); and

(p)           Liens not otherwise permitted by this Section securing Indebtedness or other obligations not to exceed $100,000 in the aggregate at any time outstanding.

10.2.3.    Restricted Payments. Declare or make any Distributions; pay any management, advising, consulting, investment banking or other similar fees to the Sponsor or to any of its equityholders or any Affiliates thereof, make any redemption, prepayment, defeasance, repurchase or any other payment in respect of any Subordinated Debt or set aside funds for any of the foregoing. Notwithstanding the foregoing:

(a)           any Wholly-Owned direct or indirect Subsidiary of TCA or SoCal may make Distributions to TCA or SoCal, respectively, or to any other Wholly-Owned Subsidiary of TCA or SoCal, respectively, provided, that any Distribution by a Loan Party may only be made to a Loan Party;

(b)           so long as no Default or Event of Default exists or would result therefrom,

(i)            TCA and SoCal each may make Distributions to Parent to (and upon receipt thereof by Parent, Parent shall promptly use such monies solely to) pay (x) corporate overhead expenses incurred in the Ordinary Course of Business in an aggregate amount for TCA and SoCal together not exceeding $200,000 in any Fiscal Year and (y) interest payments on the Sponsor Note to the extent such payments would be permitted to be made pursuant to clause (b)(iv) immediately below;

(ii)        TCA and SoCal may each make Distributions to Parent to (and upon receipt thereof by Parent, Parent shall use such monies solely to) (A) pay the annual management fees to the Sponsor (“Management Fees”) in accordance with Section 5.1 of the Management Agreement in an aggregate amount for both TCA and SoCal together not to exceed $400,000 in any Fiscal Year and (B) on the Closing Date, pay the closing fee to the Goldner Hawn Johnson and Morrison in connection with the Merger in an amount not to exceed $500,000;

(iii)       any Subsidiary may pay dividends in the form of common stock (or the equivalent, in each case, having no redemption or repayment provisions); and

(iv)       Loan Parties may make regularly scheduled payments of interest in respect of the Sponsor Note Debt and any other Subordinated Debt, to the extent permitted under (x) the subordination provisions thereof or (y) under and pursuant to any subordination agreement relating thereto;

(c)           so long as no Default or Event of Default exists or would result therefrom and both immediately before and after making such payment Availability would equal or exceed $10,000,000, Loan Parties may redeem or repurchase for cash, at fair value, their Equity Interests (or options to purchase such Equity Interests) from any employee of Loan Parties upon the death, disability, retirement or other termination of such employee; provided that the aggregate amount of all such repurchases shall not exceed $500,000 in aggregate; and

(d)           so long as (w) no Default or Event of Default exists or would result therefrom, (x) both immediately before and after making such payment Availability and Average Availability for the 30-day period immediately preceding the date of such Distribution, in each case as calculated on a Pro Forma Basis, would equal or exceed $15,000,000, (y) the outstanding principal balance of the Term Loan has been paid in full in cash and (z) immediately after giving effect to such Distribution, Loan Parties and their Subsidiaries would, on a consolidated basis, have a Fixed Charge Coverage Ratio of not less than 1.25:1.00 as calculated on a Pro Forma Basis (in each case, as certified by the Chief Financial Officer in a certificate to be delivered to Agent at least 10 days prior to such Distribution and reconfirmed on the date of such Distribution, setting forth the calculation thereof in reasonably sufficient detail and in form and substance reasonably satisfactory to Agent), then Loan Parties may declare and pay dividends to

Parent and Parent may dividend to the holders of its Equity Interests, in each case, out of legally available funds, a dividend or dividends of not more than $5,000,000 in any Fiscal Year.

10.2.4.    Mergers, Consolidations, Sales and Other Transactions Outside the Ordinary Course of Business.

(a)           Sell, transfer, convey, lease or otherwise dispose of any of its assets or Equity Interests (including the sale of Equity Interests of any Subsidiary) except for:

(i)            sales or other transfers permitted under clause (f) of this Section 10.2.4 or sales or transfers of assets from a Borrower to another Borrower or from any Loan Party (other than a Borrower) to any other Wholly-Owned Subsidiary which is a Loan Party;

(ii)           sales of obsolete and unusable Equipment (other than Eligible Included Rolling Stock) in the Ordinary Course of Business, consistent with past practices;

(iii)          sales of Eligible Included Rolling Stock for at least fair market value so long as:

(1)           no Default or Event of Default exists or would result therefrom,

(2)           the Net Cash Proceeds for such sale shall be at least equal to the book value of such asset; and

(3)           the Net Cash Proceeds are applied in accordance with Section 5.2.5(a) (Mandatory Prepayments); and

(4)           after giving effect to such sale and the application of the proceeds thereof, no Overadvance shall exist or would result therefrom;

(iv)          subject to the limitations in Section 10.2.10(l) (Investments), any sale or sales of Lease Pool Rolling Stock pursuant to and in accordance with the Owner-Operator Program;

(v)           sale of Equipment (other than Eligible Included Rolling Stock) for at least fair market value (as determined by the board of directors of the applicable Loan Party) so long as:

(1)           no Default or Event of Default exists or would result therefrom,

(2)           all consideration is payable in cash at the closing of such sale,

(3)           the Net Cash Proceeds are applied in accordance with Section 5.2.5(b) (Mandatory Prepayments), and

(1)           the fair market value of all such assets sold in any Fiscal Year does not exceed $5,000,000 in aggregate;

(vi)          in the case of its Equity Interests, as permitted pursuant Section 10.2.9 (Business Activities; Issuance of Equity) or clause (f) of this Section 10.2.4, and sales or dispositions of a nominal number of shares of Equity Interests of any Subsidiary which is a non-Domestic Subsidiary in order to qualify members of the governing body of such non-Domestic Subsidiary if required by applicable law; and

(vii)         sales of Real Property, so long as:

(1)           no Default or Event of Default exists or would result therefrom,

(2)           the sales price therefor is equal to or greater than the fair market value thereof (as determined by an appraisal reasonably acceptable to Agent),

(3)           all sales consideration is payable in cash at the closing of such sale, and

(4)           the Net Cash Proceeds therefrom are applied in accordance with Section 5.2.5(b) (Mandatory Prepayments);

(viii)        to the extent no Default or Event of Default then exists or would result therefrom, charitable contributions made in the Ordinary Course of Business and not exceeding $100,000, in the aggregate, in any Fiscal Year;

(ix)          dispositions of Cash Equivalents for other Cash Equivalents or cash, in each case, of equivalent value;

(x)           dispositions, including abandonment, of non-material Intellectual Property in the Ordinary Course of Business; and

(xi)          dispositions of cash or assets as Investments in any joint ventures or Subsidiaries which are non-Wholly-Owned Subsidiaries to the extent permitted pursuant to Section 10.2.10(k) (Investments);

(b)           sell or assign with or without recourse any receivables;

(c)           prepay any Debt (other than (i) the Obligations in accordance with the terms of this Agreement, (ii) upon the permitted Disposition of the asset securing Debt permitted pursuant to Section 10.2.1(b) (Debt) or the permitted refinancing of such Debt, the prepayment of such Debt or (iii) so long as (x) no Default or Event of Default then exists or would result therefrom, (y) immediately after giving effect to such payment (in each case, as certified by the Chief Financial Officer in a certificate to be delivered to Agent at least 10 days prior to such payment and reconfirmed on the date of such payment, setting forth the calculation thereof in reasonably sufficient detail and in form and substance reasonably satisfactory to Agent), (1) Loan Parties and their Subsidiaries would, on a consolidated basis, have a Fixed Charge Coverage Ratio of not less than 1.25:1.00 as calculated on a Pro Forma Basis and (2) immediately after making such payment Availability and Average Availability for the 30-day period immediately preceding the date of such payment, in each case as calculated on a Pro Forma Basis, would equal or exceed $15,000,000; and (z) the outstanding principal balance of the Term Loan has been repaid in full in cash, any other Debt other than the Subordinated Debt).

(d)           unless Agent otherwise consents (which consent may be conditioned on such terms as Agent, in its commercially reasonable credit judgment, deems appropriate under the circumstances), enter into any transaction whereby such Loan Party leases any Property previously owned and sold by any other Loan Party;

(e)           except as expressly otherwise permitted hereunder, engage in any business or transaction not reasonably related or complementary to its current line of business; or

(f)            be a party to any merger or consolidation or, except as otherwise permitted pursuant to this Section, Section 10.2.10(a) or (f) (Investments), purchase or otherwise acquire the assets or the Equity Interests of any class of any other Person; except for:

(i)            the merger or consolidation of any Borrower with or into any other Borrower or the sale, assignment or conveyances of any, all or substantially all of the assets of any Borrower to another Borrower,

(ii)           the merger or consolidation of any Loan Party (other than a Borrower) which is a direct or indirect Domestic Wholly-Owned Subsidiary of TCA or SoCal into any other Loan Party (other than a Borrower) which is a direct or indirect Domestic Wholly-Owned Subsidiary of TCA or SoCal, respectively, or the sale, assignment or conveyances of any, all or substantially all of the assets of any Loan Party (other than a Borrower) which is a direct or indirect Domestic Wholly-Owned Subsidiary of TCA or SoCal to another Loan Party (other than a Borrower) which is a direct or indirect Wholly-Owned Subsidiary of TCA or SoCal,

(iii)          the merger or consolidation of any Subsidiary which is a direct or indirect non-Domestic Wholly-Owned Subsidiary of Parent into any other non-Domestic Wholly-Owned Subsidiary of Parent, or the sale, assignment or conveyance of any, all or substantially all of the assets of any Subsidiary which is a direct or indirect non-Domestic Wholly-Owned Subsidiary of Parent to another Subsidiary which is a direct or indirect non-Domestic Wholly-Owned Subsidiary of Parent, or

(iv)          any Permitted Acquisition.

10.2.5.    Modification of Organic Documents. Permit the charter, by-laws or other Organic Documents of any Loan Party or the Management Agreement to be amended or modified in any way which could reasonably be expected to materially adversely affect the interests of Lenders. Change, or allow any other Loan Party to change, its state of formation or its organizational form. Notwithstanding the provisions of this Section 10.2.5, with the consent of Agent (which consent may be conditioned on Loan Parties’ providing adequate information concerning such transaction as may be requested by Agent and such other instruments or documents reasonably requested by Agent to preserve and protect its Liens on the Collateral and its rights under this Agreement and the other Loan Documents) Loan Parties may liquidate or dissolve any Inactive Subsidiary of TCA if Parent and TCA determine in good faith that such liquidation or dissolution is in the best interest of Loan Parties, as a whole, and such liquidation or dissolution is not disadvantageous to Agent, Issuing Bank and/or Lenders.

10.2.6.    Transactions with Affiliates. Enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other Affiliates which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates, provided that the foregoing restrictions shall not apply to:

(a)           advances to officers or employees of TCA and SoCal and the Subsidiaries thereof to the extent permitted by Section 10.2.10(g) (Investments);

(b)           transactions permitted under Section 10.2.3 (Restricted Payments);

(c)           transactions between Loan Parties to the extent permitted under this Agreement;

(d)           reasonable and customary employment arrangements (including arrangements made with respect to bonuses, benefit plans or arrangements, or any health, disability or similar insurance plan which covers employees who may be Affiliates) entered into in the Ordinary Course of Business with members of the Board of Directors and officers of any Loan Party or Subsidiary (other than employees of the Sponsor and its Affiliates that are not Loan Parties);

(e)           payment of customary fees and expenses to the members of the Board of Directors of Parent (other than employees or Affiliates of the Sponsor);

(f)            transactions with joint ventures permitted under Section 10.2.10 (Investments), on terms which are no less favorable than are obtainable from any Person which is not one of its Affiliates;

(g)           payments by Loan Parties and the Subsidiaries pursuant to tax sharing agreements among Loan Parties and the Subsidiaries on customary terms that require each party to make payments when such taxes are due or refunds received of amounts equal to the income tax liabilities and refunds generated by each such party calculated on a separate return basis and payments to the party generating tax benefits and credits of amounts equal to the value of such tax benefits and credits made available to the group by such party;

(h)           Investments in and sales of Lease Pool Rolling Stock to owner-operators pursuant to the Owner-Operator Program permitted hereunder pursuant to Section 10.2.10 (Investments) and Section 10.2.4 (Mergers, Consolidations, Sales and Other Transactions Outside the Ordinary Course of Business), respectively; and

(i)            the Amended and Restated Commercial Lease dated December 31, 2010 between Skipper Properties and SoCal.

10.2.7.    Unconditional Purchase Obligations. Enter into or be a party to any contract for the purchase of materials, supplies or other Property or services if such contract requires that payment be made by it regardless of whether delivery is ever made of such materials, supplies or other Property or services.

10.2.8.    Restrictive Agreements. Enter into any Restrictive Agreement.

10.2.9.    Business Activities; Issuance of Equity.

(a)           Engage in any line of business other than the businesses engaged in on the date hereof and businesses reasonably related and complementary thereto

(b)           Issue any Equity Interests other than:

(i)            The issuance by Parent of Equity Interests to the shareholders of Old SoCal in accordance with the terms of the Related Agreements as partial consideration for the Merger;

(ii)           the issuance by any Wholly-Owned Subsidiary of its common, non-redeemable Equity Interests to its parent companies, and

(iii)          so long as no Default or Event of Default exists or would result therefrom, (x) in accordance with Section 10.1.10 (Investments) and (y) subject to Section 5.2.5 (Mandatory Prepayments), the issuance by Parent of its common stock (or options to purchase its common stock) (1) for fair value or (2) pursuant to any employee or director option program, benefit plan or compensation plan.

10.2.10.                 Investments. Make or permit to exist any Investment in any other Person, except the following; it being agreed that to be permitted hereunder, any such Investment, if evidenced by Equity Interests of the Person being invested in, the provisions of Section 10.1.9 (Future Subsidiaries) must be complied with and, if evidenced by Debt, the provision of Section 10.2.1(c) (Debt) relating to evidencing and pledging as Collateral of such Debt from a Loan Party and, where appropriate, subordination thereof to the Obligations must be complied with:

(a)           Investments by (i) Parent to the capital of TCA and SoCal, and (ii) any Loan Party (other than Parent) to any Borrower;

(b)           Investments constituting Debt permitted by Section 10.2.1 (Debt);

(c)           Contingent Obligations constituting Debt permitted by Section 10.2.1 (Debt);

(d)           Investments in Cash and Cash Equivalents;

(e)           bank deposits in the Ordinary Course of Business, provided, that the aggregate amount of all such deposits which are maintained with any bank (other than Excluded Deposit Accounts) other than Bank of America shall not at any time exceed $100,000, in the aggregate; provided that until the date that is 9 months following the Closing Date, SoCal and Adway may maintain deposits in excess of such limitation with Bancorp South so long as such deposits are in DACA Deposit Accounts;

(f)            Investments in securities of Account Debtors received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such Account Debtors;

(g)           loans or advances to employees, officers or directors of any Loan Party incurred in the Ordinary Course of Business (including for travel, entertainment and relocation expenses), in an aggregate amount not to exceed $100,000 at any time outstanding;

(h)           subject to the limitations in Section 10.2.4 (Mergers, Consolidations, Sales and Other Transactions Outside the Ordinary Course of Business), Investments constituting Permitted Acquisitions;

(i)            Investments listed on Schedule 10.2.10 (Existing Investments) existing as of the Closing Date and any increases or decreases in the value thereof or write-ups, writedowns or write-offs with respect to such Investments;

(j)            TCA, SoCal and any Subsidiary thereof may hold promissory notes acquired in connection with an Asset Disposition to the extent permitted under Section 10.2.4 (Mergers, Consolidations, Sales and Other Transactions Outside the Ordinary Course of Business);

(k)           Investments by TCA, SoCal or the other Subsidiaries thereof in joint ventures or Subsidiaries which are non-Wholly-Owned Subsidiaries not exceeding $2,000,000 in the aggregate for all such Investments outstanding at any time, provided that (i) such joint ventures or Subsidiaries which are non-Wholly-Owned Subsidiaries shall not have any Funded Debt at any time on or after the date that an Investment is made therein (other than Debt owing to the equityholders of such joint ventures), (ii) the constitutive documents governing such joint venture or Subsidiaries which are non-Wholly-Owned Subsidiary does not restrict distributions to TCA, SoCal or any Subsidiary, (iii) each such joint venture or Subsidiaries which are nonWholly-Owned Subsidiary is engaged in a business in which TCA, SoCal or any Subsidiary would be permitted to engage under Section 10.2.9 (Business Activities; Issuance of Equity), (iv) both immediately before and after making such Investment, (x) no Default or Event of Default then exists and (y) Availability and Average Availability for the 30-day period immediately preceding the date of such Investment, in each case as calculated on a Pro Forma Basis, would equal or exceed $15,000,000, and (v) the Person making such Investment has pledged all of its Equity Interests of such joint venture to Agent pursuant to documentation reasonably satisfactory to Agent (and has delivered such securities (or evidence of book registrations thereof), together with executed transfer powers and irrevocable proxies relating thereto to Agent);

(l)            Investments created under Hedging Agreements entered into by Loan Parties or any Subsidiary in the Ordinary Course of Business and not for speculative purposes;

(m)          Accounts, notes receivable and security deposits and prepayments arising and trade credit granted in the Ordinary Course of Business and prepayments and other credits to suppliers made in the Ordinary Course of Business;

(n)           Investments consisting of UCC Article 3 endorsements for collection or deposit;

(o)           Investments representing leases or conditional sales contracts owing by owner-operators of Borrowers in respect of Lease Pool Rolling Stock subject to the Owner-Operator Program in an aggregate amount not to exceed $6,000,000 at any time outstanding; provided that any security therefor or promissory notes or Chattel Paper evidencing such obligations (to the extent not required to have been pledged by Borrowers to the vendor of such Lease Pool Rolling Stock) shall, if so requested by Agent, be pledged and delivered (with any necessary endorsements) to Agent; and

(p)           other Investments not in excess of $100,000 in aggregate at anytime outstanding;

provided, that (x) any Investment which when made, is an Investment in Cash Equivalents, may continue to be held notwithstanding that such Investment if made thereafter would not constitute Cash Equivalents; (y) no Investment otherwise permitted by clause (b), (c), (k) or (o) shall be permitted to be made if, immediately before or after giving effect thereto, any Default or Event of Default exists or would result therefrom.

10.2.11.                 Restriction of Amendments to Certain Documents. Not amend, modify or waive (a) any term or provision of the Related Agreements or the Management Agreement in any material respect, (b) any term under any Sponsor Note Document or (c) any rights under any other agreement, document or instrument evidencing any Subordinated Debt if such amendment, modification or waiver (in the case of this clause (c) only) (i) increases the principal balance of such Subordinated Debt, or increases any required payment of principal or interest; (ii) accelerates the date on which any installment of principal or any interest is due, or adds any additional redemption, put or prepayment provisions; (iii) shortens the final maturity date or otherwise accelerates amortization; (iv) increases the interest rate; (v) increases or adds any fees or charges; (vi) modifies any covenant in a manner or adds any representation, covenant or default that is more onerous or restrictive in any material respect for any Borrower or Subsidiary, or that is otherwise materially adverse to any Borrower, any Subsidiary or Lenders; (vii) results in the Obligations not being fully benefited by the subordination provisions thereof or (viii) would or could reasonably be expected to be adverse to the interests of Agent and Lenders, in each case with respect to clauses (a), (b) and (c), without the written consent of Agent.

10.2.12.                 Fiscal Year. Change its current determination of its Fiscal Year.

10.2.13.                 Cancellation of Debt. Cancel any claim or Debt owing to it, other than (i) in connection with trade discounts granted in the Ordinary Course of Business consistent with past practices and (ii) so long as no Default or Event of Default is then outstanding, the cancellation of Debts or claims in connection with the resolution of good faith disputes relating thereto in accordance with the Ordinary Course of Business and consistent with the past business practices of such Loan Party in an amount not to exceed $500,000 in any Fiscal Year.

10.2.14.                 Creation of Subsidiaries and Joint Ventures. (a) Enter into any joint venture, except as permitted pursuant to Section 10.2.10 (Investments) or (b) create any Subsidiary, except that any Loan Party (other than Parent) may create a Domestic Wholly- Owned Subsidiary so long as (x) no Default or Event of Default exists or would result therefrom and (y) the provisions of Section 10.1.9 have been satisfied with respect to such Subsidiary.

10.2.15.                 Holding Company; Inactive Subsidiaries. (a) Parent is and shall remain a holding company and shall not engage in any business, other than the direct ownership of TCA and SoCal and the indirect ownership of the other Subsidiaries and other administrative activities reasonably related thereto, and does not have any Debt (other than the Obligations hereunder and under the other Loan Documents).

(b)           Permit any Inactive Subsidiary to own any properties or assets in excess of $10,000, in each case, Incur any Debt or other material liabilities (other than immaterial contingent obligations not to exceed $10,000 with respect to each such Inactive Subsidiary), have any Investments or conduct any operations or business.

10.2.16.                 Accounting Policies. Without the consent of Agent, unless otherwise required by law (in which case, Loan Parties shall continue to be required to comply with the covenants hereunder based on the accounting principles and policies in effect at Closing unless and until Agent and the Companies agree to alternative covenants taking account of such changes), make any changes to its accounting principles, policies or methods which, in any event, would have the effect of modifying the current procedures and practices for valuing and/or depreciating the Rolling Stock or which otherwise would or could reasonably be expected to adversely affect Lenders.

10.2.17.                 Plans. Become party to any Multiemployer Plan or Foreign Plan.

10.2.18.                 Use of Proceeds. Use the proceeds of the Loans, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of “purchasing or carrying” any Margin Stock.

10 .2.19.                Designation as Senior Debt. Designate any Debt (other than the Debt under the Loan Documents) of Borrowers or any other Loan Party as “Senior Debt” (or any similar term meaning such debt is on parity with the Debt under the Loan Agreements) under or for purposes of any Subordinated Debt.

10.3.       Financial Covenants. Upon the occurrence of a Trigger Condition, Loan Parties shall, with respect to each Fiscal Quarter ending during the Trigger Period:

10.3.1.    Leverage Ratio. Maintain a Leverage Ratio not greater than 4.0:1.0 as of the end of each such Fiscal Quarter ending during the Trigger Period.

10.3.2.    Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio of at least 1.05 to 1.0 for each Computation Period ending during the Trigger Period.

Notwithstanding that compliance with the Leverage Ratio and Fixed Charge Coverage Ratio shall only be required during the Trigger Period, Loan Party Agent shall be required to deliver a Compliance Certificate pursuant to Section 10.1.2(c) (Financial and Other Information) in respect of each Fiscal Quarter or Fiscal Year, as applicable, setting forth the calculation of, and evidencing compliance or non-compliance with the Leverage Ratio and Fixed Charge Coverage Ratio for such Period.

SECTION 11.                      EVENTS OF DEFAULT; REMEDIES ON DEFAULT

11.1.       Events of Default. Each of the following shall be an “Event of Default” hereunder, if the same shall occur for any reason whatsoever, whether voluntary or involuntary, by operation of law or otherwise:

(a)           Borrowers or any other Loan Party fails to (i) pay when and as required to be paid herein (whether at stated maturity, upon acceleration, on demand or otherwise), any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, (ii) pay within three days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder (unless, in each case, due and payable on the Commitment Termination Date, in which case, such Borrower or other Loan Party fails to pay such amounts when due on the Commitment Termination Date), or (iii) pay within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document (unless due and payable on the Commitment Termination Date, in which case, such Borrower or other Loan Party fails to pay such amounts when due on the Commitment Termination Date);

(b)           Any representation, warranty or other written statement of a Loan Party made in connection with any Loan Documents or transactions contemplated thereby is incorrect or misleading in any material respect when given;

(c)           A Borrower breaches or fail to perform any covenant contained in Section 7.2 (Lien on Deposit Accounts; Cash Collateral), 7.3 (Real Property Collateral), 7.6 (Further Assurances), 8.1 (Borrowing Base Certificates), 8.2.5 (Modification of Accounts), 8.5 (Administration of Deposit Accounts), 8.6.2 (Insurance of Collateral; Insurance Proceeds), 10.1.1 (Inspections; Appraisals), 10.1.2 (Financial and Other Information), 10.1.13 (Post-Closing Requirements), 10.2 (Negative Covenants) or 10.3 (Financial Covenants);

(d)           A Loan Party breaches or fails to perform any other covenant contained in any Loan Documents (and such breach does not constitute an Event of Default under any other provision of this Section 11), and such breach or failure is not cured within 20 days after a Senior Officer of such Loan Party has knowledge thereof or receives notice thereof from Agent, whichever is sooner; provided, however, that such notice and opportunity to cure shall not apply if the breach or failure to perform is not capable of being cured within such period or is a willful breach by a Loan Party;

(e)           A Guarantor repudiates, revokes or attempts to revoke its Guaranty; a Loan Party or third party denies or contests the validity or enforceability of any Loan Documents or Obligations, or the perfection or priority of any Lien granted to Agent; or any Loan Document ceases to be, or is held (by a court of competent jurisdiction) not to be, in full force or effect for any reason (other than a waiver or release by Agent and Lenders);

(f)            Any default shall occur under the terms applicable to any Debt of any Loan Party in an aggregate amount (for all such Debt so affected and including undrawn committed or available amounts and amounts owing to all creditors under any combined or syndicated credit arrangement) exceeding $1,000,000 and such default shall (a) consist of the failure to pay such Debt when due, whether by acceleration or otherwise, or (b) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable (or require any Loan Party to purchase or redeem such Debt or post cash collateral in respect thereof) prior to its expressed maturity; provided that the absolute and complete waiver or cure of any such default (and all corresponding remedies relating thereto, including any acceleration or right to accelerate) under such other agreements shall constitute a waiver or cure of the related Event of Default arising under this Section 11.1(f); it being acknowledged and agreed that a mere forbearance from enforcement of remedies (or similar agreement or arrangement) shall not be deemed a waiver or cure of such a default for purposes of this Agreement;

(g)           Final judgments which (i) in the case of monetary judgments, exceed $250,000 or more for any single judgment or $500,000 or more for all such judgments, in excess of applicable insurance therefor (and such deductibles and self-insurance retentions relating thereto as shall have been approved by Agent), including as a result of the insurance carrier therefor denying coverage or asserting a denial of coverage therefor and (ii) in the case of non- monetary judgments, would have or could reasonably be expected to have a Material Adverse Effect, shall be rendered against any Loan Party and, in each case, shall not have been paid, discharged or vacated or had execution thereof stayed pending appeal within 30 days after entry or filing of such judgments.

(h)           Any loss, theft, damage or destruction of any portion of the Collateral having a fair market value of $250,000 for any single such event, or $500,000 in the aggregate for all such events, in any case, if not fully covered (subject to such deductibles and self- insurance retentions as Agent shall have permitted) by insurance or to the extent the insurance company has denied or asserted a denial of coverage therefor or the making by any Person of a levy, seizure or attachment upon any of the Collateral having an aggregate fair market value of $250,000 or more.

(i)            A Loan Party is enjoined, restrained or in any way prevented by any Governmental Authority from conducting any material part of its business; a Loan Party suffers the loss, revocation or termination of any material license, permit, lease or agreement necessary to its business; there is a cessation of any material part of a Loan Party’s business for a material period of time; any material Collateral or Property of a Loan Party is taken or impaired through condemnation; a Loan Party agrees to or commences any liquidation, dissolution or winding up of its affairs;

(j)            Any Loan Party becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or any Loan Party applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for such Loan Party or any Property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for any Loan Party or for a substantial part of the property of any thereof and is not discharged within 30 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of any Loan Party, and if such case or proceeding is not commenced by such Loan Party, it is consented to or acquiesced in by such Loan Party, or remains for 30 days undismissed; or any Loan Party takes any action to authorize, or in furtherance of, any of the foregoing;

(k)           (a) An ERISA Event occurs which has or could reasonably be expected to result in liability to any Loan Party or any ERISA Affiliate in excess of $250,000; (b) a contribution failure occurs with respect to any Plan sufficient to give rise to a Lien under Section 302(f) of ERISA; (c) the Unfunded Pension Liability exceeds twenty percent of the present value of all vested and unvested accrued benefits under all Plans, determined as of the then most recent valuation date for each Plan, using PBGC actuarial assumptions for single employer plan terminations, or (d) there shall occur any withdrawal or partial withdrawal from a Multiemployer Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Plans as a result of such withdrawal (including any outstanding withdrawal liability that any Loan Party or any ERISA Affiliate have incurred on the date of such withdrawal) exceeds $250,000;

(l)            A Loan Party or any of its Senior Officers is convicted for (i) a felony committed in the conduct of such Loan Party’s business, or (ii) violating any state or federal law (including the Controlled Substances Act, Money Laundering Control Act of 1986 and Illegal Exportation of War Materials Act) that could lead to forfeiture of any material Property or any Collateral;

(m)          A Change of Control occurs;

(n)           Any subordination provision in the Subordination Agreement or any document or instrument governing Subordinated Debt, or any subordination provision in any guaranty by any Loan Party of any Subordinated Debt, shall cease to be in full force and effect, or any Loan Party or any other Person (including the holder of any applicable Subordinated Debt) shall contest in any manner the validity, binding nature or enforceability of any such provision or a proceeding shall be commenced by any subordinating party or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof; or

(o)           Any of the Related Agreements shall for any reason fail to constitute the valid and binding agreement of any party thereto, or any such party shall so assert in writing, or refuse or fail to perform in any material respect its obligations thereunder (and such failure shall not have been cured within any applicable grace period).

11.2.       Remedies upon Default. If an Event of Default described in Section 11.1(j) occurs with respect to any Borrower, then to the extent permitted by Applicable Law, all Obligations shall become automatically due and payable and all Commitments shall terminate, without any action by Agent or notice of any kind. In addition, or if any other Event of Default exists, Agent may in its discretion (and shall upon written direction of Required Lenders) do any one or more of the following from time to time:

(a)           declare any Obligations immediately due and payable, whereupon they shall be due and payable without diligence, presentment, demand, protest or notice of any kind, all of which are hereby waived by Borrowers to the fullest extent permitted by law;

(b)           terminate, reduce or condition any Commitment, or make any adjustment to the Borrowing Base;

(c)           require Loan Parties to Cash Collateralize LC Obligations, Bank Product Debt and other Obligations that are contingent or not yet due and payable, and, if Loan Parties fail promptly to deposit such Cash Collateral, Agent may (and shall upon the direction of Required Lenders) advance the required Cash Collateral as Revolver Loans (whether or not an Overadvance exists or is created thereby, or the conditions in Section 6 are satisfied); and

(d)           exercise any other rights or remedies afforded under any agreement, by law, at equity or otherwise, including the rights and remedies of a secured party under the UCC. Such rights and remedies include the rights to (i) take possession of any Collateral; (ii) require Borrowers to assemble Collateral, at Borrowers’ expense, and make it available to Agent at a place designated by Agent; (iii) enter any premises where Collateral is located and store Collateral on such premises until sold (and if the premises are owned or leased by a Borrower, Borrowers agree not to charge for such storage); and (iv) sell or otherwise dispose of any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale, with such notice as may be required by Applicable Law, in lots or in bulk, at such locations, all as Agent, in its discretion, deems advisable. Each Borrower agrees that 10 days notice of any proposed sale or other disposition of Collateral by Agent shall be reasonable. Agent shall have the right to conduct such sales on any Loan Party’s premises, without charge, and such sales may be adjourned from time to time in accordance with Applicable Law. Agent shall have the right to sell, lease or otherwise dispose of any Collateral for cash, credit or any combination thereof, and Agent may purchase any Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of the purchase price, may set off the amount of such price against the Obligations.

11.3.       License. Agent is hereby granted an irrevocable, non-exclusive license or other right to use, license or sub-license (without payment of royalty or other compensation to any Person) any or all Intellectual Property of Borrowers, computer hardware and software, trade secrets, brochures, customer lists, promotional and advertising materials, labels, packaging materials and other Property, in advertising for sale, marketing, selling, collecting, completing manufacture of, or otherwise exercising any rights or remedies with respect to, any Collateral. Each Borrower’s rights and interests under Intellectual Property shall inure to Agent’s benefit.

11.4.       Setoff.    At any time during an Event of Default, Agent, Issuing Bank, Lenders, and any of their Affiliates are authorized, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by Agent, Issuing Bank, such Lender or such Affiliate to or for the credit or the account of a Loan Party against any Obligations, irrespective of whether or not Agent, Issuing Bank, such Lender or such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or are owed to a branch or office of Agent, Issuing Bank, such Lender or such Affiliate different from the branch or office holding such deposit or obligated on such indebtedness. The rights of Agent, Issuing Bank, each Lender and each such Affiliate under this Section are in addition to other rights and remedies (including other rights of setoff) that such Person may have.

11.5.       Remedies Cumulative; No Waiver.

11.5.1.    Cumulative Rights. All agreements, warranties, guaranties, indemnities and other undertakings of Borrowers under the Loan Documents are cumulative and not in derogation of each other. The rights and remedies of Agent and Lenders are cumulative, may be exercised at any time and from time to time, concurrently or in any order, and are not exclusive of any other rights or remedies available by agreement, by law, at equity or otherwise. All such rights and remedies shall continue in full force and effect until Full Payment of all Obligations.

11.5.2.    Waivers. No waiver or course of dealing shall be established by (a) the failure or delay of Agent or any Lender to require strict performance by Borrowers with any terms of the Loan Documents, or to exercise any rights or remedies with respect to Collateral or otherwise; (b) the making of any Loan or issuance of any Letter of Credit during a Default, Event of Default or other failure to satisfy any conditions precedent; or (c) acceptance by Agent or any Lender of any payment or performance by a Loan Party under any Loan Documents in a manner other than that specified therein. It is expressly acknowledged by Borrowers that any failure to satisfy a financial covenant on a measurement date shall not be cured or remedied by satisfaction of such covenant on a subsequent date.

SECTION 12.                      AGENT

12.1.       Appointment, Authority and Duties of Agent.

12.1.1.    Appointment and Authority. Each Lender appoints and designates Bank of America as Agent hereunder. Agent may, and each Lender authorizes Agent to, enter into all Loan Documents to which Agent is intended to be a party and accept all Security Documents, for Agent’s benefit and the Pro Rata benefit of Lenders. Each Lender agrees that any action taken by Agent or Required Lenders in accordance with the provisions of the Loan Documents, and the exercise by Agent or Required Lenders of any rights or remedies set forth therein, together with all other powers reasonably incidental thereto, shall be authorized by and binding upon all Lenders. Without limiting the generality of the foregoing, Agent shall have the sole and exclusive authority to (a) act as the disbursing and collecting agent for Lenders with respect to all payments and collections arising in connection with the Loan Documents; (b) execute and deliver as Agent each Loan Document, including any intercreditor or subordination agreement, and accept delivery of each Loan Document from any Loan Party or other Person; (c) act as collateral agent for Secured Parties for purposes of perfecting and administering Liens under the Loan Documents, and for all other purposes stated therein; (d) manage, supervise or otherwise deal with Collateral; and (e) take any Enforcement Action or otherwise exercise any rights or remedies with respect to any Collateral under the Loan Documents, Applicable Law or otherwise. The duties of Agent shall be ministerial and administrative in nature, and Agent shall not have a fiduciary relationship with any Lender, Secured Party, Participant or other Person, by reason of any Loan Document or any transaction relating thereto. Agent alone shall be authorized to determine whether any Accounts or Rolling Stock constitute Eligible Accounts or Eligible Included Rolling Stock, or whether to impose or release any reserve, which determinations and judgments, if exercised in good faith, shall exonerate Agent from liability to any Lender or other Person for any error in judgment.

12.1.2.    Duties. Agent shall not have any duties except those expressly set forth in the Loan Documents. The conferral upon Agent of any right shall not imply a duty on Agent’s part to exercise such right, unless instructed to do so by Required Lenders in accordance with this Agreement.

12.1.3.    Agent Professionals. Agent may perform its duties through agents and employees. Agent may consult with and employ Agent Professionals, and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by an Agent Professional. Agent shall not be responsible for the negligence or misconduct of any agents, employees or Agent Professionals selected by it with reasonable care.

12.1.4.    Instructions of Required Lenders. The rights and remedies conferred upon Agent under the Loan Documents may be exercised without the necessity of joinder of any other party, unless required by Applicable Law. Agent may request instructions from Required Lenders with respect to any act (including the failure to act) in connection with any Loan Documents, and may seek assurances to its satisfaction from Lenders of their indemnification obligations under Section 12.6 (Indemnification of Agent Indemnitees) against all Claims that could be incurred by Agent in connection with any act. Agent shall be entitled to refrain from any act until it has received such instructions or assurances, and Agent shall not incur liability to any Person by reason of so refraining. Instructions of Required Lenders shall be binding upon all Lenders, and no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting in accordance with the instructions of Required Lenders. Notwithstanding the foregoing, instructions by and consent of all Lenders shall be required in the circumstances described in Section 14.1.1 (Amendment), and in no event shall Required Lenders, without the prior written consent of each Lender, direct Agent to accelerate and demand payment of Loans held by one Lender without accelerating and demanding payment of all other Loans, nor to terminate the Commitments of one Lender without terminating the Commitments of all Lenders. In no event shall Agent be required to take any action that, in its opinion, is contrary to Applicable Law or any Loan Documents or could subject any Agent Indemnitee to personal liability.

12.2.       Agreements Regarding Collateral and Field Examination Reports.

12.2.1.    Lien Releases; Care of Collateral. Lenders authorize Agent to release any Lien with respect to any Collateral (a) upon Full Payment of the Obligations; (b) that is the subject of an Asset Disposition which Borrowers certify in writing to Agent is a Permitted Asset Disposition or a Lien which Borrowers certify is a Permitted Lien entitled to priority over Agent’s Liens (and Agent may rely conclusively on any such certificate without further inquiry); (c) that does not constitute a material part of the Collateral; or (d) with the written consent of all Lenders. Lenders authorize Agent to subordinate its Liens to any Purchase Money Lien permitted hereunder. Agent shall have no obligation to assure that any Collateral exists or is owned by a Borrower, or is cared for, protected or insured, nor to assure that Agent’s Liens have been properly created, perfected or enforced, or are entitled to any particular priority, nor to exercise any duty of care with respect to any Collateral.

12.2.2.    Possession of Collateral. Agent and Lenders appoint each Lender as agent (for the benefit of Secured Parties) for the purpose of perfecting Liens in any Collateral held or controlled by such Lender, to the extent such Liens are perfected by possession or control. If any Lender obtains possession or control of any Collateral, it shall notify Agent thereof and, promptly upon Agent’s request, deliver such Collateral to Agent or otherwise deal with it in accordance with Agent’s instructions.

12.2.3.    Reports. Agent shall promptly forward to each Lender, when complete, copies of any field audit, examination or appraisal report prepared by or for Agent with respect to any Loan Party or Collateral (“Report”). Each Lender agrees (a) that neither Bank of America nor Agent makes any representation or warranty as to the accuracy or completeness of any Report, and shall not be liable for any information contained in or omitted from any Report; (b) that the Reports are not intended to be comprehensive audits or examinations, and that Agent or any other Person performing any audit or examination will inspect only specific information regarding Obligations or the Collateral and will rely significantly upon Borrowers’ books and records as well as upon representations of Borrowers’ officers and employees; and (c) to keep all Reports confidential and strictly for such Lender’s internal use, and not to distribute any Report (or the contents thereof) to any Person (except to such Lender’s Participants, attorneys and accountants) or use any Report in any manner other than administration of the Loans and other Obligations. Each Lender agrees to indemnify and hold harmless Agent and any other Person preparing a Report from any action such Lender may take as a result of or any conclusion it may draw from any Report, as well as from any Claims arising as a direct or indirect result of Agent furnishing a Report to such Lender.

12.3.       Reliance By Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any certification, notice or other communication (including those by telephone, telex, telegram, telecopy or e-mail) believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and upon the advice and statements of Agent Professionals.

12.4.       Action Upon Default. Agent shall not be deemed to have knowledge of any Default or Event of Default unless it has received written notice from a Lender or Borrower specifying the occurrence and nature thereof. If any Lender acquires knowledge of a Default or

Event of Default, it shall promptly notify Agent and the other Lenders thereof in writing. Each Lender agrees that, except as otherwise provided in any Loan Documents or with the written consent of Agent and Required Lenders, it will not take any Enforcement Action, accelerate Obligations under any Loan Documents, or exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral. Notwithstanding the foregoing, however, a Lender may take action to preserve or enforce its rights against a Loan Party where a deadline or limitation period is applicable that would, absent such action, bar enforcement of Obligations held by such Lender, including the filing of proofs of claim in an Insolvency Proceeding.

12.5.       Ratable Sharing. If any Lender shall obtain any payment or reduction of any Obligation, whether through set-off or otherwise, in excess of its share of such Obligation, determined on a Pro Rata basis or in accordance with Section 5.5.1 (Allocation), as applicable, such Lender shall forthwith purchase from Agent, Issuing Bank and the other Lenders such participations in the affected Obligation as are necessary to cause the purchasing Lender to share the excess payment or reduction on a Pro Rata basis or in accordance with Section 5.5.1 (Allocation), as applicable. If any of such payment or reduction is thereafter recovered from the purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. No Lender shall set off against any Dominion Account without the prior consent of Agent.

12.6.       Indemnification of Agent Indemnitees. EACH LENDER SHALL INDEMNIFY AND HOLD HARMLESS AGENT INDEMNITEES, TO THE EXTENT NOT REIMBURSED BY LOAN PARTIES (BUT WITHOUT LIMITING THE INDEMNIFICATION OBLIGATIONS OF LOAN PARTIES UNDER ANY LOAN DOCUMENTS), ON A PRO RATA BASIS, AGAINST ALL CLAIMS THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY AGENT INDEMNITEE, PROVIDED THE CLAIM RELATES TO OR ARISES FROM AN AGENT INDEMNITEE ACTING AS OR FOR AGENT (IN ITS CAPACITY AS AGENT). In Agent’s discretion, it may reserve for any such Claims made against an Agent Indemnitee, and may satisfy any judgment, order or settlement relating thereto, from proceeds of Collateral prior to making any distribution of Collateral proceeds to Lenders. If Agent is sued by any receiver, bankruptcy trustee, debtor-in-possession or other Person for any alleged preference or fraudulent transfer, then any monies paid by Agent in settlement or satisfaction of such proceeding, together with all interest, costs and expenses (including attorneys’ fees) incurred in the defense of same, shall be promptly reimbursed to Agent by each Lender to the extent of its Pro Rata share.

12.7.       Limitation on Responsibilities of Agent. Agent shall not be liable to Lenders for any action taken or omitted to be taken under the Loan Documents, except for losses directly and solely caused by Agent’s gross negligence or willful misconduct. Agent does not assume any responsibility for any failure or delay in performance or any breach by any Loan Party or Lender of any obligations under the Loan Documents. Agent does not make to Lenders any express or implied warranty, representation or guarantee with respect to any Obligations, Collateral, Loan Documents or Loan Party. No Agent Indemnitee shall be responsible to Lenders for any recitals, statements, information, representations or warranties contained in any Loan Documents; the execution, validity, genuineness, effectiveness or enforceability of any Loan Documents; the genuineness, enforceability, collectibility, value, sufficiency, location or existence of any Collateral, or the validity, extent, perfection or priority of any Lien therein; the validity, enforceability or collectibility of any Obligations; or the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Loan Party or Account Debtor. No Agent Indemnitee shall have any obligation to any Lender to ascertain or inquire into the existence of any Default or Event of Default, the observance or performance by any Loan Party of any terms of the Loan Documents, or the satisfaction of any conditions precedent contained in any Loan Documents.

12.8.       Successor Agent and Co-Agents.

12.8.1.    Resignation; Successor Agent. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving at least 30 days written notice thereof to Lenders and Borrowers. Upon receipt of such notice, Required Lenders shall have the right to appoint a successor Agent which shall be (a) a Lender or an Affiliate of a Lender; or (b) a commercial bank that is organized under the laws of the United States or any state or district thereof, has a combined capital surplus of at least $200,000,000 and (provided no Default or Event of Default exists) is consented to in writing by Loan Party Agent, which consent shall not be unreasonably withheld or delayed. If no successor agent is appointed prior to the effective date of the resignation of Agent, then Agent may appoint a successor agent from among Lenders. Upon acceptance by a successor Agent of an appointment to serve as Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the powers and duties of the retiring Agent without further act, and the retiring Agent shall be discharged from its duties and obligations hereunder but shall continue to have the benefits of the indemnification set forth in Sections 12.6 and 14.2. Notwithstanding any Agent’s resignation, the provisions of this Section 12 shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while Agent. Any successor to Bank of America by merger or acquisition of stock or this loan shall continue to be Agent hereunder without further act on the part of the parties hereto, unless such successor resigns as provided above.

12.8.2.    Separate Collateral Agent. It is the intent of the parties that there shall be no violation of any Applicable Law denying or restricting the right of financial institutions to transact business in any jurisdiction. If Agent believes that it may be limited in the exercise of any rights or remedies under the Loan Documents due to any Applicable Law, Agent may appoint an additional Person who is not so limited, as a separate collateral agent or co-collateral agent. If Agent so appoints a collateral agent or co-collateral agent, each right and remedy intended to be available to Agent under the Loan Documents shall also be vested in such separate agent. Every covenant and obligation necessary to the exercise thereof by such agent shall run to and be enforceable by it as well as Agent. Lenders shall execute and deliver such documents as Agent deems appropriate to vest any rights or remedies in such agent. If any collateral agent or co-collateral agent shall die or dissolve, become incapable of acting, resign or be removed, then all the rights and remedies of such agent, to the extent permitted by Applicable Law, shall vest in and be exercised by Agent until appointment of a new agent.

12.9.       Due Diligence and Non-Reliance. Each Lender acknowledges and agrees that it has, independently and without reliance upon Agent or any other Lenders, and based upon such documents, information and analyses as it has deemed appropriate, made its own credit analysis of each Loan Party and its own decision to enter into this Agreement and to fund Loans and participate in LC Obligations hereunder. Each Lender has made such inquiries concerning the Loan Documents, the Collateral and each Loan Party as such Lender feels necessary. Each Lender further acknowledges and agrees that the other Lenders and Agent have made no representations or warranties concerning any Loan Party, any Collateral or the legality, validity, sufficiency or enforceability of any Loan Documents or Obligations. Each Lender will, independently and without reliance upon the other Lenders or Agent, and based upon such financial statements, documents and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in making Loans and participating in LC Obligations, and in taking or refraining from any action under any Loan Documents. Except for notices, reports and other information expressly requested by a Lender, Agent shall have no duty or responsibility to provide any Lender with any notices, reports or certificates furnished to Agent by any Loan Party or any credit or other information concerning the affairs, financial condition, business or Properties of any Loan Party (or any of its Affiliates) which may come into possession of Agent or any of Agent’s Affiliates.

12.10.     Replacement of Certain Lenders. If a Lender (a) is a Defaulting Lender, or (b) fails to give its consent to any amendment, waiver or action for which consent of all Lenders was required and Required Lenders consented, then, in addition to any other rights and remedies that any Person may have, Agent may, by notice to such Lender within 120 days after such event, require such Lender to assign all of its rights and obligations under the Loan Documents to Eligible Assignee(s) specified by Agent, pursuant to appropriate Assignment and Acceptance(s) and within 20 days after Agent’s notice. Agent is irrevocably appointed as attorney-in-fact to execute any such Assignment and Acceptance if such Lender fails to execute same. Such Lender shall be entitled to receive, in cash, concurrently with such assignment, all amounts owed to it under the Loan Documents, including all principal, interest and fees through the date of assignment (but excluding any prepayment charge).

12.11.     Remittance of Payments and Collections.

12.11.1.                 Remittances Generally. All payments by any Lender to Agent shall be made by the time and on the day set forth in this Agreement, in immediately available funds. If no time for payment is specified or if payment is due on demand by Agent and request for payment is made by Agent by 11:00 a.m. on a Business Day, payment shall be made by Lender not later than 2:00 p.m. on such day, and if request is made after 11:00 a.m., then payment shall be made by 11:00 a.m. on the next Business Day. Payment by Agent to any Lender shall be made by wire transfer, in the type of funds received by Agent. Any such payment shall be subject to Agent’s right of offset for any amounts due from such Lender under the Loan Documents.

12.11.2.                 Failure to Pay. If any Lender fails to pay any amount when due by it to Agent pursuant to the terms hereof, such amount shall bear interest from the due date until paid at the rate determined by Agent as customary in the banking industry for interbank compensation. In no event shall Borrowers be entitled to receive credit for any interest paid by a Lender to Agent, nor shall any Defaulting Lender be entitled to interest on any amounts held by Agent pursuant to Section 4.2.

12.11.3.                 Recovery of Payments. If Agent pays any amount to a Lender in the expectation that a related payment will be received by Agent from a Loan Party and such related payment is not received, then Agent may recover such amount from each Lender that received it. If Agent determines at any time that an amount received under any Loan Document must be returned to a Loan Party or paid to any other Person pursuant to Applicable Law or otherwise, then, notwithstanding any other term of any Loan Document, Agent shall not be required to distribute such amount to any Lender. If any amounts received and applied by Agent to any Obligations are later required to be returned by Agent pursuant to Applicable Law, each Lender shall pay to Agent, on demand, such Lender’s Pro Rata share of the amounts required to be returned.

12.12.     Agent in its Individual Capacity. As a Lender, Bank of America shall have the same rights and remedies under the other Loan Documents as any other Lender, and the terms “Lenders,” “Required Lenders” or any similar term shall include Bank of America in its capacity as a Lender. Each of Bank of America and its Affiliates may accept deposits from, maintain deposits or credit balances for, invest in, lend money to, provide Bank Products to, act as trustee under indentures of, serve as financial or other advisor to, and generally engage in any kind of business with, Loan Parties and their Affiliates, as if Bank of America were any other bank, without any duty to account therefor (including any fees or other consideration received in connection therewith) to the other Lenders. In their individual capacity, Bank of America and its Affiliates may receive information regarding Loan Parties, their Affiliates and their Account Debtors (including information subject to confidentiality obligations), and each Lender agrees that Bank of America and its Affiliates shall be under no obligation to provide such information to Lenders, if acquired in such individual capacity and not as Agent hereunder.

12.13.     Agent Titles. Each Lender, other than Bank of America, that is designated (on the cover page of this Agreement or otherwise) by Bank of America as an “Agent” or “Arranger” of any type shall not have any right, power, responsibility or duty under any Loan Documents other than those applicable to all Lenders, and shall in no event be deemed to have any fiduciary relationship with any other Lender.

12.14.     No Third Party Beneficiaries. This Section 12 is an agreement solely among Lenders and Agent, and shall survive Full Payment of the Obligations. This Section 12 does not confer any rights or benefits upon Borrowers or any other Person. As between Borrowers and Agent, any action that Agent may take under any Loan Documents or with respect to any Obligations shall be conclusively presumed to have been authorized and directed by Lenders.

SECTION 13.                      BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS

13.1.       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrowers, Agent, Lenders, and their respective successors and assigns, except that (a) no Borrower shall have the right to assign its rights or delegate its obligations under any Loan Documents; and (b) any assignment by a Lender must be made in compliance with Section 13.3. Agent may treat the Person which made any Loan as the owner thereof for all purposes until such Person makes an assignment in accordance with Section 13.3. Any authorization or consent of a Lender shall be conclusive and binding on any subsequent transferee or assignee of such Lender.

13.2.       Participations.

13.2.1.    Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with Applicable Law, at any time sell to a financial institution (“Participant”) a participating interest in the rights and obligations of such Lender under any Loan Documents. Despite any sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for performance of such obligations, such Lender shall remain the holder of its Loans and Commitments for all purposes, all amounts payable by Borrowers shall be determined as if such Lender had not sold such participating interests, and Borrowers and Agent shall continue to deal solely and directly with such Lender in connection with the Loan Documents. Each Lender shall be solely responsible for notifying its Participants of any matters under the Loan Documents, and Agent and the other Lenders shall not have any obligation or liability to any such Participant. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.9 (Taxes) unless Borrowers agree otherwise in writing.

13.2.2.    Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, waiver or other modification of any Loan Documents other than that which forgives principal, interest or fees, reduces the stated interest rate or fees payable with respect to any Loan or Commitment in which such Participant has an interest, postpones the Commitment Termination Date or any date fixed for any regularly scheduled payment of principal, interest or fees on such Loan or Commitment, or releases any Borrower, Guarantor or substantial portion of the Collateral.

13.2.3.    Benefit of Set-Off. Borrowers agree that each Participant shall have a right of set-off in respect of its participating interest to the same extent as if such interest were owing directly to a Lender, and each Lender shall also retain the right of set-off with respect to any participating interests sold by it. By exercising any right of set-off, a Participant agrees to share with Lenders all amounts received through its set-off, in accordance with Section 12.5 as if such Participant were a Lender.

13.3.       Assignments.

13.3.1.    Permitted Assignments. A Lender may assign to an Eligible Assignee any of its rights and obligations under the Loan Documents, as long as (a) each assignment is of a constant, and not a varying, percentage of the transferor Lender’s rights and obligations under the Loan Documents and, in the case of a partial assignment, is in a minimum principal amount of $5,000,000 (unless otherwise agreed by Agent in its discretion) and integral multiples of $1,000,000 in excess of that amount; (b) except in the case of an assignment in whole of a Lender’s rights and obligations, the aggregate amount of the Commitments retained by the transferor Lender is at least $5,000,000 (unless otherwise agreed by Agent in its discretion); and (c) the parties to each such assignment shall execute and deliver to Agent, for its acceptance and recording, an Assignment and Acceptance. Nothing herein shall limit the right of a Lender to pledge or assign any rights under the Loan Documents to (i) any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors and any Operating Circular issued by such Federal Reserve Bank, or (ii) counterparties to swap agreements relating to any Loans; provided, however, that any payment by Borrowers to the assigning Lender in respect of any Obligations assigned as described in this sentence shall satisfy Borrowers’ obligations hereunder to the extent of such payment, and no such assignment shall release the assigning Lender from its obligations hereunder.

13.3.2.    Effect; Effective Date. Upon delivery to Agent of an assignment notice in the form of Exhibit D and a processing fee of $3,500 (unless otherwise agreed by Agent in its discretion), the assignment shall become effective as specified in the notice, if it complies with this Section 13.3. From such effective date, the Eligible Assignee shall for all purposes be a Lender under the Loan Documents, and shall have all rights and obligations of a Lender thereunder. Upon consummation of an assignment, the transferor Lender, Agent and Borrowers shall make appropriate arrangements for issuance of replacement and/or new Notes, as applicable. The transferee Lender shall comply with Section 5.10 and deliver, upon request, an administrative questionnaire satisfactory to Agent.

SECTION 14.      MISCELLANEOUS

14.1.       Consents, Amendments and Waivers.

14.1.1.    Amendment. No modification of any Loan Document, including any extension or amendment of a Loan Document or any waiver of a Default or Event of Default, shall be effective without the prior written agreement of Agent (with the consent of Required Lenders) and each Loan Party party to such Loan Document; provided, however, that

(a)           without the prior written consent of Agent, no modification shall be effective with respect to any provision in a Loan Document that relates to any rights, duties or discretion of Agent;

(b)           without the prior written consent of Issuing Bank, no modification shall be effective with respect to any LC Obligations or Section 2.3 (Letter of Credit Facility; Issuances of Letters of Credit);

(c)           without the prior written consent of each affected Lender, no modification shall be effective that would (i) increase the Commitment of such Lender; or (ii) reduce the amount of, or waive or delay payment of, any principal, interest or fees payable to such Lender; and

(d)           without the prior written consent of all Lenders (except a Defaulting Lender as provided in Section 4.2), no modification shall be effective that would (i) extend the Revolver Termination Date; (ii) alter Section 5.5 (Post-Default Allocation of Payments), 7.1 (except to add Collateral) or 14.1.1; (iii) amend the definition of Borrowing Base (or any defined term used in such definition), Pro Rata or Required Lenders; (iv) increase any advance rate or increase total Commitments; (v) release all or substantially all of the Collateral; or (vi) release any Loan Party from liability for any Obligations, if such Loan Party is Solvent at the time of the release.

14.1.2.    Limitations. The agreement of Borrowers shall not be necessary to the effectiveness of any modification of a Loan Document that deals solely with the rights and duties of Lenders, Agent and/or Issuing Bank as among themselves. Only the consent of the parties to the Fee Letter or any agreement relating to a Bank Product shall be required for any modification of such agreement, and any non-Lender that is party to a Bank Product agreement shall have no right to participate in any manner in modification of any other Loan Document. Any waiver or consent granted by Agent or Lenders hereunder shall be effective only if in writing and only for the matter specified.

14.1.3.    Payment for Consents. No Borrower will, directly or indirectly, pay any remuneration or other thing of value, whether by way of additional interest, fee or otherwise, to any Lender (in its capacity as a Lender hereunder) as consideration for agreement by such Lender with any modification of any Loan Documents, unless such remuneration or value is concurrently paid, on the same terms, on a Pro Rata basis to all Lenders providing their consent.

14.2.       Indemnity. EACH BORROWER SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEES AGAINST ANY CLAIMS THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE, INCLUDING CLAIMS ARISING FROM THE NEGLIGENCE OF AN INDEMNITEE. In no event shall any party to a Loan Document have any obligation thereunder to indemnify or hold harmless an Indemnitee with respect to a Claim that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the bad faith, gross negligence or willful misconduct of such Indemnitee.

14.3.       Notices and Communications.

14.3.1.    Notice Address. Subject to Section 4.1.4 (Notices), all notices and other communications by or to a party hereto shall be in writing and shall be given to any Borrower, at Loan Party Agent’s address shown on the signature pages hereof, and to any other Person at its address shown on the signature pages hereof (or, in the case of a Person who becomes a Lender after the Closing Date, at the address shown on its Assignment and Acceptance), or at such other address as a party may hereafter specify by notice in accordance with this Section 14.3. Each such notice or other communication shall be effective only (a) if given by facsimile transmission, when transmitted to the applicable facsimile number, if confirmation of receipt is received; (b) if given by mail, three Business Days after deposit in the U.S. mail, with first-class postage prepaid, addressed to the applicable address; or (c) if given by personal delivery, when duly delivered to the notice address with receipt acknowledged. Notwithstanding the foregoing, no notice to Agent pursuant to Section 2.1.4 (Voluntary Reduction or Termination of Revolver Commitments), 2.3 (Letter of Credit Facility; Issuances of Letters of Credit), 3.1.2 (Application of LIBOR to Outstanding Loans), 4.1.1 (Notice of Borrowing) or 5.2.4 (Voluntary Prepayment of Term Loans) shall be effective until actually received by the individual to whose attention at Agent such notice is required to be sent. Any written notice or other communication that is not sent in conformity with the foregoing provisions shall nevertheless be effective on the date actually received by the noticed party. Any notice received by Loan Party Agent shall be deemed received by all Borrowers.

14.3.2.    Electronic Communications; Voice Mail. Electronic mail and Internet websites may be used only for routine communications, such as financial statements, Borrowing Base Certificates and other information required by Section 10.1.2 (Financial and Other Information), administrative matters, distribution of Loan Documents for execution, and matters permitted under Section 4.1.4 (Notices). Agent and Lenders make no assurances as to the privacy and security of electronic communications. Electronic and voice mail may not be used as effective notice under the Loan Documents.

14.3.3.    Non-Conforming Communications. Agent and Lenders may rely upon any notices purportedly given by or on behalf of any Borrower even if such notices were not made in a manner specified herein, were incomplete or were not confirmed, or if the terms thereof, as understood by the recipient, varied from a later confirmation. Each Borrower shall indemnify and hold harmless each Indemnitee from any liabilities, losses, costs and expenses arising from any telephonic communication purportedly given by or on behalf of a Borrower unless such liability, loss, cost or expense is determined by a court of competent jurisdiction in a final non-appealable judgment to have resulted from such Indemnitee’s bad faith, or with gross negligence or willful misconduct.

14.4.       Performance of Borrowers’ Obligations. Agent may, in its discretion at any time and from time to time after an Event of Default has occurred and is continuing, and at any other time after 3 Business Days’ notice to Loan Party Agent, at Borrowers’ expense, pay any amount or do any act required of a Borrower under any Loan Documents or otherwise lawfully requested by Agent to (a) enforce any Loan Documents or collect any Obligations; (b) protect, insure, maintain or realize upon any Collateral; or (c) defend or maintain the validity or priority of Agent’s Liens in any Collateral, including any payment of a judgment, insurance premium, warehouse charge, finishing or processing charge, or landlord claim, or any discharge of a Lien. All payments, costs and expenses (including Extraordinary Expenses) of Agent under this Section shall be reimbursed to Agent by Borrowers, on demand, with interest from the date incurred to the date of payment thereof at the Default Rate applicable to Base Rate Revolver Loans. Any payment made or action taken by Agent under this Section shall be without prejudice to any right to assert an Event of Default or to exercise any other rights or remedies under the Loan Documents.

14.5.       Credit Inquiries. Each Borrower hereby authorizes Agent and Lenders (but they shall have no obligation) to respond to usual and customary credit inquiries from third parties concerning any Borrower or Subsidiary.

14.6.       Severability. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of the Loan Documents shall remain in full force and effect.

14.7.       Cumulative Effect; Conflict of Terms. The provisions of the Loan Documents are cumulative. The parties acknowledge that the Loan Documents may use several limitations, tests or measurements to regulate similar matters, and they agree that these are cumulative and that each must be performed as provided. Except as otherwise provided in another Loan Document (by specific reference to the applicable provision of this Agreement), if any provision contained herein is in direct conflict with any provision in another Loan Document, the provision herein shall govern and control.

14.8.       Counterparts. Any Loan Document may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of any Loan Document by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.

14.9.       Entire Agreement. Time is of the essence of the Loan Documents. The Loan Documents constitute the entire contract among the parties relating to the subject matter hereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

14.10.     Relationship with Lenders. The obligations of each Lender hereunder are several, and no Lender shall be responsible for the obligations or Commitments of any other Lender. Amounts payable hereunder to each Lender shall be a separate and independent debt. It shall not be necessary for Agent or any other Lender to be joined as an additional party in any proceeding for such purposes. Nothing in this Agreement and no action of Agent or Lenders pursuant to the Loan Documents shall be deemed to constitute Agent and Lenders to be a partnership, association, joint venture or any other kind of entity, nor to constitute control of any Borrower.

14.11.     No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated by any Loan Document, Borrowers acknowledge and agree that (a)(i) this credit facility and any related arranging or other services by Agent, any Lender, any of their Affiliates or any arranger are arm’s-length commercial transactions between Borrowers and such Person; (ii) Borrowers have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate; and (iii) Borrowers are capable of evaluating and understanding, and do understand and accept, the terms, risks and conditions of the transactions contemplated by the Loan Documents; (b) each of Agent, Lenders, their Affiliates and any arranger is and has been acting solely as a principal in connection with this credit facility, is not the financial advisor, agent or fiduciary for Borrowers, any of their Affiliates or any other Person, and has no obligation with respect to the transactions contemplated by the Loan Documents except as expressly set forth therein; and (c) Agent, Lenders, their Affiliates and any arranger may be engaged in a broad range of transactions that involve interests that differ from those of Borrowers and their Affiliates, and have no obligation to disclose any of such interests to Borrowers or their Affiliates. To the fullest extent permitted by Applicable Law, each Borrower hereby waives and releases any claims that it may have against Agent, Lenders, their Affiliates and any arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated by a Loan Document.

14.12.     Confidentiality. Each of Agent, Lenders and Issuing Bank agrees to maintain the confidentiality of all Information (as defined below), except that Information may be disclosed (a) to its Affiliates, and to its and their partners, directors, officers, employees, agents, advisors and representatives (provided such Persons are informed of the confidential nature of the Information and instructed to keep it confidential); (b) to the extent requested by any governmental, regulatory or self-regulatory authority purporting to have jurisdiction over it or its Affiliates; (c) to the extent required by Applicable Law or by any subpoena or other legal process; (d) to any other party hereto; (e) in connection with any action or proceeding, or other exercise of rights or remedies, relating to any Loan Documents or Obligations; (f) subject to an agreement containing provisions substantially the same as this Section, to any Transferee or any actual or prospective party (or its advisors) to any Bank Product; (g) with the consent of Loan Party Agent; or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) is available to Agent, any Lender, Issuing Bank or any of their Affiliates on a nonconfidential basis from a source other than Borrowers. Notwithstanding the foregoing, Agent and Lenders may publish or disseminate general information describing this credit facility, including the names and addresses of Borrowers and a general description of Borrowers’ businesses, and may use Borrowers’ logos, trademarks or product photographs in advertising materials. As used herein, “Information” means all information received from a Loan Party or Subsidiary relating to it or its business that is identified as confidential when delivered. Any Person required to maintain the confidentiality of Information pursuant to this Section shall be deemed to have complied if it exercises the same degree of care that it accords its own confidential information. Each of Agent, Lenders and Issuing Bank acknowledges that (i) Information may include material non-public information concerning a Loan Party or Subsidiary; (ii) it has developed compliance procedures regarding the use of material non-public information; and (iii) it will handle such material non-public information in accordance with Applicable Law, including federal and state securities laws.

14.13.     GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

14.14.     Consent to Forum.

14.14.1.                 Forum. EACH BORROWER HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF ILLINOIS, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH BORROWER IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 (Notice Addresses). Nothing herein shall limit the right of Agent or any Lender to bring proceedings against any Loan Party in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Agreement shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction.

14.14.2.                 Waivers by Loan Parties. To the fullest extent permitted by Applicable Law, each Loan Party waives (a) the right to trial by jury (which Agent and each Lender hereby also waives) in any proceeding or dispute of any kind relating in any way to any Loan Documents, Obligations or Collateral; (b) presentment, demand, protest, notice of presentment, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any commercial paper, Accounts, Documents, Instruments, Chattel Paper and guaranties at any time held by Agent on which a Loan Party may in any way be liable, and hereby ratifies anything Agent may do in this regard; (c) notice prior to taking possession or control of any Collateral; (d) any bond or security that might be required by a court prior to allowing Agent to exercise any rights or remedies; (e) the benefit of all valuation, appraisement and exemption laws; (f) any claim against Agent or any Lender, on any theory of liability, for special, indirect, consequential, exemplary or punitive damages (as opposed to direct or actual damages) in any way relating to any Enforcement Action, Obligations, Loan Documents or transactions relating thereto; and (g) notice of acceptance hereof. Each Loan Party acknowledges that the foregoing waivers are a material inducement to Agent and Lenders entering into this Agreement and that Agent and Lenders are relying upon the foregoing in their dealings with Loan Parties. Each Loan Party has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

14.15.     Patriot Act Notice. Agent and Lenders hereby notify Borrowers that pursuant to the requirements of the Patriot Act, Agent and Lenders are required to obtain, verify and record information that identifies each Borrower, including its legal name, address, tax ID number and other information that will allow Agent and Lenders to identify it in accordance with the Patriot Act. Agent and Lenders will also require information regarding each personal guarantor, if any, and may require information regarding Borrowers’ management and owners, such as legal name, address, social security number and date of birth.

14.16.     Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by any Loan Party or the transfer to Agent, Issuing Bank or any Lender of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to Fraudulent Conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a “Voidable Transfer”), and if Agent, Issuing Bank or any Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Agent, Issuing Bank or any Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Agent, Issuing Bank and/or Lenders, the Obligations shall automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made, and if the Commitment Termination Date had previously occurred, it shall be rescinded and this Agreement, the other Loan Documents and all Liens granted hereunder and thereunder shall be immediately reinstated until full and final payment of the Obligations, in cash, shall have been received by Agent.

[Remainder of page intentionally left blank; signatures begin on following Pagel

IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date set forth above.

BORROWERS AND GUARANTORS:

TRANSPORT CORPORATION OF AMERICA, INC., individually and as Loan Party Agent

By:	/s/ Mark J. Emmen
Name: Mark J. Emmen
Title: CFO, Vice President and Secretary
Address:

c/o Transport Corporation of America, Inc. 1769 Yankee Doodle Road
Eagan, Minnesota 55121
Attention: Mark J. Emmen
Fax: (651) 994-5780

TCA OF OHIO, INC.

By:	/s/ Mark J. Emmen
Name: Mark J. Emmen
Title: Secretary

TA LOGISTICS, INC.

By:	/s/ Mark J. Emmen
Name: Mark J. Emmen
Title: Secretary

FV LEASING COMPANY

By:	/s/ Mark J. Emmen
Name: Mark J. Emmen
Title: Secretary

SOUTHERN CAL TRANSPORT, INC. (f/k/a Saints Acquisition, Inc.)

By:	/s/ Mark J. Emmen
Name: Mark J. Emmen
Title: Vice President, Treasurer and Secretary

[Signature Page to Loan, Security and Guaranty Agreement]

ADWAY LEASING, LLC

By:	/s/ Mark J. Emmen
Name: Mark J. Emmen
Title: Vice President, Treasurer and Secretary

GUARANTOR:

PATRIOT HOLDING CORP.

By:	/s/ Van Zandt Hawn
Name: Van Zandt Hawn
Title: President

[Signature Page to Loan, Security and Guaranty Agreement]

AGENT AND LENDERS:

BANK OF AMERICA N.A.,
as Agent and sole initial Lender

By:	/s/ Steven J. Chalmers
Name: Steven J. Chalmers
Title: Vice President
Address:

c/o Bank of America, N.A., as agent
135 South LaSalle Street
Chicago, IL 60603
Attention: Mr. Steven J. Chalmers
Fax: (312) 904-7190

[Signature Page to Loan, Security and Guaranty Agreement]

EXHIBIT A
to
Loan and Security Agreement

REVOLVER NOTE

[Date]	$	Chicago, Illinois

Transport Corporation of America, Inc., a Minnesota corporation (“TCAM”), TCA of Ohio, Inc., a Minnesota corporation (“TCAO”), TA Logistics, Inc., a Minnesota corporation (“TA Logistics”), FV Leasing Company, a Minnesota corporation (“FV Leasing”), Southern Cal Transport, Inc. (f/k/a Saints Acquisition, Inc.), an Alabama corporation (“SoCal”), Adway Leasing, LLC, an Alabama limited liability company (“Adway;” TCAM, TCAO, TA Logistics, FV Leasing, SoCal and Adway each, individually, a “Borrower” and, collectively, “Borrowers”), for value received, hereby unconditionally promise to pay, on a joint and several basis, to the order of                                                           (“Lender”), the principal sum of                                                                DOLLARS ($                       ), or such lesser amount as may be advanced by Lender as Revolver Loans and owing as LC Obligations from time to time under the Loan Agreement described below, together with all accrued and unpaid interest thereon. Terms are used herein as defined in the Loan, Security and Guaranty Agreement dated as of January 12, 2011, among Borrowers, Patriot Holding Corp., a Minnesota corporation, such other persons as may from time to time be parties thereto as “Borrowers” and/or “Guarantors,” Bank of America, N.A., as Agent and Issuing Bank, and certain other financial institutions that are from time to time party thereto as lenders, as such agreement may be amended, modified, renewed or extended from time to time (“Loan Agreement”).

Principal of and interest on this Note from time to time outstanding shall be due and payable as provided in the Loan Agreement. This Note is issued pursuant to and evidences Revolver Loans and LC Obligations under the Loan Agreement, to which reference is made for a statement of the rights and obligations of Lender and the duties and obligations of Borrowers. The Loan Agreement contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events, and for the borrowing, prepayment and reborrowing of amounts upon specified terms and conditions.

The holder of this Note is hereby authorized by Borrowers to record on a schedule annexed to this Note (or on a supplemental schedule) the amounts owing with respect to Revolver Loans and LC Obligations, and the payment thereof. Failure to make any notation, however, shall not affect the rights of the holder of this Note or any obligations of Borrowers hereunder or under any other Loan Documents.

Time is of the essence of this Note. Except as otherwise provided in the Loan Documents or required by applicable law, each Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity. Borrowers jointly and severally agree to pay, and to save the holder of this Note harmless against, any liability for the payment of all costs and expenses (including without limitation reasonable attorneys’ fees) if this Note is collected by or through an attorney-at-law.

In no contingency or event whatsoever shall the amount paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permitted under Applicable Law. If any such excess amount is inadvertently paid by Borrowers or inadvertently received by the holder of this Note, such excess shall be returned to Borrowers or credited as a payment of principal, in accordance with the Loan Agreement. It is the intent hereof that Borrowers not pay or contract to pay, and that holder of this Note not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrowers under Applicable Law.

This Note shall be governed by the laws of the State of Illinois, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).

This Note shall constitute a “Loan Document” for all purposes under and pursuant to the Loan Agreement and the other Loan Documents.

IN WITNESS WHEREOF, this Revolver Note is executed as of the date set forth above.

TRANSPORT CORPORATION OF AMERICA, INC.

By:
Name:
Title:

TCA OF OHIO, INC.

By:
Name:
Title:

TA LOGISTICS, INC.

By:
Name:
Title:

FV LEASING COMPANY

By:
Name:
Title:

SOUTHERN CAL TRANSPORT, INC. (f/k/a Saints Acquisition, Inc.)

By:
Name:
Title:

ADWAY LEASING, LLC

By:

2

Name:
Title:

3

EXHIBIT B
to
Loan and Security Agreement

TERM LOAN NOTE

[Date]	$	Chicago, Illinois

Transport Corporation of America, Inc., a Minnesota corporation (“TCAM”), TCA of Ohio, Inc., a Minnesota corporation (“TCAO”), TA Logistics, Inc., a Minnesota corporation (“TA Logistics”), FV Leasing Company, a Minnesota corporation (“FV Leasing”), Southern Cal Transport, Inc. (f/k/a Saints Acquisition, Inc.), an Alabama corporation (“SoCal”), Adway Leasing, LLC, an Alabama limited liability company (“Adway;” TCAM, TCAO, TA Logistics, FV Leasing, SoCal and Adway each, individually, a “Borrower” and, collectively, “Borrowers”), for value received, hereby unconditionally promise to pay, on a joint and several basis, to the order of                                                              (“Lender”), the principal sum of                                                          DOLLARS ($                          ), or such lesser amount as may be advanced by Lender as a Term Loan under the Loan Agreement described below, together with all accrued and unpaid interest thereon. Terms are used herein as defined in the Loan, Security and Guaranty Agreement dated as of January 12, 2011, among Borrowers, Patriot Holding Corp., a Minnesota corporation, such other persons as may from time to time be parties thereto as “Borrowers” and/or “Guarantors,” Bank of America, N.A., as Agent and Issuing Bank, and certain other financial institutions that are from time to time party thereto as lenders, as such agreement may be amended, modified, renewed or extended from time to time (“Loan Agreement”).

Principal of and interest on this Note from time to time outstanding shall be due and payable as provided in the Loan Agreement. This Note is issued pursuant to and evidences Lender’s Term Loan under the Loan Agreement, to which reference is made for a statement of the rights and obligations of Lender and the duties and obligations of Borrowers. The Loan Agreement contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events, and for the prepayment of amounts upon specified terms and conditions.

The holder of this Note is hereby authorized by Borrowers to record on a schedule annexed to this Note (or on a supplemental schedule) the amounts owing with respect to the Term Loan, including payments thereon. Failure to make any notation, however, shall not affect the rights of the holder of this Note or any obligations of Borrowers hereunder or under any other Loan Documents.

Time is of the essence of this Note. Except as otherwise provided in the Loan Documents or required by applicable law, each Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity. Borrowers jointly and severally agree to pay, and to save the holder of this Note harmless against, any liability for the payment of all costs and expenses (including without limitation reasonable attorneys’ fees) if this Note is collected by or through an attorney-at-law.

In no contingency or event whatsoever shall the amount paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permitted under Applicable Law. If any such excess amount is inadvertently paid by Borrowers or inadvertently received by the holder of this Note, such excess shall be returned to Borrowers or credited as a payment of principal, in accordance with the Loan Agreement. It is the intent hereof that Borrowers not pay or contract to pay, and that holder of this Note not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrowers under Applicable Law.

This Note shall be governed by the laws of the State of Illinois, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).

This Note shall constitute a “Loan Document” for all purposes under and pursuant to the Loan Agreement and the other Loan Documents.

IN WITNESS WHEREOF, this Term Loan Note is executed as of the date set forth above.

TRANSPORT CORPORATION OF AMERICA, INC.

By:
Name:
Title:

TCA OF OHIO, INC.

By:
Name:
Title:

TA LOGISTICS, INC.

By:
Name:
Title:

FV LEASING COMPANY

By:
Name:
Title:

SOUTHERN CAL TRANSPORT, INC. (f/k/a Saints Acquisition, Inc.)

By:
Name:
Title:

ADWAY LEASING, LLC

By:

2

Name:
Title:

3

EXHIBIT C
to
Loan and Security Agreement

ASSIGNMENT AND ACCEPTANCE

Reference is made to the Loan, Security and Guaranty Agreement dated as of January 12, 2011, as amended (“Loan Agreement”), among Transport Corporation of America, Inc.. a Minnesota corporation (“TCAM”), TCA of Ohio, Inc., a Minnesota corporation (“TCAO”), TA Logistics, Inc., a Minnesota corporation (“TA Logistics”), FV Leasing Company, a Minnesota corporation (“FV Leasing”), Southern Cal Transport, Inc. (f/k/a Saints Acquisition, Inc.), an Alabama corporation (“SoCal”), Adway Leasing, LLC, an Alabama limited liability company (“Adway;” TCAM, TCAO, TA Logistics, FV Leasing, SoCal and Adway each, individually, a “Borrower” and, collectively, “Borrowers”), Patriot Holding Corp., a Minnesota corporation, such other persons as may from time to time be parties thereto as “Borrowers” and/or “Guarantors,” Bank of America, N.A., as agent (“Agent”) for the financial institutions from time to time party to the Loan Agreement (“Lenders”) and as Issuing Bank, and such Lenders. Terms are used herein as defined in the Loan Agreement.

                                                      (“Assignor”) and                                                                (“Assignee”) agree as follows:

1.             Assignor hereby assigns to Assignee and Assignee hereby purchases and assumes from Assignor (a) a principal amount of $                            of Assignor’s outstanding Revolver Loans and  $                  of Assignor’s participations in LC Obligations, (b) the amount of $                            of Assignor’s Revolver Commitment (which represents         % of the total Revolver Commitments), and (c) a principal amount of $                    of Assignor’s outstanding Term Loan (the foregoing items being, collectively, the “Assigned Interest”), together with an interest in the Loan Documents corresponding to the Assigned Interest. This Agreement shall be effective as of the date (“Effective Date”) indicated in the corresponding Assignment Notice delivered to Agent, provided such Assignment Notice is executed by Assignor, Assignee, Agent and Borrower Agent, if applicable. From and after the Effective Date, Assignee hereby expressly assumes, and undertakes to perform, all of Assignor’s obligations in respect of the Assigned Interest, and all principal, interest, fees and other amounts which would otherwise be payable to or for Assignor’s account in respect of the Assigned Interest shall be payable to or for Assignee’s account, to the extent such amounts accrue on or after the Effective Date.

2.             Assignor (a) represents that as of the date hereof, prior to giving effect to this assignment, its Revolver Commitment is $                               , the outstanding balance of its Revolver Loans and participations in LC Obligations is $                              , and the outstanding balance of its Term Loans is $                              ; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto, other than that Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance by Borrowers of their obligations under the Loan Documents. [Assignor is attaching the Note[s] held by it and requests that Agent exchange such Note[s] for new Notes payable to Assignee [and Assignor].]

3.             Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received copies of the Loan Agreement and such other Loan Documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it shall, independently and without reliance upon Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (d) confirms that it is an Eligible Assignee; (e) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to Agent by the terms thereof, together with such powers as are incidental thereto; (t) agrees that it will observe and perform all obligations that are required to be performed by it as a “Lender” under the Loan Documents; and (g) represents and warrants that the assignment evidenced hereby will not result in a non-exempt “prohibited transaction” under Section 406 of ERISA.

4.             This Agreement shall be governed by the laws of the State of Illinois. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

5.             Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by telecopy or facsimile transmission, or by first-class mail, shall be deemed given when sent and shall be sent as follows:

(a)                          If to Assignee, to the following address (or to such other address as Assignee may designate from time to time):

(b)                            If to Assignor, to the following address (or to such other address as Assignor may designate from time to time):

Payments hereunder shall be made by wire transfer of immediately available Dollars as follows:

If to Assignee, to the following account (or to such other account as Assignee may designate from time to time):

ABA No.

Account No.

Reference:

If to Assignor, to the following account (or to such other account as Assignor may designate from time to time):

ABA No.

Account No.

Reference:

2

IN WITNESS WHEREOF, this Assignment and Acceptance is executed as of                                      .

(“Assignee”)

By
Title:

(“Assignor”)

By
Title:

3

EXHIBIT D

to

Loan and Security Agreement

ASSIGNMENT NOTICE

Reference is made to (1) the Loan, Security and Guaranty Agreement dated as of January 12, 2011, as amended (“Loan Agreement”), among Transport Corporation of America, Inc., a Minnesota corporation (“TCAM”), TCA of Ohio, Inc., a Minnesota corporation (“TCAO”), TA Logistics, Inc., a Minnesota corporation (“TA Logistics”), FV Leasing Company, a Minnesota corporation (“FV Leasing”), Southern Cal Transport, Inc. (f/k/a Saints Acquisition, Inc.), an Alabama corporation (“SoCal”), Adway Leasing, LLC, an Alabama limited liability company (“Adway;” TCAM, TCAO, TA Logistics, FV Leasing, SoCal and Adway each, individually, a “Borrower” and, collectively, “Borrowers”), Patriot Holding Corp., a Minnesota corporation, such other persons as may from time to time be parties thereto as “Borrowers” and/or “Guarantors,” Bank of America, N.A., as agent (“Agent”) for the financial institutions from time to time party to the Loan Agreement (“Lenders”) and as Issuing Bank, and such Lenders; and (2) the Assignment and Acceptance dated as of                  , 20    (“Assignment Agreement”), between                    (“Assignor”) and                   (“Assignee”). Terms are used herein as defined in the Loan Agreement.

Assignor hereby notifies Borrowers and Agent of Assignor’s intent to assign to Assignee pursuant to the Assignment Agreement (a) a principal amount of $                    of Assignor’s outstanding Revolver Loans and $                    of Assignor’s participations in LC Obligations, (b) the amount of $                     of Assignor’s Revolver Commitment (which represents      % of the total Revolver Commitments), and (c) a principal amount of $                    of Assignor’s outstanding Term Loan (the foregoing items being, collectively, the “Assigned Interest”), together with an interest in the Loan Documents corresponding to the Assigned Interest. This Agreement shall be effective as of the date (“Effective Date”) indicated below, provided this Assignment Notice is executed by Assignor, Assignee, Agent and Borrower Agent, if applicable. Pursuant to the Assignment Agreement, Assignee has expressly assumed all of Assignor’s obligations under the Loan Agreement to the extent of the Assigned Interest, as of the Effective Date.

For purposes of the Loan Agreement, Agent shall deem Assignor’s Revolver Commitment to be reduced by $                    , and Assignee’s Revolver Commitment to be increased by $

The address of Assignee to which notices and information are to be sent under the terms of the Loan Agreement is:

The address of Assignee to which payments are to be sent under the terms of the Loan Agreement is shown in the Assignment and Acceptance.

This Notice is being delivered to Borrowers and Agent pursuant to Section 13.3 of the Loan Agreement. Please acknowledge your acceptance of this Notice by executing and returning to Assignee and Assignor a copy of this Notice.

IN WITNESS WHEREOF, this Assignment Notice is executed as of                               .

(“Assignee”)

By
Title:

(“Assignor”)

By
Title:

APPROVED AND AGREED,

AS OF THE DATE SET FORTH ABOVE:

LOAN PARTY AGENT:*

TRANSPORT CORPORATION OF AMERICA, INC.

By
Title:

*No signature required if Assignee is a Lender, U.S. based Affiliate of a Lender or Approved Fund, or if an Event of Default exists.

BANK OF AMERICA, N.A.,

as Agent

By
Title:

2

EXHIBIT F

to

Loan and Security Agreement

FORM OF PERFECTION CERTIFICATE

Reference is made to the Loan, Security and Guaranty Agreement dated as of January 12, 2011, as amended (“Loan Agreement”), among Transport Corporation of America, Inc., a Minnesota corporation (“TCAM”), TCA of Ohio, Inc., a Minnesota corporation (“TCAO”), TA Logistics, Inc., a Minnesota corporation (“TA Logistics”), FV Leasing Company, a Minnesota corporation (“FV Leasing”), Southern Cal Transport, Inc. (f/k/a Saints Acquisition, Inc.), an Alabama corporation (“SoCal”), Adway Leasing, LLC, an Alabama limited liability company (“Adway;” TCAM, TCAO, TA Logistics, FV Leasing, SoCal and Adway each, individually, a “Borrower” and, collectively, “Borrowers”), Patriot Holding Corp., a Minnesota corporation (the “Parent” and together with the Borrowers and such other persons as may from time to time be parties to the Loan Agreement as “Borrowers” and/or “Guarantors,” the “Grantors”), the lending institutions party thereto (the “Lenders”), and Bank of America, N.A., as agent for the Lenders (in such capacity, “Agent”) and as Issuing Bank. Capitalized terms used but not defined herein have the meanings set forth in the Loan Agreement.

The undersigned Authorized Officers of the Grantors hereby certify to Agent, each Lender and the Issuing Bank follows:

1.             Names. (a) The exact legal name of each Grantor, as such name appears in its respective certificate of formation or other equivalent organizational document, is as follows:

Exact Legal Name of Each Grantor

(b)           Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

Grantor	Other Legal Name in Past 5 Years	Date of Name Change

(c)           Except as set forth below, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, amalgamations, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, include the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger, amalgamation or consolidation:

Grantor	Change in Corporate Structure	Date of Action	Prior Names, etc.

(d)           Set forth below is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or business units at any time during the past five years:

Grantor	Other Names

(e)           Set forth below is (i) the Organizational Identification Number, if any, issued by the jurisdiction of formation or organization of each Grantor and (ii) the federal taxpayer identification number of each Grantor:

Grantor	Organizational Identification Number	Federal Employer Identification Number / BIN

2.             Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor	Address	County	State

4

(b)           Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts (with each location at which Chattel Paper, if any, is kept being indicated by an “*”) and whether such locations are owned or leased by such Grantor or owned by a third party:

Grantor	Address	County	State	Owned / Leased / Third Party

(c)           The jurisdiction of formation or organization of each Grantor and each jurisdiction in which such Grantor is qualified to do business as a foreign entity is set forth opposite its name below:

Grantor	Jurisdiction of Organization	Foreign Qualification

(d)           Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Inventory, Equipment or other Collateral not identified above and whether such locations are owned or leased by such Grantor or owned by a third party:

Grantor	Address	County	State	Owned / Leased / Third Party

(e)           Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:

5

Grantor	Address	County	State

(f)            Set forth below is a list of all real property held by each Grantor, whether owned or leased, the name of the Grantor that owns or leases said property, the fair market value of Collateral at each site and, if leased, the name and address of the lessor of such real property, if applicable:

Grantor	Address / Location (including county)	Owned or Leased	Lessor’s Name and Address	Fair Market Value

(g)           Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor	Name	Address

3.             Unusual Transactions. All Accounts have been originated by the Grantors and all Inventory and Equipment has been acquired by the Grantors in the ordinary course of business, except as provided on Schedule 3 attached hereto.

4.             File Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof and such search reports reflect no liens against any of the Collateral other than those permitted under the Loan Agreement.

5.             UCC Filings. Financing statements in substantially the form of Schedule 5  hereto have been filed or will be filed in favor of Agent in the jurisdiction in which each Grantor is located and, to the extent any of the Collateral is comprised of fixtures, timber to be cut or as extracted collateral from the wellhead or minehead, in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2 hereof.

6

6.           Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing has been made or is to be made.

7.           Stock Ownership and other Equity Interests. Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests held by, directly or indirectly, a Grantor or any Subsidiary of a Grantor and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth on Schedule 7 is each equity investment held by, directly or indirectly, a Grantor or any Subsidiary of a Grantor that represents 50% or less of the equity interests of the entity in which such investment was made.

8.           Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all promissory notes and other evidence of indebtedness held by a Grantor and each Subsidiary of a Grantor that are required to be pledged under the Loan Agreement or Pledge Agreement, including all Intercompany Notes between any Grantor and any subsidiary of a Grantor.

9.           Deposit Accounts. Attached hereto as Schedule 9 is a true and correct list of deposit accounts, lockboxes, brokerage accounts or securities investment accounts maintained by any Grantor, including the name and address of the depositary institution, the type of account, and the account number.

10.         Assignment of Claims Act. Attached hereto as Schedule 10 is a true and correct list of all written contracts between a Grantor or any Subsidiary of a Grantor and the United States government or any department or agency thereof that have a remaining value of at least $500,000, setting forth the contract number, name and address of contracting officer (or other party to whom a notice of assignment under the Assignment of Claims Act should be sent), contract start date and end date, agency with which the contract was entered into, and a description of the contract type.

11.         Advances. Attached hereto as Schedule 11 is (a) a true and correct list of all advances made by any Grantor to any subsidiary of any Grantor or made by any subsidiary of a Grantor to any other subsidiary of a Grantor (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more Intercompany Notes pledged to Agent under the Loan Agreement or Pledge Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to any Grantor.

12.         Mortgage Filings. Attached hereto as Schedule 12 is a schedule setting forth, with respect to each mortgaged property, (a) the exact name of the person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a mortgage with respect to such property must be filed or recorded in order for Agent to obtain a perfected security interest therein.

13.         Intellectual Property. Attached hereto as Schedule 13A in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all of each Grantor’s Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner, the registration number and the expiration date of each Patent, Patent License, Trademark and Trademark License owned by any Grantor. Attached hereto as Schedule 13B in proper form for filing with the United States Copyright Office is a schedule setting forth all of each Grantor’s Copyrights and

7

Copyright Licenses, including the name of the registered owner, the registration number and the expiration date of each Copyright or Copyright License owned by any Grantor.

14.         Commercial Tort Claims. Attached hereto as Schedule 14 is a true and correct list of Commercial Tort Claims held by any Grantor, including a brief description thereof.

15.         Letter of Credit Rights. Set forth below is a list of all letters of credit issued in favor of each Grantor as beneficiary thereunder:

Grantor	Number and Amount of Letter of Credit	Issuer	Purpose of Letter of Credit

16.         Motor Vehicles. Attached hereto as Schedule 16 is a true and correct list of all motor vehicles covered by certificates of title or ownership and owned by each Grantor, including VIN numbers, descriptions of vehicles, jurisdictions of registration, and the approximate value of such motor vehicles.

17.         Litigation. Attached hereto as Schedule 17 is a true and correct list of all (a) pending or threatened lawsuits, and with respect to pending lawsuits, whether or not covered by insurance, and if so, whether or not the insurer has accepted the tender of defense and if the amount claimed is within policy limits, (b) pending or threatened investigations or proceedings before governmental or regulatory agency (e.g., OSHA, EPA), (c) pending or threatened arbitration proceedings, (d) consent decrees, judgments, order and injunctions outstanding, and (e) pending or threatened disputes with federal, state or local authorities involving the payment of sales and use taxes, in each case, including parties to the suit, the forum and copies of the most recent audit letters with respect thereto.

18.         Environmental Matters. Attached hereto as Schedule 18 is a true and correct list and description of all current material environmental issues, including all communications from any environmental protection agency (federal or state) concerning any alleged violation or any investigation or request relating to solid waste, hazardous waste, or hazardous waste substances which have been received by any Grantor.

19.         Employee Benefits Matters. Attached hereto as Schedule 19 is a true and correct list of all (a) employee benefit plans (including retirement/pension, savings, deferred compensation, stock or partnership interest option, stock or partnership interest purchase, incentive, and medical plans) affecting employees of each member Grantor (including whether such plans are multi-employer and whether such plans are fully funded), (b) existing key employee and/or management contracts, (c) defined benefit plans (and related trusts) which any Grantor or any member of the same controlled group of such Grantor pursuant to Section 414(b), (c) and (m) of the Internal Revenue Code (each an “ERISA Affiliate”) maintained or contributed to during the last six years, and the most recent summary plan description, actuarial report, determination letter issued by the Internal Revenue Service, and Form 5500

8

filed in respect of each such plan, (d) multi-employer plans which each any Grantor or any ERISA Affiliate contributed to during the last six years, including the aggregate amount of the most recent annual contributions required to be made by such Grantors and all ERISA Affiliates to each such multi-employer plan and a copy of any information which has been provided to each Grantor or any ERISA Affiliate regarding withdrawal liability under any multi-employer plan, and the collective bargaining agreement pursuant to which a contribution is required to be made and (e) employee welfare benefit plans which provide benefits to employees after termination of employment other than as required by Section by Section 601 of the Employee Retirement Income Security Act of 1974, as amended, the most recent summary plan description for each such plan and the aggregate amount of the most recent annual payments made to terminated employees under such plan.

This Perfection Certificate shall constitute a “Loan Document” for all purposes under and pursuant to the Loan Agreement and the other Loan Documents.

*   *   *

9

IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this 12th day of January 2011.

TRANSPORT CORPORATION OF AMERICA, INC.

By:
Name:
Title:

TCA OF OHIO, INC.

By:
Name:
Title:

TA LOGISTICS, INC.

By:
Name:
Title:

FV LEASING COMPANY

By:
Name:
Title:

SOUTHERN CAL TRANSPORT, INC. (F/K/A SAINTS ACQUISITION, INC.)

By:
Name:
Title:

ADWAY LEASING, LLC

By:
Name:
Title:

PATRIOT HOLDING CORP.

By:
Name:
Title:

10

SCHEDULE 3

Unusual Transactions

SCHEDULE 5

UCC Financing Statements

[See attached]

SCHEDULE 6

UCC Filings and Filing Offices

Type of Filing	Grantor	Applicable Collateral Document Mortgage, Security Agreement or Other	Jurisdictions

SCHEDULE 7

Stock Ownership and Other Equity Interests

Grantor	Issuer	Certificate No.	No. Shares/Interest	Percent Pledged

SCHEDULE 8

Debt Instruments

Grantor	Principal Amount	Date of Issuance	Interest Rate	Maturity Date

SCHEDULE 9

Deposit Accounts

Grantor	Type of Account	Bank or Intermediary	Account Number

SCHEDULE 10

Government Contracts

SCHEDULE 11

Advances

SCHEDULE 12

Mortgage Filings

Record Owner
(if different than
Grantor	Grantor)	Address	County

SCHEDULE 13A

Patents, Patent Licenses, Trademarks and Trademark Licenses

PATENTS:

Patent	Patent No.	Dated Issued	Country

TRADEMARKS:

Trademark	Registration No.	Dated Issued	Country

PATENT LICENSES:

TRADEMARK LICENSES:

SCHEDULE 13B

Copyrights and Copyright Licenses

COPYRIGHTS:

Registration
Grantor	Number	Title	Country

COPYRIGHT LICENSES:

SCHEDULE 14

Commercial Tort Claims

SCHEDULE 16

Motor Vehicles

SCHEDULE 17

Litigation

SCHEDULE 18

Environmental Matters

SCHEDULE 19

Employee Benefit Matters

EXHIBIT G

to

Loan and Security Agreement

FORM OF PERFECTION CERTIFICATE SUPPLEMENT

Reference is made to the Loan, Security and Guaranty Agreement dated as of January 12, 2011, as amended (“Loan Agreement”), among Transport Corporation of America, Inc., a Minnesota corporation (“TCAM”), TCA of Ohio, Inc., a Minnesota corporation (“TCAO”), TA Logistics, Inc., a Minnesota corporation (“TA Logistics”), FV Leasing Company, a Minnesota corporation (“FV Leasing”). Southern Cal Transport, Inc. (f/k/a Saints Acquisition, Inc.), an Alabama corporation (“SoCal”), Adway Leasing, LLC, an Alabama limited liability company (“Adway;” TCAM, TCAO, TA Logistics, FV Leasing, SoCal and Adway each, individually, a “Borrower” and, collectively, “Borrowers”), Patriot Holding Corp., a Minnesota corporation (the “Parent” and together with the Borrowers and such other persons as may from time to time be parties to the Loan Agreement as “Borrowers” and/or “Guarantors,” the “Grantors”), the lending institutions party thereto (the “Lenders”), and Bank of America, N.A., as agent for the Lenders (in such capacity, “Agent”) and as Issuing Bank. Capitalized terms used but not defined herein have the meanings set forth in the Loan Agreement.

The undersigned, as Loan Party Agent, hereby certifies to Agent, each Lender and the Issuing Bank that, as of the date hereof, there has been no change in the information described in the Perfection Certificate delivered on the Closing Date (as supplemented by any perfection certificate supplements delivered prior to the date hereof, the “Prior Perfection Certificate”), other than as follows:

1.                                      Names. (a) Section 1(a) of the Prior Perfection Certificate contains the exact legal name of each Grantor, as such name appears in its respective certificate of formation or other equivalent organizational document, except as follows:

Exact Legal Name of Each Grantor

(b)                                 Section 1(b) of the Prior Perfection Certificate contains each other legal name each Grantor has had in the past five years, together with the date of the relevant change, except as follows:

Other Legal Name in Past
Grantor	5 Years	Date of Name Change

(c)                                  Except as set forth in Section 1(c) of the Prior Perfection Certificate, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, amalgamations, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, include the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger, amalgamation or consolidation, except as follows:

Change in
	Corporate	Date of
Grantor	Structure	Action	Prior Names, etc.

(d)                                 Section 1(d) of the Prior Perfection Certificate contains a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or business units at any time during the past five years, except as follows:

Grantor	Other Names

(e)                                  Section 1(e) of the Prior Perfection Certificate contains (i) the Organizational Identification Number, if any, issued by the jurisdiction of formation or organization of each Grantor and (ii) the federal taxpayer identification number of each Grantor, except as follows:

	Organizational Identification	Federal Employer Identification
Grantor	Number	Number / BIN

2.                                      Current Locations. (a) The chief executive office of each Grantor is located at the address set forth in Section 2(a) of the Prior Perfection Certificate, except as follows:

2

Grantor	Address	County	State

(b)                                 Set forth in Section 2(b) of the Prior Perfection Certificate opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts (with each location at which Chattel Paper, if any, is kept being indicated by an “*”) and whether such locations are owned or leased by such Grantor or owned by a third party, except as follows:

Owned / Leased
Grantor	Address	County	State	/ Third Party

(c)                                  The jurisdiction of formation or organization of each Grantor and each jurisdiction in which such Grantor is qualified to do business as a foreign entity is set forth in Section 2(c) of the Prior Perfection Certificate, except as follows:

Grantor	Jurisdiction of Organization	Foreign Qualification

(d)                                 Set forth in Section 2(d) of the Prior Perfection Certificate opposite the name of each Grantor are all the locations where such Grantor maintains any Inventory, Equipment or other Collateral not identified above and whether such locations are owned or leased by such Grantor or owned by a third party, except as follows:

Owned / Leased
Grantor	Address	County	State	/ Third Party

3

(e)                                  Set forth in Section 2(e) of the Prior Perfection Certificate opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above (including in such corresponding Sections of the Prior Perfection Certificate), except as follows:

Grantor	Address	County	State

(f)                                   Set forth in Section 2(f) of the Prior Perfection Certificate is a list of all real property held by each Grantor, whether owned or leased, the name of the Grantor that owns or leases said property, the fair market value of Collateral at each site and, if leased, the name and address of the lessor of such real property, if applicable, except as follows:

Address /
Location
	(including		Lessor’s Name	Fair Market
Grantor	county)	Owned or Leased	and Address	Value

(g)                                  Set forth in Section 2(g) of the Prior Perfection Certificate opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor, except as follows:

Grantor	Name	Address

3.                                      Unusual Transactions. All Accounts have been originated by the Grantors and all Inventory and Equipment has been acquired by the Grantors in the ordinary course of business, except as provided on Schedule 3 to the Prior Perfection Certificate or Schedule 3 attached hereto.

4

4.                                      File Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof and Section 2 of the Prior Perfection Certificate and such search reports reflect no liens against any of the Collateral other than those permitted under the Loan Agreement.

5.                                      UCC Filings. Financing statements in substantially the form of Schedule 5 hereto or Schedule 5 to the Prior Perfection Certificate have been filed or will be filed in favor of Agent in the jurisdiction in which each Grantor is located and, to the extent any of the Collateral is comprised of fixtures, timber to be cut or as extracted collateral from the wellhead or minehead, in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2 hereof and Section 2 of the Prior Perfection Certificate.

6.                                      Schedule of Filings. Except as set forth in Schedule 6 hereto, Schedule 6 to the Prior Perfection Certificate contains a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing has been made or is to be made.

7.                                      Stock Ownership and other Equity Interests. Except as set forth in Schedule 7 hereto, Schedule 7 to the Prior Perfection Certificate contains a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests held by, directly or indirectly, a Grantor or any Subsidiary of a Grantor and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Except as set forth in Schedule 7 hereto, set forth in Schedule 7 to the Prior Perfection Certificate is each equity investment held by, directly or indirectly, a Grantor or any Subsidiary of a Grantor that represents 50% or less of the equity interests of the entity in which such investment was made.

8.                                      Debt Instruments. Except as set forth in Schedule 8 hereto, Schedule 8 to the Prior Perfection Certificate contains a true and correct list of all promissory notes and other evidence of indebtedness held by a Grantor and each Subsidiary of a Grantor that are required to be pledged under the Loan Agreement or Pledge Agreement, including all Intercompany Notes between any Grantor and any subsidiary of a Grantor.

9.                                      Deposit Accounts. Except as set forth in Schedule 9 hereto, Schedule 9 to the Prior Perfection Certificate contains a true and correct list of deposit accounts, lockboxes, brokerage accounts or securities investment accounts maintained by any Grantor, including the name and address of the depositary institution, the type of account, and the account number.

10.                               Assignment of Claims Act. Except as set forth in Schedule 10 hereto, Schedule 10 to the Prior Perfection Certificate contains a true and correct list of all written contracts between a Grantor or any Subsidiary of a Grantor and the United States government or any department or agency thereof that have a remaining value of at least $500,000, setting forth the contract number, name and address of contracting officer (or other party to whom a notice of assignment under the Assignment of Claims Act should be sent), contract start date and end date, agency with which the contract was entered into, and a description of the contract type.

11.                               Advances. Except as set forth in Schedule 11 hereto, Schedule 11 to the Prior Perfection Certificate contains (a) a true and correct list of all advances made by any Grantor to any subsidiary of any Grantor or made by any subsidiary of a Grantor to any other subsidiary of a Grantor (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more Intercompany Notes pledged to Agent under the Loan Agreement or Pledge Agreement

5

and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to any Grantor.

12.                               Mortgage Filings. Except as set forth in Schedule 12 hereto, Schedule 12 to the Prior Perfection Certificate contains a schedule setting forth, with respect to each mortgaged property, (a) the exact name of the person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a mortgage with respect to such property must be filed or recorded in order for Agent to obtain a perfected security interest therein.

13.                               Intellectual Property. Except as set forth in Schedule 13A hereto, Schedule 13A to the Prior Perfection Certificate contains, in proper form for filing with the United States Patent and Trademark Office, a schedule setting forth all of each Grantor’s Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner, the registration number and the expiration date of each Patent, Patent License, Trademark and Trademark License owned by any Grantor. Except as set forth in Schedule 13B hereto, Schedule 13B to the Prior Perfection Certificate contains, in proper form for filing with the United States Copyright Office, a schedule setting forth all of each Grantor’s Copyrights and Copyright Licenses, including the name of the registered owner, the registration number and the expiration date of each Copyright or Copyright License owned by any Grantor.

14.                               Commercial Tort Claims. Except as set forth in Schedule 14 hereto, Schedule 14 to the Prior Perfection Certificate contains a true and correct list of Commercial Tort Claims held by any Grantor, including a brief description thereof.

15.                               Letter of Credit Rights. Except as set forth below, Section 15 to the Prior Perfection Certificate contains a list of all letters of credit issued in favor of each Grantor as beneficiary thereunder:

Number and
	Amount of Letter of		Purpose of Letter of
Grantor	Credit	Issuer	Credit

16.                               Motor Vehicles. Except as set forth in Schedule 16 hereto, Schedule 16 to the Prior Perfection Certificate contains a true and correct list of all motor vehicles covered by certificates of title or ownership and owned by each Grantor, including VIN numbers, descriptions of vehicles, jurisdictions of registration, and the approximate value of such motor vehicles.

17.                               Litigation. Except as set forth in Schedule 17 hereto, Schedule 17 to the Prior Perfection Certificate contains a true and correct list of all (a) pending or threatened lawsuits, and with respect to pending lawsuits, whether or not covered by insurance, and if so, whether or not the insurer has

6

accepted the tender of defense and if the amount claimed is within policy limits, (b) pending or threatened investigations or proceedings before governmental or regulatory agency (e.g., OSHA, EPA), (c) pending or threatened arbitration proceedings, (d) consent decrees, judgments, order and injunctions outstanding, and (e) pending or threatened disputes with federal, state or local authorities involving the payment of sales and use taxes, in each case, including parties to the suit, the forum and copies of the most recent audit letters with respect thereto.

18.                               Environmental Matters. Except as set forth in Schedule 18 hereto, Schedule 18 to the Prior Perfection Certificate contains a true and correct list and description of all current material environmental issues, including all communications from any environmental protection agency (federal or state) concerning any alleged violation or any investigation or request relating to solid waste, hazardous waste, or hazardous waste substances which have been received by any Grantor.

19.                               Employee Benefits Matters. Except as set forth in Schedule 19 hereto, Schedule 19 to the Prior Perfection Certificate contains a true and correct list of all (a) employee benefit plans (including retirement/pension, savings, deferred compensation, stock or partnership interest option, stock or partnership interest purchase, incentive, and medical plans) affecting employees of each member Grantor (including whether such plans are multi-employer and whether such plans are fully funded), (b) existing key employee and/or management contracts, (c) defined benefit plans (and related trusts) which any Grantor or any member of the same controlled group of such Grantor pursuant to Section 414(b), (c) and (m) of the Internal Revenue Code (each an “ERISA Affiliate”) maintained or contributed to during the last six years, and the most recent summary plan description, actuarial report, determination letter issued by the Internal Revenue Service, and Form 5500 filed in respect of each such plan, (d) multi-employer plans which each any Grantor or any ERISA Affiliate contributed to during the last six years, including the aggregate amount of the most recent annual contributions required to be made by such Grantors and all ERISA Affiliates to each such multi-employer plan and a copy of any information which has been provided to each Grantor or any ERISA Affiliate regarding withdrawal liability under any multi-employer plan, and the collective bargaining agreement pursuant to which a contribution is required to be made and (e) employee welfare benefit plans which provide benefits to employees after termination of employment other than as required by Section by Section 601 of the Employee Retirement Income Security Act of 1974, as amended, the most recent summary plan description for each such plan and the aggregate amount of the most recent annual payments made to terminated employees under such plan.

This Perfection Certificate Supplement shall constitute a “Loan Document” for all purposes under and pursuant to the Loan Agreement and the other Loan Documents.

* * *

7

IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [   ] day of [                          ].

TRANSPORT CORPORATION OF AMERICA, INC., as Loan Party Agent

By:
Name:
Title:

8

SCHEDULE 3

Unusual Transactions

SCHEDULE 5

UCC Financing Statements

[See attached]

SCHEDULE 6

UCC Filings and Filing Offices

Applicable Collateral
Document Mortgage,
Security Agreement or
Type of Filing	Grantor	Other	Jurisdictions

SCHEDULE 7

Stock Ownership and Other Equity Interests

Grantor	Issuer	Certificate No.	No. Shares/Interest	Percent Pledged

SCHEDULE 8

Debt Instruments

Grantor	Principal Amount	Date of Issuance	Interest Rate	Maturity Date

SCHEDULE 9

Deposit Accounts

Type of
Grantor	Account	Bank or Intermediary	Account Number

SCHEDULE 10

Government Contracts

SCHEDULE 11

Advances

SCHEDULE 12

Mortgage Filings

Record Owner
(if different than
Grantor	Grantor)	Address	County

SCHEDULE 13A

Patents, Patent Licenses, Trademarks and Trademark Licenses

PATENTS:

Patent	Patent No.	Dated Issued	Country

TRADEMARKS:

Trademark	Registration No.	Dated Issued	Country

PATENT LICENSES:

TRADEMARK LICENSES:

SCHEDULE 13B

Copyrights and Copyright Licenses

COPYRIGHTS:

Grantor	Registration Number	Title	Country

COPYRIGHT LICENSES:

SCHEDULE 14

Commercial Tort Claims

SCHEDULE 16

Motor Vehicles

SCHEDULE 17

Litigation

SCHEDULE 18

Environmental Matters

SCHEDULE 19

Employee Benefit Matters

EXHIBIT I

to

Loan and Security Agreement

FORM OF JOINDER AGREEMENT

This JOINDER to the Loan, Security and Guaranty Agreement (this “Joinder”) is executed as of [          ,       ] by [NAME OF NEW SUBSIDIARY], a                     [corporation] [limited liability company] [partnership] (the “Joining Party”), and delivered to Bank of America, N.A., as Agent, for the benefit of the Lenders (as defined in the Loan Agreement referred to below). Except as otherwise defined herein, terms used herein and defined in the Loan Agreement shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, Transport Corporation of America, Inc., a Minnesota corporation (“TCAM”), TCA of Ohio, Inc., a Minnesota corporation (“TCAO”), TA Logistics, Inc., a Minnesota corporation (“TA Logistics”), FV Leasing Company, a Minnesota corporation (“FV Leasing”), Southern Cal Transport, Inc. (f/k/a Saints Acquisition, Inc.), an Alabama corporation (“SoCal”), Adway Leasing, LLC, an Alabama limited liability company (“Adway;” TCAM, TCAO, TA Logistics, FV Leasing, SoCal and Adway each, individually, a “Borrower” and, collectively, “Borrowers”), Patriot Holding Corp., a Minnesota corporation (the “Parent”), such other persons as may from time to time be parties thereto as “Borrowers” and/or “Guarantors,” the lending institutions party thereto (the “Lenders”), and Bank of America, N.A., as agent for the Lenders (in such capacity, “Agent”) and as Issuing Bank have entered into a Loan, Security and Guaranty Agreement, dated as of January 12, 2011 (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”), providing for the making of Loans to, and the issuance of Letters of Credit for the accounts of, the Borrowers as contemplated therein;

WHEREAS, the Joining Party is a direct or indirect Domestic Wholly-Owned Subsidiary of the Parent and desires, or is required pursuant to the provisions of the Loan Agreement, to become a [Borrower] [Guarantor] under the Loan Agreement; and

WHEREAS, the Joining Party will obtain direct and indirect benefits from (i) the incurrence of Loans by the Borrowers, and the issuance of, and participation in, Letters of Credit for the accounts of the Borrowers, in each case pursuant to the Loan Agreement, and (ii) the receipt of Bank Products, and, accordingly, desires to execute this Joinder in order to (x) satisfy the requirements described in the preceding paragraph, (y) induce the Lenders to make Loans to the Borrowers and issue, and/or participate in, Letters of Credit for the accounts of the Borrowers and (z) induce the respective Lenders to provide Bank Products;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to the Lenders and hereby covenants and agrees with each Lender as follows:

1.                                      By this Joinder, the Joining Party becomes (i) a [Borrower][Guarantor] for all purposes under the Loan Agreement, pursuant to Section 10.1.9 thereof.

2.                                      The Joining Party agrees that, upon its execution hereof, it will become a [Borrower][Guarantor] under the Loan Agreement and the other Loan Documents, and will be bound as if an original party thereto by all terms, conditions and duties applicable to a [Borrower][Guarantor] under the Loan Agreement and the other Loan Documents (including each Note, whether or not such Joining Party actually signs a counterpart thereof). Without limitation of the foregoing, and in furtherance thereof, the Joining Party agrees, on a joint and several basis with the other Borrowers and Guarantors, to irrevocably and unconditionally pay in full all of the Obligations of the Borrowers and Guarantors in accordance with the terms of the Loan Agreement and the other Loan Documents.

3.                                      Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment when due of the Obligations, the Joining Party hereby pledges and assigns to the Agent for the benefit of itself and the Lenders and grants to the Agent, for the benefit of itself and the Lenders, a security interest in all its right, title and interest in, to and under the Collateral, now owned or hereafter acquired by it, in each case to the extent provided in the Loan Agreement and each of the other Security Document. The Joining Party hereby authorizes Agent to file, and hereby agrees to execute and deliver, such documents, instruments and agreements and to take such further actions as the Agent may reasonably request, including (i) UCC financing statements naming the Joining Party as debtor and Agent as secured party and describing the collateral as all of the assets of the Joining Party and (ii) such other documentation as Agent may reasonably require to evidence and perfect the liens created under the Loan Documents, as modified hereby.

4.                                      The Joining Party agrees that, upon its execution hereof, it will become a Loan Party under, and as defined in, the Subordination Agreement and will be bound by all terms, conditions and duties applicable to a Loan Party under the Subordination Agreement.

5.                                      The Joining Party hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as each [Borrower][Guarantor] under the Loan Agreement and each other Loan Document as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date), and agrees to be bound by all covenants, agreements and obligations of [Borrower][Guarantor] pursuant to the Loan Agreement and all other Loan Documents to which it is or becomes a party (or is deemed to have become a party thereto pursuant hereto).

6.                                      Schedules [](1) of the Loan Agreement are hereby amended solely to add the information relating to the Joining Party as set out on Schedules [] hereto, respectively. The Perfection Certificate is hereby amended solely to add the information relating to the Joining Party as set out on Schedule [] hereto, respectively.

7.                                      The Joining Party hereby irrevocably appoints the Loan Party Agent as its agent and attorney-in-fact for all purposes under the Loan Agreement and each other Loan Document, and the Loan Party Agent hereby accepts such appointment. The Joining Party’s address for notices under the Loan Agreement and the other Loan Documents shall be the address of the Loan Party Agent set forth in the Loan Agreement, and the Joining Party hereby appoints the Loan Party Agent as its agent as set forth in Section 4.4 of the Loan Agreement and the Loan Party Agent hereby accepts such appointment.

8.                                      This Joinder shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided, however, that the Joining Party may not assign any of its rights, obligations or interest hereunder or under any other Loan Document without the prior written consent of

(1) All schedules requiring disclosures related to Joining Party must be amended.

2

the Lenders or as otherwise permitted by the Loan Documents. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF ILLINOIS. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.

9.                                      From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents.

10.                               No event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby on the date hereof, that would constitute an Event of Default or a Default.

11.                               The effective date of this Joinder is [                         ], 20[       ].

* * *

3

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed as of the date first above written.

[NAME OF NEW CREDIT PARTY]

By:
Name:
Title:

TRANSPORT CORPORATION OF AMERICA, INC., as Loan Party Agent

By:
Name:
Title:

4

Accepted and Acknowledged by:

BANK OF AMERICA, N.A., as Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT J

to

Loan and Security Agreement

FORM OF NOTICE OF BORROWING

[Date]

Bank of America, N.A., as Agent

135 South LaSalle Street

Chicago, IL 60603

Ladies and Gentlemen:

The undersigned in its capacity as Loan Party Agent (as defined in the Loan Agreement referred to below), pursuant to Section 4.1 of the Loan, Security and Guaranty Agreement, dated as of January 12, 2011 (as amended, restated, modified and/or supplemented from time to time, the “Loan Agreement”; the capitalized terms defined therein being used herein as therein defined), among (i) Transport Corporation of America, Inc., a Minnesota corporation, in its individual capacity and in its capacity as the “Loan Party Agent” thereunder, Southern Cal Transport, Inc. (f/k/a Saints Acquisition, Inc.), an Alabama corporation, and each other Borrower thereunder (each Person referred to in this clause (i), collectively, the “Borrowers”), (ii) Patriot Holding Corp., a Minnesota corporation, and such other persons as may from time to time be parties to the Loan Agreement as “Guarantors,” (iii) the lenders party thereto from time to time (each, a “Lender” and collectively, the “Lenders”) and (iv) Bank of America, N.A., as a Lender and as agent for itself and the Lenders (in such capacity as agent, the “Agent”), hereby irrevocably requests, for and on behalf of the Borrowers identified below, a Borrowing (the “Proposed Borrowing”) under the Loan Agreement, and in that connection sets forth below the information relating to such Borrowing as required by Section 4.1 of the Loan Agreement:

(i)                                     The Borrower of the Proposed Borrowing is                           (2)

(ii)                                  The Business Day of the Proposed Borrowing is                        , 20     .(3)

(iii)                               The aggregate principal amount of the Proposed Borrowing is $[               ].

(iv)                              The Loans to be made pursuant to the Proposed Borrowing shall consist of [Revolver Loans] [Swingline Loans].

(v)                                 The Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [LIBOR Loans].(4)

(2)                                 All information in items (ii)-(vi) must be provided separately for each Borrower requesting a Proposed Borrowing.

(3)                                 Such notice must be received by the Agent no later than 11:00 a.m. (i) on the Business Day of the requested funding date, in the case of Base Rate Loans, and (ii) at least three Business Days prior to the requested funding date, in the case of LIBOR Loans. Notices received after 11:00 a.m. shall be deemed received on the next Business Day.

(4)                                 Swingline Loans may only be incurred and maintained as Base Rate Loans.

[(vi)                          The initial Interest Period for the Proposed Borrowing is [30 days] [60 days] [90 days] [180 days].](5)

The undersigned hereby certifies, for and on behalf of itself and each Borrower, that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(A)                               no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the use of the proceeds thereof; and

(B)                               the representations and warranties of the Loan Parties contained in the Loan Agreement and in the other Loan Documents are and will be true and correct in all material respects (or, if such representations or warranties are qualified by materiality or material adverse effect, then in all respects), before and after giving effect to the Proposed Borrowing and the use of the proceeds thereof, as though made on such date, except to the extent such representations and warranties expressly speak to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if such representations or warranties are qualified by materiality or material adverse effect, then in all respects) as of such earlier date; and

(C)                               all conditions precedent to such Proposed Borrowing in any other Loan Document are satisfied; and

(D)                               no event shall have occurred and be continuing or circumstance exists that, in either case, would have or could reasonably be expected to have a Material Adverse Effect.

This notice shall be deemed a “Loan Document” for all purposes under and pursuant to the Loan Agreement and the other Loan Documents.

Very truly yours,

TRANSPORT CORPORATION OF AMERICA, INC., as Loan Party Agent

By:
Name:
Title:

(5)                                 To be included for a Proposed Borrowing of LIBOR Loans.

EXHIBIT K

to

Loan and Security Agreement

FORM OF NOTICE OF CONVERSION/CONTINUATION

[Date]

Bank of America, N.A., as Agent

135 South LaSalle Street

Chicago, IL 60603

Ladies and Gentlemen:

The undersigned, in its capacity as Loan Party Agent (as defined in the Loan Agreement referred to below), pursuant to Section 3.1.2 of the Loan, Security and Guaranty Agreement, dated as of January 12, 2011 (as amended, restated, modified and/or supplemented from time to time, the “Loan Agreement”; the capitalized terms defined therein being used herein as therein defined), among (i) Transport Corporation of America, Inc., a Minnesota corporation, in its individual capacity and in its capacity as the “Loan Party Agent” thereunder, Southern Cal Transport, Inc. (f/k/a Saints Acquisition, Inc.), an Alabama corporation, and each other Borrower thereunder (each Person referred to in this clause (i), collectively, the “Borrowers”), (ii) Patriot Holding Corp., a Minnesota corporation, and such other persons as may from time to time be parties to the Loan Agreement as “Guarantors” thereunder, (iii) the lenders party thereto from time to time (each, a “Lender” and collectively, the “Lenders”) and (iv) Bank of America, N.A., as a Lender and as agent for itself and the Lenders (in such capacity as agent, the “Agent”), hereby irrevocable requests, for and on behalf of itself and the other Loan Parties, the [conversion] [continuation] of the Borrowings of Loans referred to below (the “Proposed [Conversion] [Continuation]”), and in that connection sets forth below the information relating to such Proposed [Conversion] [Continuation] as required by Section 3.1.2 of the Loan Agreement:

(i)                                     The Proposed [Conversion] [Continuation] relates to the Borrowing of [Revolver Loans] [Term Loans] originally made on                    , 20           (the “Outstanding Borrowing”) in the principal amount of $[                  ] and currently maintained as a Borrowing of [Base Rate Loans] [LIBOR Loans with an Interest Period ending on                   ,                   ].

(ii)                                  The Business Day of the Proposed [Conversion] [Continuation] is                    ,                   .(6)

(iii)                               The Outstanding Borrowing shall be [continued as a Borrowing of LIBOR Loans with an Interest Period of [                ]] [converted into a Borrowing of [Base Rate Loans] [and] [LIBOR Loans with an Interest Period of [              ]].(7)

(6)                                 The Agent shall receive such notice no later than 11:00 a.m. at least three Business Days before the requested conversion or continuation date. Notices received after 11:00 a.m. shall be deemed received on the next Business Day.

(7)                                 In the event that either (x) only a portion of the Outstanding Borrowing is to be so converted or continued or (y) the Outstanding Borrowing is to be divided into separate Borrowings with different Interest Periods or “terms”, the Borrower should make appropriate modifications to this clause to reflect same. The duration of Interest Periods is subject to Section 3.1.3 of the Loan Agreement. The Type of Loans into which an Outstanding

The undersigned, for and on behalf of itself and the other Loan Parties, hereby certifies that no Default or Event of Default has occurred and will be continuing on the date hereof or of the Proposed [Conversion] [Continuation].

This notice shall be deemed a “Loan Document” for all purposes under and pursuant to the Loan Agreement and the other Loan Documents.

Very truly yours,

TRANSPORT CORPORATION OF AMERICA, INC., as Loan Party Agent

By:
Name:
Title:

(continued...)

Borrowing may be continued or converted, and the duration of any Interest Period selected, shall be subject to Sections 3.1.2 and 3.1.3 of the Loan Agreement, and otherwise in accordance with the terms of the Loan Agreement

EXHIBIT L

to

Loan and Security Agreement

FORM OF BORROWING BASE CERTIFICATE

[To be attached.]

Bank of America, N.A.
BORROWING BASE CERTIFICATE	Client Name:	Transport Corp of America	Date:

		TCAM		So-Cal
	Date		Unbilled A/R	A/R	Unbilled A/R	TOTAL
ACCOUNTS RECEIVABLE
Beginning A/R Balance (From previous Report)						—
Gross Sales (Invoices)	+					—
Collections (Cash Rec’d. @ BofA)	-					—
Non A/R Cash	+					—
Discounts/Allowance	-					—
Credit Memos	-					—
Adjustments Monthly Aging (+/-)	+					—
Adjustments (+/-)	+					—
Adjustments (+/-)	+					—
Ending A/R Balance		—	—	—	—	—
End of Month A/R Ineligible as of:					—	—
Temporary Ineligible / Adj.	+					—
Total Ineligible		—	—	—	—	—
Eligible Accounts Receivable		—	—	—	—	—
Advance Rate		85%	70%	85%	70%	—
Available A/R		—	—	—	—	—

ROLLING STOCK		Rolling Stock		Rolling Stock		TOTAL
Beginning Rolling Stock as of						0.00
Purchases	+					0.00
Sales	-					0.00
Ending Rolling Stock as of		—		—		—
Advance Rate
Available Rolling Stock		—		—		—
GROSS AVAILABILITY (A/R AND ROLLING STOCK)		0.00	0.00	0.00	0.00	—
Line Limit						0.00
AVAILABLE FOR ADVANCES		0.00		0.00		0.00

LETTERS OF CREDIT	-					0.00

LOAN ACTIVITY
Beginning Revolving Loan Balance (From Previous Report)						0.00
Collections	-					0.00
Advances	+					0.00
Interest / Fees / Adjustments	+					0.00
Ending Revolving Loan Balance (Revolving Loan)		0.00		0.00		0.00

RESERVES	-					0.00

EXCESS AVAILABILITY		0.00		0.00		—

The company named in the box above labeled “Company Name” (the “Company”), by its duly authorized officer signing below, hereby certifies that (a) the information set forth in this certificate is true and correct as of the date(s) indicated herein and (b) the Company is in compliance with all terms and provisions contained in (I) the loan or other agreement between the Company and Bank of America pursuant to which this certificate is delivered (the “Agreement”) and (ii) any and all documents, instruments and agreements evidencing, governing or securing the Agreement or otherwise executed in connection therewith.

Prepared by: Shelly Selby	Authorized Signature:

EXHIBIT M

to

Loan and Security Agreement

FORM OF COMPLIANCE CERTIFICATE

[Date]

This Compliance Certificate is delivered to you pursuant to Section 10.1.2 of the Loan, Security and Guaranty Agreement, dated as of January 12, 2011 (as amended, restated, modified and/or supplemented from time to time, the “Loan Agreement”‘), among (i) Transport Corporation of America, Inc., a Minnesota corporation, in its individual capacity and in its capacity as the “Loan Party Agent” thereunder, Southern Cal Transport, Inc. (f/k/a Saints Acquisition, Inc.), an Alabama corporation, and each other Borrower thereunder (each Person referred to in this clause (i), collectively, the “Borrowers”), (ii) Patriot Holding Corp., a Minnesota corporation (the “Parent”), and such other persons as may from time to time be parties to the Loan Agreement as “Guarantors,” (iii) the lenders party thereto from time to time (each, a “Lender” and collectively, the “Lenders”) and (iv) Bank of America, N.A., as a Lender and as agent for itself and the Lenders (in such capacity as agent, the “Agent”). Terms defined in the Loan Agreement and not otherwise defined herein are used herein as therein defined. I hereby certify as follows:

1.                                      I am the duly elected, qualified and acting [Chief Financial Officer][Treasurer] of the Parent.

2.                                      I have reviewed and am familiar with the contents of this Compliance Certificate. I am providing this Compliance Certificate solely in my capacity as an officer of the Parent. The matters set forth herein are true to the best of my knowledge after due inquiry.

3.                                      Each Loan Party is in compliance with the requirements of Sections 8.6.2, 10.1.7 and 10.2 of the Loan Agreement.

4.                                      As of the date of this Compliance Certificate, no condition or event exists which constitutes a Default or an Event of Default[, except for                                 ].]

5.                                      [The Loan Parties are [not] in compliance with Section 10.3 of the Loan Agreement and Schedule 1 hereto sets forth the Leverage Ratio and Fixed Charge Coverage Ratio in each case, for the Computation Periods ending [                          .](8)

6.                                      Schedule 2 hereto sets forth a list of list all outstanding Bank Products with Lenders (or their Affiliates) other than Bank of America (or its Affiliates)

7.                                      [The Fixed Charge Coverage Ratio is [            ], and thus the Applicable Margin is at Level [             ].](9)

(8)                                 To be included with quarterly, but not monthly, Compliance Certificates.

(9)                                 To be included with quarterly, but not monthly, Compliance Certificates.

IN WITNESS WHEREOF, I have executed this Compliance Certificate as of the date first set forth above.

PATRIOT HOLDING CORP.

By:
Name:
	Title:	[Chief Financial Officer][Treasurer]

SCHEDULE 1

Financial Ratios for Computation Period ended [              ]

Leverage Ratio

1.	Funded Debt	$[ ]

2.	EBITDA (from Schedule 1(a))	$[ ]

3.	Leverage Ratio (Line 1 ÷ Line 2)	[ ]to 1.0

4.	In Compliance	Yes/No

Fixed Charge Coverage Ratio

1.	EBITDA (from Schedule 1(a))	$[ ]

2.	Gross Cash Proceeds from sales of Rolling Stock received by Borrowers	$[ ]

3.	Sum of income taxes paid in cash by Borrowers and all unfinanced Capital Expenditures of Borrowers incurred during this period	$[ ]

4.	Item (a) (Line 1 + Line 2 - Line 3)	$[ ]

5.	Cash principal payments on Funded Debt	$[ ]

6.	Reductions in the amount set forth in clause (i) of the definition of Rolling Stock Formula Amount pursuant to the definition thereof	$[ ]

7.	Cash Interest Expense	$[ ]

8.	Management Fees paid by the Loan Parties	$[ ]

9.	Distributions by Loan Parties	$[ ]

10.	Item (b) (Sum of Lines 5 through 9)	$[ ]

11.	Fixed Charge Coverage Ratio (Line 4 ÷ Line 10)	[ ] to 1.0

12.	In Compliance	Yes/No

SCHEDULE 1(a)

EBITDA

1.	Consolidated Net Income	$[ ]

2.	Interest Expense (to the extent deducted in determining such Consolidated Net Income)	$[ ]

3.	Income tax expense (to the extent deducted in determining such Consolidated Net Income)	$[ ]

4.	Depreciation and amortization expense (to the extent deducted in determining such Consolidated Net Income)	$[ ]

5.

Permitted Transaction fees and expenses incurred in the first Fiscal Quarter of 2011 in connection with the consummation of the Related Transactions, the issuance of the Sponsor Debt and the documentation, negotiation and execution of the Loan Documents and approved by the Agent (to the extent deducted in determining such Consolidated Net Income and permitted pursuant to (and letter references in this item relating to) the specific categories set forth in Schedule 1.1(f) to the Loan Agreement)

a. b. c. d.

6.	EBITDA (Line 1 — (Sum of Lines 2 through 5))	$[ ]

SCHEDULE 2

Bank Products with Lenders other than the Agent

SCHEDULE 1.1(a)

Existing Letters of Credit

Reference No.	Amount	Expiry Date	Beneficiary
68044843	$215,000.00	6/16/11	PREPASS/HELP INC.
68028985	$75,000.00	8/28/11	TRAVELERS CASUALTY AND SURETY
68028801	$3,350,000.00	8/30/11	ZURICH AMERICAN INSURANCE CO.
68028870	$2,600,000.00	11/23/11	GREAT WEST CASUALTY COMPANY

SCHEDULE 1.1(b)

Included Real Property; Leased and Owned Real Property

Transport Corporation of America, Inc.

Owned Real Property (collectively, the “Included Real Property”)

•                  3400 International Park Drive, Atlanta, Georgia

•                  2875 West Penn Street, North Liberty, Iowa

•                  4100 North Kimball Drive, Kansas City, Missouri

•                  3303 Terminal Drive, Eagan, Minnesota

•                  1951 North Bailey Road, North Jackson, Ohio

•                  3717 Bell Street, Janesville, Wisconsin

•                  3651 Bell Street, Janesville, Wisconsin

•                  3643 Bell Street, Janesville, Wisconsin

Leased Real Property Which Are Material Third-Party Locations; Name and Mailing Address of Lessor

•                  1715 Yankee Doodle Road, Eagan, Minnesota; IRET-1715 YDR, LLC, c/o Points West Realty, 715 Florida Avenue, Suite 411, Golden Valley, MN 55426

Other Leased Real Property

•                  10784 Calabash Ave, Fontana, CA 92337; Pioneer Properties

•                  6370 Basehore Rd, Mechanicsburg, PA 17050; Dixon Properties

•                  1400 Thrailkill Rd, Grove City, OH 43123; Lakeshore Ventures

•                  4700 Irving Blvd, Dallas, TX 75247; YRC Corporation

•                  9325 San Mateo, Laredo, TX 78045; M.R. Brothers

•                  2612 Scotswolde Rd, Fort Wayne, IN 46808; John McCalla

Southern Cal Transport, Inc. (f/k/a Saints Acquisition, Inc.)

Owned Real Property

•                  None

Leased Real Property Which Are Material Third-Party Locations; Name and Mailing Address of Lessor

•                  148 41st Avenue West, Birmingham, Alabama; Skipper Properties, Inc., 2800 North Woodridge Road, Birmingham, AL 35223

Other Leased Real Property

•                  NW corner of Cantelou Road and Highway 80 West in Montgomery County, Alabama; FMJ Properties, Ltd.

•                  2100 Michigan Avenue, Mobile, Alabama; Mobile Airport Authority

•                  2.36 Acres commonly described as 13984 Santa Ana Ave. Fontana, California; Dett Properties, LLC

•                  3987 42 Highway Moreland Avenue, Conley, Georgia; Hatcher Family Investments

•                  116 Gulfstream Road, Savannah, Georgia; TCW, Inc.

•                  5410 August Road, Augusta, Georgia; Marine Slips, LLC

•                  6331 Fain Street, Charleston, South Carolina; Remora, LLC

•                  412 Suite B Golden Bear CT, Murfreesboro, Tennessee

•                  5545 Mineral Wells Rd., Memphis, Tennessee; Tommy C. Starkey and Joye D. Starkey

•                  3516 S. Military Highway, Chesapeake Virginia; NYK Logistics (Americas) Inc.

Other Loan Parties

Owned Real Property

•                  None

Leased Real Property

•                  None

SCHEDULE 1.1(c)

Related Agreements

1.  Agreement and Plan of Merger dated as of December 30, 2010 between Parent and certain shareholders of SoCal (as amended, restated, supplemented or otherwise modified in accordance the terms hereof, the “Merger Agreement”).

2.  Shareholders Agreement dated as of January 12, 2011 between Parent and certain shareholders of SoCal (as amended, restated, supplemented or otherwise modified in accordance the terms hereof, the “Shareholder Agreement”).

3.  Contribution Agreement dated as of January 12, 2011 by all the members of Adway in favor of SoCal (as amended, restated, supplemented or otherwise modified in accordance the terms hereof, the “Contribution Agreement”).

4.  Amended and Restated Commercial Lease dated as of December 31, 2010 between Kenneth R. Adams, an individual resident of the state of Alabama (“Adams”) and SoCal (as amended, restated, supplemented or otherwise modified in accordance the terms hereof, the “Lease Amendment”).

5.  Letter Agreements dated as of January 12, 2011 between Adams and each of Greg L. Adams, Mark Adams, Leslie M. Adams and Mike Hales dba Fleet Transport (as amended, restated, supplemented or otherwise modified in accordance the terms hereof, the “Letter Agreement”).

6.  Employment Agreement dated as of January 12, 2011 between Saints Acquisition, Inc., an Alabama corporation, and Philip G. DeSimone, an individual resident of the State of Alabama (as amended, restated, supplemented or otherwise modified in accordance the terms hereof, the “Employment Agreement”).

7.  Consulting Agreement dated as of January 12, 2011 between Merger Sub, an Alabama corporation, and Adams (as amended, restated, supplemented or otherwise modified in accordance the terms hereof, the “Consulting Agreement”).

8.  Articles of Merger dated as of January 12, 2011 executed by the parties to the Merger Agreement (as amended, restated, supplemented or otherwise modified in accordance the terms hereof, the “Articles of Merger”).

9.  Bring Down Certificates dated as of January 12, 2011 for Old So Cal and Parent.

10.  Secretary’s Certificate dated as of January 12, 2011 for SoCal.

11.  Secretary’s Certificate dated as of January 12, 2011 for Parent.

12.  Letter dated September 1, 2010 from FHL Capital Corporation (“FHL”) to Kenneth R. Adams, CEO, Southern Cal Transport, Inc. regarding consulting services to be provided by FHL to Southern Cal Transport, Inc. and Kenneth R. Adams, its “Shareholder” agreed to and accepted September 3, 2010 by Southern Cal Transport, Inc. and Kenneth R. Adams, its “Shareholder”.

13.  Letter dated September 1, 2010 from FHL to Kenneth R. Adams, Managing Member, Adway Leasing, LLC regarding consulting services to be provided by FHL to Adway Leasing, LLC and Kenneth R. Adams, its “Member” agreed to and accepted September 3, 2010 by Adway Leasing, LLC and Kenneth R. Adams, its “Member”

14.  Letter dated October 29, 2010 from FHL to Kenneth R. Adams, Chief Executive Officer, Southern Cal Transport, Inc. regarding financial advisory services to be provided by FHL to Southern Cal Transport, Inc. and its “Shareholders” agreed to and accepted October 29, 2010 by Southern Cal Transport, Inc. and Kenneth R. Adams on behalf of its “Shareholders”.

15.  Joinder Agreement, dated January 1, 2011, executed by Philip G. DeSimone.

16.  Restricted Stock Agreement, dated January 1, 2011, between Southern Cal Transport, Inc. and Philip G. DeSimone.

SCHEDULE 1.1(d)

Commitments of Lenders

Lender	Revolver Commitment	Pro Rata Share	Term Loan Commitment	Pro Rata Share
Bank of America, N.A.	$50,000,000.00	100%	$7,000,000.00	100%
TOTALS	$50,000,000.00	100%	$7,000,000.00	100%

SCHEDULE 1.1(e)

Material Third Party Locations

•                  148 41st Avenue West, Birmingham, Alabama

•                  1715 Yankee Doodle Road, Eagan, MN 55121

SCHEDULE 1.1(f)

Financing and Transaction Fees

These fees include the $1.15 million of Seller fees absorbed by Parent

a.	Financing Fees	285,000

b.	Legal Fees and Other	885,000

c.	Investment Banking Fees	1,361,187

d.	Transaction/Due Diligence Fees	468,813

	Total Fees	3,000,000

SCHEDULE 6.1

List of Closing Documents

(See attached.)

Edition of January 11, 2011

CLOSING DOCUMENT LIST

relating to the

LOAN, SECURITY AND GUARANTY AGREEMENT

among

TRANSPORT CORPORATION OF AMERICA, INC., SOUTHERN CAL TRANSPORT, INC. (f/k/a Saints Acquisition, Inc.), ADWAY

LEASING, LLC and CERTAIN OTHER SUBSIDIARIES OF THE FOREGOING,

as Borrowers and Guarantors,

PATRIOT HOLDING CORP.,

as a Guarantor,

BANK OF AMERICA, N.A.,

as Agent, and

THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO,

as Lenders.

DATED AS OF JANUARY [    ], 2011

CLOSING DOCUMENT LIST

Set forth below is an initial Closing Document List that lists the documents to be delivered in connection with the closing of the transactions contemplated by the Loan, Security and Guarantee Agreement listed herein as Document No. I.1 (the “Loan Agreement”). Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Loan Agreement.

PARTIES AND COUNSEL

Adway	Adway Leasing, LLC
Agent	Bank of America, N.A.
Borrowers	TCAM, New SoCal, Adway, TCAO, TA Logistics and FV Leasing
DW	Dorsey & Whitney L.L.P., Counsel to Loan Parties
FV Leasing	FV Leasing Company
Guarantors	Parent and Borrowers
JD	Jones Day, Counsel to Agent
Lenders	Financial Institutions party to the Loan Agreement
Loan Parties	Borrowers and Guarantors
Merger Sub or New SoCal	Saints Acquisition, Inc.
Parent	Patriot Holding Corp.
TA Logistics	TA Logistics, Inc.
TCAM	Transport Corporation of America, Inc.
TCAO	TCA of Ohio, Inc.

2

PARTIES AND COUNSEL

So Cal	Southern Cal Transport, Inc., which on the Closing Date will be merged with and into Merger Sub
Sponsor	Marathon Fund Limited Partnership V
VINtek	Motor Vehicle registration agent

3

			DOCUMENT		RESPONSIBLE
	DOCUMENT		NUMBER	SIGNATORIES	PARTY	STATUS
I.	Loan Documents

1.	Loan, Security and Guaranty Agreement		CHI-1785602	☒ TCAM ☒ TCAO ☒ TA Logistics ☒ FV Leasing ☒ New So Cal ☒ Adway ☒ Patriot ☒ Agent/Sole Initial Lender	JD	Complete

	Exhibits:		CHI-1784752		JD

	Exhibit A	Revolver Note		—	—	—
	Exhibit B	Term Loan Note
	Exhibit C	Assignment and Acceptance
	Exhibit D	Assignment Notice
	Exhibit E	[Reserved]
	Exhibit F	Form of Perfection Certificate
	Exhibit G	Form of Perfection Certificate
Supplement
	Exhibit H	[Reserved]
	Exhibit I	Form of Joinder Agreement
	Exhibit J	Form of Notice of Borrowing
	Exhibit K	Form of Conversion/
Continuation
	Exhibit L	Form of Borrowing Base
Certificate
	Exhibit M	Form of Compliance Certificate

	Schedules:		—	—	DW / Loan Parties	Complete

4

			DOCUMENT		RESPONSIBLE
	DOCUMENT		NUMBER	SIGNATORIES	PARTY	STATUS
	Schedule 1.1(a)	Existing Letters of Credit
	Schedule 1.1(b)	Included Real Property;
Leased and Owned Real
Property
	Schedule 1.1(c)	Related Agreements
	Schedule 1.1(d)	Commitments of Lenders
	Schedule 1.1(e)	Material Third Party
Locations
	Schedule 1.1(f)	Transaction Expenses
	Schedule 6.1	List of Closing Documents
	Schedule 8.4.4	Vehicles; Rolling Stock
	Schedule 8.5	Deposit Accounts
	Schedule 8.6.1	Business Locations
	Schedule 9.1.4	Subsidiaries; Capital
Structure
	Schedule 9.1.6	Fictitious Names; Prior
Locations
	Schedule 9.1.11	Broker’s Fees
	Schedule 9.1.12	Intellectual Property;
Royalties
	Schedule 9.1.15	Environmental Matters
	Schedule 9.1.16	Restrictive Agreements
	Schedule 9.1.17	Litigation; Commercial
Tort Claims
	Schedule 9.1.21	Labor Contracts
	Schedule 9.1.25	Insurance
	Schedule 10.1.13	Post-Closing Surveys
	Schedule 10.2.1(f)	Existing Debt
	Schedule 10.2.1(g)	Debt to be Repaid
	Schedule 10.2.2(c)	Existing Liens
	Schedule 10.2.10	Existing Investments

2.	Revolving Note:		—		—

5

		DOCUMENT		RESPONSIBLE
	DOCUMENT	NUMBER	SIGNATORIES	PARTY	STATUS
	a. Bank of America, N.A.	CHI-1787626	☒ TCAM	JD	Complete
☒ TCAO
☒ TA Logistics
☒ FV Leasing
☒ New So Cal
☒ Adway

3.	Term Loan Note:	—	—	—	—

	a. Bank of America, N.A.	CHI-1787625	☒ TCAM	JD	Complete
☒ TCAO
☒ TA Logistics
☒ FV Leasing
☒ New So Cal
☒ Adway

4.	Fee Letter	CHI-1784702	☒ Agent	Agent / Loan Parties	Complete
☒ Patriot
☒ TCAM
☒ TCAO
☒ TA Logistics
☒ FV Leasing
☒ New So Cal
☒ Adway

5.	Expense and Indemnity Agreement	CHI-1783624	☒ Agent	Agent / Loan Parties	Complete
☒ TCAM
☒ TCAO
☒ TA Logistics
☒ FV Leasing
☒ Patriot

6

		DOCUMENT		RESPONSIBLE
	DOCUMENT	NUMBER	SIGNATORIES	PARTY	STATUS
II.	Security Documents

1.	Pledge Agreement and related documents, including:	CHI-1784726	☒ TCAM ☒ Patriot ☒ TCAO ☒ TA Logistics ☒ FV Leasing ☒ New So Cal ☒ Adway ☒ Agent	JD	Complete

	a. Schedule I – Pledged Interests	—	—	DW / Loan Parties	—

	b. Stock Certificates listed on Annex 1 hereto, together with the Stock Powers and Proxies listed as items 7 and 8 below (Note that So Cal’s certificate will need to be reissued to reflect Parent’s ownership thereof)	—	—	DW / Loan Parties	—

	c. Promissory Notes, including Global Intercompany Note made by each Loan Party, listed on Annex 1 hereto and endorsements	—	—	DW / Loan Parties	—

2.	Trademark Security Agreement	CHI-1786863	☒ TCAM (w/ Notary) ☒ Agent	JD	Complete

	a. Schedule 1	—	—	DW / Loan Parties

3.	Deposit Account Control Agreements	—	—	—	—

7

		DOCUMENT		RESPONSIBLE
	DOCUMENT	NUMBER	SIGNATORIES	PARTY	STATUS

	a. Bank of America	CHI-1787156	☒ TCAM ☒ Agent ☒ Bank of America	JD / DW / Depositary Bank	Complete

	b. Bancorp South	—	☒ Agent ☒ BancorpSouth Bank ☒ New So Cal	JD / DW / Depositary Bank	Complete

4.	Landlord Waivers	CHI-1786310 (JD Form)	—	—	—

	a. Yankee Doodle Road headquarters	(see above)	☒ Landlord ☒ Agent ☒ TCAM		Complete

	b. Birmingham, Alabama headquarters	(see above)	☒ Landlord ☒ Agent ☐ New So Cal		Complete

5.	Collateral Assignment of Merger Agreement	CHI-1786374	☒ Patriot ☒ New So Cal ☒ Agent	JD	Complete

6.	Global Intercompany Note	CHI-1787041	☒ TCAM ☒ Patriot ☒ TCAO ☒ TA Logistics ☒ FV Leasing ☒ Transport International Express, Inc. ☒ New So Cal ☒ Adway	JD	Complete

7.	Stock Powers	—	—	—	—

8

		DOCUMENT		RESPONSIBLE
	DOCUMENT	NUMBER	SIGNATORIES	PARTY	STATUS
	a. Patriot stock power for New So Cal	CHI-1787614	☒ Patriot	JD	Complete

	b. Patriot stock power for TCAM	CHI-1520979	☒ Patriot	JD	Existing SP in Vault

	c. Patriot stock power for New SoCal	CHI-1787608	☒ Patriot	JD	Complete

	d. TCAM stock power for TCAO	CHI-1520981	☒ TCAM	JD	Existing SP in Vault

	e. TCAM stock power for TA Logistics	CHI-1520983	☒ TCAM	JD	Existing SP in Vault

	f. TCAM stock power for FV Leasing	CHI-1520984	☒ TCAM	JD	Complete

8.	Irrevocable Proxies	—	—	—	—

	a. Patriot proxy for New So Cal	CHI-1787615	☒ Patriot	JD	Complete

	b. Patriot proxy for TCAM	CHI-1787610	☒ Patriot	JD	Complete

	c. Patriot Proxy for So Cal	CHI-1787617	☒ Patriot	JD	Complete

	d. TCAM Proxy for TCAO	CHI-1787618	☒ TCAM	JD	Complete

	e. TCAM Proxy for TA Logistics	CHI-1787619	☒ TCAM	JD	Complete

	f. TCAM Proxy for FV Leasing	CHI-1787620	☒ TCAM	JD	Complete

III.	Personal Property Collateral, UCC and other Perfection Documentation

1.	Perfection Certificate	CHI-1783983 (Form)	☒ TCAM ☒ TCAO ☒ TA Logistics ☒ FV Leasing ☒ New So Cal ☒ Patriot	DW / Loan Parties	Complete

9

		DOCUMENT		RESPONSIBLE
	DOCUMENT	NUMBER	SIGNATORIES	PARTY	STATUS
2.	Pre-filing Authorization Letter	CHI-1784746	☒ Agent ☒ TCAM ☒ Patriot ☒ TCAO ☒ TA Logistics ☒ FV Leasing ☒ New So Cal ☒ Adway	JD / DW / Loan Parties	Complete

3.	Pre-closing UCC, Tax, Judgment, Bankruptcy, Insolvency, Intellectual Property and other searches with respect to each Loan Party as set forth on Annex 2 hereto	—	—	JD	Complete

4.	UCC financing statements	—	—	JD	Filed

	a. TCAM(MN)	—	—	JD	Filed, file- stamped copies in possession

	b. Parent (MN)	—	—	JD	Filed, file- stamped copies in possession

	c. TCAO(MN)	—	—	JD	Filed, file- stamped copies in possession

	d. TA Logistics (MN)	—	—	JD	Filed, file- stamped copies in possession

	e. FV Leasing (MN)	—	—	JD	Filed, file- stamped copies in possession

10

		DOCUMENT		RESPONSIBLE
	DOCUMENT	NUMBER	SIGNATORIES	PARTY	STATUS
	f. Merger Sub (AL)	—	—	JD	Filed, file- stamped copies expected week of 1/24

	g. New So Cal (AL)	—	—	JD	Filed, file- stamped copies expected week of 1/24

	h. Adway (AL)	—	—	JD	Filed, file- stamped copies expected week of 1/24

5.	Fixture Filings at 3400 International Park Drive, Atlanta, Georgia (DeKalb County)				As of 1/19: Delivered to Title Co., awaiting file stamped copy. which will be returned with the recorded mortgage (per Annette)

6.	Amendments to Overbroad UCC-1 Financing Statements Filed by People’s Capital and Leasing Corp. a. SoCal (2 statements) b. Adway (2 statements)				As of 1/19: Awaiting DW to send to JD

7.	Certificate of Title Matters:			JD/DW/Vintek

11

\

	DOCUMENT		RESPONSIBLE
DOCUMENT	NUMBER	SIGNATORIES	PARTY	STATUS
a. Custodial Administration Agreement with Vintek and grantors dated February 28, 2006	—	—	—	Complete

b. Joinder and Amendment No. 1 to Custodial Administration Agreement	CHI-1786843	☒ VINtek ☒ Agent ☒ TCAM ☒ TCAO ☒ TA Logistics ☒ FV Leasing ☒ New So Cal ☒ Adway ☒ Patriot		Complete

c. Power of Attorney (Agent)	CHI-1786531	☒ Agent (w/ Notary)		Complete

d. Power or Attorney (TCAM)	CHI-1786536	☒ TCAM (w/ Notary)		Complete

e. Power of Attorney (New So Cal)	CHI-1786548	☒ New So Cal (w/ Notary)		Complete

f. Power of Attorney (Adway)	CHI-1786551	☒ Adway (w/ Notary)		Complete

g. Certificates of title for Included Rolling Stock of TCAM and pre-closing subsidiary titles (with Agent listed as lienholder)			Loan Parties	Delivered to Agent.

h. Certificates of title for Included Rolling Stock of New SoCal and Adway (Assignment of registration to Agent, registration of Agent as lienholder)			Loan Parties	Delivered to Agent.

12

		DOCUMENT		RESPONSIBLE
	DOCUMENT	NUMBER	SIGNATORIES	PARTY	STATUS
8.	Post-filing lien searches showing all UCC and Fixture Filings and all termination statements and amendments required hereunder to be of record	—	—	JD

IV.	Real Estate Documents

1.

Mortgages / Deeds of Trust / Collateral Charge Mortgages for each of the following properties (collectively, the “Mortgaged Property”) together with any required ancillary mortgage registration forms, affidavits, acknowledgements and directions and other documents for registration purposes:

See separate real estate checklist

a.    3400 International Park Drive, Atlanta, Georgia (DeKalb County)

b.    2875 West Penn Street, North Liberty, Iowa (Johnson County)

c.     3303 Terminal Drive, Eagan, Minnesota(Dakota County)

d.    4100 North Kimball Drive, Kansas City, Missouri (Clay County)

e.     1951 North Bailey Road, North Jackson, Ohio (Mahoning County)

f.     3717 Bell Street, Janesville, Wisconsin (Rock County)

				JD / Local Counsel	Delivered to Title Co. with instructions to date and record upon closing. Extra originals in JD possession. Per Annette, could take 1-2 months to receive copies of recorded mortgages.

2.

Title Insurance Policy or Title Commitment, related title reports and copies of all recorded documents listed as exceptions to title for Mortgaged Property, and registration confirmation reports, in each case, in form and substance satisfactory to the Agent

				JD / Local Counsel	On file with Agent

13

		DOCUMENT		RESPONSIBLE
	DOCUMENT	NUMBER	SIGNATORIES	PARTY	STATUS
3.	FEMA Flood Plain Certifications for Mortgaged Property (other than Mortgaged Property located in Canada)			Agent	On file with Agent

4.

Evidence of flood insurance and excess flood insurance policies for Mortgaged Property located at 3400 International Park Drive SE, Atlanta, GA, together, in each case, with mortgagee endorsements thereof in favor of the Agent and letters acknowledging of sole mortgagee

				DW / Loan Parties	Complete

5.	Appraisals for Mortgaged Property			DW / Loan Parties	On file with Agent

6.	Environmental Reports and reliance letter from engineering firm			DW / Loan Parties	On File with Agent

V.	Intercreditor Documents

1.	Subordination Agreement re: Sponsor Mezzanine Loan	CHI-1784872	☒ Agent ☒ Sponsor ☒ Patriot ☒ TCAO ☒ TA Logistics ☒ FV Leasing ☒ New So Cal ☒ Adway	JD / DW	Complete

14

		DOCUMENT		RESPONSIBLE
	DOCUMENT	NUMBER	SIGNATORIES	PARTY	STATUS
2.	Certificate of Parent, certifying that copies of executed agreements attached are copies of all material agreements and other documents related to the Sponsor Mezzanine Loan, including:	CHI-1786846 (see below)	☒ Patriot	DW/Loan Parties	Complete, except needs to be dated, brackets removed from dates in exhibits, and to include all exhibit attachments

	a. Note Purchase Agreement	—	—		Complete

	b. Note	—	—		Complete

	c. Guaranty	—	—		Complete

VI.	Payoff Documents

1.	Payoff Letter re: LaSalle (containing an agreement to continue to act as agent for perfection of vehicle titles)	CHI-1786706	☒ Agent ☒ TCAM ☒ Patriot ☒ TCAO ☒ TA Logistics ☒ FV Leasing	BOA / DW / JD

2.	UCC Terminations set forth on Annex III hereto, including UCC Fixture Filings			JD	Filed, awaiting file-stamped copies expected week of 1/24

3.	Mortgage Releases relating to the Real Property	—	—	—

15

	DOCUMENT		RESPONSIBLE
DOCUMENT	NUMBER	SIGNATORIES	PARTY	STATUS
a. Release of MN Mortgage — Transport America	CHI-1785461	☒ Agent ☒ Notary	JD / BOA / Local Counsel	Delivered to Title Co. with instructions to date and record upon closing. Per Annette, could take 1-2 months to receive copies of recorded mortgages.

b. Release of Iowa Mortgage — Transport America	CHI-1786570	☒ Agent ☒ Notary	JD / BOA / Local Counsel	Delivered to Title Co. with instructions to date and record upon closing. Per Annette, could take 1-2 months to receive copies of recorded mortgages.

c. Release of WI Mortgage - Transport America	CHI-1785726	☒ Agent ☒ Notary	JD / BOA / Local Counsel	Delivered to Title Co. with instructions to date and record upon closing. Per Annette, could take 1-2 months to receive copies of recorded mortgages.

16

DOCUMENT	DOCUMENT NUMBER	SIGNATORIES	RESPONSIBLE PARTY	STATUS
d. Release of OH Mortgage — Transport America	CHI-1786539	☒ Agent ☒ Notary	JD / BOA / Local Counsel	Delivered to Title Co. with Instructions to date and record upon closing. Per Annette, could take 1-2 months to receive copies of recorded mortgages.

e. Release of MO Deed of Trust — Transport America	CHI-1786564	☒ Agent ☒ Notary	JD / BOA / Local Counsel	Delivered to Title Co. with instructions to date and record upon closing. Per Annette, could take 1-2 months to receive copies of recorded mortgages.

f. Release of GA Mortgage — Transport America	CHI-1785446	☒ Agent ☒ Notary ☒ Witness ☒ Witness	JD / BOA / Local Counsel	Delivered to Title Co. with instructions to date and record upon closing. Per Annette, could take 1-2 months to receive copies of recorded mortgages.

17

	DOCUMENT	DOCUMENT NUMBER	SIGNATORIES	RESPONSIBLE PARTY	STATUS
4.	Trademark Release	CHI-1787350	☒ Agent	JD	Signed, being filed by Staci per Megan

5.	Termination of Payee Endorsement on Insurance Policies	CHI-1787368	☒ Agent	JD	Complete, sent to Insurance Agent

6.	Termination of existing control agreements	CHI-1787329	☒ Agent	JD	Complete, sent to DW and TCAM

7.	Return, or delivery to Agent, of possessory collateral held by LaSalle	—	—	JD / DW / Agent	None

8.	Payoff Letter re: General Electric Capital(1)	—		GECC/DW	Complete

9.	UCC Terminations a. UCC # B09-7103727 (S/S Alabama)			DW	DW to provide to JD

10.	Termination of existing control agreements a. Bancorp South			DW	Complete

11.	Termination of payee Endorsement on Insurance Policies			DW	NA

12.	Return, or delivery to Agent, of possessory collateral held by GECC			JD / DW / GECC / Agent	None

VII.	Corporate and Organizational Documents

1.	TCAM Secretary’s Certificate, certifying or attaching the following:			DW / Loan Parties	Complete

	a. Certificate / Articles of Incorporation (Certified by Secretary of State)			DW / Loan Parties	Complete

	b. ByLaws			DW / Loan Parties	Complete

(1) No Intellectual Properaty Liens were disclosed in searches.

18

	DOCUMENT	DOCUMENT NUMBER	SIGNATORIES	RESPONSIBLE PARTY	STATUS
	c. Good Standings from states qualified to do business (with a date down to closing date of certificate from state of organization)			DW / Loan Parties	Complete

	d. Resolutions			DW / Loan Parties	Complete

	e. Incumbency			DW / Loan Parties	Complete

2.	Parent Secretary’s Certificate, certifying or attaching the following:			DW / Loan Parties	Complete

	a. Certificate / Articles of Incorporation (Certified by Secretary of State)			DW / Loan Parties	Complete

	b. ByLaws			DW / Loan Parties	Complete

	c. Good Standing from states qualified to do business (with a date down to closing date of certificate from state of organization)			DW / Loan Parties	Complete

	d. Resolutions			DW / Loan Parties	Complete

	e. Incumbency			DW / Loan Parties	Complete

3.	TCAO Secretary’s Certificate, certifying or attaching the following:			DW / Loan Parties	Complete

	a. Certificate / Articles of Incorporation (Certified by Secretary of State)			DW / Loan Parties	Complete

	b. ByLaws			DW / Loan Parties	Complete

	C. Good Standing from states qualified to do business (with a date down to closing date of certificate from state of organization)			DW / Loan Parties	Complete

19

	DOCUMENT	DOCUMENT NUMBER	SIGNATORIES	RESPONSIBLE PARTY	STATUS
	d. Resolutions			DW / Loan Parties	Complete

	e. Incumbency			DW / Loan Parties	Complete

4.	TA Logistics Secretary’s Certificate, certifying or attaching the following:			DW / Loan Parties	Complete

	a. Certificate / Articles of Incorporation (Certified by Secretary of State)			DW / Loan Parties	Complete

	b. ByLaws			DW / Loan Parties	Complete

	c. Good Standing from states qualified to do Business (with a date down to closing date of certificate from state of organization)			DW / Loan Parties	Complete

	d. Resolutions			DW / Loan Parties	Complete

	e. Incumbency			DW / Loan Parties	Complete

5.	FV Leasing Secretary’s Certificate, certifying or attaching the following:			DW / Loan Parties	Complete

	a. Certificate / Articles of Incorporation (Certified by Secretary of State)			DW / Loan Parties	Complete

	b. ByLaws			DW / Loan Parties	Complete

	c. Good Standings from states qualified to do business (with a date down to closing date of certificate from state of organization)			DW / Loan Parties	Complete

	d. Resolutions			DW / Loan Parties	Complete

20

	DOCUMENT	DOCUMENT NUMBER	SIGNATORIES	RESPONSIBLE PARTY	STATUS
	e. Incumbency			DW / Loan Parties	Complete

6.	New So Cal Secretary’s Certificate, certifying or attaching the following:			DW / Loan Parties	Complete

	a. Certificate / Articles of Incorporation (Certified by Secretary of State)			DW / Loan Parties	Complete pending merger cert to be included when received

	b. ByLaws			DW / Loan Parties	Complete

	c. Good Standing from states qualified to do business (with a date down to closing date of certificate from state of organization)			DW / Loan Parties	Complete

	d. Resolutions			DW / Loan Parties	Complete

	e. Incumbency			DW / Loan Parties	Complete

7	Adway Secretary’s Certificate, certifying or attaching the following:			DW / Loan Parties	Complete

a.                Certificate / Articles of Formation (Certified by Secretary of State) (as amended to (i) opt out of Article 8, (ii) change name of manager to New So Cal and (iii) provide for non-certification of membership interests)

				DW / Loan Parties	Complete

	b. Operating Agreement (as amended to (i) provide for transferability of membership interests and (ii) change of sole member to New So Cal)			DW / Loan Parties	Complete

21

	DOCUMENT	DOCUMENT NUMBER	SIGNATORIES	RESPONSIBLE PARTY	STATUS
	c. Good Standing from states qualified to do business (with a date down to closing date of certificate from state of organization)			DW / Loan Parties	Complete

	d. Resolutions			DW / Loan Parties	Complete

	e. Incumbency			DW / Loan Parties	Complete

VIII.	Borrowing Documents

1.	Borrowing Base Certificate			DW / Loan Parties	Complete

2.	Notice of Borrowing	CHI-1786961	☒ TCAM	JD / Loan Parties	Complete

3.	Disbursement Direction Letter,	CHI-1786944	☒ TCAM	JD / Loan Parties	Complete

	a. Funds Flow Statement attached to Disbursement Direction Letter			JD / Loan Parties	Complete

IX.	Legal Opinions and Certificates

1.	DW Opinion (including local real estate opinions with regard to the Eagan, MN mortgage)			DW	Complete

2.	Opinion of Local Alabama counsel (Corporate matters)			Local Counsel / DW	Complete

3.	Local Real Estate Opinions				Complete

22

	DOCUMENT	DOCUMENT NUMBER	SIGNATORIES	RESPONSIBLE PARTY	STATUS

a.     3400 International Park Drive, Atlanta, Georgia (DeKalb County)

b.     2875 West Penn Street, North Liberty, Iowa (Johnson County)

c.     4100 North Kimball Drive, Kansas City, Missouri (Clay County)

d.     1951 North Bailey Road, North Jackson, Ohio (Mahoning County)

e.     3717 Bell Street, Janesville, Wisconsin (Rock County)

4.	Solvency Certificate of Loan Parties, together with a pro forma balance sheet dated as of December 31, 2010 giving effect to the merger, the financing and the issuance of the subordinated debt.	CHI-1786866	☒ Patriot	DW / Loan Parties	Complete

5.

Closing Certificate of a Senior Officer of each Loan Parry certifying, (a) no Default or Event of Default exists or would result from any of the Transactions, (b) the mezzanine loan has been issued by the Sponsor and the proceeds of not less than $15,000,000 thereof have been received by the Parent, (c) Availability on a pro forma basis after giving effect to all Transactions is at least $12,000,000, (d) the reps and warranties are accurate as of the Closing Date, (e) the equity roll-over has occurred, and (f) all conditions Precedent and other actions required by the Loan Agreement have been satisfied.

		CHI-1786842	☒ TCAM ☒ TCAO ☒ TA Logistics ☒ FV Leasing ☒ So Cal ☒ Adway	DW / Loan Parties	Complete

X.	Insurance	—	—	—	—

1.	Copy of insurance policies of Loan Parties in such amounts and such deductibles and with endorsements reasonably acceptable to the Agent	—	—	—

23

	DOCUMENT	DOCUMENT NUMBER	SIGNATORIES	RESPONSIBLE PARTY	STATUS
2.	Certificate of Insurance for each Loan Party naming Agent as loss payee with respect to property insurance and as a certificate holder with respect to liability insurance	—	—	DW / Loan Parties	Complete

	a. Certificate for TCAM - Property and Business Interruption (Hartford Fire Insurance Co.; A Hartford Ins Co)	—	—	—	Complete

	b. Policy Declarations for TCAM Flood Insurance (Hartford Fire — Primary, Lloyds of London — Excess)	—	—	—	Complete

	c. Certificate for TCAM Liability plus Catastrophe Physical Damage (Great West Casualty)	—	—	—	Complete

	d. Certificate for SoCal Liability and Cargo & Trailer Interchng Physical (American Fire and Casualty Co/Great West Casualty Company)	—	—	—	Complete

	e. Certificate for SoCal Property (Hartford Fire Insurance Company)	—	—	—	Complete

	f. Certificate for SoCal Excess Liability up to $1MM, $3MM and $5MM (Westchester Fire Insurance Co., Axis Specialty Limited, Gemini Insurance Co.)	—	—	—	Complete

3.	Lenders’ Loss Payee Endorsements for all casualty policies of the Loan Parties	—	—	DW / Loan Parties	Complete

	a. Endorsement - Lender’s Loss Payable Clause for TCAM Property and Business Interruption (Hartford Fire Insurance Co.; A Hartford Ins Co)	—	—	—	Complete

	b. Endorsement — Lender’s Loss Payable Clause for TCAM Liability plus Catastrophe Physical Damage (Great West Casualty)	—	—	—	Complete

24

	DOCUMENT	DOCUMENT NUMBER	SIGNATORIES	RESPONSIBLE PARTY	STATUS
	c. Endorsement - Lender’s Loss Payable Clause for SoCal Cargo & Trailer Interchng Physical and Liability (American Fire and Casualty Co/Great West Casualty Company)	—	—	—	Complete

	d. Endorsement - Lender’s Loss Payable Clause for SoCal Property (Hartford Fire Insurance Company)	—	—	—	Complete

4.	Sole loss payee letter with regard to each casualty policy of each Loan Party	—	—	DW / Loan Parties	Complete

	a. Sole Lender Loss Payee Letter for TCAM Property and Business Interruption (Hartford Fire Insurance Co.; A Hartford Ins Co)	—	—	—	Complete

	b. Additional Interest List for TCAM Property and Business Interruption (Hartford Fire Insurance Co.; A Hartford Ins Co)	—	—	—	Complete

	c. Sole Mortgagee Letter (Primary) for TCAM Flood Insurance (Hartford Fire — Primary)	—	—	—	Complete

	d. Sole Mortgagee Letter (Excess) for TCAM Flood Insurance (Lloyds of London - Excess)	—	—	—	Complete

	e. Sole Lender Loss Payee Letter for TCAM Liability plus Catastrophe Physical Damage (Great West Casualty)	—	—	—	Complete

	f. Sole Loss Payee Letter for SoCal Liability and Cargo & Trailer Interchng Physical (American Fire and Casualty Co/Great West Casualty Company)	—	—	—	Complete

	g. Sole Loss Payee Letter for SoCal Property (Hartford Fire Insurance Company)	—	—	—	Complete

5.	Confirmation letters for the insurers of New So Cal of the continuation of coverage under the So Cal policies	—	—	DW / Loan Parties	Complete

25

	DOCUMENT	DOCUMENT NUMBER	SIGNATORIES	RESPONSIBLE PARTY	STATUS
	a. SoCal Liability and Cargo & Trailer Interchng Physical — Continuance of Coverage Letter from Great West	—	—	—	Complete

	b. SoCal Liability and Cargo & Trailer Interchng Physical — Continuance of Coverage Letter from American Fire & Casualty	—	—	—	Complete

XI	Morger Documents

1.

Certificate of Parent, (i) certifying and attaching fully-executed copies each material agreement and other document associated with the Merger, along with all exhibits and schedules relating thereto, including those listed below and (ii) that all transactions contemplated by such documents (other than the working capital adjustment procedures) have been performed and Complete in accordance with the terms of such agreements (as set forth in such agreements).

		CHI-1786846	☒ Patriot	DW / Loan Parties	Complete, except needs to be dated, brackets removed from dates in exhibits, and to include all exhibit attachments

	a. Merger Agreement b. Contribution Agreement c. a copy of So Cal’s certified board resolutions authorizing the Merger in accordance with the Merger Agreement d. [other material merger documents]		—	—

	(ii) certifying that, in connection with the consummation of the Merger, all approvals or consents (including under any Change of Control or anti-assignment restriction) that are needed from any authority or third party (as detailed in such certificate) have been obtained and are attached (including any Antitrust approval necessary), together with copies thereof, including the following:	CHI-1786846 (see above)	—	—	Complete, except needs to be dated, brackets removed from dates in exhibits, and to include all exhibit attachments

26

	DOCUMENT	DOCUMENT NUMBER	SIGNATORIES	RESPONSIBLE PARTY	STATUS
	e. Leases / financing agreements		—	—
	1. Wells Fargo				Complete
	2. GECC				Complete
	3. Daimler				Complete
	4. Bancorp South				Complete
	5. Peoples Leasing				Complete
	f. approvals or consents necessary in connection with the transactions		—	—
	c. Alabama Trucking Association Workers’ Compensation Self-Insurance Fund		—	—	Complete
a. Consent Agreement
b. Participation Agreement
d. A copy of the filed Merger Certificate certified by the Secretary of State of Alabama

XII.	Post-Closing

1.	Surveys (new or recertified relating to the initial mortgaged real property)

2.	Revised Title Insurance Policies for each owned parcel of real property removing any survey exceptions

3.	Mortgage and all other items required in items 1- 6 of Section IV above with respect to TCAM’s parcel of real property located at 3651 and 3643 Bell Street, Janesville, Wisconsin (Rock County)

4.	Opinion of Wisconsin local counsel regarding real estate matters With regard to the real property described immediately above

27

	DOCUMENT	DOCUMENT NUMBER	SIGNATORIES	RESPONSIBLE PARTY	STATUS
5.	Final insurance certificates with regard to the flood insurance and excess flood insurance relating to TCAM’s 3400 International Park Drive SE, Atlanta, GA Mortgaged Property

6.	Good Standing Certificate for New, So Cal certified from the Secretary of State of Alabama

7.	Replacement Property Insurance Policy for New So Cal, together with: a. Certificate of Insurance b. Loss Payee endorsement in favor of Agent b. Sole Loss Payee Letter in favor of Agent

8.	Reissued Stock Certificate of New So Cal (in the name of New SoCal), together with:
a. New Stock Power executed in blank by Parent
b. Irrevocable Proxy executed by Parent in favor of the Agent

XIII.	Miscellaneous

1.	Payment of fees / expenses			Loan Parties

2.	Audited (or in the case of 2009, reviewed) Consolidated Financial Statements for the fiscal years ending 2007, 2008 and 2009 (Old SoCal and its Subsidiaries)			Loan Parties

3.	Unaudited Interim Consolidated Financial Statements dated March 31, June 30, September, 30, 2010 (quarterly), and October 31 and N November 30, 2010 (monthly) (Old SoCal and its Subsidiaries]			Loan Parties

28

	DOCUMENT	DOCUMENT NUMBER	SIGNATORIES	RESPONSIBLE PARTY	STATUS
4.	Projected Income Statements, Balance Sheets and Cash Flow Statements			Loan Parties

5.	Pro Forma Balance Sheet			Loan Parties

6.	Collateral Field Examination Documents			Loan Parties

7.	Appraisal of Included Rolling Stock, together with reconciliation and update of Original Rolling Stock Appraisal			Loan Parties

8.	Appraisals of Real Estate			Loan Parties

9.	Quality of Earnings Report			Loan Parties

29

ANNEX 1

TO

CLOSING DOCUMENT LIST

Stock Certificates to be delivered

Grantor	Issuer	Certificate No.	No. Shares / Interest	Percent Pledged
Parent	TCAM			100%
Parent	Merger Sub			100%
Parent	SoCal			100%
TCAM	TCAO			100%
TCAM	TA Logistics			100%
TCAM	FV Leasing			100%

30

Promissory Notes to be delivered

Grantor	Issuer	Principal Amount

31

ANNEX 2

TO

CLOSING DOCUMENT LIST

Lien Search Locations

32

ANNEX 3

TO

CLOSING DOCUMENT LIST

LaSalle UCC Filings to be Terminated

33

SCHEDULE 8.4.4

Vehicles; Included Rolling Stock

(See attached.)

Company Asset No Description Mfg Serial No Net Book Value State Registered TeAM Roiling Stock· Trailers 21016 198728' FRUEHAUF F/DOLLY JC009132 Indiana 21031 1987 STRICK 48' DRY VAN 1S12E8488HD290000 800.00 Indiana 27803 1996 Strick 48'Insulated ETrac van; heaters and 1S12E9484TE406380 500.00 Indiana 27820 1996 Strick 48'Insulated ETrac van; heaters and 1S12E948XTE406397 500.00 Indiana 28008 1996 Strick 48' dry van 1S12E9480TE395037 500.00 Indiana 33219 1998 Stoughton 53' dry van with tires 1 DW1A5320WS169244 500.00 Indiana 33278 1999 Stoughton Dry Van 1DW1A5320XS277803 500.00 Indiana 33338 1999 STOUGHTON DRY VAN 1 DW1 A5327XS277863 500.00 Indiana 33367 1999 Stoughton Dry Van 1 DW1A5323XS277892 500.00 Indiana 37830 1999 Strick Dry Van WI Heater 1S12E9532XE440780 200.00 Indiana 37853 1999 Strick Dry Van WI Heater 1S12E953XXE440803 200.00 Indiana 37854 1999 Strick Dry Van WI Heater 1S12E9531XE440804 200.00 Indiana 37868 1999 Strick Dry Van WI Heater 1S12E9531XE440818 200.00 Indiana 37878 1999 Strick Dry Van WI Heater 1S12E9534XE440828 200.00 Indiana 37880 1999 Strick Dry Van WI Heater 1S12E9532XE440830 200.00 Indiana 37893 1999 Strick Dry Van WI Heater 1S12E9530XE440843 200.00 Indiana 37894 1999 Strick Dry Van WI Heater 1S12E9532XE440844 200.00 Indiana 37896 1999 Strick Dry Van WI Heater 1S12E9536XE440846 200.00 Indiana 37897 1999 Strick Dry Van WI Heater 1S12E9531XE440849 200.00 Indiana 37906 1999 Strick Dry Van WI Heater 1S12E9539XE440856 200.00 Indiana 37916 1999 Strick DryVan WI Heater 1S12E9531XE440866 200.00 Indiana 37925 1999 Strick Dry Van WI Heater 1S12E9532XE440875 200.00 Indiana 37926 1999 Strick Dry Van WI Heater 1S12E9534XE440876 200.00 Indiana 37928 1999 Strick Dry Van WI Heater 1S12E9538XE440878 200.00 Indiana 37934 1999 Strick Dry Van WI Heater 1S12E9533XE440884 200.00 Indiana 37945 1999 Strick Dry Van WI Heater 1 S12E9538XE440895 200.00 Indiana 37946 1999 Strick Dry Van WI Heater 1 S12E953XXE440896 200.00 Indiana 37954 1999 Strick Dry Van WI Heater 1S12E9535XE440904 200.00 Indiana 37955 1999 Strick Dry Van WI Heater 1S12E9537XE440905 200.00 Indiana 37957 1999 Strick Dry Van WI Heater 1S12E9530XE440907 200.00 Indiana 38004 1999 Strick Dry Van WI Heater 1S12E9539XE440954 200.00 Indiana 38019 1999 Strick Dry Van WI Heater 1S12E9530XE440969 200.00 Indiana 38021 1999 Strick Dry Van WI Heater 1S12E9539XE440971 200.00 Indiana 38024 1999 Strick Dry Van WI Heater 1S12E9534XE440974 200.00 Indiana 38027 2000 Strick Dry Van w/Heater 1S12E9536YE446163 200.00 Indiana 38028 2000 Strick Dry Van w/Heater 1S12E9538YE446184 368.64 Indiana 38029 2000 Strick Dry Van w/Heater 1S12E953XYE446165 200.00 Indiana 38030 2000 Strick Dry Van w/Heater 1S12E9531YE446166 200.00 Indiana 38031 2000 Strick Dry Van wlHeater 1S12E9533YE446167 200.00 Indiana 38032 2000 Strick Dry Van w/Heater 1S12E9535YE446168 200.00 Indiana 38033 2000 Strick Dry Van w/Heater 1S12E9537YE446169 200.00 Indiana 38034 2000 Strick Dry Van w/Heater 1S12E9533YE446170 369.50 Indiana 38035 2000 Strick Dry Van w/Heater 1S12E9535YE446171 200.00 Indiana 38036 2000 Strick Dry Van w/Heater 1S12E9537YE446172 367.81 Indiana 38037 2000 Strick Dry Van w/Heater 1S12E9539YE446173 200.00 Indiana 38038 2000 Strick Dry Van w/Heater 1S12E9530YE446174 200.00 Indiana 38039 2000 Strick Dry Van w/Heater 1S12E9532YE446175 369.50 Indiana 38040 2000 Strick Dry Van w/Heater 1S12E9534YE446176 200.00 Indiana 38041 2000 Strick Dry Van w/Heater 1S12E9535YE446171 200.00 Indiana 38042 2000 Strick Dry Van wlHeater 1S12E9538YE446178 200.00 Indiana 38043 2000 Strick Dry Van w/Heater 1S12E953XYE446179 200.00 Indiana 38044 2000 Strick Dry Van w/Heater 1S12E9536YE446160 369.50 Indiana 38045 2000 Strick Dry Van w/Heater 1S12E9538YE446181 367.81 Indiana 38046 2000 Strick Dry Van w/Heater 1S12E953XYE446182 200.00 Indiana * denotes Included Rolling Stock

Company Asset No Description Mfg Serial No Net Book Value Slate Registered TCAM Rolling Stock - Trailers 38047 2000 Strick Dry Van w/Heater 1S12E9531YE446183 200.00 Indiana 38048 2000 Strick Dry Van w/Heater 1S12E9533YE446184 200.00 Indiana 38049 2000 Strick Dry Van w/Heater 1S12E9535YE446185 200.00 Indiana 38050 2000 Strick Dry Van w/Heater 1S12E9537YE446186 200.00 Indiana 38051 2000 Strick Dry Van w/Heater 1S12E9539YE446187 200.00 Indiana 38052 2000 Strick Dry Van w/Heater 1 S12E9530YE446188 200.00 Indiana 38053 2000 Strick Dry Van w/Heater 1 S12E9532YE446189 369.50 Indiana 38054 2000 Strick Dry Van w/Heater 1 S12E9539YE446190 3G9.50 Indiana 38055 2000 Strick Dry Van w/Heater 1S12E9530YE446191 200.00 Indiana 38056 2000 Strick Dry Van w/Heater 1S12E9532YE446192 200.00 Indiana 38057 2000 Strick Dry Van w/Heater 1S12E9534YE446193 200.00 Indiana 38058 2000 Strick Dry Van w/Heater 1S12E9536YE446194 200.00 Indiana 38059 2000 Strick Dry Van w/Heater 1 S12E9538YE446195 369.50 Indiana 38060 2000 Strick Dry Van w/Heater 1S12E953XYE446196 369.50 Indiana 38061 2000 Strick Dry Van w/Heater 1S12E9531YE446197 369.50 Indiana 38062 2000 Strick Dry Van w/Heater 1 S12E9533YE446198 200.00 Indiana 38063 2000 Strick Dry Van w/Heater 1S12E9535YE446199 369.50 Indiana 38065 2000 Strick Dry Van w/Heater 1 S12E953XYE446201 369.50 Indiana 38066 2000 Strick Dry Van w/Heater 1S12E9531YE446202 200.00 Indiana 38067 2000 Strick Dry Van w/Heater 1S12E9533YE446203 369.50 Indiana 38068 2000 Strick Dry Van wlHeater 1S12E9535YE446204 200.00 Indiana 38069 2000 Strick Dry Van w/Heater 1S12E9537YE446205 200.00 Indiana 38070 2000 Strick Dry Van w/Heater 1 S12E9539YE446206 200.00 Indiana 38071 2000 Strick Dry Van w/Heater 1S12E9530YE446207 200.00 Indiana 38072' 2000 Strick Dry Van wlHeater 1S12E9532YE446208 200.00 Indiana 38073 2000 Strick Dry Van w/Heeter 1S12E9534YE446209 369.50 Indiana 38074 2000 Strick Dry Van w/Heater 1S12E9530YE446210 369.50 Indiana 38075 2000 Strick Dry Van w/Heater 1S12E9532YE446211 200.00 Indiana 38076 2000 Strick Dry Van w/Heater 1S12E9534YE446212 200.00 Indiana 38077 2000 Strick Dry Van w/Heater IS12E9536YE446213 200.00 Indiana 38078 2000 Strick Dry Van w/Heater IS12E9538YE446214 200.00 Indiana 38079 2000 Strick Dry Van w/Heater IS12E953XYE446215 200.00 Indiana 38080 2000 Strick Dry Van wlHeater IS12E9531YE446216 200.00 Indiana 38081 2000 Strick Dry Van w/Heater 1S12E9533YE446217 369.50 Indiana 38082 2000 Strick Dry Van w/Heater IS12E9535YE446218 200.00 Indiana 38083 2000 Strick Dry Viln w/Heater 1S12E9537YE446219 200.00 Indiana 38084 2000 Strick Dry Van w/Heater ISI2E9533YE446220 200.00 Indiana 38085 2000 Strick Dry Van w/Heater IS12E9535YE446221 369.50 Indiana 38086 2000 Strick Dry Van w/Heater IS12E9537YE446222 369.50 Indiana 38087 2000 Strick Dry Van w/Heater 1S12E9539YE446223 369.50 Indiana 38088 2000 Strick Dry Van w/Heilter IS12E9530YE446224 369.50 Indiana 38089 2000 Strick Dry Van w/Heater IS12E9532YE446225 200.00 Indiana 38090 2000 Strick Dry Van w/Heater 1S12E9534YE446226 369.50 Indiana 38092 2000 Strick Dry Van w/Heater lS12E9538YE446228 369.50 Indiana 38093 2000 Strick Dry Van w/Heater IS12E953XYE446229 369.50 Indiana 38094 2000 Strick Dry Van w/Heater IS12E9536YE446230 369.50 Indiana 38095 2000 Strick Dry Van w/Heater 1 S12E9538YE446231 369.50 Indiana 38096 2000 Strick Dry Van w/Heater IS12E953XYE446232 369.50 Indiana 38097 2000 Strick Dry Van w/Heater 1S12E9531YE446233 369.50 Indiana 38099 2000 Strick Dry Van w/Heater 1S12E9535YE446235 369.50 Indiana 38100 2000 Strick Dry Van w/Heater IS12E9537YE446236 369.50 Indiana 38101 20DO Strick Dry Van w/Heater 1S12E9539YE446237 369.50 Indiana 38102 2000 Strick Dry Van w/Heater 1 S12E9530YE446238 369.50 Indiana 38104 2000 Strick Dry Van w/Heater IS12E9539YE446240 369.50 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TeAM Rolling Stock - Trailers 38105 2000 Strick Dry Van w/Heater 1S12E9530YE446241 369.50 Indiana 38106 2000 Strick Dry Van w/Heater 1S12E9532YE446242 369.50 Indiana 38107 2000 Strick Dry Van w/Heater 1S12E9534YE446243 369.50 Indiana 38109 2000 Strick Dry Van w/Heater 1S12E9538YE446245 369.50 Indiana 38110 2000 Strick Dry Van w/Heater 1S12E953XYE446246 369.50 Indiana 38111 2000 Strick Dry Van w/Heater 1S12E9531YE446247 369.50 Indiana 38112 2000 Strick Dry Van w/Heater 1S12E9533YE446248 369.50 Indiana 38114 2000 Strick Dry Van w/Heater 1S12E9531YE446250 369.50 Indiana 38115 2000 Strick Dry Van w/Heater 1S12E9533YE446251 369.50 Indiana 38117 2000 Strick Dry Van w/Heater 1S12E9537YE446253 369.50 Indiana 36118 2000 Strick 01)' Van w/Heater 1S12E9539YE446254 369.50 Indiana 38119 2000 Strick 01)' Van w/Heater 1S12E9530YE446255 369.50 Indiana 38120 2000 Strick Dry Van w/Heater 1S12E9532YE446256 369.50 Indiana 38121 2000 Strick 01)' Van wlHeater 1S12E9534YE446257 369.50 Indiana 38122 2000 Strick 01)' Van wlHeater 1S12E9536YE446258 369.50 Indiana 38123 2000 Strick DI)' Van wlHeater 1S12E9538YE446259 369.50 Indiana 38124 2000 Strick 01)' Van w/Heater 1S12E9534YE446260 369.50 Indiana 38125 2000 Strick Dry Van w/Heater 1S12E9536YE446261 369.50 Indiana 38126 2000 Strick 01)' Van w/Heater 1S12E953BYE446262 369.50 Indiana 38127 2000 Strick 01)' Van wlHeater 1S12E953XYE446313 369.50 Indiana 38128 2000 Strick 01)' Van wlHeater 1S12E9531YE446314 369.50 Indiana 36129 2000 Strick Dry Van wlHeater 1S12E9533YE446315 369.50 Indiana 381302000 Strick 01)' Van wlHeater 1S12E9535YE446316 369.50 Indiana 36131 2000 Strick Dry Van w/Heater 1S12E9537YE446317 369.50 Indiana 36132 2000 Strick Dry Van w/Heater 1S12E9539YE446318 369.50 Indiana 361332000 Strick Dry Van wlHeater 1S12E9530YE446319 369.50 Indiana 38134 2000 Strick DI)' Van w/Heater 1 S12E9537YE446320 369.50 Indiana 38135 2000 Strick DI)' Van wlHeater 1 S12E9539YE446321 369.50 Indiana 36136 2000 Strick Dry Van wlHeater 1S12E9530YE446322 369.50 Indiana 36137 2000 Strick DI)' Van wlHeater 1S12E9532YE446323 369.50 Indiana 36138 2000 Strick Dry Van w/Heater 1S12E9534YE446324 369.50 Indiana 38139 2000 Strick 01)' Van wlHeater 1S12E9536YE446325 369.50 Indiana 36140 2000 Strick 01)' Van w/Heater 1S12E9538YE446326 369.50 Indiana 38141 2000 Strick 01)' Van w/Heater 1S12E953XYE446327 369.50 Indiana 38142 2000 Strick 01)' Van w/Heater 1S12E9531YE446328 369.50 Indiana 38143 2000 Strick 01)' Van w/Heater 1S12E9533YE446329 369.50 Indiana 36144 2000 Strick Dry Van w/Heater 1S12E953XYE446330 369.50 Indiana 38145 2000 Strick 01)' Van w/Heater 1S12E9531YE446331 369.50 Indiana 38146 2000 Strick 01)' Van wlHeater 1S12E9533YE446332 369.50 Indiana 38147 2000 Strick 01)' Van wlHeater 1S12E9535YE446333 369.50 Indiana 38148 2000 Strick 01)' Van wlHeater 1S12E9537YE446334 369.50 Indiana 36149 2000 Strick 01)' Van w/Heater 1S12E9539YE446335 369.50 Indiana 36150 2000 Strick 01)' Van wlHeater 1S12E9530YE446336 369.50 Indiana 38151 2000 Strick Dry Van w/Heater 1S12E9532YE446337 369.50 Indiana 38152 2000 Strick 01)' Van w/Heater 1S12E9534YE446338 369.50 Indiana 38153 2000 Strick 01)' Van w/Heater 1S12E9536YE446339 369.50 Indiana 38154 2000 Strick Dry Van wlHeater 1S12E9532YE446340 369.50 Indiana 38155 2000 Strick Dry Van wlHeater 1S12E9534YE446341 369.50 Indiana 38156 2000 Strick 01)' Van wlHeater 1S12E9536YE446342 369.50 Indiana 38157 2000 Strick 01)' Van w/Heater 1S12E9538YE446343 369.50 Indiana 38156 2000 Strick 01)' Van w/Heater 1 S12E953XYE446344 369.50 Indiana 38159 2000 Strick Dry Van wlHeater 1S12E9531YE446345 369.50 Indiana 38160 2000 Strick 01)' Van w/Heater 1S12E9533YE446346 369.50 Indiana 38161 2000 Strick 01)' Van w/Heater 1S12E9535YE446347 369.50 Indiana

Company Asset No Description Mfg Serial No Net Book Value Slate Registered TeAM Rolling Stock - Trailers 38162 2000 Strick Dry Van w/Heater 1S12E953TYE446348 369.50 indiana 38164 2000 Strick Dry Van w/Heater 1S12E9535YE446350 369.50 Indiana 38165 2000 Strick Dry Van w/Heater 1S12E953TYE446351 369.50 Indiana 38166 2000 Strick Dry Van w/Heater 1S12E9539YE446352 369.50 Indiana 38167 2000 Strick Dry Van w/Heater 1S12E9530YE446353 3~9.50 Indiana 381682000 Strick Dry Van w/Heater 1S12E9532YE446354 369.50 Indiana 38169 2000 Strick Dry Van w/Heater 1S12E9534YE446355 369.50 Indiana 38170 2000 Strick Dry Van w/Heater 1S12E9536YE446356 369.50 indiana 38171 2000 Strick Dry Van w/Heater 1S12E9538YE446357 369.50 Indiana 38172 2000 Strick Dry Van w/Heater 1S12E953XYE446358 369.50 Indiana 38173 2000 Strick Dry Van w/Heater 1S12E9531YE446359 369.50 Indiana 38175 2000 Strick Dry Van w/Heater 1S12E953XYE446361 369.50 Indiana 38176 2000 Strick Dry Van w/Heater 1S12E9531YE446362 369.50 indiana 38177 2000 Strick Dry Van w/Heater 1S12E9533YE446363 369.50 Indiana 38178 2000 Strick Dry Van w/Heater 1S12E9535YE446364 369.50 Indiana 38179 2000 Strick Dry Van w/Heater 1S12E953TYE446365 369.50 Indiana 38180 2000 Strick Dry Van w/Heater 1S12E9539YE446366 369.50 Indiana 38181 2000 Strick Dry Van w/Heater 1S12E9530YE446367 369.50 Indiana 36182 2000 Strick Dry Van w/Heater 1S12E9532YE446368 369.50 Indiana 38183 2000 Strick Dry Van w/Heater 1S12E9534YE446369 369.50 indiana 36184 2000 Strick Dry Van w/Heater 1S12E9530YE446370 369.50 indiana 38185 2000 Strick Dry Van w/Heater 1S12E9532YE446371 369.50 indiana 38186 2000 Strick Dry Van w/Heater 1S12E9534YE446372 369.50 Indiana 38187 2000 Strick Dry Van w/Heater 1S12E9536YE446373 369.50 indiana 38188 2000 Strick Dry Van w/Heater 1S12E9538YE446374 369.50 indiana 381892000 Strick Dry Van w/Heater 1S12E953XYE446375 369.50 Indiana 381902000 Strick Dry Van w/Heater 1S12E9531YE446376 369.50 Indiana 38191 2000 Strick Dry Van w/Heater 1S12E9533YE446377 369.50 indiana 381922000 Strick Dry Van w/Heater 1S12E9535YE446378 369.50 indiana 38193 2000 Strick Dry Van w/Heater 1S12E9537YE446379 369.50 Indiana 38194 2000 Strick Dry Van w/Heater 1S12E9533YE446380 369.50 Indiana 381952000 Strick Dry Van w/Heater 1S12E9535YE446381 369.50 Indiana 38196 2000 Strick Dry Van w/Heater 1S12E9537YE446382 369.50 Indiana 38197 2000 Strick Dry Van w/Heater 1S12E9539YE446383 369.50 indiana 381982000 Strick Dry Van w/Heater 1S12E9530YE446384 369.50 Indiana 38199 2000 Strick Dry Van w/Heater 1S12E9532YE446385 369.50 Indiana 38200 2000 Strick Dry Van w/Heater 1S12E9534YE446386 369.50 indiana 38201 2000 Strick Dry Van w/Heater 1S12E9536YE446387 369.50 indiana 38202 2000 Strick Dry Van w/Heater 1S12E9538YE446388 369.50 indiana 38203 2000 Strick Dry Van w/Heater 1S12E953XYE446389 369.SO indiana 38204 2000 Strick Dry Van w/Heater 1S12E9536YE446390 369.50 Indiana 38205 2000 Strick Dry Van w/Heater 1S12E953BYE446391 369.SO indiana 38206 2000 Strick Dry Van w/Heater 1S12E953XYE446392 369.50 indiana 38207 2000 Strick Dry Van w/Heater 1S12E9531YE446393 369.50 indiana 38208 2000 Strick Dry Van w/Heater 1S12E9533YE446394 369.50 indiana 38209 2000 Strick Dry Van w/Heater 1S12E9535YE446395 369.50 Indiana 38210 2000 Strick Dry Van w/Heater 1S12E9537YE446396 369.50 indiana 38211 2000 Strick Dry Van w/Heater 1S12E9539YE446397 369.50 indiana 38213 2000 Strick Dry Van w/Heater 1S12E9532YE446399 369.50 indiana 38214 2000 Strick Dry Van w/Heater 1S12E9535YE446400 369.SO Indiana 38215 2000 Strick Dry Van w/Heater 1S12E9537YE446401 369.SO Indiana 38216 2000 Strick Dry Van w/Heater 1S12E9539YE446402 369.SO Indiana 38217 2000 Strick Dry Van w/Heater 1S12E9530YE446403 369.50 Indiana 38218 2000 Strick Dry Van w/Heater 1S12E9532YE446404 369.50 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TeAM Rolling Stock - Trailers 38219 2000 Strick Dry Van wlHeater 1S12E9534YE446405 369.50 Indiana 38220 2000 Strick Dry Van WI Heater 1 S12E9536YE446406 53S.86 Indiana 38221 2000 Strick Dry Van WI Heater 1S12ES538YE446407 539.86 Indiana 38222 2000 Strick Dry Van w/Heater 1S12E953XYE446408 36S.50 Indiana 38223 2000 Strick Dry Van w/Heater 1S12E9531YE44640S 369.50 Indiana 38224 2000 Strick Dry Van w/Heater 1S12E95J8YE446410 369.50 Indiana 38225 2000 Strick Dry Van wlHeater 1S12E953XYE446411 369.50 Indiana 38226 2000 Strick Dry Van WI Heater 1S12E9531YE446412 53S.6S Indiana 38227 2000 Strick Dry Van w/Heater 1S12ES53XYE455108 369.50 Indiana 38228 2000 Strick Dry Van WI Heater 1 S12E9531YE4551 09 539.86 Indiana 38229 2000 Strick Dry Van w/Heater 1S12ES538YE455110 369.50 Indiana 38230 2000 Strick Dry Van w/Heater 1S12ES53XYE455111 369.50 Indiana 38231 2000 Strick Dry Van w/Heater 1S12E9531YE455112 369.50 Indiana 38232 2000 Strick Dry Van WI Heater 1S12E9533YE455113 539.B6 Indiana 38233 2000 Strick Dry Van w/Heater 1S12E9535YE455114 369.50 Indiana 38234 2000 Strick Dry Van w/Heater 1S12E9537YE455115 369.50 Indiana 38235 2000 Strick Dry Van w/Heater 1S12E9539YE455116 369.50 Indiana 38236 2000 Strick Dry Van wlHeater 1S12ES530YE455117 36S.50 Indiana 38237 2000 Strick Dry Van wlHeater 1S12E9532YE455118 369.50 Indiana 38238 2000 Strick Dry Van wlHeater 1S12E9534YE455119 369.50 Indiana 38239 2000 Strick Dry Van wlHeater 1S12E9530YE455120 369.50 Indiana 38240 2000 Strick Dry Van wlHeater 1S12E9532YE455121 369.50 Indiana 38241 2000 Strick Dry Van WI Heater 1S12E9534YE455122 539.B6 Indiana 38242 2000 Strick Dry Van WI Heater 1 S12E9536YE455123 539.B6 Indiana 38243 2000 Strick Dry Van wlHeater 1S12E9538YE455124 369.50 Indiana 3B244 2000 Strick Dry Van wlHeater 1S12E953XYE455125 369.50 Indiana 38245 2000 Strick Dry Van WI Heater 1S12E9531YE455126 539.B6 Indiana 38246 2000 Strick Dry Van WI Heater 1S12E9533YE455127 53S.B6 Indiana 38247 2000 Strick Dry Van WI Heater 1S12E9535YE455128 539.86 Indiana 3824B 2000 Strick Dry Van wlHeater 1S12E9537YE456129 36S.50 Indiana 38249 2000 Strick Dry Van WI Heater 1S12E9533YE455130 539.86 Indiana 38250 2000 Strick Dry Van wlHeater 1S12E9535YE455131 369.50 Indiana 38251 2000 Strick Dry Van WI Heater 1S12ES537YE455132 539.86 Indiana 38252 2000 Strick Dry Van w/Heater 1S12E9539YE455133 369.50 Indiana 38253 2000 Strick Dry Van WI Heater 1S12E9530YE455134 539.86 Indiana 38254 2000 Strick Dry Van WI Heater 1S12E9532YE455135 539.86 Indiana 38255 2000 Strick Dry Van WI Heater 1S12E9534YE455136 539.86 Indiana 38256 2000 Strick Dry Van WI Heater 1S12E9536YE455137 539.B6 Indiana 38257 2000 Strick Dry Van WI Heater 1S12E9538YE455138 539.86 Indiana 38258 2000 Strick Dry Van WI Heater 1 S12ES53XYE455139 539.86 Indiana 38259 2000 Strick Dry Van WI Heater 1S12E9536YE455140 539.86 Indiana 38260 2000 Strick Dry Van WI Heater 1 S12E9538YE455141 539.86 Indiana 38261 2000 Strick Dry Van WI Heater 1S12E953XYE455142 539.86 Indiana 38262 2000 Strick Dry Van WI Heater 1S12E9531YE455143 539.86 Indiana 38263 2000 Strick Dry Van WI Heater 1S12ES533YE455144 539.86 Indiana 38264 2000 Strick Dry Van WI Heater 1S12E9535YE455145 539.86 Indiana 38265 2000 Strick Dry Van WI Heater 1S12E9537YE455146 539.B6 Indiana 38266 2000 Strick Dry Van WI Heater 1S12E9539YE455147 539.86 Indiana 38267 2000 Strick Dry Van WI Heater 1S12E9530YE455148 539.86 Indiana 38268 2000 Strick Dry Van WI Heater 1S12E9532YE455149 539.86 Indiana 38269 2000 Strick Dry Van WI Heater 1S12E9539YE455150 53S.86 Indiana 38270 2000 Strick Dry Van WI Heater 1S12E9530YE455151 539.86 Indiana 38271 2000 Strick Dry Van WI Heater 1S12E9532YE455152 539.86 Indiana 38272 2000 Strick Dry Van WI Heater 1S12E9534YE455153 539.86 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock - Trailers 38273 2000 Strick Dry Van WI Heater 1512E9536YE455154 539.86 Indiana 38274 2000 Strick Dry Von WI Heater 1512E9538YE455155 539.86 Indiana 38275 2000 Strick Dry Von WI Heater 1512E953XYE455156 539.86 Indiana 38276 2000 Strick Dry Van WI Heater 1512E9531YE455157 539.86 Indiana 38277 2000 Strick Dry Van WI Heater 1512E9533YE455159 539.86 Indiana 38278 2000 Strick Dry Van WI Heater 1512E9535YE455159 539.86 Indiana 38279 2000 Strick Dry Van WI Heater 1512E9531YE455160 539.86 Indiana 38280 2000 Strick Dry Van WI Heater 1S12E9533YE455161 539.8S Indiana 38281 2000 Strick Dry Van WI Heater 1S12E9535YE455162 539.86 Indiana 38282 2000 Strick Dry Van WI Heater 1S12E9537YE455163 539.86 Indiana 38283 2000 Strick Dry Van WI Heater 1S12E9539YE455164 539.86 Indiana 38284 2000 Strick Dry Van WI Heater 1S12E9530YE455165 539.86 Indiana 38285 2000 Strick Dry Van WI Heater 1S12E9532YE455166 539.86 Indiana 38286 2000 5trick Dry Van WI Heater 1S12E9534YE455167 539.86 Indiana 38287 2000 Strick Dry Van WI Heater 1S12E9536YE455168 539.86 Indiana 38288 2000 Strick Dry Van WI Heater 1S12E9538YE455169 539.86 Indiana 38289 2000 Strick Dry Van WI Heater 1512E9534YE455170 539.86 Indiana 38290 2000 Strick Dry Van WI Heater 1S12E9536YE455171 539.96 Indiana 38291 2000 Strick Dry Van WI Heater 1512E9538YE455172 539.86 Indiana 38293 2000 Strick Dry Van WI Heater 1S12E9531YE455174 539.86 Indiana 38294 2000 Strick Dry Van WI Heater 1512E9533YE455175 539.86 Indiana 38295 2000 Strick Dry Van WI Heater 1S12E9535YE455176 539.96 Indiana 38296 2000 Strick Dry Van WI Heater 1S12E9537YE455177 539.86 Indiana 38297 2000 Strick Dry Van WI Heater 1S12E9539YE455179 539.96 Indiana 38298 2000 Strick Dry Van WI Heater 1S12E9530YE455179 539.96 Indiana 38299 2000 Strick Dry Von Wllieater 1 S12E9537YE455180 539.96 Indiana 38301 2000 Strick Dry Van WI Heater 1S12E9530YE455182 539.86 Indiana 39303 2000 Strick Dry Van WI Heater 1512E9534YE455184 539.86 Indiana 38305 2000 Strick Dry Van WI Heater 1~12E9539YE455186 539.86 Indiana 38306 2000 Strick Dry Van WI Heater 1S12E953XYE455187 539.86 Indiana 38307 2000 Strick Dry Van WI Heater 1S12E9531YE455188 539.86 Indiana 38308 2000 Strick Dry Van WI Heater 1S12E9533YE455189 539.86 Indiana 38309 2000 Strick Dry Van WI Heater 1 S12E953XYE455190 539.86 Indiana 38310 2000 Strick Dry Van WI Heater 1S12E9531YE455191 539.86 Indiana 38312 2000 Strick Dry Van WI Heater 1S12E9535YE455193 539.86 Indiana 38313 2000 Strick Dry Van WI Heater 1S12E9537YE455194 539.86 Indiana 38314 2000 Strick Dry Van WI Heater 1S12E9539YE455195 539.86 Indiana 38315 2000 Strick Dry Van WI Heater 1512E9530YE455196 539.86 Indiana 38316 2000 Strick Dry Van WI Heater 1S12E9532YE455197 539.86 Indiana 38317 2000 Strick Dry Van WI Heater 1512E9534YE455198 539.86 Indiana 38318 2000 Strick Dry Van WI Heater 1S12E9536YE455199 539.86 Indiana 38319 2000 Strick Dry Van WI Heater 1512E9539YE455200 539.86 Indiana 38320 2000 Strick Dry Van WI Heater 1S12E9530YE455201 539.86 Indiana 38321 2000 Strick Dry Van WI Heater 1S12E9532YE455202 539.86 Indiana 38323 2000 Strick Dry Van WI Heater 1S12E9536YE455204 539.86 Indiana 38324 2000 Strick Dry Van WI Heater 1S12E9538YE455205 539.86 Indiana 38325 2000 Strick Dry Van WI Heater 1S12E953XYE455206 539.86 Indiana 38326 2000 Strick Dry Van WI Heater 1512E9531YE455207 539.86 Indiana 43923 1999 Strick Concept Dry Van Cap Lease 1S12E953XXE431843 200.00 Indiana 44066 1999 Strick Concept Dry Van Cap Lease 1S12E953XXE431986 200.00 Indiana 44096 1999 Strick Concept Dry Van Cap Lease 1512E9532XE432016 1,074.56 Indiana 44321 1999 Strick Concept Dry Van Cap Lease 1512E9539XE432241 930.50 Indiana 44352 1999 Strick Concept Dry Van Cap Lease 1512E9539XE432272 100.00 Indiana 44357 1999 Strick Concept Dry Van Cap Lease 1S12E9538XE432277 200.00 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TeAM Rolling Stock - Trailers 44464 1999 Strick Concept Dry Van Cap Lease 1S12E9533XE447415 436.05 Indiana 44499 1999 Strick Concept Dry Van Cap Lease 1 S12E953XXE447430 938.43 Indiana 44536 1999 Strick Concept Dry Van Cap Lease 1S12E9530XE447467 200.00 Indiana 44568 1999 Strick Concept Dry Van Cap Lease 1S12E9532XE447499 200.00 Indiana 44581 1999 Strick Concept Dry Van Cap Lease 1 S12E9539XE445457 100.00 Indiana 44594 1999 Strick Concept Dry Van Cap Lease 1S12E9531XE445470 426.66 Indiana 44595 1999 Strick Concept Dry Van Cap Lease 1S12E9533XE445471 631.72 Indiana 44635 1999 Strick Concept Dry Vall Cap Lease ~S12E9530XE445511 200.00 Indiana 44636 1999 Strick Concept Dry Van Cap Lease 1S12E9532XE445512 100.00 Indiana 44638 1999 Strick Concept Dry Van Cap Lease 1S12E9536XE445514 100.00 Indiana 44666 1999 Strick Concept Dry Van Cap Lease 1 S12E9530XE445542 631.72 Indiana 44678 1999 Strick Concept Dry Van Cap Lease 1S12E9537XE445554 1,065.23 Indiana 44684 1999 Strick Concept Dry Van Cap Lease 1S12E9532XE445560 200.00 Indiana 44698 1999 Strick Concept Dry Van Cap LeasE! 1S12E9532XE445574 200.00 Indiana 44752 1999 Strick Concept Dry Van Cap Lease 1S12E953XXE445628 200.00 Indiana 44753 1999 Strick Concept Dry Van Cap Lease 1S12E9531XE445629 200.00 Indiana 44799 1999 Strick Concept Dry Van Cap Lease 1S12E9538XE445675 200.00 Indiana 44830 1999 53' Strick Concept Van 1S12E9534XE445706 100.00 Indiana 44870 199953' Strick Concept Van 1S12E9535XE445746 100.00 Indiana 44879 199953' Strick Concept Van 1S12E9536XE445755 100.00 Indiana 44880 199953' Strick Concept Van 1S12E9538XE445756 100.00 Indiana 44895 199953' Strick Concept Vans 1S12E9534XE445771 100.00 Indiana 44934 199953' Strick Concept Van 1S12E953XXE445810 100.00 Indiana 44936 199953' Strick Concept Van 1S12E9533XE445812 100.00 Indiana 44937 1999 Strick 53' Concept Van 1S12E9535XE445813 100.00 Indiana 449413 1999 Strick 53' Concept Van 1S12E9536XE445822 100.00 Indiana 44951 1999 Strick 53' Concept Van 1S12E9535XE445827 100.00 Indiana 44956 1999 Strick 53' Concept Van 1 S12E9539XE445832 100.00 Indiana 44979 1999 Strick 53' Concept Van 1S12E953XXE445855 100.00 Indiana 45001 1999 Strick Dry Van 1 S12E9539XE445877 100.00 Indiana 45010 1999 Strick Dry Van 1 S12E953XXE445886 200.00 Indiana 45066 1999 Strick 53' Concept Van 1S12E9535XE445942 100.00 Indiana 45077 1999 Strick 53' Concept Van 1S12E953XXE445953 100.00 Indiana 45089 2000 Strick Concept Dry Van Lease-Back 1S12E9534YE445965 200.00 Indiana 45090 2000 Strick Concept Dry Van Lease-Back 1S12E9536YE445966 100.00 Indiana 45099 2000 Strick Concept Dry Van Lease-Back 1S12E9537YE445975 2,260.03 Indiana 45100 2000 Strick Concept Dry Van Lease-Back 1S12E9539YE445976 453.54 Indiana 45101 2000 Strick Concept Dry Van Lease-Back 1S12E9530YE445977 682.94 Indiana 45108 2000 Strick Concept Dry Van Lease-Back 1S12E9538YE445984 1,829.91 Indiana 45111 2000 Strick Concept Dry Van Lease-Back 1 S12E9533YE445987 200.00 Indiana 45112 2000 Strick Concept Dry Van Lease·Back 1S12E9535YE445988 100.00 Indiana 45114 2000 Strick Concept Dry Van Lease-Back 1S12E9533YE445990 2,162.91 Indiana 45116 2000 Strick Concept Dry Van Lease-Back 1S12E9537YE445992 2,260.03 Indiana 45124 2000 StrIck Concept Dry Van Lease-Back 1S12E9530YE446000 2,594.56 indiana 45128 2000 Strick Concept Dry Van Lease-Back 1S12E9538YE446004 999.28 Indiana . 45130 2000 Strick Concept Dry Van Lease-Back 1S12E9531YE446006 1,995.97 Indiana 45132 2000 Strick Concept Dry Van Lease-Back 1S12E9535YE446008 200.00 Indiana 45135 2000 Strick Concept Dry Van Lease-Back 1S12E9535YE446011 200.00 Indiana 45137 2000 Strick Concept Dry Van Lease-8ack 1S12E9539YE446013 2,162.91 Indiana 45138 2000 Strick Concept Dry Van Lease-Back 1S12E9530YE446014 2,260.03 Indiana 45142 2000 Strick Concept Dry Van Lease-8ack 1 S12E9538YE446018 2,518.10 Indiana 45143 2000 Strick Concept Dry Van Lease-8ack 1S12E953XYE446019 682.94 Indiana 45146 2000 Strick Concept Dry Van Lease-Back 1S12E953XYE446022 2,594.56 Indiana 45148 2000 Strick Concept Dry Van Lease-Back 1S12E9533YE446024 2,735.42 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TeAM Rolling Stock - Trailers 45149 2000 Strick Concept Dry Van Lease-Back 1S12E9535YE446025 100.00 Indiana 45154 2000 Strick Concept Dry Van Lease-Back 1S12E9539YE446030 200.00 Indiana 45156 2000 Strick Concept Dry Van Lease-Back 1S12E9532YE446032 1,829.91 Indiana 45161 2000 StrIck Concept Dry Van Lease-Back 1S12E9531YE446037 2,004.22 Indiana 45163 2000 StrIck Concept Dry Van Lease-Back 1S12E9535YE446039 200.00 Indiana 45167 2000 Strick Concept Dry Van Lease-Back 1S12E9537YE446043 200.00 Indiana 45169 2000 StrIck Concept Dry Van Lease-Back 1S12E9530YE446045 200.00 Indiana 45171 2000 Strick Concept Dry Van Lease-Back 1S12E9534YE446047 2,594.56 Indiana 45173 2000 Strick Concept Dry Van Lease-Back 1S12E9538YE446049 2.746.67 Indiana 45174 2000 StrIck Concept Dry Van Lease-Back 1S12E9534YE446050 2,811.96 Indiana 45176 2000 Strick Concept Dry Van Lease-Back 1S12E9538YE446052 454.67 Indiana 45177 2000 Strick Concept Dry Van Lease·Back 1S12E953XYE446053 1,837.14 Indiana 45160 2000 Strick Concept Dry Van Lease-Back 1S12E9538YE446056 2,171.61 Indiana 45184 2000 Strick Concept Dry Van Lease·Back 1S12E9537YE446060 2,518.10 Indiana 45186 2000 Strick Concept Dry Van Lease·Back 1S12E9530YE446062 2,594.56 Indiana 45193 2000 Strick Concept Dry Van Lease-Back 1S12E9533YE446069 200.00 Indiana 45194 2000 Strick Concept Dry Van Lease-Back 1S12E953XYE446070 453.54 Indiana 45195 2000 StrIck Concept Dry Van Lease-Back 1S12E9531YE446071 682.94 Indiana 45197 2000 Strick Concept Dry Van Lease-Back 1S12E9535YE446073 200.00 Indiana 45204 2000 Strick Concept Dry Van Lease-Back 1S12E9532YE446080 200.00 Indiana 45205 2000 Strick Concept Dry Van Lease·Back 1S12E9534YE446081 1,709.13 Indiana 45209 2000 Strick Concept Dry Van Lease·Back 1S12E9531YE446085 2,269.16 Indiana 45210 2000 Strick Concept Dry Van Lease-Back 1S12E9533YE446086 454.67 Indiana 45214 2000 Strick Concept Dry Van Lease·Back 1S12E9535YE446090 2,528.38 Indiana 45217 2000 Strick Concept Dry Van Lease·Back 1S12E9530YE446093 200.00 Indiana 45221 2000 Strick Concept Dry Van Lease·Back 1S12E9538YE446097 100.00 Indiana 45222 2000 Strick Concept Dry Van Lease·Back 1S12E953XYE446098 1,837.14 Indiana 45229 2000 Strick Concept Dry Van Lease·Back 1S12E9533YE446105 200.00 Indiana 45232 2000 Strick Concept Dry Van Lease-Back 1S12E9539YE446108 2,360.81 Indiana 45236 2000 Strick Concept Dry Van Lease·Back 1S12E9530YE446112 2,528.38 Indiana 45237 2000 Strick Concept Dry Van Lease-Back 1 S12E9532YE446113 100.00 Indiana 45239 2000 Strick Concept Dry Van Lease·Back 1S12E9536YE446115 200.00 Indiana 45241 2000 Strick Concept Dry Van Lease-Back 1S12E953XYE446117 2,746.67 Indiana 45243 2000 Strick Concept Dry Van Lease·Back 1S12E9533YE446119 200.00 Indiana 45244 2000 Strick Concept Dry Van Lease·Back 1S12E953XYE446120 2,811.96 Indiana 45249 2000 Strick Concept Dry Van Lease·Back 1 S12E9539YE446125 200.00 Indiana 45255 2000 Strick Concept Dry Van Lease-Back 1S12E9534YE446131 200.00 Indiana 45256 2000 Strick Concept Dry Van Lease·Back 1 S12E9536YE446132 200.00 Indiana 45259 2000 Strick Concept Dry Van Lease-Back 1S12E9531YE446135 200.00 Indiana 45260 2000 Strick Concept Dry Van Lease-Back 1S12E9533YE446136 2,360.81 Indiana 45262 2000 Strick Concept Dry Van Lease·Back 1S12E9537YE446138 200.00 Indiana 45263 2000 Strick Concept Dry Van Lease-Back 1S12E9539YE446139 200.00 Indiana 45264 2000 Strick Concept Dry Van lease·Back 1S12E9535YE446140 454.67 Indiana 45265 2000 Strick Concept Dry Van Lease-Back 1S12E9537YE446141 685.08 Indiana 45266 2000 Strick Concept Dry Van Lease·Back 1S12E9539YE446142 1,003.19 Indiana 45271 2000 Strick Concept Dry Van Lease·Back 1S12E9538VE446147 200.00 Indiana 45272 2000 Strick Concept Dry Van Lease·Back 1S12E953XYE446148 100.00 Indiana 45275 2000 Strick Concept Dry Van Lease-Back 1S12E953XYE446151 200.00 Indiana 45283 2000 Strick Concept Dry Van Lease-Back 1S12E9534YE446159 2,004.22 Indiana 45298 2000 Strick Concept Dry Van Cap Lease 1S12E9531YE446264 1.006.59 Indiana 45300 2000 Strick Concept Dry Van Cap lease 1S12E9535YE446266 2,822.00 Indiana 45307 2000 Strick Concept Dry Van Cap Lease 1S12E9532YE446273 200.00 Indiana 45308 2000 Strick Concept Dry Van Cap Lease 1S12E9534YE446274 200.00 Indiana 45309 2000 Strick Concept Dry Van Cap Lease 1S12E9536YE446275 200.00 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock - Trailers 45310 2000 Strick Concept Dry Van Cap Lease 1S12E9538YE446276 455.65 Indiana 45313 2000 Strick Concept Dry Van Cap Lease 1S12E9533YE446279 2,277.12 Indiana 45317 2000 Strick Concept Dry Van Cap Lease 1S12E9535YE446283 2,369.11 Indiana 45318 2000 Strick Concept Dry Van Cap Lease 1S12E9537YE446284 2,537.32 Indiana 45322 2000 Strick Concept Dry Van Cap Lease 1S12E9534YE446288 2,B22.00 Indiana 45323 2000 Strick Concept Dry Van Cap Lease 1S12E9536YE446289 100.00 Indiana 45325 2000 Strlc.k Concept Dry Van Cap Lease 1S12E9534YE446291 200.00 Indiana 45326 2000 Strick Concept Dry Van Cap Leaso 1S12E9535YE446292 200.00 Indiana 45329 2000 Strick Concept Dry Van Cap Lease 1S12E9533YE44645B 686.94 Indiana 45330 2000 Strick COl1cept Dry Van Cap Lease 1S12E9533YE446296 1,843.43 Indiana 45331 2000 Strick Concept Dry Van Cap Lease 1S12E9535YE446297 1,006.59 Indiana 45337 2000 Strick Concept Dry Van Cap Lease 1S12E9537YE446303 200.00 Indiana 45342 2000 Strick Concept Dry Van Cap Lease 1S12E9536YE446308 455.65 Indiana 45351 2000 Strick Concept Dry Van Cap Lease 1S12E9530YE446417 200.00 indiana 45352 2000 Strick Concept Dry Van Cap Lease 1S12E9532YE446418 100.00 Indiana 45353 2000 Strick Concept Dry Van Cap Lease 1S12E9634YE446419 200.00 Indiana 45356 2000 Strick Concept Dry Van Cap Lease 1S12E9534YE446422 200.00 Indiana 45357 2000 Strick Concept Dry Van Cap Lease 1S12E9536YE446423 200.00 Indiana 45360 2000 Strick Concept Dry Van Cap Lease 1S12E9531YE446426 1,714.93 Indiana 45365 2000 Strick Concept Dry Van Cap Lease 1S12E9535YE446431 2,179.18 Indiana 45374 2000 ·Strick Concept Dry Van Cap Lease 1S12E9536YE446440 2,649.41 Indiana 45376 2000 Strick Concept Dry Van Cap Lease 1S12E953XYE445442 200.00 Indiana 45378 2000 Strick Concept Dry Van Cap Lease 1 S12E9533YE446444 459.35 Indiana 45381 2000 Strick Concept Dry Van Cap Lease 1S12E9539YE446447 1,867.25 Indiana 45382 2000 Strick Concept Dry Van Cap Lease 1S12E9530YE446448 1,019.48 Indiana 45385 2000 Strick Concept Dry Van Cap Lease 1S12E9530YE446451 2,207.86 Indiana 45387 2000 Strick Concept Dry Van Cap Lease 1S12E9534YE446453 2,400.54 Indiana 45393 2000 Strick Concept Dry Van Cap Lease 1S12E9535YE446459 200.00 Indiana 45396 2000 Strick Concept Dry Van Cap Lease 1S12E9535YE446462 200.00 Indiana 45398 2000 Strick Concept Dry Van Cap Lease 1S12E9539YE446464 694.00 Indiana 45403 2000 Strick Concept Dry Van Cap Lease 1S12E9538YE446469 200.00 Indiana 45404 2000 Strick Concept Dry Van Cap Lease 1S12E9534YE446470 200.00 Indiana 45407 2000 Strick Concept Dry Van Cap Lease 1S12E953XYE446473 2,038.56 Indiana 45408 2000 Strick Concept Dry Van Cap Lease 1S12E9531YE446474 2,207.86 Indiana 45412 2000 Strick Concept Dry Van Cap Lease 1S12E9539YE446478 2,400.54 Indiana 45416 2000 Strick Concept Dry Van Cap Lease 1S12E9530YE446482 200.00 Indiana 45417 2000 Strick Concept Dry Van Cap Lease 1S12E9532YE446483 2,649.41 Indiana 45418 2000 Strick Concept Dry Van Cap Lease 1S12E9534YE446484 2,793.49 Indiana 45420 2000 Strick Concept Dry Van Cap Lease 1S12E9538YE446486 1,736.88 Indiana 45422 2000 Strick Concept Dry Van Cap Lease 1S12E9531YE446488 2,038.56 Indiana 45424 2000 Strick Concept Dry Van Cap Lease 1S12E953XYE446490 694.00 Indiana 45425 2000 Strick Concept Dry Van Cap Lease 1S12E9531YE446491 2,207.86 Indiana 45428 2000 Strick Concept Dry Van Cap Lease 1S12E9537YE446494 200.00 Indiana 45429 2000 Strick Concept Dry Van Cap Lease 1S12E9539YE446495 2,307.22 Indiana 45430 2000 Strick Concept Dry Van Cap Lease 1S12E9530YE446496 2,400.54 Indiana 45435 2000 Strick 'Concept Dry Van Cap Lease 1S12E9530YE446501 200.00 Indiana 45440 2000 Strick Concept Dry Van Cap Lease 1S12E953XYE446506 2,793.49 Indiana 45443 2000 Strick Concept Dry Van Cap Lease 1S12E9535YE446509 200.00 Indiana 45448 2000 Strick Concept Dry Van Cap Lease 1S12E9539YE446514 1,736.88 Indiana 45460 2000 Strick Concept Dry Van Cap Lease 1S12E9535YE446526 2,630.80 Indiana 45466 2000 Strick Concept Dry Van Cap Lease 1S12E9530YE446532 100.00 Indiana 45468 2000 Strick Concept Dry Van Cap Lease 1 S12E9534YE446534 1,743.15 Indiana 45469 2000 Strick Concept Dry Van Cap Lease 1S12E9536YE446535 1,874.05 Indiana 45471 2000 Strick Concept Dry Van Cap Lease 1S12E953XYE446537 200.00 Indiana 45473 2000 Strick Concept Dry Van Cap Lease 1S12E9533YE446539 2,046.32 Indiana

| Company Asset No | Description | Mfg Serial No | Net Book Value | State Registered | |
|---|---|---|---|---|---|
| TCAM Rolling Stock - Trailers | | | | | |
| 45474 | 2000 Strick Concept Dry Van Cap Lease | 1S12E953XYE446540 | 2,216.05 | Indiana | * |
| 45475 | 2000 Strick Concept Dry Van Cap Lease | 1S12E9531YE446541 | 200.00 | Indiana | * |
| 45482 | 2000 Strick Concept Dry Van Cap Lease | 1S12E9534YE446548 | 1,010.42 | Indiana | * |
| 45484 | 2000 Strick Concept Dry Van Cap Lease | 1S12E9532YE446550 | 2,870.84 | Indiana | * |
| 45486 | 2000 Strick Concept Dry Van Cap Lease | 1S12E9536YE446552 | 200.00 | Indiana | * |
| 45487 | 2000 Strick Concept Dry Van Cap Lease | 1S12E9538YE446553 | 1,867.25 | Indiana | * |
| 45488 | 2000 Strick Concept Dry Van Cap Lease | 1S12E953XYE446554 | 2,046.32 | Indiana | * |
| 45492 | 2000 Strick Concept Dry Van Cap Lease | 1S12E9537YE446558 | 100.00 | Indiana | * |
| 45496 | 2000 Strick Concept Dry Van Cap Lease | 1S12E9539YE446562 | 200.00 | Indiana | * |
| 45499 | 2000 Strick Dry Van | 1S12E9534YE446565 | 1,268.95 | Indiana | * |
| 45500 | 2000 Strick Dry Van | 1S12E9536YE446566 | 1,268.95 | Indiana | * |
| 45509 | 2000 Strick Dry Van | 1S12E9537YE446575 | 1,268.95 | Indiana | * |
| 45510 | 2000 Strick Dry Van | 1S12E9539YE446576 | 100.00 | Indiana | * |
| 45513 | 2000 Strick Dry Van | 1S12E9534YE446579 | 1,110.38 | Indiana | * |
| 45525 | 2000 Strick Dry Van | 1S12E9535YE446591 | 1,110.38 | Indiana | * |
| 45527 | 2000 Strick Dry Van | 1S12E9539YE446593 | 100.00 | Indiana | * |
| 45533 | 2000 Strick Dry Van | 1S12E953XYE446599 | 382.64 | Indiana | * |
| 45534 | 2000 Strick Dry Van | 1S12E9532YE446600 | 1,110.38 | Indiana | * |
| 45536 | 2000 Strick Dry Van | 1S12E9536YE446602 | 1,110.38 | Indiana | * |
| 45540 | 2000 Strick Dry Van | 1S12E9533YE446606 | 1,110.38 | Indiana | * |
| 45541 | 2000 Strick Dry Van | 1S12E9535YE446607 | 1,076.68 | Indiana | * |
| 45546 | 2000 Strick Dry Van | 1S12E9539YE446612 | 100.00 | Indiana | * |
| 45552 | 2000 Strick Concept Van | 1S12E953XYE446618 | 557.38 | Indiana | * |
| 45557 | 2000 Strick Concept Van | 1S12E9533YE446623 | 1,210.28 | Indiana | * |
| 45562 | 2000 Strick Concept Van | 1S12E9532YE446628 | 100.00 | Indiana | * |
| 45571 | 2000 Strick Concept Van | 1S12E9533YE446637 | 852.60 | Indiana | * |
| 45573 | 2000 Strick Concept Van | 1S12E9537YE446639 | 1,512.57 | Indiana | * |
| 45578 | 2000 Strick Concept Van | 1S12E9530YE446644 | 200.00 | Indiana | * |
| 45581 | 2000 Strick Concept Van | 1S12E9536YE446647 | 200.00 | Indiana | * |
| 45585 | 2000 Strick Concept Van | 1S12E9538YE446651 | 557.38 | Indiana | * |
| 45586 | 2000 Strick Concept Van | 1S12E953XYE446652 | 1,512.57 | Indiana | * |
| 45587 | 2000 Strick Concept Van | 1S12E9531YE446653 | 1,512.57 | Indiana | * |
| 45588 | 2000 Strick Concept Van | 1S12E9533YE446654 | 1,512.57 | Indiana | * |
| 45591 | 2000 Strick Concept Van | 1S12E9539YE446657 | 1,512.57 | Indiana | * |
| 45592 | 2000 Strick Concept Van | 1S12E9530YE446658 | 1,512.57 | Indiana | * |
| 45593 | 2000 Strick Concept Van | 1S12E9532YE446659 | 1,024.59 | Indiana | * |
| 45594 | 2000 Strick Concept Van | 1S12E9539YE446660 | 1,512.57 | Indiana | * |
| 45595 | 2000 Strick Concept Van | 1S12E9530YE446661 | 1,210.28 | Indiana | * |
| 45603 | 2000 Strick Concept Van | 1S12E9535YE446669 | 1,512.57 | Indiana | * |
| 45605 | 2000 Strick Concept Van | 1S12E9533YE446671 | 387.62 | Indiana | * |
| 45608 | 2000 Strick Concept Van | 1S12E9539YE446674 | 1,512.57 | Indiana | * |
| 45610 | 2000 Strick Concept Van | 1S12E9532YE446676 | 852.60 | Indiana | * |
| 45611 | 2000 Strick Concept Van | 1S12E9534YE446677 | 1,024.59 | Indiana | * |
| 45614 | 2000 Strick Concept Van | 1S12E9534YE446680 | 100.00 | Indiana | * |
| 45616 | 2000 Strick Concept Van | 1S12E9538YE446682 | 1,512.57 | Indiana | * |
| 45617 | 2000 Strick Concept Van | 1S12E953XYE446683 | 1,512.57 | Indiana | * |
| 45621 | 2000 Strick Concept Van | 1S12E9537YE446687 | 200.00 | Indiana | * |
| 45623 | 2000 Strick Concept Van | 1S12E9530YE446689 | 1,512.57 | Indiana | * |
| 45625 | 2000 Strick Concept Van | 1S12E9539YE446691 | 387.62 | Indiana | * |
| 45626 | 2000 Strick Concept Van | 1S12E9530YE446692 | 1,512.57 | Indiana | * |
| 45627 | 2000 Strick Concept Van | 1S12E9532YE446693 | 557.38 | Indiana | * |
| 45628 | 2000 Strick Concept Van | 1S12E9534YE446694 | 852.60 | Indiana | * |
| 45631 | 2000 Strick Concept Van | 1S12E953XYE446697 | 1,512.57 | Indiana | * |
| 45632 | 2000 Strick Concept Van | 1S12E9531YE446698 | 1,210.28 | Indiana | * |

Company Asset No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock - Trailers 45636 2000 Strick Concept Van 1S12E95JXYE446702 100.00 Indiana 45638 2000 Strick Concept Van 1 S12E95J3YE446704 200.00 Indiana 45639 2000 Strick Concept Van 1S12E9535YE446705 1,512.57 Indiana 45640 2000 Strick Concept Van 1S12E9537YE446706 1,512.57 Indiana 45642 2000 Strick Concept Van 1S12E9530YE446708 1,512.57 Indiana 45645 2000 Strick Concept Van 1S12E9530YE446711 557.38 Indiana 45646 2000 Strick Concept Van 1S12E9532YE446712 852.60 Indiana 45647 2000 Strick Concept Van 1Si2E9535YE464752 i,7i9.52 Indiana 45651 2000 Strick Concept Van 1S12E9532YE464756 1,761.92 Indiana 45656 2000 Strick Concept Van 1S12E9536YE464761 100.00 Indiana 45657 2000 Strick Concept Van 1S12E9538YE464762 1.779.82 Indiana 4565B 2000 Strick Concept Van 1S12E953XYE464763 1,779.82 Indiana 45661 2000 Strick Concept Van 1S12E9535YE464788 1,779.82 Indiana 45663 2000 Strick Concept Van 1S12E9539YE484768 1.779.82 Indiana 45664 2000 Strick Concept Van 1S12E9530YE464769 100.00 Indiana 45665 2000 Strick Concept Van 1S12E9537YE464770 306.75 Indiana 45668 2000 Strick Concept Van 1S12E9532YE464773 1,040.61 Indiana 45670 2000 Strick Concept Van 1S12E9536YE464775 1,779.82 Indiana 45675 2000 Strick Concept Van 1S12E953XYE484780 1,761.92 Indiana 45677 2000 Strick Concept Van 1S12E9533YE464782 100.00 Indiana 45679 2000 Strick Concept Van 1S12E9537YE464784 1,779.82 Indiana 45683 2000 Strick Concept Van 1S12E9534YE464788 1,779.82 Indiana 45692 2000 Strick Concept Van 1S12E9535YE464797 1,779.82 Indiana 45694 2000 Strick Concept Van 1S12E9539YE464799 200.00 Indiana 45695 2000 Strick Concept Van 1S12E9531YE464800 1,761.92 Indiana 45698 2000 Strick Concept Van 1 S12E9537YE464803 1,779.82 Indiana 45701 2000 Strick Concept Van 1 S12E9532YE464806 1,779.82 Indiana 45703 2000 Strick Concept Van 1S12E9538YE464808 1,779.82 Indiana 45704 2000 Strick Concept Van 1S12E9538YE464809 750.22 Indiana 45705 2000 Strick Concept Van 1 S12E9534YE46481 0 1,779.82 Indiana 45708 2000 Strick Concept Van 1S12E953XYE464813 1,779.82 Indiana 45711 2000 Strick Concept Van 1S12E9535YE464816 1,779.82 Indiana 45714 2000 StrIck Concept Van 1S12E95JOYE464819 200.00 Indiana 45716 2000 Strick Concept Van 1S12E9539YE464821 100.00 Indiana 45717 2000 Strick Concept Van 1S12E9530YE464822 200.00 Indiana 45718 2000 Strick Concept Van 1S12E9532YE464823 100.00 Indiana 45720 2000 Strick Concept Van 1S12E9536YE464825 493.80 Indiana 45721 2000 Strick Concept Van 1S12E95~8YE464826 750.22 Indiana 45722 2000 Strick Concept Van 1S12E953XYE464827 1,040.61 Indiana 45724 2000 Strick Concept Van 1S12E9533YE464829 1,213.25 Indiana 45727 2000 Strick Concept Van 1S12E9533YE464832 100.00 Indiana 45728 2000 Strick Concept Van 1S12E9535YE464833 1,779.82 Indiana 45731 2000 Strick Concept Van 1S12E9530YE464836 1,779.82 Indiana 45733 2000 StrIck Concept Van 1S12E9534YE464838 1,779.82 Indiana 45741 2000 Strick Concept Van 1S12E9533YE464846 1,779.82 Indiana 45743 2000 StrIck Concept Van 1S12E9537YE464848 1,616.15 Indiana 45745 2000 Strick Concept Van 1S12E9535YE464850 200.00 Indiana 45746 2000 Strick Concept Van 1S12E9537YE464851 200.00 Indiana 45749 2000 Strick Concept Van 1S12E9532YE464854 1,779.82 Indiana 45754 2000 Strick Concept Van 1 S12E9531YE464859 493.80 Indiana 45755 2000 Strick Concept Van 1S12E9538YE464860 1,779.82 Indiana 45762 2000 Strick Concept Van 1S12E9530YE464867 1,040.61 Indiana 45764 2000 Strick Concept Van 1S12E9534YE464869 1,213.25 Indiana 45768 2000 StrIck Concept Van 1S12E9536YE464873 1,779.82 Indiana

Company Asset No Description TeAM Rolling Stock - Trailers 45769 2000 Strick Concept Van 45774 2000 Strick Concept Van 45776 2000 Strick Concept Van 45779 2000 Strick Concept Van 45781 2000 Strick Concept Van 45785 2000 Strick Concept Van 45790 2000 Strick Concept Van 45794 2000 Strick Concept Van 510001 2005 STOUGHTON 53' DRY VAN (Z-PLATE) 510002 2005 STOUGHTON 53' DRY VAN (Z-PLATE) 510003 2005 STOUGHTON 53' DRY VAN (Z-PLATE) 510004 2005 STOUGHTON 53' DRY VAN (Z·PLATE) 510005 2005 STOUGHTON 53' DRY VAN (Z·PLATE) 510006 2005 STOUGHTON 53' DRY VAN (Z·PLATE) 510007 2005 STOUGHTON 53' DRY VAN (Z-PLATE) 510008 2005 STOUGHTON 53' DRY VAN (Z-PLATE) 510009 2005 STOUGHTON 53' DRY VAN (Z.PLATE) 510010 2005 STOUGHTON 53' DRY VAN (Z-PLATE) 510011 2005 STOUGHTON 53' DRY VAN (Z·PLATE) 510012 2005 STOUGHTON 53' DRY VAN (Z-PLATE) 510013 2005 STOUGHTON 53' DRY VAN (Z-PLATE) ~10014 2005 STOUGHTON 53' DRY VAN (Z-PLATE) Mfg Senal No lS12E953BYE464874 1 S12E9537YE464B79 1 S12E9535YE464B81 lS12E9530YE464884 lS12E9534YE464886 1S12E9536YE464890 lS12E9535YE464895 1 S12E9539YE464897 1 DW1A532458B01 001 1DW1A532658801002 1DW1A53285B801003 1 DW1 A532X5B801 004 1 DW1A53215B801005 lDW1A53235B801006 1DW1A53255B801007 1DW1A532758801008 1DW1A53295B801009 1DW1A53255B801010 1 OWl A53275B801011 1DW1A53295B801012 1DW1A53205B801013 1 DW1A53225B801 014 5100152005 STOUGHTON 53' DRY VAN (Z-PLATE) 1DW1A53245B801015 5100162005 STOUGHTON 53' DRY VAN (Z-PLATE) 1DW1A53265B801016 510017 2005 STOUGHTON 53' DRY VAN (Z-PLATE) 1DW1 A53285B801 017 510018 2005 STOUGHTON 53' DRY VAN (Z-PLATE) 1DW1A532X58B01018 510019 2005 STOUGHTON 53' DRY VAN (Z-PLATE) 1 DW1A53215B801019 510020 2005 STOUGHTON 53' DRY VAN (Z-PLATE) 1 DW1A53285B801 020 510021 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1 DW1A53286B849800 510023 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1DW1A53216B849802 510024 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1DW1A53236B649803 510025 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1 DW1A53256B849804 510026 2006 STOUGHTON DRY VAN (Z-PLA TE) CAP LEP 1 DW1 A53276B849805 510027 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1 DW1A53296B649806 510028 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1 DW1A53206B649807 5100292006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1 DW1A53226B849808 510030 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1 DW1A53246B849809 510031 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1DW1A53206B849810 510032 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1DW1A53226B849811 510033 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1 DW1A53246B849812 510034 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1 DW1A53266B649813 510035 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1 DW1A53286B849814 510036 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1DW1A532X6B849815 510037 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1DW1A53216B849816 510038 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1 DW1A53236B849817 510039 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1DW1A53256B849818 510040 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1DW1A53276B849819 510041 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1DW1A53236B849820 510042 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEft 1 DW1A53256B849821 510043 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1 DW1A53276B849822 510044 2006 STOUGHTON DRY VAN (Z-PL.ATE) CAP LEP 10W1A53296B849823 510045 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1 DW1A53206B849824 510046 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1 DW1A53226B849825 510047 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1 DW1A53246B849826 Net Book Value State Registered 200.00 Indiana 1,779.82 Indiana 493.80 Indiana 1,779.82 Indiana 1,779.82 Indiana 200.00 Indiana 100.00 Indiana 1,779.82 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 9,580.31 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana

Company Asset No Description TeAM ROiling Stock· Trailers Mfg Serial No 510048 2006 STOUGHTON DRY VAN (Z·PLATE) CAP left 1 DW1A53266BB49827 5·10049 2006 STOUGHTON DRY VAN (Z·PLATEI CAP lE.a 1 DW1A53286B849B28 510050 2006 STOUGHTON DRY VAN (Z·PLATE) CAP lE.a 1 DW1A532X6B849829 510051 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.a 1 DW1A53266B849830 510052 2006 STOUGHTON DRY VAN (Z·PlATE) CAP L.E.a 1 DW1A53286B849B31 510053 2006 STOUGHTON DRY VAN (Z·PLATE) CAP Left 1DW1A532X6B849832 510054 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.a 1DW1A63216B849833 5100552006 STOUGHTON DRY VAN (Z.PLATE) CAP LEP 1 DW1A53236B849834 510056 2006 STOUGHTON DRY VAN (Z·PLATE) CAP lEJI 1 DW1A63256B849835 510057 2008 STOUGHTON DRY VAN (Z·PLATE) CAP LE.a 1DW1A53276B849836 510058 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.a 1DW1A53296B849837 5100592006 STOUGHTON DRY VAN (Z·PLATE) CAP Left 1 DW1A53206B849B38 510060 2006 STOUGHTON DRY VAN (Z.PlATE) CAP Left 1DW1A53226B849839 510061 2006 STOUGHTON DRY VAN (Z.PLATE) CAP lE.a 1 DW1A532968849840 510062 2006 STOUGHTON DRY VAN (Z·PLATE)·CAP lE.o 1DW1A53206B849841 510063 2006 STOUGHTON DRY VAN (Z·PLATE) CAP lE.o 1 DW1A53226B849842 510064 2006 STOUGHTON DRY VAN (Z·PLATE) CAP Left 1 DW1A53246BB49843 5100652006 STOUGHTON DRY VAN (Z·PLATEI CAP Left 1DW1A53266B849844 510066 2006 STOUGHTON DRY VAN (Z·PLATE) CAP Left 1DW1A53286B849845 510067 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJI 1 DW1A532X6B849846 510068 2006 STOUGHTON DRY VAN (Z.PLATE) CAP left 1DW1A53216B849847 510069 2006 STOUGHTON DRY VAN (Z.PLATE) CAP left 1DW1A53236B849848 510070 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.a 1 DW1A53256B849849 510071 2006 STOUGHTON DRY VAN (Z·PLATE) CAP Left 1 DW1A53216B849B5Q- 510072 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.o 1DW1A53236B849851 510073 2006 STOUGHTON DRY VAN (Z·PLATE) CAP L.E.a 1DW1A53256B849852 510074 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEJI 1DW1A53276B849853 510075 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEJI 1 DW1A53296B849854 510076 2008 STOUGHTON DRY VAN (Z·PLATE) CAP lE.o 1DW1A53206B849855 510077 2006 STOUGHTON DRY VAN (Z·PLATE) CAP lEJI 1 DW1A53226B849856 510078 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53246B849867 510079 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEJI 1 DW1A53266B84985B 510060 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJI 1DW1A53286B849859 510061 2006 STOUGHTON DRY VAN (Z·PLATEI CAP LEJI 1DW1A53246B849860 510062 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53266B849861 510063 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53286B849862 510064 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.o 1 DW1A532X6B849863 510085 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJI 1DW1A53216B849864 510086 2006 STOUGHTON DRY VAN (Z·PLATE) CAP lEJl1DW1A53236B849865 510087 2006 STOUGHTON DRY VAN (Z·PLATE) CAP lEJl1DW1A53256B849866 510088 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53276B849867 510089 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJI 1DW1A53296B849868 510090 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53206B849869 510091 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53276B849870 510092 2006 STOUGHTON DRY VAN (Z.PLATE) CAP Left 1DW1A53296B849871 510093 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53206B849872 510094 2006 STOUGHTON DRY VAN (Z·PlATE) CAP LE.o 1 DW1A53226B849873 510095 2006 STOUGHTON DRY VAN (Z·PLATEI CAP LEJl1DW1A53246B849874 510096 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53266B849875 510097 2006 STOUGHTON DRY VAN (Z·PLATE) CAP lEJI 1 DW1A53286B849876 510098 2006 STOUGHTON DRY VAN (Z'PLA TEl CAP LEJl1 DW1A532X6BB49877 510099 2006 STOUGHTON DRY VAN (Z·PLATE) CAP lEJl1DW1A53216B849878 510100 2006 STOUGHTON DRY VAN (Z.pLATE) CAP lE.o 1 DW1A53236B849879 510101 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.o 1DW1A532X6B849880 Net Book Value State Registered 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana

Company Asset No Description TeAM Rolling Stock· Trailers Mfg Serial No 510102 2006 STOUGHTON DRY VAN (Z·PLATE) CAP tEll 1DW1A53216B849881 510103 2006 STOUGHTON DRY VAN (Z·PLATE) CAP tEll 10W1A53236B849882 5101042006 STOUGHTON DRY VAN (Z-PLATE) CAP tEll 10W1A53256B849883 510105 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEil 10W1A53276B849884 510106 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEil lDW1A53296B849885 510107 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEil lDW1A53206B849886 510108 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEil 10W1A53226B849887 510109 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEil 10W1A53246B849888 510110 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP lDW1A53266B849889 510111 2006 STOUGHTON DRY VAN (Z·PLA TE) CAP LEIl 10W1 A53226B849890 5101122006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 10W1A53246B849891 510113 2006 STOUGHTON DRY VAN (Z·PLA TE) CAP LEP 1 OW1 A532666849892 510114 2006 STOUGHTON DRY VAN (Z.PLA TE) CAP LEP 1 OWl A53286B849893 510115 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1DW1A532X6B849894 510116 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEil 10W1A53216B849895 510117 2006 STOUGHTON DRY VAN (Z·PLATE) CAP lEP lDW1A53236B849896 5101182006 STOUGHTON DRY VAN (Z.PLATE) CAP LEIl 10W1A53256B849897 510119 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 10W1A53276B849898 510120 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEP lDW1A53296B849899 510121 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEP 1 DW1A53216B849900 510122 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEil 1 DW1A53236B849901 510123 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEil 1 DW1A53256B849902 5101242006 STOUGHTON DRY VAN (Z·PLATE) CAP LEIl lDW1A53276B849903 510125 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEIl 1 DW1A53296B849904 510126 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP lDW1A53206B849905 510127 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1DW1A53226B849906 510128 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP lDW1A53246B849907 5101292006 STOUGHTON DRY VAN (Z.PLATE) CAP LEIl lDW1A53266B849908 5101302006 STOUGHTON DRY VAN (Z·PLATE) CAP LEil lDW1A53286B849909 510131 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEIl lDW1A53246B849910 5101322006 STOUGHTON DRY VAN (Z·PLATE) CAP LEil lDW1A53266B849911 510133 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP lDW1A53286B849912 510134 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP lDW1A532X6B849913 510135 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1 DW1A53216B849914 510136 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEil 1 DW1A53236B849915 5101372006 STOUGHTON DRY VAN (Z·PLATE) CAP LEil lDW1A53256B849916 510138 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP lDW1A53276B849917 510139 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEil lDW1A53296B849918 510140 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1DW1A53206B849919 510141 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1 DW1A53276B849920 510142 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEIl lDW1A53296B849921 510143 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP lDW1A53206B849922 510144 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEIl lDW1A53226B849923 510145 2006 STOUGHTON DRY VAN (Z·PLA TE) CAP LEil 1DW1 A53246B849924 510146 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEil 1DW1A53266B849925 510147 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1 DW1A532866849926 510148 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1DW1A532X6B849927 510149 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP lDW1A53216B849928 5101502006 STOUGHTON DRY VAN (Z·PLATE) CAP LEIl lDW1A53236B849929 510151 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP lDW1A532X6B849930 510152 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEP 1DW1A53216B849931 510153 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEIl lDW1A53236B849932 510154 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1 DW1A53256B849933 510155 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEil 1 DW1A53276B849934 Net Book Valuo 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 State Registered Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana

Company Asset No Description TeAM Rolling Stock - Trailers Mfg SerIal No 5101562006 STOUGHTON DRY VAN (Z·PLATE) CAP L~ 1DW1A53296B849935 510157 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53206B849936 5101582006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53226BB49937 510159 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53246BB4993B 510160 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53266B849939 510161 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53226BB49940 510162 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53246BB49941 510163 2006 STOUGHTON ORY VAN (Z.PLATE) CAP LEJl10W1A53266B849942 5101642006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53286BB49943 5101652006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A532X6BB49944 510166 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53216B849945 510167 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJllDW1A53236BB49946 510168 2006 STOUGHTON DRY VAN (Z·PLATE) CAP lEJI1DW1A53256BB49947 510169 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53276B84994B 510170 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53296B849949 510171 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53256B849950 510172 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53276B849951 5101732006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53296B849952 510174 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53206B849953 510175 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53226B849954 510176 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53246B849955 510177 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEJl1DW1A53266B849956 510178 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl10W1A53286B849957 510179 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A532X6B849958 5101802006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53216B849959 510181 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53286BB49960 510162 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEJl1DW1A532X6B849961 5101842006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53236BB49963 510185 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53256BB49964 510186 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl10W1A53276B849965 5101872006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53296BB49966 510188 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53206B849961 510189 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53226B849968 510190 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53246B849969 510191 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53206B849970 5101922006 STOUGHTON DRY VAN (Z,PLATE) CAP LEJl10W1A53226B849971 5101932006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53246B849972 5101942006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53266B849973 510195 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53286B849974 510196 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A532X6B849975 510197 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53216B849976 5101982006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53236B849977 510199 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53256BB49978 510201 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53236B849980 5102022006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53256B849981 510203 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEJl1DW1A53276B849982 510204 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53296B849983 5102052006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53206BB49984 510206 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53226BB49985 510207 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53246B849986 510208 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53266BB49987 510209 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53286B849988 510210 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A532X6BB49989 510211 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJllDW1A53266B849990 Net Book Value 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 ;0,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 State Registered Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana

Company Asset No Description TeAM Rolling Stock - Trailers Mfg Serial No 510212 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1 DW1A532B6BB49991 5102132006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 10W1A532X6B849992 510214 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1 DW1A53216B849993 510215 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1 DW1A53236B849994 510216 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1 DW1A53256B849995 510217 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEII 10W1A53276B849996 5102182006 STOUGHTON DRY VAN (Z-PLATE) CAP LEII 10W1A53296B849997 510219 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEII 10W1A53206B849998 5102202006 STOUGHTON DRY VAN (Z.PLATE) CAP LEP 1 DW1A53226B849999 510221 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEII 1DW1A53236B850000 5102222006 STOUGHTON DRY VAN (Z-PLATE) CAP LEII 1 DW1A53256B850001 5102232006 STOUGHTON DRY VAN (Z-PLATE) CAP LEII 1 DW1A53276B850002 510224 2006 STOUGHTON DRY VAN (Z·PLA TE) CAP LEP 1 DW1 A53296B850003 510225 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1 DW1A53206B850004 510226 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1DW1A53226B850005 510227 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1 DW1A53246B85OO06 510228 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEII 1DW1A5326BB850007 510229 2006 STOUGHTON DRY VAN (Z·PlATE) CAP LEP 1DW1A53286BB5000B 510230 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lEP 1 DW1A532X6BB50009 510231 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1DW1A53266B850010 510232 2008 STOUGHTON DRY VAN (Z·PLATE) CAP lEP 1 DW1A532B6BB50011 510233 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1 DW1A532X6B850012 510234 2006 STOUGHTON DRY VAN (Z·PLATE) CAP lEP 1DW1A53216BB50013 510235 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lEII 1DW1A53236BB50014 510236 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1 DW1A53256B850015 510237 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 10W1A53276BB50016 510238 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP lOW1A53296BB50017 510239 2006 STOUGHTON DRY VAN (Z·PLATE) CAP lEII 1DW1A53206B850018 510240 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1DW1A53226B850019 510241 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEII 1 DW1A53296BB50020 510242 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEJl1DW1A53206BB50021 510243 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1 DW1A53226BB50022 510244 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1 DW1A53246B850023 510245 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1DW1A53266B850024 510246 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEII 1 DW1A53286B850025 510247 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1 DW1A532X6B850026 510248 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1 DW1A53216B850027 510249 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1DW1A53236B850028 510250 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEP 1DW1A53256B850029 510251 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1 DW1A53216B850030 510252 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEII 1 DW1A53236BB50031 510253 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1DW1A53256BB50032 510254 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEII 1DW1A53276B850033 510255 2006 STOUGHTON DRY VAN (Z·PLATE) CAP. LEP 1DW1A53296B850034 510256 2006 STOUGHTON DRY VAN (Z·PLATE) CAP lEP 1 DW1A53206B850035 510257 2008 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1 DW1A53226B850036 510258 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEII 1 DW1A53246B850037 510259 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEII 1 DW1A53266B850038 5102602006 STOUGHTON DRY VAN (Z.PLATE) CAP LEII 1DW1A53286B850039 510261 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEII 10W1A53246B850040 510262 2008 STOUGHTON DRY VAN (Z·PLATE) CAP lEII 1DW1A53266B850041 510263 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEII 1 DW1A53286B850042 510264 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEII 10W1A532X6B850043 510265 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEII 1 DW1A53216B850044 Net Book Value 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,862.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10.662.04 10,662.04 10,662.04 10,662.04 State Registered Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana India(la Indiana Indiana Indiana Indiana Indiana Indiana

Company Asset No Description TeAM Rolling Stock - Trailers Mfg Serial No 510266 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1DW1A53236B850045 510267 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53256B850046 510268 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53276B850047 510269 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEft 1DW1A53296B850048 510270 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53206B850049 510271 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEJl1DW1A53276B850050 510272 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53296B850051 510273 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53206B850052 5102742006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53226B850053 5102752006 STOUGHTON DRY VAN (Z.PLATE) CAP LEJl1DW1A53246B850054 510276 2006 STOUGHTON DRY VAN (Z.pLA TE) CAP LEJl1 DW1A53266B850055 510277 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53286B850056 510278 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A532X6B850057 510279 2006 STOUGHTON DRY VAN (Z-PlATE) CAP LEJl1DW1A532168850058 510280 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1DW1A532368850059 510281 2006 STOUGHTON DRY VAN (Z-PlATE) CAP LEJl1DW1A532X6B850060 510282 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53216B850061 510283 2006 STOUGHTON DRY VAN (Z·PLA TE) CAP LEJl1 DW1 A532368850062 510284 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53256B65oo63 510285 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53276B850064 510286 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A532968850065 510287 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53206B850066 5102882006 STOUGHTON DRY VAN (Z·PLATE) CAP LE,o 1 DW1A53226B850067 510289 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53246B850066 5102902006 STOUGHTON DRY VAN (Z·PLATE) CAP lEJl1DW1A53266B850069 510291 2006 STOUGHTON DRY VAN (Z·PLATE) CAP lEJl1DW1A53226B85oo70 510292 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53246B850071 5102932006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53266885oo72 510294 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LE,o 1DW1A53286B85oo73 510295 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE,o 1 DW1A532X6B85oo74 510296 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53216B850075 510297 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53236B850076 510298 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53256B85oo77 510299 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A532768850078 510300 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEJl1DW1A532968850079 510301 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJI 1 DW1A53256B85008o 5103022006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A532768850081 510303 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A532968850082 510304 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53206B850083 510305 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1OW1A532268850084 5103062006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53246B850085 5103072006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53266B850086 510308 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53286B850087 510309 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJI 1 DW1A532X6B850088 5103102006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJl1DW1A53216B850089 510311 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJI 1 DW1A532868850090 510312 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A532X68850091 5103132006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJI 1 DW1A53216B85oo92 510314 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEJI 1 DW1A53236B850093 510315 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEJl1DW1A53256B850094 510316 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJI 1 DW1A53276B850095 510317 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE,o 1OW1A532968850096 510318 2006 STOUGHTON DRY VAN (Z·PLA TE) CAP LEJl1 DW1A53206885oo97 510319 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEJl1DW1A53226B850098 Net Book Value 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 State Registered Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana

Company Asset No Description TeAM Rolling Stock - Trailers Mfg Serial No 510320 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.61DW1A53246B850099 510321 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.61DW1A53276B850100 510322 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1DW1A53296B850101 510323 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.61DW1A53206B850102 510324 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.61DW1A53226B850103 510325 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.61DW1A53246B850104 510326 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.61DW1A53266B850105 510327 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.61 DW1A53286B850106 510328 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.61DW1A532X6B850107 510329 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.61DW1A53216B850108 510330 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.41DW1A53236B850109 510331 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1 DW1A532X6B860110 510332 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1DW1A53216B850111 510333 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.A 1DW1A53236B850112 510334 2006 STOUGHTON DRY VAN (Z-PLA TE) CAP LE.61 DW1A53256B850113 510335 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.A 1DW1A53276B850114 510336 2006 STOUGHTON DRY VAN (Z-PLA TE) CAP LE.61 DW1A53296B850115 510337 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.61DW1A53206B650116 510338 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.41DW1A53226B850117 510339 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.A 1 DW1A53246B850118 510340 2006 STOUGHTON DRY VAN (Z-PLA TE) CAP LEP 1 DW1A53266B850119 510341 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.A 1DW1A53226B850120 5103422006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.61DW1A53246B850121 510343 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.A 1DW1A53266BB50122 510344 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1DW1A53286B850123 510346 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.e 1DW1A53216B850125 510348 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.61DW1A53256B850127 5103492006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.61DW1A53278B850128 510350 2008 STOUGHTON DRY VAN (Z·PLATE) CAP LE.A 1DW1A53296B850129 510351 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.A 1 DW1A53256B850130 510352 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.A 1DW1A53276B850131 5103532006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.A 1 DW1A53296B850132 510354 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1DW1A53206B850133 510355 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1 DW1A53226B850134 510356 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1DW1A53246B850135 510357 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.A 1DW1A53266B850136 510358 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.61DW1A53286B850137 510359 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEP 1DW1A532X6B850138 510360 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE,Q 1DW1A53216B850139 510361 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.A 1 DW1A53286B850140 510362 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1 DW1A532X6B850141 510363 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1DW1A53216B850142 510364 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LE.61DW1A53236B850143 5103652006 STOUGHTON DRY VAN (Z.PLATE) CAP LE.A 1DW1A53256B850144 510366 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LE.A 1 DW1A53276B850145 510367 2096 STOUGHTON DRY VAN (Z·PLATE) CAP LE.6 1DW1A53296B850146 510368 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1DW1A53206B850147 5103692006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.A 1DW1A532268850148 510370 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.A 1DW1A53246B850149 510371 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.A 1 DW1A53206B850150 510372 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LE.A 1DW1A53226B850151 5103732006 STOUGHTON DRY VAN (Z.PLATE) CAP LE.A 1DW1A53246B850152 510374 2006 STOUGHTON DRY VAN (Z-PLATEj CAP LE.A 1DW1A53266B850153 5103752006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.A 1 DW1A53286B850154 Net Book Value 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10.662.04 10,662.04 10,662.04 10,662.04 10,662.04 Slale Registered Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana

Company Asset No Description TCAM Rolling Stock - Trailers Mfg Serial No 510376 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.41DW1A532X6B850155 510377 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.41DW1A53216B850156 510378 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1DW1A53236B850157 510379 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.41DW1A53256B850158 510380 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1DW1A53276B850159 510381 2006 STOUGHTON DRY VAN (Z,PLATE) CAP LE.41DW1A53236B850160 510382 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEft 1DW1A532568850161 510383 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEft 1DW1A53276B850162 510384 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEft 1 DW1AS3296B8S0163 510385 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEft 1DW1A53206B8S0164 510386 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.o 1DW1A53226B850165 510387 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LE.o 1DW1A53246B850166 510388 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LE.o 1 DW1A532668850167 510389 2008 STOUGHTON DRY VAN (Z·PLATE) CAP LEft 1 DW1A53286B850168 510390 2008 STOUGHTON DRY VAN (Z.PLATE) CAP LEft 1 DW1A532X6B850169 510391 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEft 1DW1A53288B850170 510392 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.41DW1A53286B850171 510393 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.o 1DW1A532X6B850172 510395 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.o 1DW1A53236B850174 510396 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LE.o 1DW1A53256B850175 510397 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.41DW1A53276B850176 51039B 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEft 1DW1A53296B850177 510399 2008 STOUGHTON DRY VAN (Z·PLATE) CAP LE.41DW1A53206B85017B 5104002006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.41DW1A53226B850179 510401 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.41DW1A53296B850180 510402 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.41DW1A53206B850181 510403 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.41DW1A53226B850182 510404 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.41DW1A53246B850183 510405· 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.41DW1A53286BB50184 510406 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.41DW1A53286B850185 510407 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LE.41DW1A632X6B850186 510408 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEP 1DW1A53216B850187 510409 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.41DW1A53236B850188 510410 2008 STOUGHTON DRY VAN (Z·PLATE) CAP LE.41DW1A53256B850189 510411 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.4 1 DW1A53216B850190 510412 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.41DW1A53236B850191 510413 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.41DW1A53256B850192 510414 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.41DW1A53276B850193 5104152006 STOUGHTON DRY VAN (Z·PLATE) CAP LEP 1DW1A53296BB50194 510416 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.41DW1A53206B850195 510417 2006 STOUGHTON DRY VAN (Z·PLA TE) CAP LEft 1 DW1A53226B850196 510418 2006 STOUGHTON DRY VAN (Z·PLA TE) CAP LEJl1 DW1A53246B850197 510419 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.41DW1A53266B850198 510420 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1 DW1A53286B850199 510421 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.41DW1A53206B850200 510422 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1 DW1A53226B850201 510423 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1DW1A53246B850202 510424 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1 DW1A53266B850203 510425 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1DW1A53286B850204 510426 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1DW1A532X68850205 510427 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEP 1DW1A53216B850206 510428 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEft 1DW1A53236B850207 510429 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.o 1 DW1A53256B850208 510430 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.41DW1A53276B850209 Net Book Value 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 State Registered Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana

Company Assel No Description TeAM Rolling Stock - Trailers Mfg Serial No 510431 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE,II1DW1A53236B850210 510432 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE,II1DW1A53256B850211 510433 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.a 1 DW1A53276B850212 510434 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.II1DW1A53296B8S0213 510435 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.II1DW1A53206B850214 510436 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.II1DW1A53226B850215 510437 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.II1DW1A53246B850216 510438 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.II1DW1A53266B850211 510439 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE,II1DW1A53286B850218 510440 2006 STOUGHTON DRY VAN (Z-PLA TE) CAP lE,II1 DW1A532X6B850219 510441 2006 STOUGHTON DRY VAN (Z-PLA TE) CAP LE.II1 DW1A53266B850220 510442 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.111DW1A53286B850221 5104432006 STOUGHTON DRY VAN (Z-PLATE) CAP lE,II1DW1A532X6B850222 510444 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lE,II1DW1A53216B850223 5104452006 STOUGHTON DRY VAN (Z.PLATE) CAP LE,II1DW1A53236B850224 510446 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.II1DW1A53256BB50225 510447 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lE.ll1DW1A53276B8~0226 510448 2006 STOUGHTON DRY VAN (Z-PLA TE) CAP LE.II1 DW1A53296BB50227 510449 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE,II1DW1A53206BB5022B 5104502006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.a 1DW1A53226BB50229 510451 2006 STOUGHTON DRY VAN (Z·PLATE) CAP lE,II1DW1A53296BB50230 510452 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE,II1DW1A53206BB50231 510453 2006 STOUGHTON DRY VAN (Z-PLA TE) CAP LE.a 1 DW1 A53226B850232 510454 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lE,II1DW1A53246BB50233 510455 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE,II1DW1A53266B850234 510456 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE,II1DW1A532B6B850235 510457 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lEI! 1DW1A532X6B850236 510458 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE,II1DW1A53216BB50237 510459 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.a 1DW1A53236B850238 510460 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lE,II1DW1A53256B850239 510461 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.a 1 DW1A53216B850240 510462 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.II1DW1A53236B850241 510463 2008 STOUGHTON DRY VAN (Z-PLATE) CAP lE,II1DW1A53256BB50242 510464 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.II1DW1A53276B850243 510465 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lE.ll1DW1A53296B850244 510466 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lE.ll1DW1A53206BB50245 510467 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lE.ll1DW1A53226BB50246 510468 2006 STOUGHTON DRY VAN (Z-PlATE) CAP lE.ll1DW1A53246B850247 510469 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lE.ll1DW1A53266B850248 510470 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lE.a 1 DW1A53286B850249 510471 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.111DW1A53246B850250 510472 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lE,II1DW1A53266B850251 510473 2006 STOUGHTON DRY VAN (Z-PLA TE) CAP lE.ll1 DW1A53286B850252 510474 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.a 1DW1A532X6B850253 510475 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lE.a 1 DW1A53216B850254 510476 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE,II1DW1A53236B850255 510477 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lE,II1DW1A53256B850256 510478 2006 STOUGHTON DRY VAN (Z·PLATE) CAP lEI! 1DW1A53276B850257 510479 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lE.ll1DW1A53296B850258 510481 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lE,II1DW1A53276B850260 510482 2006 STOUGHTON DRY VAN (Z-PLA TE) CAP LE,II1 DW1 A53296B850261 510483 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.II1DW1A53206B850262 510484 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lE.a 1DW1A53226B850263 510485 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE,II1DW1A53246B850264 Net Book Value 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 State Registered Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana

Company Asset No Description TeAM Rolling Stock - Trailers Mfg Serial No 510486 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1DW1A53266B850265 510487 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.a 1 DW1A53286B850266 510488 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEft 1 DW1A532X6B850267 510489 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.a 1DW1A53216B850268 510490 2006 STOUGHTON DRY VAN (Z-PLATE) CAP lE.a 1 DW1A53236B850269 510491 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1DW1A532X6B850270 510492 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1DW1A53216B850271 510493 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.a 1 DW1A53236B850272 510494 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LE.o 1DW1A53256B850273 510495 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEft 1 DW1A53276B850274 510496 2006 STOUGHTON DRY VAN (Z.pLATE) CAP LEft 1DW1A53296B850275 510497 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.a 1DW1A53206B850276 5104982006 STOUGHTON DRY VAN (Z·PLATE) CAP LEft 1DW1A53226B850277 510499 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.o 1DW1A53246B850278 510500 2006 STOUGHTON DRY VAN (Z·PlATE) CAP LE.o 1DW1A53266B850279 510501 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1DW1A53226B8502BO 510502 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEft 1 DW1A53246B8502B1 510503 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LEft 1DW1A53266B850282 510504 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.o 1 DW1A53286B8502B3 510505 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LEft 1DW1A532X6B~50284 510506 2006 STOUGHTON DRY VAN (Z·PLATE) CAP U:.a 1 DW1A53216B850285 510507 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.a 1 DW1A53236B850286 510508 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.o 1 DW1A53256B850287 510509 2006 STOUGHTON DRY VAN (Z.pLATE) CAP LE.a 1 DW1A53276B850288 5105102006 STOUGHTON DRY VAN (Z.pLATE) CAP LE.a 10W1A53296BB50289 510511 2006 STOUGHTON DRY VAN (Z.PLATE) CAP LE.a 10W1A53256B850290 510512 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LE.o 1 DW1A53276B850291 510513 2006 STOUGHTON DRY VAN (Z.pLA TE) CAP LE.o 1 DW1A53296B850292 510514 2006 STOUGHTON DRY VAN (Z.pLATE) CAP LEft lDW1A53206BB50293 510515 2006 STOUGHTON DRY VAN (Z-PLATE) CAP LEft 1 DW1A53226B650294 510516 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.o 1 DW1A53246B850295 510517 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.a 1DW1A53266B850296 510518 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.o 1DW1A53286BB50297 510519 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.o 1 DW1A532X6B850298 510520 2006 STOUGHTON DRY VAN (Z·PLATE) CAP LE.o 1DW1A53216B850299 510521 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W56L966076 510522 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W76L966077 510523 2006 WABASH DURAPLATE 53' DRY VAN 510524 2006 WABASH DURAPLATE 53' DRY VAN 510525 2006 WABASH DURAPLATE 53' DRY VAN 510526 2006 WABASH DURAPLATE 53' DRY VAN 510527 2006 WABASH DURAPLATE 53' DRY VAN 510528 2006 WABASH DURAPLATE 53' DRY VAN 510529 2006 WABASH DURAPLATE 53' DRY VAN 510530 2006 WABASH DURAPLATE 53' DRY VAN 510531 2006 WABASH DURAPLATE 53' DRY VAN 510532 2006 WABASH DURAPLATE 53' ORY VAN 510533 2006 WABASH OURAPLATE 53' DRY VAN 5105342006 WABASH DURAPLATE 53' DRY VAN 510535 2006 WABASH DURAPLATE 53' DRY VAN 5105362006 WABASH DURAPLATE 53' DRY VAN 510537 2006 WABASH DURAPLATE 53' DRY VAN 510538 2006 WABASH DURAPLATE 53' DRY VAN 510539 2006 WABASH DURAPLATE 53' ORY VAN 1JJV532VV96l966078 1JJV532VV06l966079 1JJV532W76L966080 1JJV532VV96l966081 1JJV532VV06L966082 1JJV532VV26L966083 1JJV532W46L966084 1JJV532VV66L966085 1JJV532VV86L966086 1 JJV532WX6l966087 1JJV532W16L966088 1JJV532VV36l966089 1JJV532VVX6L966090 1JJV532VV16L966091 1JJV532VV36L966092 1JJV532VV56L966093 1JJV532W76L966094 Net Book Value State Registered 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 10,662.04 Indiana 13,611.20 Indiana 13,611.20 Indiana 13,611.20 Indiana 13,611.20 Indiana 13,611.20 Indiana 13,611.20 Indiana 13,611.20 indiana 13,611.20 Indiana 13,767.71 Indiana 13,767.71 Indiana 13,767.71 Indiana 13,767.71 Indiana 13,767.71 Indiana 13,611.20 Indiana 13,611.20 indiana 13,767.71 indiana 13,767.71 Indiana 13,611.20 Indiana 13,611.20 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock - Trailers 510540 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W96L966095 13,611.20 Indiana 510541 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W06L966096 13,611.20 Indiana 510542 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W26L966097 13,611.20 Indiana 510543 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W46L966098 13,767.71 Indiana 510544 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W66L966099 13,611.20 Indiana 510545 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W96L966100 13,611.20 Indiana 510546 2006 WABASH DURAPLArE 53' DRY VAN 1JJV532W06L966101 13,611.20 Indiana 510547 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W26L966102 13,611.20 Indiana 510548 2006 WABASH DURAPLA TE 53' DRY VAN 1JJV532W46L966103 13,611.20 Indiana 510549 2006 WABASH DURAPLA TE 53' DRY VAN 1JJV532W66L966104 13,611.20 Indiana 510550 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W86L966105 13,611.20 Indiana 510551 2006 WABASH DURAPLATE 53' DRY VAN 1 JJV532WX6L9661 06 13,611.20 Indiana 5105522006 WABASH DURAPLArE 53' DRY VAN 1JJV532W16L966107 13,611.20 Indiana 510553 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W36L966108 13,611.20 Indiana 5105542006 WABASH DURAPLATE 53' DRY VAN 1JJV532W56L966109 13,767.71 Indiana 510555 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W16L966110 13,767.71 Indiana 510556 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W36L966111 13,767.71 Indiana 510557 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W56L966112 13,767.71 Indiana 510558 2006 WABASH DURAPLATE 53' DRY VAN 1JJVS32VV76L966113 13,767.71 Indiana 5105592006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV96L966114 13,767.71 Indiana 510560 2006 WABASH DURAPLATE 53' DRY VAN 1JJVS32VV06L966115 13,767.71 Indiana 510561 2006 WABASH DURAPLATE 53' DRY VAN 1JJVS32W26L966116 13,767.71 Indiana 510562 2006 WABASH DURAPLA TE 53' DRY VAN 1JJV532W46L966117 13,767.71 Indiana 5105632006 WABASH DURAPLATE 53' DRY VAN 1JJV532W66L966118 13,767.71 Indiana 5105642006 WABASH DURAPLATE 53' DRY VAN 1JJV532W86L966119 13,767.71 Indiana 510565 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W46L966120 13,767.71 Indiana 510566 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W66L966121 13,767.71 Indiana 510567 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV86L966122 13,767.71 Indiana 510568 2006 WABASH DURA PLATE 53' DRY VAN 1JJV532VVX6L966123 13,767.71 Indiana 510569 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W16L966124 13,767.71 Indiana 510570 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W36L966125 13,767.71 Indiana 510571 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W56L966126 13,767.71 Indiana 510572 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV76L966127 13,767.71 Indiana 510573 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W96L966128 13,767.71 Indiana 510574 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W06L966129 13,767.71 Indiana 5105752008 WABASH DURAPLATE 53' DRY VAN 1JJV532VV76L966130 13,767.71 Indiana 5105762008 WABASH DURAPLATE 53' DRY VAN 1JJV532W96L966131 13,767.71 Indiana 510577 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV06L966132 13,767.71 Indiana 510578 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W26L966133 13,767.71 Indiana 510579 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV46L966134 13,767.71 Indiana 510580 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV66L966135 13,767.71 Indiana 510581 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV86L966136 13,767.71 Indiana 5105822006 WABASH DURAPLATE 53' DRY VAN 1JJV532VVX6L966137 13,767.71 Indiana 5105832006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV16L966138 13,767.71 Indiana 510584 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV36L966139 13,767.71 Indiana 510585 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VVX6L966140 13,767.71 Indiana 510586 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV16L966141 13,767.71 Indiana 5105872006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV36L968142 13,767.71 Indiana 510588 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV56L966143 13,767.71 Indiana 5105892006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV76L966144 13,767.71 Indiana 5105902006 WABASH DURAPLATE 53' DRY VAN 1JJV532W96L966145 13,767.71 Indiana 510591 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV06L966146 13,767.71 Indiana 510592 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV26L966147 13,767.71 Indiana 5105932006 WABASH DURAPLATE 53' DRY VAN 1JJV532W46L966148 13,767.71 Indiana

Company Asset No Description Mfg Serial No Net Book Value Stale Registered TeAM Holling Stock - Trailers 510594 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV66L966149 13,767.71 Indiana 510595 2006 VVABASH DURAPLATE 53' DRY VAN 1JJV532VV26L966150 13,767.71 IndIana 510596 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV46L966151 13,767.71 Indiana 510597 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV66L966152 13,767.71 Indiana 510596 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV86L966153 13,767.71 Indiana 510599 2006 VVABASH DURAPLATE 53' DRY VAN 1JJV532VVX6L966154 13,767.71 Indiana 510600 2006 VVABASH DURAPLATE 53' DRY VAN 1JJV532VV16L966155 13,767.71 Indiana 510601 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV36L966156 13,767.71 Indiana 510602 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV56L966157 13,767.71 Indiana 510603 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV76L966158 13,767.71 Indiana 5106042006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV96L966159 13,767.71 Indiana 510605 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV56L966160 13,767.71 Indiana 510606 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV76L966161 13,767.71 Indiana 510607 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV96L966162 13,767.71 Indiana 510608 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W06L966163 13,767.71 Indiana 510609 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV26L966164 13,767.71 Indiana 510610 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV46L966165 13,767.71 Indiana 510611 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV66L966166 13,767.72 Indiana 5106122006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV86L966167 13,767.72 Indiana 510613 2006 VVABASH DURAPLATE 53' DRY VAN 1JJV532VVX6L966168 13,767.72 Indiana 510614 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV16L966169 13,767.72 Indiana 510615 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W86L966170 13,767.72 Indiana 5106162006 WABASH DURAPLATE 53' DRY VAN 1JJV532VVX6L966171 13,767.72 Indiana 510617 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV16L966172 13,767.72 Indiana 510616 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV36L966173 13,767.72 Indiana 510619 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W56L966174 13,767.72 Indiana 510620 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV76L966175 13,767.72 Indiana 510621 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV96L966176 13,611.20 Indiana 510622 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV06L966177 13,767.72 Indiana 510623 2006VVABASH DURAPLATE 53' DRY VAN 1JJV532VV26L966178 13,767.72 Indiana 5106242006 VVABASH DURAPLATE 53' DRY VAN 1JJV532VV46L966179 ,13,611.20 Indiana 510625 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV06L966180 13,611.20 Indiana 510626 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV26L966181 13,611.20 Indiana 510627 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV46L966182 13,611.20 Indiana 510628 2006 WABASH DURAPLATE 53' DRY VAN 1 JJV532VV66L966183 13,611.20 Indiana 510629 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W86L966184 13,767.72 Indiana 510630 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VVX6L966185 13,767.72 Indiana 510631 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV16L966186 13,767.72 Indiana 510632 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV36L966187 13.511.20 Indiana 510633 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV56L966188 13,611.20 Indiana 510634 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532VV76L965189 13,611.20 Indiana 510635 2006 WABASH DURAPLATE 53' DRY VAN 1 JJV532VV36L966190 13,611.20 Indiana 510636 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV56L966191 13,611.20 Indiana 510637 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W76L966192 13,767.72 Indiana 510636 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV96L966193 13,611.20 Indiana 510639 2006 WABASH DURAPLA TE 53' DRY VAN 1 JJV532VV06L966194 13,611.20 Indiana 510640 200S WABASH DURAPLATE 53' DRY VAN 1JJV532VV26L966195 13,611.20 Indiana 510641 2006 WABASH DURAPLATE 53' D~YVAN 1JJV532VV46L966198 13,611.20 Indiana 510642 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV66L966197 13,611.20 Indiana 510643 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV86L966198 13,611.20 Indiana 510644 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VVX6L966199 13,611.20 Indiana 510645 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV26L966200 13,611.20 Indiana 510646 2006 VVABASH DURAPLA TE DRY VAN CAP LEAS 1JJV532VV46L966201 10,662.04 Indiana 510647 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W66L966202 10,662.04 Indiana

Company Asset No Description TCAM Rolling Stock· Trailers Mfg Serial No 510648 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W86L966203 5106492006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532WX6L966204 510650 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W16L966205 510651 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W36l966206 510652 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W56L966207 5106532006 WABASH DURAPlATE DRY VAN CAP LEAS 1JJV532W76L968208 510654 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W96l966209 510655 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W56l966210 510656 2008 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W76l966211 5106572006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W96L968212 510658 2008 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W06l968213 510659 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W28L966214 510660 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W46L966215 510661 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W66L966216 5106622006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W86l966217 510663 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532WX6L966218 510664 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W18L988219 510665 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W86L966220 510666 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532WX6L966221 5106672006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W16L966222 510668 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1 JJV532W36L966223 510669 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W56L966224 510670 2008 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W76L968225 510671 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W96L966228 510672 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W06L966227 510673 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W26L966228 510676 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W26L968231 510677 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W46L966232 510678 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W66L966233 5106792006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W86L966234 5106802006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532WX6L966235 510681 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W16L966238 510682 2008 WABASH DURAPLATE DRY VAN CAP LEAS lJJV532W36L966237 510683 2006 WABASH DURAPLATE DRY VAN CAP LEAS lJJV532W56L966238 510684 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W76L966239 5106852006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W36L966240 510686 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W56L966241 510667 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W76L966242 510666 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W96L966243 510689 2008 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W06L966244 510690 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W26L966245 510691 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W46l966246 5106922006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W66L966247 510693 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W86L966248 510694 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532WX6L966249 510695 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W66L966250 510696 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W86L966251 510698 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W16L966253 510699 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W36L966254 510700 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W56L966255 510701 2008 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W76L966256 510702 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W96L966257 510703 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W06L966258 5107042006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W26L966259 Net Book Value 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 1"0,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 State Registered Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana

Company Asset No Description TCAM Rolling Stock - Traiien; Mfg Serle I No 510705 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W96L966260 5107062008 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W06L986261 510707 2008 WABASH DURAPLATE DRY VAN CAP LEAS 1 JJV532W26L966262 510708 2008 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W46L966263 510709 2006 WABASH DURAPLA TE DRY VAN CAP LEAS 1 JJV532W86L986264 510710 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W88L966265 510711 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532WX6L966266 5107122006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W16L966267 510713 2008 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W36L966268 510714 2006 WABASH DURAPLA TE DRY VAN CAP LEAS 1 JJV532W56L966269 510715 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W16L966270 510716 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W36L966271 510717 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W56L966272 510718 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W76L966273 510719 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W96l986274 510720 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W06l966275 510721 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W26L966278 510722 2008 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W46L966277 510723 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W88L966278 510724 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W86L966279 510725 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W46L966280 510726 2008 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W66L968281 510727 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W86L966282 510728 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532WX6L966283 510729 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W16L966284 510730 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W36L966285 510731 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532'N56L966286 5107322006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W76l966287 5107332006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W96L966288 510734 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W06L966269 510735 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W76L966290 510736 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W96L966291 510737 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W06l966292 510738 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W26L966293 5107392006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W46L986294 510740 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W66L966295 510741 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W86L966296 510742 2006 WABASH DURAPLA TE DRY VAN CAP LEAS 1JJV532WX6L966297 510743 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W16L966298 510744 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W36L966299 510745 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W88L966300 510746 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W86L966301 510747 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532WX6L966302 510748 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W16L966303 5107492006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W36L966304 510750 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W56L966305 510751 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W76L966306 5107522006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W96L966307 510753 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W06L966308 510754 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W26L966309 510755 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W96L966310 5107562006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W06L966311 510757 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W26L966312 5107582006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W46L966313 Net Book Value 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,682.04 10,662.04 10,662.04 10,682.04 10,662.04 10,862.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,882.04 10,682.04 10,682.04 10,662.04 10,682.04 10,662.04 10,682.04 10,882.04 10,662.04 10,682.04 10,662.04 10,662.04 10,682.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10,662.04 10.662.04 State Registered indiana indiana Indiana Indiana indiana indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana Indiana indiana indiana indiana Indiana indiana Indiana indiana indiana indiana indiana indiana indiana indiana indiana indiana indiana indiana indiana indiana indiana indiana indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock - Trailers 510759 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W66L966314 10,662.04 Indiana 510760 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1 JJV532W86L966315 10,662.04 Indiana 510761 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532WX6L966316 10,662.04 Indiana 510762 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W16L966317 10,662.04 Indiana 510763 2008 WABASH DURAPLA TE DRY VAN CAP LEAS 1 JJV532W36L966316 10,662.04 Indiana 510764 2006 WABASH DURAPLA TE DRY VAN CAP LEAS 1JJV532W56L966319 10,662.04 Indiana 510765 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W16L966320 10,662.04 Indiana 510766 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W36L966321 10,662.04 Indiana 510767 2006 WABASH DURAPLA TE DRY VAN CAP LEAS 1JJV532W56L966322 10,662.81 Indiana 510768 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W76L966323 10,662.61 Indiana 510769 2006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W96L966324 10,662.61 Indiana 5107702006 WABASH DURAPLATE DRY VAN CAP LEAS 1JJV532W06L966325 10,662.37 Indiana 510771 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W18L139520 17,415.15 Indiana 510772 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W38L139521 17,415.15 Indiana 510773 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W58L139522 17,415.15 Indiana 510774 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W78L139523 17,415.15 Indiana 510775 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W98L139524 17,415.15 Indiana 510776 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W08L139525 17,415.15 Indiana 510777 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W28L139526 17,415.15 Indiana 510778 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W48L 139527 17,415.15 Indiana 510779 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W68L139528 17,415.15 Indiana 510760 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W68L139529 17,415.15 indiana 510761 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W48L 139530 17,415.15 Indiana 510782 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W68L 139531 17,415.15 indiana 510783 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W88L139532 17,415.15 indiana 510784 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532WX8L139533 17,415.15 indiana 510785 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W18L139534 17,415.15 Indiana 510786 2008 WABASH DURAPLATE 53' DRY VAN 1 JJV532W38L139535 17,415.15 indiana 510787 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W58L139536 17,415.15 Indiana 510788 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W78L139537 17,415.15 Indiana 510789 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W98L139538 17,415.15 Indiana 510790 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W08L 139539 17,415.15 Indiana 510791 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W78L 139540 17,415.15 Indiana 510792 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W98L139541 17,415.15 Indiana 510793 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W08L 139542 17,415.15 Indiana 510794 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W28L139543 17,415.15 Indiana 510795 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W48L139544 17,415.15 Indiana 510796 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W68L139545 17,415.15 Indiana 510797 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W88L139546 17,415.15 Indiana 510798 200B WABASH DURAPLATE 53' DRY VAN 1JJV532WX8L 139547 17,415.15 Indiana 510799 200B WABASH DURAPLATE 53' DRY VAN 1JJV532W18L 139548 17,415.15 Indiana 510800 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W3BL 139549 17,415.15 Indiana 510801 200B WABASH DURAPLATE 53' DRY VAN 1JJV532WXBL139550 17,415.15 indiana 510802 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W18L139551 17,415.15 Indiana 510803 200B WABASH DURAPLATE 53' DRY VAN 1JJV532W38L139552 17,415.15 Indiana 510804 200B WABASH DURAPLA TE 53' DRY VAN 1JJV532W58L139553 17,415.15 Indiana 510805 200B WABASH DURAPLATE 53' DRY VAN 1JJV532W78L139554 17,415.15 indiana 510806 200B WABASH DURAPLATE 53' DRY VAN 1JJV532W98L 139555 17,415.15 Indiana 510807 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532WOBL139556 17,415.15 Indiana 510808 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W28L139557 17,415.15 Indiana 510809 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W4BL 13955B 17,415.15 Indiana 510810 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W6BL139559 17,415.15 Indiana 510811 200B WABASH DURAPLATE 53' DRY VAN 1JJV532W2BL 139560 17,415.15 Indiana 510812 200BWABASH DURAPLATE 53' DRY VAN 1JJV532W48L139561 17,415.15 Indiana

| Company Asset No | Description | Mfg Serial No | Net Book Value | State Registered |
|---|---|---|---|---|
| TCAM Rolling Stock - Trailers | | | | |
| 510813 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W68L139562 | 17,415.15 | Indiana |
| 510814 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W88L139563 | 17,415.15 | Indiana |
| 510815 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX8L139564 | 17,415.15 | Indiana |
| 510816 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W18L139565 | 17,415.15 | Indiana |
| 510817 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W38L139566 | 17,415.15 | Indiana |
| 510818 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W58L139567 | 17,415.15 | Indiana |
| 510819 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W78L139568 | 17,415.15 | Indiana |
| 510820 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W98L139569 | 17,415.15 | Indiana |
| 510821 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W58L139570 | 17,415.15 | Indiana |
| 510822 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W78L139571 | 17,415.15 | Indiana |
| 510823 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W98L139572 | 17,415.15 | Indiana |
| 510824 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W08L139573 | 17,415.15 | Indiana |
| 510825 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W28L139574 | 17,415.15 | Indiana |
| 510826 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W48L139575 | 17,415.15 | Indiana |
| 510827 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W68L139576 | 17,415.15 | Indiana |
| 510828 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W88L139577 | 17,415.15 | Indiana |
| 510829 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX8L139578 | 17,415.15 | Indiana |
| 510830 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W18L139579 | 17,415.15 | Indiana |
| 510831 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W88L139580 | 17,415.15 | Indiana |
| 510833 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W18L139582 | 17,415.15 | Indiana |
| 510834 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W38L139583 | 17,415.15 | Indiana |
| 510835 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W58L139584 | 17,415.15 | Indiana |
| 510836 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W78L139585 | 17,415.15 | Indiana |
| 510837 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W98L139586 | 17,415.15 | Indiana |
| 510838 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W08L139587 | 17,415.15 | Indiana |
| 510839 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W28L139588 | 17,415.15 | Indiana |
| 510840 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W48L139589 | 17,415.15 | Indiana |
| 510841 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W08L139590 | 17,415.15 | Indiana |
| 510842 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W28L139591 | 17,415.15 | Indiana |
| 510843 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W48L139592 | 17,415.15 | Indiana |
| 510844 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W68L139593 | 17,415.15 | Indiana |
| 510845 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W88L139594 | 17,415.15 | Indiana |
| 510846 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX8L139595 | 17,415.15 | Indiana |
| 510847 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W18L139596 | 17,415.15 | Indiana |
| 510848 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W38L139597 | 17,415.15 | Indiana |
| 510849 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W58L139598 | 17,415.15 | Indiana |
| 510850 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W78L139599 | 17,415.15 | Indiana |
| 510851 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX8L139600 | 17,415.15 | Indiana |
| 510852 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W18L139601 | 17,415.15 | Indiana |
| 510853 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W38L139602 | 17,415.15 | Indiana |
| 511103 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W48L139852 | 18,079.58 | Indiana |
| 511104 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W68L139853 | 18,079.58 | Indiana |
| 511105 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W88L139854 | 18,079.58 | Indiana |
| 511106 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX8L139855 | 18,079.58 | Indiana |
| 511107 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W18L139856 | 18,079.58 | Indiana |
| 511108 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W38L139857 | 18,079.58 | Indiana |
| 511109 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W58L139858 | 18,079.58 | Indiana |
| 511110 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W78L139859 | 18,079.58 | Indiana |
| 511111 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W38L139860 | 18,079.58 | Indiana |
| 511112 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W58L139861 | 18,079.58 | Indiana |
| 511113 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W78L139862 | 18,079.58 | Indiana |
| 511114 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W98L139863 | 18,079.58 | Indiana |
| 511115 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W08L139864 | 18,079.58 | Indiana |
| 511116 | 2008 WABASH DURAPLATE 53' DRY VAN | 1JJV532W28L139865 | 18,079.58 | Indiana |

Company Asset No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock - Trailers 511117 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W48L139866 18,079.58 Indiana 511118 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W68L139867 18,079.58 Indiana 511119 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W88L139868 18,079.58 Indiana 511120 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532WX8L139869 18,079.58 Indiana 511121 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W68L139870 18,079.58 Indiana 511122 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W88L139871 18,079.58 Indiana 511123 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532WX8L139872 18,079.58 Indiana 511124 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W18L139873 18,079.58 Indiana 511125 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W38L139874 18,079.58 Indiana 511126 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W58L139875 18,079.58 Indiana 511127 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W78L139876 18,079.58 Indiana 511128 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W98L139877 18,079.58 Indiana 511129 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W08L139878 18,079.58 Indiana 511130 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W28L139879 18,079.58 Indiana 511131 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W98L139880 18,079.58 Indiana 511132 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W08L139881 18,079.58 Indiana 511133 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W28L139882 18,079.58 Indiana 511134 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W48L139883 18,079.58 Indiana 5111352008 WABASH DURAPLATE 53' DRY VAN 1JJV532W68L 139884 18,079.58 Indiana 511136 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W88L139885 18,079.58 Indiana 5111372008 WABASH DURAPLATE 53' DRY VAN 1JJV532VVX8L139886 18,079.56 Indiana 5111382006 WABASH DURAPLATE 53' DRY VAN 1JJV532W18L139667 16,079.56 Indiana 511139 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W38L139888 18,079.58 Indiana 511140 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV56L139689 16,079.58 Indiana 511141 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532VV18L139890 16,079.58 Indiana 511142 2008 WABASH DURAPlATE 53' DRY VAN 1JJV532W38L139891 16,079.58 Indiana 511143 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W58l139892 16,079.58 Indiana 511144 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W78L139893 18,079.58 Indiana 5111452006 WABASH DURAPLATE 53' DRY VAN 1JdV532W98L139894 16,079.58 Indiana 511146 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W08L139895 18,079.58 Indiana 511147 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W28L139898 18,079.58 Indiana 511148 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W48l139897 18,079.58 Indiana 511149 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W68L 139898 18,079.58 Indiana 511150 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W88l139899 18,079.58 Indiana 511151 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W08L139900 18,079.58 Indiana 511152 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W28L 139901 18,079.58 Indiana 5111532008 WABASH DURAPLATE 53' DRY VAN 1JJV532W48L139902 18,079.58 Indiana 511154 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W68L139903 18,079.58 Indiana 511155 2008 WABASH DURAPLATE 53' DRY VAN 1 JJV532W88L 139904 18,079.58 Indiana 511156 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532VVX8L139905 18,079.58 Indiana 511157 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W18L 139906 18,079.58 Indiana 511158 2008 WABASH DURAPLA TE 53' DRY VAN 1 JJV532W38L 139907 18,079.58 Indiana 511159 2008 WABASH DURAPLA TE 53' DRY VAN 1 JJV532W58L 139908 18,079.58 Indiana 511160 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W78l139909 18,079.58 Indiana 511161 2008 WABASH DURAPLA TE 53' DRY V AN 1JJV532W38L139910 18,079.58 Indiana 511162 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W58L139911 18,079.58 Indiana 5111632008 WABASH DURAPLATE 53' DRY VAN 1JJV532W78L139912 18,079.58 Indiana 511164 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W98l139913 18,079.58 Indiana 511165 2008 WABASH DURAPLA TE 53' DRY V AN 1JJV532W08L 139914 18,079.58 Indiana 511166 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W28L139915 18,079.58 Indiana 511167 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W48L 139916 18,079.58 Indiana 511168 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W68l139917 18,079.58 Indiana 511169 2008 WABASH DURAPlATE 53' DRY VAN 1JJV532VV88L139918 18,079.58 Indiana 511170 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532WX8l139919 18,079.58 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock - Trailers 511171 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W68L139920 18,079.58 Indiana 511172 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W88L 139921 18,079.58 Indiana 511173 2008 WABASH DURAPLATE 53' DRY VAN lJJV532WX8L139922 18,079.58 Indiana 5111742008 WABASH DURAPLATE 53' DRY VAN 1JJV532W18L139923 18,079.58 Indiana 511175 2008 WABASH DURAPLATE 53' DRY VAN lJJV532W38L139924 18,079.58 Indiana 511176 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W58L139925 18,079.58 Indiana 511177 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532VV78L139926 18,079.58 Indiana 511178 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W98L139927 18,079.58 Indiana 511179 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W08L139928 18,079.58 Indiana 511180 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W28L139929 18,079.58 Indiana 511181 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W98L139930 18,079.58 Indiana 511182 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W08L139931 18,079.58 Indiana 511163 2008 WABASH DURAPLA TE 53' DRY V AN lJJV532W28L139932 18,079.58 Indiana 511184 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W48L 139933 18,079.58 Indiana 511185 2008 WABASH DURAPLA TE 53' DRY VAN lJJV532W68L139934 18,079.58 Indiana 5111862008 WABASH DURAPLATE 53' DRY VAN 1JJV532W88L 139935 18,216.07 Indiana 511187 200B WABASH DURAPLATE 53' DRY VAN 1JJV532WX8L139936 18,216.07 Indiana 511166 2008 WABASH DURAPLA TE 53' DRY VAN lJJV532W18L 139937 18,216.07 Indiana 511189 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W38L139938 18,216.07 Indiana 511190 2008 WABASH DURAPLA TE 53' DRY VAN lJJV532W58L139939 16,216.07 Indiana 511191 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W18L 139940 18,216.07 Indiana 511192 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W38L139941 16,216.07 Indiana 511193 2008 WABASH DURAPLA TE 53' DRY VAN lJJV532W56L139942 16,216.07 Indiana 511194 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532VV78L139943 16,216.07 Indiana 511195 2006 WABASH DURAPLA TE 53' DRY VAN 1JJV532W98L139944 18,218.07 Indiana 511196 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W08L139945 16,216.07 Indiana 511197 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W28L139946 18,216.07 Indiana 511198 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W48L139947 18,216.07 Indiana 511199 2008 WABASH DURAPLATE 53' DRY VAN lJJV532W68L139948 18,216.07 Indiana 5112002008 WABASH DURAPLATE 53' DRY VAN lJJV532W88L 139949 18,216.07 Indiana 511201 2008 WABASH DURAPLATE 53' DRY VAN lJJV532W48L 139950 18,216.07 Indiana 511202 2008 WABASH DURAPLATE 53' DRY VAN 1 JJV532W68L 139951 18,216.07 Indiana 5112032008 WABASH DURAPLATE 53' DRY VAN 1JJV532W88L139952 18,216.07 Indiana 511204 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532WX8L139953 18,216.07 Indiana 511205 2008 WABASH DURAPLATE 53' DRY VAN lJJV532W18L139954 18,216.07 Indiana 511206 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W38L139955 18,216.07 Indiana 511207 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W58L139956 18,216.07 Indiana 511208 2008 WABASH DURAPLA TE 53' DRY VAN lJJV532VV78L139957 18,216.07 Indiana 5112092008 WABASH DURAPLATE 53' DRY VAN 1JJV532W98L139958 18,216.07 Indiana 511210 2008 WABASH DURAPLATE 53' DRY VAN lJJV532W08L139959 18,216.07 Indiana 511211 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532VV78L139960 16,216.07 Indiana 5112122008 WABASH DURAPLATe 53' DRY VAN 1JJV532W98L139961 18,216.07 Indiana 511213 2008 WABASH DURAPLATE 53' DRY VAN lJJV532W08L139962 18,216.07 Indiana 511214 2008 WABASH DURAPLATE 53' DRY VAN lJJV532W28L139963 18,216.07 Indiana 5112152008 WABASH DURAPLATE 53' DRY VAN 1JJV532W48L139964 18,216.07 Indiana 511216 2008 WABASH DURAPLATE 53' DRY VAN lJJV532W68L139965 18,216.07 Indiana 511217 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W88L139966 18,216.07 Indiana 5112162008 WABASH DURAPLATE 53' DRY VAN 1JJV532WX8L139967 18,216.07 Indiana 511219 2008 WABASH DURAPLATE 53' DRY VAN lJJV532W18L139968 18,216.07 Indiana 5112202008 WABASH DURAPLATE 53' DRY VAN lJJV532W38L139969 18,216.07 Indiana 511221 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532WX8L139970 18,216.07 Indiana 511222 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W18L 139971 18,216.07 Indiana 511223 2008 WABASH DURAPLATE 53' DRY VAN lJJV532W38L 139972 18,216.07 Indiana 511224 2008 WABASH DURAPLATE 53' DRY VAN 1 JJV532W58L 139973 18,216.07 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock - Trailers 511225 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532VV78L139974 18,216.07 Indiana 511226 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532VV98L139975 18,216.07 Indiana 511227 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532VV08L139976 18,216.07 Indiana 511228 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532VV28L139977 18,216.07 Indiana 511229 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532VV48L 139978 18,216.07 Indiana 511230 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W68L 139979 18,216.07 Indiana 511231 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W28L139980 18,216.07 Indiana 511232 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W48L 139981 18,216.07 Indiana 511233 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W68L 139982 18,216.07 Indiana 511234 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W88L139983 18,216.07 Indiana 511235 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532VVX8L 139984 18,216.07 Indiana 511236 2008 VVABASH DURAPLATE 53' DRY VAN 1JJV532VV18L139985 18,216.07 Indiana 511237 2008 VVABASH DURAPLATE 53' DRY VAN 1JJV532VV38L139986 18,216.07 Indiana 511238 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532VV58L139987 18,216.07 Indiana 511239 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532VV78L139988 18,216.07 Indiana 511240 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532VV9BL139989 18,216.07 Indiana 511241 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532VV58L 139990 10,216.07 Indiana 511242 2000 WABASH DURAPLATE 53' DRY VAN 1JJV532VV70L139991 10,216.07 Indiana 511243 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532VV90L139992 18,216.07 Indiana 511244 2000 WABASH DURAPLATE 53' DRY VAN 1JJV532W08L 139993 18,216.07 Indiana 511245 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532VV28L 139994 18,216.07 Indiana 5112462000 WABASH DURAPLATE 53' DRY VAN 1JJV532VV48L 139995 10,216.07 Indiana 5112472008 WABASH DURAPLATE 53' DRY VAN 1 JJV 532VV68L 139996 10,216.07 Indiana 5112402000 WABASH DURAPLATE 53' DRY VAN 1JJV532WOOL139997 18,216.07 Indiana 5112492000 WABASH DURAPLATE 53' DRY VAN 1JJV532VVXOL139998 10,216.07 Indiana 511250 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W18L 139999 18,216.07 Indiana 511251 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W28L140000 10,216.07 Indiana 511252 2000 WABASH DURAPLATE 53' DRY VAN 1JJV532W40L140001 18,216.07 Indiana 511253 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W60L140002 10,216.07 Indiana 511254 2000 WABASH DURAPLA TE 53' DRY VAN 1JJV532VV88L14oo03 10,216.07 Indiana 511255 2000 WABAsH DURAPLATE 53' DRY VAN 1JJV532WXOL140004 18,216.07 Indiana 511256 2000 WABASH DURAPLATE 53' DRY VAN 1JJV532W18L 140005 18,216.07 Indiana 511257 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W3BL14000B 1B,216.07 Indiana 511258 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532VV50L 140007 18,216.07 Indiana 511259 2D08WABASH DURAPLATE 53' DRY VAN 1JJV532VV78L140008 18,216.07 Indiana 511260 2008 WABASH DURAPLATE 53' DRY VAN 1 JJV532VV9BL 140009 18,216.07 Indiana 511261 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W58L 140010 18,216.07 Indiana 511262 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W78L140011 18,216.07 Indiana 511263 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W9BL140012 18,216.07 Indiana 511264 2008 VVABASH DURAPLATE 53' DRY VAN 1JJV532WOBL140013 1B,216.07 Indiana 511265 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532VV20L140014 18,216.07 Indiana 511266 2000 WABASH DURAPLATE 53' DRY VAN 1JJV532W48L 140015 10,216.07 Indiana 511267 2008 WABASH DURAPLA TE 53' DRY VAN 1JJV532W68L140016 18,216.07 Indiana 511268 2000 WABASH DURAPLA TE 53' DRY VAN 1JJV532W88L140017 18,216.07 Indiana 511269 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532WX8L140010 18,216.07 Indiana 511270 2008 WABASH DURAPLATE 53' DRY VAN 1JJV532W10L 140019 10,216.07 Indiana 511271 2005 WABASH DURAPLATE 53' DRY VAN 1 JJV532W35L925346 9,717.98 Indiana 511272 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W85L925360 9,717.98 Indiana 511273 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W55L925364 9,717.98 Indiana 511274 2005 VVABASH DURAPLATE 53' DRY VAN 1JJV532W25L925368 9,717.98 Indiana 511275 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532WX5L925344 9,717.98 Indiana 511276 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV15L925345 9,717.98 Indiana 511277 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VVX5L925358 9,717.98 Indiana 511278 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W75L925382 9,717.98 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock· Trailers 511279 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W05L925367 9,717.96 Indiana 511280 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532VVX5L925375 9,717.96 Indiana 511281 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV15L925412 9,717.98 Indiana 5112822005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV75L925429 9,717.98 Indiana 511283 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV55L925431 9,717.98 Indiana 511284 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W85L925357 9,717.98 Indiana 511285 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532VV25L925371 9,717.98 Indiana 511286 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532W35L925380 9,717.98 Indillna 511287 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV95L925383 9,717.98 Indiana 511288 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W85L925388 9,717.98 Indiana 511289 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532W15L925393 9,717.98 Indiana 5112902005 WABASH DURAPLATE 53' DRY VAN 1JJV532W25L925399 9,717.98 Indiana 511291 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W65L925406 9,717.98 Indiana 511292 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W05L925420 9,717.98 Indiana 511293 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W25L925421 9,717.98 Indiana 511294 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV35L925427 9,717.98 Indiana 5112952005 WABASH DURAPLATE 53' DRY VAN 1JJV532W55L925428 9,717.98 Indiana 511296 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532W75L925432 9,717.98 Indiana 511297 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W95L925447 9,717.98 Indiana 511298 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W95L925450 9,717.98 Indiana 511299 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W65L925454 9,717.98 Indiana 5113002005 WABASH DURAPLATE 53' DRY VAN 1JJV532W55L925414 9,717.98 Indiana 511301 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W45L925419 9,717.98 Indiana 5113022005 WABASH DURAPLATE 53' DRY VAN 1JJV532W25L925452 9,863.71 Indiana 5113032005 WABASH DURAPLATE 53' DRY VAN 1JJV532W75L925379 9,863.71 Indiana 511304 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W15L925409 9,863.71 Indiana 511305 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W05L925370 9,863.71 Indiana 511306 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W15L925359 9,717.98 Indiana 5113072005 WABASH DURAPLATE 53' DRY VAN 1JJV532W15L925376 9,863.71 Indiana 5113082005 WABASH DURAPLATE 53' DRY VAN 1JJV532W55L925400 9,863.71 Indiana' 5113092005 WABASH DURAPLATE 53' DRY VAN 1JJV532W55L925347 9,863.71 Indiana 5113102005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV75L925348 9,863.71 Indiana 511311 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W05L925353 9,863.71 Indiana 511312 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W65L925356 9,863.71 Indiana 5113132005 WABASH DURAPLATE 53' DRY VAN 1JJV532W45L925369 9,863.71 Indiana 511314 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W65L925373 9,B63.71 Indiana 5113152005 WABASH DURAPLATE 53' DRY VAN 1JJV532W85L925374 9,863.71 Indiana 5113162005 WABASH DURAPLATE 53' DRY VAN 1JJV532W35L925363 9,863.71 Indiana 511317 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532WX5L925411 9,BB3.71 Indiana 511318 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W95L925349 9,863.71 Indiana 5113192005 WABASH DURAPLATE 53' DRY VAN 1JJV532W95L925366 9,863.71 Indiana 511320 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532W35L925377 9,863.71 Indiana 511321 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532W25L925385 9,863.71 Indiana 511322 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532VVX5L925392 9,B63.71 Indiana 5113232005 WABASH DURAPLATE 53' DRY VAN 1JJV532W35L925413 9,B63.71 Indiana 5113242005 WABASH DURAPLATE 53' DRY VAN 1JJV532W25L925418 9,863.71 Indiana 5113252005 WABASH DURAPLATE 53' DRY VAN 1JJV532WB5L925424 9,B63.71 Indiana 511326 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W15L925426 9,B63.71 Indiana 511327 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532W45L925436 9,863.71 Indiana 5113282005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV25L925449 9,B63.71 Indiana 511329 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532VV55L925395 9,863.71 Indiana 511330 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W35L925394 9,863.71 Indiana 511331 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W95L925397 9,863.71 Indiana 511332 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W85L925407 9,863.71 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TeAM Rolling Stock· Trailers 511333 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV75L925415 9,863.71 Indiana 511334 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV45L925422 9,863.71 Indiana 511335 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VVX5L925425 9,863.71 Indiana 511336 2005 VVABASH DURAPLATE 53' DRY VAN 1JJV532VVX5L925439 9,863.71 Indiana 511337 2005 VVABASH DURAPLATE 53' DRY VAN 1JJV532VV35L925430 9,863.71 Indiana 511338 200S WABASH DURAPLATE 53' DRY VAN 1JJV532VV65L925440 9,863.71 Indiana 511339 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532VV55L925445 9,863.71 Indiana 511340 2005 WABASH DURAPLA TE 53' DRY VAN 1JJVS32VV05L925451 9,863.71 Indiana 511341 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532VVX5L925361 10,009.43 Indiana 511342 200S WABASH DURAPLA TE 53' DRY VAN 1JJV532VV65L925387 10,009.43 Indiana 511343 200SWABASH DURAPLATE 53' DRY VAN 1JJV532VV85L925391 10,009.43 Indiana 511344 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532VV05L925398 10,009.43 Indiana 511345 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532VV95L925402 10,009.43 Indiana 511346 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV45L925405 10,009.43 Indiana 511347 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV85L925441 10,009.43 Indiana 511346 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532VV05L925448 10,009.43 Indiana 5113492005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV45L925355 10,009.43 Indiana 511350 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VVX5L925389 10,009.43 Indiana 511351 2005 WABASH DURAPLATE 53' DRY VAN 1JJVS32VV75L925396 10,009.43 Indiana 511352 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV05L925434 10,009.43 Indiana 5113532005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV05L925364 10,009.43 Indiana 511354 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV25L925404 10,009.43 Indiana 511355 2005 WABASH DURAPLA TE 53' DRY VAN 1 JJV532VV85L92541 0 10,155.16 Indiana 511356 2005 VVABASH DURAPLA TE 53' DRY VAN 1JJV532VV75L925446 10,009.43 Indiana 511357 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV75L925480 10,009.43 Indiana 511356 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV75L937922 10,009.43 Indiana 511359 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV15L937950 10,009.43 Indiana 511360 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV15L937964 10,009.43 Indiana 511361 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV75L925351 10,155.16 Indiana 511362 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV65L925390 10,155.16 Indiana 511363 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532VV85L937959 10,155.16 Indiana 511364 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV85L925438 10,009.43 Indiana 511365 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV85L925486 10,155.16 Indiana 511366 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532VV95L937906 10,155.16 Indiana 5113672005 WABASH DURAPLATE 53' DRY VAN 1JJV532VVX5L937963 10,155.16 Indiana 5113662005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV95L925352 10,155.16 Indiana 511369 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV55L925378 10,009.43 Indiana 511370 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV95L925416 10,300.89 Indiana 511371 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV65L925423 10,301.49 Indiana 511372 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV55L925459 10,155.16 Indiana 511373 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV55L925462 10,155.16 Indiana 5113742005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV55L925476 10,155.16 Indiana 5113752005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV75L925477 10,155.16 Indiana 5113762005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV95L925481 10,155.16 Indiana 511377 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W85L937931 10,155.16 Indiana 511376 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W15L937933 10,300.89 Indiana 511379 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W15L937947 10,155.16 Indiana 511360 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W45L925386 10,155.16 Indiana 511361 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W35L925444 10,301.49 Indiana 511362 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV25L925435 10,155.16 Indiana 511363 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532WX5L925442 10,300.89 Indiana 511364 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV45L925453 10,301.49 Indiana 511365 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W65L925455 10,300.89 Indiana 511366 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VVX5L925456 10,300.89 Indiana

| Company Asset No | Description | Mfg Serial No | Net Book Value | State Registered |
|---|---|---|---|---|
| TCAM Rolling Stock - Trailers | | | | |
| 511387 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W15L925460 | 10,300.89 | Indiana |
| 511388 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W75L925463 | 10,300.89 | Indiana |
| 511389 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W45L925470 | 10,300.89 | Indiana |
| 511390 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX5L925487 | 10,300.89 | Indiana |
| 511391 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W25L937908 | 10,300.89 | Indiana |
| 511392 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX5L937915 | 10,300.89 | Indiana |
| 511393 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W35L937920 | 10,301.49 | Indiana |
| 511394 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W25L937925 | 10,301.49 | Indiana |
| 511395 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W65L925485 | 10,301.49 | Indiana |
| 511396 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W15L925491 | 10,301.49 | Indiana |
| 511397 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W35L937917 | 10,301.49 | Indiana |
| 511398 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W95L937923 | 10,301.49 | Indiana |
| 511399 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W85L937928 | 10,301.49 | Indiana |
| 511400 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W35L937934 | 10,301.49 | Indiana |
| 511401 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W95L937940 | 10,301.49 | Indiana |
| 511402 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W45L937943 | 10,447.22 | Indiana |
| 511403 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W65L937944 | 10,447.22 | Indiana |
| 511404 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W55L937952 | 10,447.22 | Indiana |
| 511405 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W65L925437 | 10,447.22 | Indiana |
| 511406 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W15L925443 | 10,447.22 | Indiana |
| 511407 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W35L925458 | 10,447.22 | Indiana |
| 511408 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W35L925461 | 10,447.22 | Indiana |
| 511409 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W05L925465 | 10,447.22 | Indiana |
| 511410 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W75L937919 | 10,447.22 | Indiana |
| 511411 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W55L937935 | 10,447.22 | Indiana |
| 511412 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W05L937938 | 10,447.22 | Indiana |
| 511413 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W95L937954 | 10,447.22 | Indiana |
| 511414 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W25L937956 | 10,447.22 | Indiana |
| 511415 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W45L937960 | 10,447.22 | Indiana |
| 511416 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX5L925408 | 10,447.22 | Indiana |
| 511417 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W95L925464 | 10,447.22 | Indiana |
| 511418 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W25L925466 | 10,592.96 | Indiana |
| 511419 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W85L925469 | 10,447.22 | Indiana |
| 511420 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W65L925471 | 10,592.96 | Indiana |
| 511421 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W85L925472 | 10,592.96 | Indiana |
| 511422 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W15L925474 | 10,592.96 | Indiana |
| 511423 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W95L925478 | 10,447.22 | Indiana |
| 511424 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W25L925483 | 10,738.69 | Indiana |
| 511425 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W45L925484 | 10,447.22 | Indiana |
| 511426 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W35L925489 | 10,592.96 | Indiana |
| 511427 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W35L925492 | 10,592.96 | Indiana |
| 511428 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W55L925493 | 10,592.96 | Indiana |
| 511429 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W75L937905 | 10,592.96 | Indiana |
| 511430 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W05L937907 | 10,592.96 | Indiana |
| 511431 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W05L937910 | 10,592.96 | Indiana |
| 511432 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W05L937924 | 10,592.96 | Indiana |
| 511433 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W45L937926 | 10,738.69 | Indiana |
| 511434 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX5L937946 | 10,592.96 | Indiana |
| 511435 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W95L937937 | 10,738.69 | Indiana |
| 511436 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W05L937941 | 10,738.69 | Indiana |
| 511437 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W85L937945 | 10,738.69 | Indiana |
| 511438 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W05L925403 | 10,738.69 | Indiana |
| 511439 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W35L925475 | 10,738.69 | Indiana |
| 511440 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W45L937909 | 10,738.69 | Indiana |

Company Asset No Description MIg Serial No Net Book Value State Registered TeAM Rolling Stock· Trailers 511441 2005 WABASH DURAPLATE 53' DRY VAN lJJV532W15L937916 10,738.69 Indiana 511442 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W55L937949 10,738.69 Indiana 511443 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W35L937951 10,738.69 Indiana 511444 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W65L937961 10,738.69 Indiana 511445 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W65L937958 10,738.69 Indiana 511446 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W45L925467 10,884.43 Indiana 511447 2005 WABASH DURAPLATE 53' DRY VAN lJJV532W55L937921 10,884.43 Indiana 511448 2005 WABASH DURAPLATE 53' DRY VAN lJJV532WX5L937929 10,884.43 Indiana 511449 2005 WABASH DURAPLATE 53' DRY VAN lJJV532W65L937930 10,738.69 Indiana 511450 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W65L925468 10,884.43 Indiana 511451 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W05L925482 10,884.43 Indiana 511452 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W45L937912 10,884.43 Indiana 511453 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W85L937914 10,884.43 Indiana 511454 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W65L937927 10,884.43 Indiana 511455 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W75L937953 10,884.43 Indiana 511456 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532WX5L925473 10,884.43 Indiana 511457 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W05L925479 10,884.43 Indiana 511458 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W15L925488 10,884.43 Indiana 511459 2005 WABASH DURAPLATE 53' DRY VAN 1 JJV532W25L937911 10,884.43 Indiana 511460 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W65L937913 10,884.43 Indiana 511461 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W55L937918 10,884.43 Indiana 511462 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532WX5L937932 10,884.43 Indiana 511463 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W75L937936 10,884.43 Indiana 511464 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532W25L937942· 10,884.43 Indiana 511465 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W35L937948 10,884.43 Indiana 511466 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W05L937955 10,884.43 Indiana 511467 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W85L937962 10,884.43 Indiana 511468 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W15L925457 10.884.43 Indiana 511469 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W25L937973 10,884.43 Indiana 511470 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W55L937983 10,884.43 Indiana 511471 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W65L937989 10,684.43 Indiana 511472 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W85L937993 10,884.43 Indiana 511473 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W55L937966 10,884.43 Indiana 511474 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W75L937967 10,884.43 Indiana 511475 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV65L937975 10,884.43 Indiana 5114762005 WABASH DURAPLATE 53' DRY VAN 1JJV532W45L937988 10,884.43 Indiana 5114782005 WABASH DURAPLATE 53' DRY VAN 1JJV532WX5L925490 10,884.43 Indiana 511479 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W85L937976 10,884.43 Indiana 5114802005 WABASH DURAPLATE 53' DRY VAN 1JJV532W15L937981 11,030.16 Indiana 511481 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W75L937984 11,030.16 Indiana 5114822005 WABASH DURAPLATE 53' DRY VAN 1JJV532W35L937982 11,030.16 Indiana 511483 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W45L937991 11,030.16 Indiana 511484 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W65L937992 10,884.43 Indiana 5114852005 WABASH DURAPLATE 53' DRY VAN 1JJV532W15L937995 11,030.16 Indiana 511486 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W35L937965 11,030.16 Indiana 511487 2005 WABASH DURAPLATE 53' DRY VAN· 1JJV532W95L937968 11,030.16 Indiana 511488 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W75L937970 11,030.16 Indiana 511489 2005 WABASH DURAPLATE 53' DRY VAN lJJV532W95L937971 11,030.16 Indiana 511490 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W05L937972 11,030.16 Indiana 511491 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532WX5L937977 11,030.16 Indiana 511492 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W15L937978 11,030.16 Indiana 511493 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W35L937979 11,030.16 Indiana 511494 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W25L937987 11,030.16 Indiana 511495 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532WX5L937980 11,030.16 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock - Trailers 511496 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532WX5L937994 11,030.18 Indiana 511497 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532W35L937998 11,030.18 Indiana 5114982005 WABASH DURAPLATE 53' DRY VAN 1JJV532W75L937998 11,030.16 Indiana 511499 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532WX5L938000 11,030.16 Indiana 511500 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W15L938001 11,030.18 Indiana 511501 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W55L938003 11,030.18 Indiana 511502 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532W25L938010 11,030.16 Indiana 5115032005 WABASH DURAPLATE 53' DRY VAN 1JJV532W45L938011 11,030.16 Indiana 511504 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532W75L938018 11,030.18 Indiana 511505 2005 WABASH DURAPLATE 53' DRY VAN 1 JJV532W75L938021 11,030.16 Indiana 511506 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532W05L937969 11,030.18 Indiana 5115072005 WABASH DURAPLATE 53' DRY VAN 1JJV532W35L938002 11,030.18 Indiana 511508 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W25L938007 11,030.16 Indiana 511509 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W65L938009 11,030.16 Indiana 5115102005 WABASH DURAPLATE 53' DRY VAN 1JJV532W15L938015 11,030.16 Indiana 511511 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W95L938022 11,030.16 Indiana 511512 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W25L938024 11,030.16 Indiana 511513 2005 WABASH DURAPLA TE 53' DRY VAN 1 JJV532W05L938006 11,030.16 Indiana 511514 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W55L938017 11,030.16 Indiana 5115152005 WABASH DURAPLATE 53' DRY VAN 1JJV532W05L937986 11,030.16 Indiana 511516 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV95L938005 11,030.16 Indiana 511517 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W65L938012 11,030.16 Indiana 5115182005 WABASH DURAPLATE 53' DRY VAN 1JJV532W85L938013 11,030.16 Indiana 511519 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532WX5L938014 11,030.16 Indiana 5115202005 WABASH DURAPLATE 53' DRY VAN 1JJV532W95L938019 11,175.90 Indiana 511521 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W65L938026 11,030.16 Indiana 5115222005 WABASH DURAPLATE 53' DRY VAN 1JJV532W45L937974 11,030.16 Indiana 511523 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W95L938019 11,175.90 Indiana 5115242005 WABASH DURAPLATE 53' DRY VAN 1JJV532W85L938027 11,175.90 Indiana 5115252005 WABASH DURAPLATE 53' DRY VAN 1JJV532W95L937999 11,175.90 Indiana 511526 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W75L938004 11,176.90 Indiana 511527 2006 WABASH DURAPLATE 53' DRY VAN 1JJV532W4SL938008 11,17S.90 Indiana 5115282005 WABASH DURAPLATE 53' DRY VAN 1JJV532W5SL938020 11,175.90 Indiana 511529 200S WABASH DURAPLATE 53' DRY VAN 1JJV532W5SL937997 11,17S.90 Indiana 511530 200S WABASH DURAPLA TE 53' DRY VAN 1JJV532W05L938023 11,175.90 Indiana 511531 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W45L938025 11,175.90 Indiana 511532 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532W15L938029 11,176.90 Indiana 5115332005 WABASH DURAPLATE 53' DRY VAN 1JJV532W15L938032 11,175.90 Indiana 511534 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532W35L938033 11,175.90 Indiana 5115352005 WABASH DURAPLATE 53' DRY VAN 1JJV532W05L938037 11,175.90 Indiana 5115362005 WABASH DURAPLATE 53' DRY VAN 1JJV532WX5L938028 11,175.90 Indiana 511537 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W75L938035 11,175.90 Indiana 5115382005 WABASH DURAPLATE 53' DRY VAN 1JJV532W95L938036 11,175.90 Indiana 511539 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W75L938049 11,175.90 Indiana 5115402005 WABASH DURAPLATE 53' DRY VAN 1 JJV532W25L938038 11,166.06 Indiana 511541 2005 WABASH DURAPLA TE 53' DRY VAN 1JJV532W45L938039 11,175.90 Indiana 5115422005 WABASH DURAPLATe 53' DRY VAN 1JJV532W65L938043 11,166.06 Indiana 5115432005 WABASH DURAPLATE 53' DRY VAN 1JJV532W85L938044 11,175.90 Indiana 511544 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532W25L938055 11,166.06 Indiana 5115452005 WABASH DURAPLATE 53' DRY VAN 1JJV532W25L938041 11,166.06 Indiana 511546 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV35L938047 11,166.06 Indiana 511547 2005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV55L938051 11,166.06 Indiana 5115482005 WABASH DURAPLATE 53' DRY VAN 1JJV532W75L938052 11,166.06 Indiana 5115492005 WABASH DURAPLATE 53' DRY VAN 1JJV532VV95L938053 11,311.67 Indiana

| Company Asset No | Description | Mfg Serial No | Net Book Value | State Registered |
|---|---|---|---|---|
| TCAM Rolling Stock - Trailers | | | | |
| 511550 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX5L938045 | 11,311.67 | Indiana |
| 511551 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX5L938031 | 11,311.67 | Indiana |
| 511552 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W45L938106 | 11,311.67 | Indiana |
| 511553 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W25L938122 | 11,311.67 | Indiana |
| 511554 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W65L938138 | 11,311.67 | Indiana |
| 511555 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W15L938144 | 11,311.67 | Indiana |
| 511556 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W05L938149 | 11,311.67 | Indiana |
| 511557 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W65L938155 | 11,311.67 | Indiana |
| 511558 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX5L938157 | 11,311.67 | Indiana |
| 511559 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W15L938161 | 11,311.67 | Indiana |
| 511560 | 2005 WABASH DURAPLATE 53' DRY VAN | 1JJV532W35L938162 | 11,311.67 | Indiana |
| 511561 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W09L322389 | 19,899.33 | Indiana |
| 511562 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W79L322390 | 19,899.33 | Indiana |
| 511563 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W99L322391 | 19,899.33 | Indiana |
| 511564 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W09L322392 | 20,064.87 | Indiana |
| 511565 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W29L322393 | 19,899.33 | Indiana |
| 511566 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W49L322394 | 19,899.33 | Indiana |
| 511567 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W69L322395 | 19,899.33 | Indiana |
| 511568 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W89L322396 | 19,899.33 | Indiana |
| 511569 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX9L322397 | 19,899.33 | Indiana |
| 511570 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W19L322398 | 20,064.87 | Indiana |
| 511571 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W39L322399 | 19,899.33 | Indiana |
| 511572 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W69L322400 | 20,064.87 | Indiana |
| 511573 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W89L322401 | 20,064.87 | Indiana |
| 511574 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX9L322402 | 20,064.87 | Indiana |
| 511575 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W19L322403 | 20,064.87 | Indiana |
| 511576 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W39L322404 | 20,064.87 | Indiana |
| 511577 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W59L322405 | 19,899.33 | Indiana |
| 511578 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W79L322406 | 19,899.33 | Indiana |
| 511579 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W99L322407 | 20,064.87 | Indiana |
| 511580 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W09L322408 | 20,064.87 | Indiana |
| 511581 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W29L322409 | 20,064.87 | Indiana |
| 511582 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W99L322410 | 20,064.87 | Indiana |
| 511583 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W09L322411 | 20,064.87 | Indiana |
| 511584 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W29L322412 | 20,064.87 | Indiana |
| 511585 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W49L322413 | 20,064.87 | Indiana |
| 511586 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W69L322414 | 20,064.87 | Indiana |
| 511587 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W89L322415 | 20,064.87 | Indiana |
| 511588 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX9L322416 | 20,064.87 | Indiana |
| 511589 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W19L322417 | 20,064.87 | Indiana |
| 511590 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W39L322418 | 20,064.87 | Indiana |
| 511591 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W59L322419 | 20,064.87 | Indiana |
| 511592 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W19L322420 | 20,064.87 | Indiana |
| 511593 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W39L322421 | 20,064.87 | Indiana |
| 511594 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W59L322422 | 20,064.87 | Indiana |
| 511595 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W79L322423 | 20,064.87 | Indiana |
| 511596 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W99L322424 | 20,064.87 | Indiana |
| 511597 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W09L322425 | 20,064.87 | Indiana |
| 511598 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W29L322426 | 20,064.87 | Indiana |
| 511599 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W49L322427 | 20,064.87 | Indiana |
| 511600 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W69L322428 | 20,064.87 | Indiana |
| 511601 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W89L322429 | 20,064.87 | Indiana |
| 511602 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W49L322430 | 20,064.87 | Indiana |
| 511603 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W69L322431 | 20,064.87 | Indiana |

Company Asset No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock - Trailers 5116042009 WABASH DURAPLATE 53' DRY VAN 1 JJV532W89L322432 20,064.87 Indiana 511605 2009 WABASH DURAPLA TE 53' DRY VAN 1JJV532WX9L322433 20,084.87 Indiana 511606 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W19L322434 20,064.87 Indiana 511607 2009 WABASH DURAPLATE 53' DRY VAN 1 JJV532W39L322435 20,064.87 Indiana 511608 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W59L322438 20,064.87 Indiana 511609 2009 WABASH DURAPLA TE 53' DRY VAN 1JJV532W79L322437 20,064.87 Indiana 511610 2009 WABASH DURAPLATE 53' DRY VAN 1 JJV532W99L322438 20,064.87 Indiana 511611 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W09L322439 20,084.87 Indiana 511612 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W79L322440 20,064.87 Indiana 511613 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W99L322441 20,064.87 Indiana 511614 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W09L322442 20,064.87 Indiana 5116152009 WABASH DURAPLATE 53' DRY VAN 1JJV532W29L322443 20,064.87 Indiana 5116162009 WABASH DURAPLATE 53' DRY VAN 1JJV532W49L322444 20,064.87 Indiana 511617 2009 WABASH DURAPLA TE 53' DRY VAN 1JJV532W69L322445 20,064.87 Indiana 511618 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532VV89L322446 20,064.87 Indiana 511619 2009 WABASH DURAPLA TE 53' DRY VAN 1JJV532WX9L322447 20,064.87 Indiana 511620 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W19L322448 20,064.87 Indiana 511621 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W39L322449 20,064.87 Indiana 511622 2009 WABASH DURAPLA TE 53' DRY VAN 1JJV532WX9L322450 20,064.87 Indiana 511623 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W19L322451 20,064.87 Indiana 511624 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W39L322452 20,064.87 Indiana 511625 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532VV59L322453 20,064.87 Indiana 511626 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W79L322454 20,064.87 Indiana 511627 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W99L322455 20,064.87 Indiana 511628 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W09L322456 20,064.87 Indiana 511629 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W29L322457 20,064.87 Indiana 5116302009 WABASH DURAPLATE 53' DRY VAN 1JJV532W49L322458 20,064.87 Indiana 511631 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W69L322459 20,064.87 Indiana 511632 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W29L322460 20,064.87 Indiana 511633 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W49L322461 20,064.87 Indiana 511634 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W69L322462 20,064.87 Indiana 511635 2009 WABASH DURAPLA TE 53' DRY VAN 1JJV532W89L322463 20,064.87 Indiana 511636 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532WX9L322464 20,064.87 Indiana 511637 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W19L322465 20,064.87 Indiana 511638 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W39L322466 20,064.87 Indiana 511639 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W59L322467 20,064.87 Indiana 511640 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W79L322468 20,064.87 Indiana 511641 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W99L322469 20,064.87 Indiana 511642 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W59L322470 20,064.87 Indiana 511643 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W79L322471 20,064.87 Indiana 511644 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W99L322472 20,064.87 Indiana 511645 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W09L322473 20,064.87 Indiana 511646 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W29L322474 20,064.87 Indiana 511647 2009 WABASH DURAPLA TE 53' DRY VAN 1JJV532W49L322475 20,064.87 Indiana 5116482009 WABASH DURAPLATE 53' DRY VAN 1JJV532W69L322476 20,064.87 Indiana 511649 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W89L322477 20,064.87 Indiana 511650 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532WX9L322478 20,230.41 Indiana 511651 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W19L322479 20,230.41 Indiana 511652 2009 WABASH DURAPLATE 53' DRY VAN 1 JJV532W89L322480 20,064.87 Indiana 511653 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532WX9L322481 20,230.41 Indiana 511654 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W19L322482 20,064.87 Indiana 511655 2009 WABASH DURA.PLATE 53' DRY VAN 1JJV532W39L322483 20,230.41 Indiana 511656 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W59L322484 20,064.87 Indiana 511657 2009 WABASH DURAPLATE 53' DRY VAN 1JJV532W79L322485 20,064.87 Indiana

| Company Asset No | Description | Mfg Serial No | Net Book Value | State Registered |
|---|---|---|---|---|
| TCAM Rolling Stock - Trailers | | | | |
| 511658 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W99L322486 | 20,064.87 | Indiana |
| 511659 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W09L322487 | 20,064.87 | Indiana |
| 511660 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W29L322488 | 20,064.87 | Indiana |
| 511661 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W49L322489 | 20,064.87 | Indiana |
| 511662 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W09L322490 | 20,064.87 | Indiana |
| 511663 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W29L322491 | 20,064.87 | Indiana |
| 511664 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W49L322492 | 20,064.87 | Indiana |
| 511665 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W69L322493 | 20,064.87 | Indiana |
| 511666 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W89L322494 | 20,064.87 | Indiana |
| 511667 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX9L322495 | 20,064.87 | Indiana |
| 511668 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W19L322496 | 20,064.87 | Indiana |
| 511669 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W39L322497 | 20,230.41 | Indiana |
| 511670 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W59L322498 | 20,064.87 | Indiana |
| 511671 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W79L322499 | 20,230.41 | Indiana |
| 511672 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX9L322500 | 20,064.87 | Indiana |
| 511673 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W19L322501 | 20,064.87 | Indiana |
| 511674 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W39L322502 | 20,064.87 | Indiana |
| 511675 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W59L322503 | 20,064.87 | Indiana |
| 511676 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W79L322504 | 20,064.87 | Indiana |
| 511677 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W99L322505 | 20,064.87 | Indiana |
| 511678 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W09L322506 | 20,064.87 | Indiana |
| 511679 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W29L322507 | 20,230.41 | Indiana |
| 511680 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W49L322508 | 20,064.87 | Indiana |
| 511681 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W69L322509 | 20,064.87 | Indiana |
| 511682 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W29L322510 | 20,230.41 | Indiana |
| 511683 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W49L322511 | 20,064.87 | Indiana |
| 511684 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W69L322512 | 20,230.41 | Indiana |
| 511685 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W89L322513 | 20,230.41 | Indiana |
| 511686 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX9L322514 | 20,230.41 | Indiana |
| 511687 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W19L322515 | 20,230.41 | Indiana |
| 511688 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W39L322516 | 20,230.41 | Indiana |
| 511689 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W59L322517 | 20,064.87 | Indiana |
| 511690 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W79L322518 | 20,229.22 | Indiana |
| 511691 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W99L322519 | 20,230.41 | Indiana |
| 511692 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W59L322520 | 20,230.41 | Indiana |
| 511693 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W79L322521 | 20,229.22 | Indiana |
| 511694 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W99L322522 | 20,229.22 | Indiana |
| 511695 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W09L322523 | 20,230.41 | Indiana |
| 511696 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W29L322524 | 20,230.41 | Indiana |
| 511697 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W49L322525 | 20,230.41 | Indiana |
| 511698 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W69L322526 | 20,229.22 | Indiana |
| 511699 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W89L322527 | 20,230.41 | Indiana |
| 511700 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX9L322528 | 20,230.41 | Indiana |
| 511701 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W19L322529 | 20,229.22 | Indiana |
| 511702 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532W89L322530 | 20,230.41 | Indiana |
| 511703 | 2009 WABASH DURAPLATE 53' DRY VAN | 1JJV532WX9L322531 | 20,230.41 | Indiana |
| 511704 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W19L322532 | 20,229.22 | Indiana |
| 511705 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W39L322533 | 20,229.22 | Indiana |
| 511706 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W59L322534 | 20,229.22 | Indiana |
| 511707 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W79L322535 | 20,394.75 | Indiana |
| 511708 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W99L322536 | 20,229.22 | Indiana |
| 511709 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W09L322537 | 20,229.22 | Indiana |
| 511710 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W29L322538 | 20,229.22 | Indiana |
| 511711 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W49L322539 | 20,229.22 | Indiana |

Company Asset No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock - Trailers 511712 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VV09L322540 20,229.22 Indiana 511713 2009 WABASH DURPLATE 53' DRY VAN 1JJV632W29L322541 20,229.22 Indiana 511714 2009 WABASH DURPLATE 53' DRY VAN 1JJV532W49L322542 20,229.22 Indiana 511715 2009 WABASH DURPLATE 53' DRY VAN 1JJV532W69L322543 20,229.22 Indiana 511716 2009 WABASH DURPLATE 53' DRY VAN 1JJV532W89L322544 20,229.22 Indiana 511717 2009 WABASH DURPLATE 53' DRY VAN 1JJV532WX9L322545 20,229.22 Indiana 5117182009 WABASH DURPLATE 53' DRY VAN 1JJV532W19L322546 20,229.22 Indiana 511719 2009 WABASH DURPLATE 53' DRY VAN 1JJV532W39L322547 20,229.22 Indiana 511720 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VV59L322548 20,229.22 Indiana 511721 2009 WABASH DURPLA TE 53' DRY VAN 1JJV532VV79L322549 20,229.22 Indiana 511722 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VV39L322550 20,229.22 Indiana 511723 2009 WABASH DURPLATE 53' DRY VAN 1JJV532W59L322551 20,229.22 Indiana 511724 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VV79L322552 20,229.22 Indiana 511725 2009 WABASH DURPLATE 53' DRY VAN 1JJV532W99L322553 20,229.22 Indiana 511726 2009 WABASH DURPLATE 53' DRY VAN 1JJV532W09L322554 20,229.22 indiana 5117272009 WABASH DURPLATE 53' DRY VAN 1JJV532VV29L322555 20,394,75 Indiana 511728 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VV49L322556 20,394.75 Indiana 511729 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VV69L322557 20,229.22 indiana 5117302009 WABASH DURPLATE 53' DRY VAN 1JJV532VV89L322558 20,394.75 Indiana 511731 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VVX9L322559 20,229.22 Indiana 5117322009 WABASH DURPLATE 53' DRY VAN 1JJV532VV69L322560 20,394.75 Indiana 5117332009 WABASH DURPLATE 53' DRY VAN 1JJV532VV89L322561 20,394.75 Indiana 511734 2009 WABASH DURPLATE 53' DRY VAN 1JJV532WX9L322562 20,394.75 Indiana 511735 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VV19L322563 20,394.75 Indiana 5117362009 WABASH DURPLATE 53' DRY VAN 1JJV532VV39L322564 20,394.75 Indiana 511737 2009 WABASH DURPLATE 53' DRY VAN 1JJV532W59L322565 20,394.75 Indiana 511738 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VV79L322566 20,394.75 Indiana 511739 2009 WABASH DURPLA TE 53' DRY VAN 1JJV532VV99L322567 20,394.75 Indiana 5117402009 WABASH DURPLATE 53' DRY VAN 1JJV532VV09L322568 20,394.75 Indiana 511741 2009 WABASH DURPLATE 53' DRY VAN 1JJV532W29L322569 20,394.75 Indiana 511742 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VV99L322570 20,229.22 Indiana 511743 2009 WABASH DURPLATE 53' DRY VAN 1 JJV532W09L322571 20,229.22 Indiana 511744 2009 WABASH DURPLATE 53' DRY VAN 1JJVS32VV29L322S72 20,229.22 Indiana 511745 2009 WABASH DURPLATE 53' DRY VAN 1JJV532W49L322573 20,229.22 Indiana 5117462009 WABASH DURPLATE 53' DRY VAN 1 JJV532W69L322574 20,229.22 Indiana 5117472009 WABASH DURPLATE 53' DRY VAN 1JJV532VV89L322575 20,394.75 Indiana 5117482009 WABASH DURPLATE 53' DRY VAN 1JJV532VVX9L322576 20,394.75 Indiana 5117492009 WABASH DURPLATE 53' DRY VAN 1JJV532VV19L3225n 20,394.75 Indiana 5117502009 WABASH DURPLATE 53' DRY VAN 1JJV532W39L322578 20,394.75 Indiana 511751 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VV69L322579 20,394.75 Indiana 511752 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VV19L322580 20,394.75 Indiana 511753 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VV39L322581 20,394.75 Indiana 5117542009 WABASH DURPLATE 53' DRY VAN 1JJV532VV59L322582 20,229.22 Indiana 511755 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VV79L322583 20,394.75 Indiana 511756 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VV99L322584 20,394.75 Indiana 511757 2009 WABASH DURPLATE 53' DRY VAN 1JJV532W09L322585 20,394.75 Indiana 511758 2009 WABASH DURPLATE 53' DRY VAN 1JJV532W29L322586 20,229.22 Indiana 511759 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VV49L322587 20,229.22 Indiana 511760 2009 WABASH DURPLATE 53' DRY VAN 1 JJV532VV69L3225B8 20,394.75 Indiana 511761 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VVB9L3225B9 20,229.22 Indiana 5117622009 WABASH DURPLATE 53' DRY VAN" 1JJV532VV49L322590 20,229.22 Indiana 511763 2009 WABASH DURPLATE 53' DRY VAN 1JJV532W69L322591 20,229.22 Indiana 511764 2009 WABASH DURPLATE 53' DRY VAN 1JJV532VV69L322592 20,229.22 Indiana 511765 2009 WABASH DURPLATE 53' DRY VAN 1JJV532WX9L322593 20,229.22 Indiana

| Company Asset No | Description | Mfg Serial No | Net Book Value | State Registered |
|---|---|---|---|---|
| TCAM Rolling Stock - Trailers | | | | |
| 511766 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W19L322594 | 20,229.22 | Indiana |
| 511767 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W39L322595 | 20,229.22 | Indiana |
| 511768 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W59L322596 | 20,229.22 | Indiana |
| 511769 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W79L322597 | 20,229.22 | Indiana |
| 511770 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W99L322598 | 20,229.22 | Indiana |
| 511771 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W09L322599 | 20,229.22 | Indiana |
| 511772 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W39L322600 | 20,229.22 | Indiana |
| 511773 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W59L322601 | 20,229.22 | Indiana |
| 511774 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W79L322602 | 20,229.22 | Indiana |
| 511775 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W99L322603 | 20,394.75 | Indiana |
| 511776 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W09L322604 | 20,229.22 | Indiana |
| 511777 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W29L322605 | 20,229.22 | Indiana |
| 511778 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W49L322606 | 20,394.75 | Indiana |
| 511779 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W69L322607 | 20,229.22 | Indiana |
| 511780 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W89L322608 | 20,394.75 | Indiana |
| 511781 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532WX9L322609 | 20,229.22 | Indiana |
| 511782 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W69L322610 | 20,394.75 | Indiana |
| 511783 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W89L322611 | 20,229.22 | Indiana |
| 511784 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532WX9L322612 | 20,394.75 | Indiana |
| 511785 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W19L322613 | 20,394.75 | Indiana |
| 511786 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W39L322614 | 20,394.75 | Indiana |
| 511787 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W59L322615 | 20,229.22 | Indiana |
| 511788 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W79L322616 | 20,394.75 | Indiana |
| 511789 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W99L322617 | 20,394.75 | Indiana |
| 511790 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W09L322618 | 20,394.75 | Indiana |
| 511791 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W29L322619 | 20,229.22 | Indiana |
| 511792 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W99L322620 | 20,229.22 | Indiana |
| 511793 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W09L322621 | 20,229.22 | Indiana |
| 511794 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W29L322622 | 20,394.75 | Indiana |
| 511795 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W49L322623 | 20,394.75 | Indiana |
| 511796 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W69L322624 | 20,394.75 | Indiana |
| 511797 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W89L322625 | 20,394.75 | Indiana |
| 511798 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532WX9L322626 | 20,394.75 | Indiana |
| 511799 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W19L322627 | 20,394.75 | Indiana |
| 511800 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W39L322628 | 20,394.75 | Indiana |
| 511801 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W59L322629 | 20,394.75 | Indiana |
| 511802 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W19L322630 | 20,394.75 | Indiana |
| 511803 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W39L322631 | 20,394.75 | Indiana |
| 511804 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W59L322632 | 20,394.75 | Indiana |
| 511805 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W79L322633 | 20,394.75 | Indiana |
| 511806 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W99L322634 | 20,394.75 | Indiana |
| 511807 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W09L322635 | 20,394.75 | Indiana |
| 511808 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W29L322636 | 20,394.75 | Indiana |
| 511809 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W49L322637 | 20,394.75 | Indiana |
| 511810 | 2009 WABASH DURPLATE 53' DRY VAN | 1JJV532W69L322638 | 20,229.22 | Indiana |
| 511811 | 2008 STOUGHTON 53' DRY VAN | 1DW1A53218B034101 | 13,698.32 | Indiana |
| 511812 | 2008 STOUGHTON 53' DRY VAN | 1DW1A53298B034105 | 13,698.32 | Indiana |
| 511813 | 2008 STOUGHTON 53' DRY VAN | 1DW1A53208B034106 | 13,698.32 | Indiana |
| 511814 | 2008 STOUGHTON 53' DRY VAN | 1DW1A53228B034107 | 13,698.32 | Indiana |
| 511815 | 2008 STOUGHTON 53' DRY VAN | 1DW1A53248B034108 | 13,698.32 | Indiana |
| 511816 | 2008 STOUGHTON 53' DRY VAN | 1DW1A53228B034110 | 13,698.32 | Indiana |
| 511817 | 2008 STOUGHTON 53' DRY VAN | 1DW1A53248B034111 | 13,698.32 | Indiana |
| 511818 | 2008 STOUGHTON 53' DRY VAN | 1DW1A53268B034112 | 13,698.32 | Indiana |
| 511819 | 2008 STOUGHTON 53' DRY VAN | 1DW1A53288B034113 | 13,698.32 | Indiana |

Company Asset No Description Mfg Serial No Net Book Value State Registered TeAM Rolling Stock - Trailers 511820 2008 STOUGHTON 53' DRY VAN 1DW1A532X8B034114 13,698.32 Indiana 511821 2008 STOUGHTON 53' DRY VAN lDW1A53218B034115 13,698.32 Indiana 511822 2008 STOUGHTON 53' DRY VAN 1DW1A53238B034116 13,698.32 Indiana 511823 2008 STOUGHTON 53' DRY VAN lDW1A53258B034117 13,698.32 Indiana 511824 2008 STOUGHTON 53' DRY VAN lDW1A53298B034119 13,698.32 Indiana 511825 2008 STOUGHTON 53' DRY VAN 1DW1A53258B034120 13,698.32 Indiana 511826 2008 STOUGHTON 53' DRY VAN 1DW1A53278B034121 13,698.32 Indiana 511827 2008 STOUGHTON 53' DRY VAN 1 OWl A53298B034122 13,698.32 Indiana 511828 2008 STOUGHTON 53' DRY VAN 1 OWl A53228B034124 13,698.32 Indiana 511829 2008 STOUGHTON 53' DRY VAN lDW1A53248B034125 13,698.32 Indiana 511830 2008 STOUGHTON 53' DRY VAN 1 OW1 A53238B0341 02 13,698.32 Indiana 511831 2008 STOUGHTON 53' DRY VAN 1 OW1 A53258B034103 13,698.32 Indiana 511832 2008 STOUGHTON 53' DRY VAN lDW1A53268B034109 13,698.32 Indiana 511833 2008 STOUGHTON 53' DRY VAN 1 DW1 A53278B034118 13,698.32 Indiana 5118342008 STOUGHTON 53' DRY VAN 1DW1A53208B034123 13,698.32 Indiana 511835 2006 STOUGHTON 53' DRY VAN 10W1A53286B909901 12,050.19 Indiana 511836 2008 STOUGHTON 53' DRY VAN 1DW1A53216B909903 12,050.19 Indiana 511837 2008 STOUGHTON 53' DRY VAN 1DW1A53236B909904 12,050.19 Indiana 511838 2006 STOUGHTON 53' DRY VAN lDW1A53256B909905 12,050.19 Indiana 5118392006 STOUGHTON 53' DRY VAN 1 DW1 A53276B909906 12,050.19 Indiana 5118402006 STOUGHTON 53' DRY VAN 1DW1A53296B909907 12,050.19 Indiana 511841 2006 STOUGHTON 53' DRY VAN 1 OWl A53206B909908 12,050.19 Indiana 5116422008 STOUGHTON 53' DRY VAN 1 OW1 A53226B909909 12,050.19 Indiana 5116432006 STOUGHTON 53' DRY VAN lDW1A53296B909910 12,050.19 Indiana 511844 2006 STOUGHTON 53' DRY VAN 1 DW1~53206B909911 12,050.19 Indiana 511646 2006 STOUGHTON 53' DRY VAN 1 OWl A53246B909913 12,050.19 Indiana 511647 2006 STOUGHTON 53' DRY VAN 1 DW1A53266B909914 12,050.19 Indiana 511846 2006 STOUGHTON 53' DRY VAN lDW1A53286B909915 12,050.19 Indiana 511849 2006 STOUGHTON 53' DRY VAN lDW1A532X6B909916 12,050.19 Indiana 5118502006 STOUGHTON 53' DRY VAN lDW1A53216B909917 12,050.19 Indiana 511651 2006 STOUGHTON 53' DRY VAN lDW1A53236B909916 12,050.19 Indiana 511852 2006 STOUGHTON 53' DRY VAN 1DW1A53256B909919 12,050.19 Indiana 5118532006 STOUGHTON 53' DRY VAN lDW1A53216B909920 12,050.19 Indiana 511854 2006 STOUGHTON 53' DRY VAN lDW1A53236B909921 12,050.19 Indiana 5118552006 STOUGHTON 53' DRY VAN 1DW1A53256B909922 12,050.19 Indiana 5118562006 STOUGHTON 53' DRY VAN 1DW1A53276B909923 12,050.19 Indiana 5116572006 STOUGHTON 53' DRY VAN lDW1A53296B909924 12,050.19 Indiana 5118582006 STOUGHTON 53' DRY VAN 1DW1A53206B909925 12,050.19 Indiana 5118592006 STOUGHTON 53' DRY VAN lDW1A53226B909926 12,050.19 Indiana 511660 2006 STOUGHTON 53' DRY VAN lDW1A53246B909927 12,050.19 Indiana 511861 2006 STOUGHTON 53' DRY VAN lDW1A53266B909928 12,050.19 Indiana 5116622006 STOUGHTON 53' DRY VAN 1 DW1A53286B909929 12,050.19 Indiana 5116632006 STOUGHTON 53' DRY VAN 10W1A53246B909930 12,050.19 Indiana 511664 2006 STOUGHTON 53' DRY VAN 1 DW1A53266B909931 12,050.19 Indiana 5116652006 STOUGHTON 53' DRY VAN 1 DW1 A53286B909932 12,050.19 Indiana 511666 2006 STOUGHTON 53' DRY VAN 1DW1A532X6B909933 12,050.19 Indiana 5118672006 STOUGHTON 53' DRY VAN 1 OWl A53216B909934 12,050.19 Indiana 511868 2006 STOUGHTON 53' DRY VAN 1 DW1 A53236B909935 12,050.19 Indiana 511869 2006 STOUGHTON 53' DRY VAN lDW1A53256B909936 12,050.19 Indiana 5116702008 STOUGHTON 53' DRY VAN lDW1A53276B909937 12,050.19 Indiana 5116712006STOUGHTON53'DRYVAN lDW1A53296B909938 12,050.19 Indiana 511872 2006 STOUGHTON 53' DRY VAN lDW1A53206B909939 12,050.19 Indiana 5118732006 STOUGHTON 53' DRY VAN 1 DW1 A53276B909940 12,050.19 Indiana 5118742006STOUGHTON53'DRYVAN lDW1A532X6B909902 12,050.19 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TeAM Rolling Stock - Trailers 511875 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D4AL322639 20,457_18 Indiana 511876 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532DOAL322640 20,457_18 Indiana 511877 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D2AL322641 20,457.18 Indiana 511878 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D4AL322642 20,457.18 Indiana 5118792010 WABASH OURAPLATE 53' DRY VAN 1JJV532D6AL322643 20,457.18 Indiana 511880 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D8AL322644 20,457.18 Indiana 511881 2010 WABASH OURAPLATE 53' DRY VAN 1JJV5320XAL322645 20,457.18 Indiana 5118822010 WABASH DURAPLATE 53' DRY VAN 1JJV53201AL322646 20,457.18 Indiana 5118832010 WABASH OURAPLATE 53' DRY VAN 1JJV53203AL322647 20,457.18 Indiana 511884 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D5AL322648 20,457.18 Indiana 511 BB5 2010 WABASH DURAPLATE 53' DRY VAN 1JJV53207AL322649 20,457.18 Indiana 5118862010 WABASH OURAPLATE 53' DRY VAN 1JJV53203AL322650 20,457.18 Indiana 511887 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D5AL322651 20,457.18 Indiana 511888 2010 WABASH DURAPLATE 53' DRY VAN 1JJV53207AL322652 20,457.18 Indiana 5118892010 WABASH OURAPLATE 53' DRY VAN 1JJV532D9AL322653 20,457.18 Indiana 511890 2010 WABASH DURAPLATE 53' DRY VAN 1JJV53200AL322654 20,457.18 Indiana 511891 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D2AL322655 20,457.18 Indiana 511892 2010 WABASH DURAPLATE 53' DRY VAN 1JJV53204AL322656 20,457.18 Indiana 511893 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D6AL322657 20,457.18 Indiana 511894 2010 WABASH DURAPLATE 53' ORY VAN 1JJV532D8AL322658 20,457.18 Indiana 511895 2010 WABASH OURAPLATE 53' DRY VAN 1JJV532DXAL322659 20,457.18 Indiana 511897 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D8AL322661 20,457.18 Indiana 511898 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532DXAL322662 20,457.18 Indiana 5118992010 WABASH DURAPLATE 53' DRY VAN 1JJV532D1AL322663 20,457.18 Indiana 511900 2010 WABASH DURAPLATE 53' DRY VAN 1JJV53203AL322664 20,457.18 Indiana 511901 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D5AL322665 20,457.18 Indiana 511902 2010 WABASH OURAPLATE 53' DRY VAN 1JJV532D7AL322666 20,457.18 Indiana 511903 2010 WABASH OURAPLATE 53' DRY VAN 1JJV532D9AL322667 20,457.18 Indiana 511904 2010 WABASH DURAPLATE 53' DRY VAN 1JJV53200AL322668 20,457_18 Indiana 511905 2010 WABASH DURAPLATE 53' DRY VAN 1 JJV532D2AL322669 20,457.18 Indiana 511906 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D9AL322670 20,457.18 Indiana 511907 2010 WABASH DURAPLATE 53' DRY VAN 1JJV53200AL322671 20,457.18 Indiana 511908 2010 WABASH DURAPLATE 53' DRY VAN 1JJV53202AL322672 20,457_18 Indiana 511909 2010 WABASH DURAPLATE 53' DRY VAN 1JJV53204AL322673 20,457.18 Indiana 511910 2010 WABASH OURAPLATE 53' DRY VAN 1JJV532D6AL322674 20,457.18 Indiana 511911 2010 WABASH DURAPLATE 53' DRY VAN 1JJV53208AL322675 20,457.18 Indiana 511912 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532DXAL322676 20,457.18 Indiana 511913 2010 WABASH OURAPLATE 53' DRY VAN 1JJV532D1AL322677 20,457.18 Indiana 511914 2010 WABASH DURAPLATE 53' DRY VAN 1JJV53203AL322678 20,457.18 Indiana 511915 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D5AL322679 20,467.18 Indiana 511916 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D1AL322660 20,457.18 Indiana 511917 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D3AL322681 20,457.18 Indiana 511919 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D7AL322663 20,457.18 Indiana 511920 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D9AL3226B4 20,632.67 Indiana 511921 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532DOAL322685 20,632.67 Indiana 511922 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D2AL3226B6 20,457.16 Indiana 511923 2010 WABASH OURAPLATE 53' DRY VAN 1JJV532D4AL322687 20,457.18 Indiana 511924 2010 WABASH OURAPLATE 53' DRY VAN 1JJV532D6AL32268B 20,632.67 Indiana 511925 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D6AL322689 20,632.67 Indiana 511926 2010 WABASH DURAPLATE 53' DRY VAN 1JJV53204AL322690 20,632.67 Indiana 511927 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D6AL322691 20,632.67 Indiana 511928 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D8AL322692 20,457.16 Indiana 511929 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532DXAL322693 20,632.67 Indiana 511930 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D1AL322694 20,632.67 Indiana

| Company Asset No | Description | Mfg Serial No | Net Book Value | State Registered |
|---|---|---|---|---|
| TCAM Rolling Stock - Trailers | | | | |
| 511931 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D3AL322695 | 20,632.67 | Indiana |
| 511932 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D5AL322696 | 20,632.67 | Indiana |
| 511933 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D7AL322697 | 20,632.67 | Indiana |
| 511934 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D9AL322698 | 20,632.67 | Indiana |
| 511935 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D0AL322699 | 20,632.67 | Indiana |
| 511936 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D3AL322700 | 20,457.18 | Indiana |
| 511937 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D5AL322701 | 20,457.18 | Indiana |
| 511938 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D7AL322702 | 20,632.67 | Indiana |
| 511939 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D9AL322703 | 20,457.18 | Indiana |
| 511940 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D0AL322704 | 20,457.18 | Indiana |
| 511941 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D2AL322705 | 20,632.67 | Indiana |
| 511942 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D4AL322706 | 20,632.67 | Indiana |
| 511943 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D6AL322707 | 20,632.67 | Indiana |
| 511944 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D8AL322708 | 20,632.67 | Indiana |
| 511945 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532DXAL322709 | 20,632.67 | Indiana |
| 511946 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D6AL322710 | 20,457.18 | Indiana |
| 511947 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D8AL322711 | 20,632.67 | Indiana |
| 511948 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532DXAL322712 | 20,457.18 | Indiana |
| 511949 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D1AL322713 | 20,632.67 | Indiana |
| 511950 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D3AL322714 | 20,457.18 | Indiana |
| 511951 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D5AL322715 | 20,632.67 | Indiana |
| 511952 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D7AL322716 | 20,632.67 | Indiana |
| 511953 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D9AL322717 | 20,632.67 | Indiana |
| 511954 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D0AL322718 | 20,632.67 | Indiana |
| 511955 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D2AL322719 | 20,632.67 | Indiana |
| 511956 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D9AL322720 | 20,632.67 | Indiana |
| 511957 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D0AL322721 | 20,457.18 | Indiana |
| 511958 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D2AL322722 | 20,632.67 | Indiana |
| 511959 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D4AL322723 | 20,632.67 | Indiana |
| 511960 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D6AL322724 | 20,632.67 | Indiana |
| 511961 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D8AL322725 | 20,632.67 | Indiana |
| 511962 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532DXAL322726 | 20,632.67 | Indiana |
| 511963 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D1AL322727 | 20,632.67 | Indiana |
| 511964 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D3AL322728 | 20,632.67 | Indiana |
| 511965 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D5AL322729 | 20,632.67 | Indiana |
| 511966 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D1AL322730 | 20,632.67 | Indiana |
| 511967 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D3AL322731 | 20,632.67 | Indiana |
| 511968 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D5AL322732 | 20,632.67 | Indiana |
| 511969 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D7AL322733 | 20,632.67 | Indiana |
| 511970 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D9AL322734 | 20,632.67 | Indiana |
| 511971 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D0AL322735 | 20,457.18 | Indiana |
| 511972 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D2AL322736 | 20,632.67 | Indiana |
| 511973 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D4AL322737 | 20,632.67 | Indiana |
| 511974 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D6AL322738 | 20,457.18 | Indiana |
| 511975 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D8AL322739 | 20,632.67 | Indiana |
| 511976 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D4AL322740 | 20,632.67 | Indiana |
| 511977 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D6AL322741 | 20,632.67 | Indiana |
| 511978 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D8AL322742 | 20,632.67 | Indiana |
| 511979 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532DXAL322743 | 20,632.67 | Indiana |
| 511980 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D1AL322744 | 20,632.67 | Indiana |
| 511981 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D3AL322745 | 20,632.67 | Indiana |
| 511982 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D5AL322746 | 20,632.67 | Indiana |
| 511983 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D7AL322747 | 20,632.67 | Indiana |
| 511984 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D9AL322748 | 20,457.18 | Indiana |

Company Assel No Description Mfg Serial No Net Book Value Siale Registered TCAM Rolling Stock· Trailers 511985 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532DOAL322749 20,457.18 Indiana 511988 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D7 AL322750 20,632.67 Indiana 5119872010 WABASH DURAPLATE 53' DRY VAN 1JJV532D9AL322751 20,632.67 Indiana 5119882010 WABASH DURA PLATE 53' DRY VAN 1JJV53200AL322752 20,632.67 Indiana 511989 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D2AL322753 20,632.67 Indiana 511990 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D4AL322754 20,632.67 Indiana 511991 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D6AL322755 20,632.67 Indiana 511992 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D8AL322756 20,632.67 Indiana 511993 2010 WABASH DURAPLATE 53' DRY VAN lJJV532DXAL322757 20,632.67 Indiana 511994 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D1AL322758 20,632.67 Indiana 511995 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D3AL322759 20,457.18 Indiana 511996 2010 WABASH DURAPLATE 53' DRY VAN lJJV532DXAL322760 20,632.67 Indiana 511997 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D1AL322761 20,632.67 Indiana 511998 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D3AL322762 20,632.67 Indiana 511999 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D5AL322763 20,632.67 Indiana 512000 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D7AL322784 20,632.67 Indiana 512001 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D9AL322765 20,632.67 Indiana 512002 2010 WABASH DURAPLATE 53' DRY VAN lJJV532DOAL322766 20,832.67 Indiana 512003 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D2AL322767 20,632.67 Indiana 512004 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D4AL322768 20,632.67 Indiana 512005 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D6AL322769 20,632.67 Indiana 512006 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D2AL322770 20,632.67 Indiana 512007 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D4AL322771 20,632.67 Indiana 512008 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D6AL322772 20,632.87 Indiana 512009 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D8AL322773 20,632.67 Indiana 512010 2010 WABASH DURAPLATE 53' DRY VAN lJJV532DXAL322774 20,632.67 Indiana 512011 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D1AL322775 20,632.67 Indiana 512012 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D3AL322776 20,632.67 Indiana 512013 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D5AL322777 20,632.67 Indiana 512014 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D7AL322778 20,632.67 Indiana 512015 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D9AL322779 20,632.67 Indiana 512016 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D5AL322780 20,632.67 Indiana 512017 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D7AL322781 20,457.18 Indiana 512018 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D9AL322782 20,457.18 Indiana 512019 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532DOAL322783 20,457.18 Indiana 512020 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D2AL322784 20,632.67 Indiana 512021 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D4AL322785 20,457.18 Indiana 512022 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D6AL322786 20,632.67 Indiana 512023 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D8AL322787 20,457.18 Indiana 512024 2010 WABASH DURAPLATE 53' DRY VAN lJJV532DXAL322788 20,457.18 Indiana 512025 2010 WABASH DURAPLATE 53' DRY VAN 1JJV53D6AL383300 21,399.27 Indiana 512026 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D8AL383301 21,399.27 Indiana 512027 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532DXAL383302 21,399.27 Indiana 512028 2010 WABASH DURAPLATE 53' DRY VAN 1JJ532D1AL383303 21,399.27 Indiana 512029 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D3AL383304 21,399.27 Indiana 512030 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D5AL383305 21,399.27 Indiana 512031 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D7AL383306 21,399.27 Indiana 512032 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D9AL383307 21,399.27 Indiana 512033 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532DOAL383308 21,399.27 Indiana 512034 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D2AL383309 21,399.27 Indiana 512035 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D9AL383310 21,399.27 Indiana 512036 2010 WABASH DURAPLATE 53' DRY VAN lJJV532DOAL383311 21,399.27 Indiana 512037 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D2AL383312 21,399.27 Indiana 512038 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D4AL383313 21,399.27 Indiana

| Company Asset No | Description | Mfg Serial No | Net Book Value | State Registered |
|---|---|---|---|---|
| TCAM Rolling Stock - Trailers | | | | |
| 512039 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D6AL383314 | 21,399.27 | Indiana |
| 512040 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D8AL383315 | 21,399.27 | Indiana |
| 512041 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532DXAL383316 | 21,399.27 | Indiana |
| 512042 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D1AL383317 | 21,399.27 | Indiana |
| 512043 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D3AL383318 | 21,399.27 | Indiana |
| 512044 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D5AL383319 | 21,399.27 | Indiana |
| 512045 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D1AL383320 | 21,399.27 | Indiana |
| 512046 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D3AL383321 | 21,399.27 | Indiana |
| 512047 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D5AL383322 | 21,399.27 | Indiana |
| 512048 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D7AL383323 | 21,399.27 | Indiana |
| 512049 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D9AL383324 | 21,399.27 | Indiana |
| 512050 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D0AL383325 | 21,399.27 | Indiana |
| 512051 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D2AL383326 | 21,399.27 | Indiana |
| 512052 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D4AL383327 | 21,399.27 | Indiana |
| 512053 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D6AL383328 | 21,399.27 | Indiana |
| 512054 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D8AL383329 | 21,399.27 | Indiana |
| 512055 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D4AL383330 | 21,399.27 | Indiana |
| 512056 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D6AL383331 | 21,399.27 | Indiana |
| 512057 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D8AL383332 | 21,399.27 | Indiana |
| 512058 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532DXAL383333 | 21,399.27 | Indiana |
| 512059 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D1AL383334 | 21,399.27 | Indiana |
| 512060 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D3AL383335 | 21,399.27 | Indiana |
| 512061 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D1AL383334 | 21,399.27 | Indiana |
| 512062 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D7AL383337 | 21,399.27 | Indiana |
| 512063 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D9AL383338 | 21,399.27 | Indiana |
| 512064 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D0AL383339 | 21,399.27 | Indiana |
| 512065 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D7AL383340 | 21,399.27 | Indiana |
| 512066 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D9AL383341 | 21,399.27 | Indiana |
| 512067 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D0AL383342 | 21,399.27 | Indiana |
| 512068 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D2AL383343 | 21,399.27 | Indiana |
| 512069 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D4AL383344 | 21,399.27 | Indiana |
| 512070 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D6AL383345 | 21,399.27 | Indiana |
| 512071 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D8AL383346 | 21,399.27 | Indiana |
| 512072 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532DXAL383347 | 21,399.27 | Indiana |
| 512073 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D1AL383348 | 21,399.27 | Indiana |
| 512074 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D3AL383349 | 21,399.27 | Indiana |
| 512075 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532DXAL383350 | 21,399.27 | Indiana |
| 512076 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532DIAL383351 | 21,399.27 | Indiana |
| 512077 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D3AL383352 | 21,399.27 | Indiana |
| 512078 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D5AL383353 | 21,399.27 | Indiana |
| 512079 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D7AL383354 | 21,399.27 | Indiana |
| 512080 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D9AL383355 | 21,399.27 | Indiana |
| 512081 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D0AL383356 | 21,399.27 | Indiana |
| 512082 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D2AL383357 | 21,399.27 | Indiana |
| 512083 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D4AL383358 | 21,399.27 | Indiana |
| 512084 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D6AL383359 | 21,399.27 | Indiana |
| 512085 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D2AL383360 | 21,399.27 | Indiana |
| 512086 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D4AL383361 | 21,399.27 | Indiana |
| 512087 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D6AL383362 | 21,399.27 | Indiana |
| 512088 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D8AL383363 | 21,399.27 | Indiana |
| 512089 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532DXAL383364 | 21,399.27 | Indiana |
| 512090 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D1AL383365 | 21,399.27 | Indiana |
| 512091 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D3AL383366 | 21,399.27 | Indiana |
| 512092 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D5AL383367 | 21,399.27 | Indiana |

Company Asset No Description Mfg Serial No Net Book Value Slate Registered TCAM Rolling Siock - Trailers 5120932010 WABASH DURAPLATE 53' DRY VAN 1JJV532D7AL383368 21,399.27 Indiana 512094 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D9AL383369 21,399.27 Indiana 512095 2010 WABASH DURAPLATE 63' DRY VAN 1JJV532D5AL383370 21,399.27 Indiana 512096 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D7AL383371 21,399.27 Indiana 512097 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D9AL383372 21,399.27 Indiana 512098 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532DOAL383373 21,399.27 Indiana 512099 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D2AL383374 21,399.27 Indiana 512100 2010 WABASH DURA PLATE 53' DRY VAN 1JJV532D4AL383375 21,399.27 Indiana 512101 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D6AL383376 21,399.27 Indiana 512102 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D8AL383377 21,399.27 Indiana 512103 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532DXAL383378 21,399.27 Indiana 512104 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D1AL383379 21,399.27 Indiana 512105 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D8AL383380 21,399.27 Indiana 512106 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532DXAL383381 21,399.27 Indiana 512107 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D1AL383382 21,399.27 Indiana 512108 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D3AL383383 21,399.27 Indiana 512109 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D5AL383384 21,399.27 Indiana 512110 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D7AL383385 21,399.27 Indiana 512111 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D9AL383386 21,399.27 Indiana 512112 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532DOAL383387 21,399.27 Indiana 512113 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D2AL383388 21,568.31 Indiana 512114 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D4AL383389 21,568.31 Indiana 512115 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532DOAL383390 21,568.31 Indiana 512116 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D2AL383391 21,568.31 Indiana 512117 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D4AL383392 21,568.31 Indiana 512116 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D6AL383393 21,568.31 Indiana 512119 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D8AL383394 21,568.31 Indiana 512120 2010 WABASH DURAPLATE 53' DRY VAN lJJV532DXAL383395 21,568.31 Indiana 512121 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D1AL383396 21,568.31 Indiana 512122 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D3AL383397 21,568.31 Indiana 512123 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D5AL383398 21,568.31 Indiana 512124 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D7AL383399 21,568.31 Indiana 512125 2010 WABASH DURAPLATE 53' DRY VAN 1 JJV532DXAL383400 21,568.31 Indiana 512126 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D1AL383401 21,568.31 Indiana 512127 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D3AL383402 21.568.31 Indiana 512126 2010 WABASH DURAPLATES 53' DRY VAN 1JJV532D5AL383403 21,737.35 Indiana 512129 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D7AL383404 21,568.31 Indiana 512130 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D9AL383405 21,568.31 Indiana 512131 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532DOAL383406 21,568.31 Indiana 512132 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D2AL383407 21,568.31 Indiana 512133 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D4AL383408 21,568.31 Indiana 512134 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D6AL383409 21,568.31 Indiana 512135 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D2AL383410 21,568.31 Indiana 512136 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D4AL383411 21,568.31 Indiana 512137 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D6AL383412 21,568.31 Indiana 512138 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D8AL383413 21,568.31 Indiana 5121392010 WABASH DURAPLATE 53' DRY VAN 1JJV532DXAL383414 21,568.31 Indiana 512140 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D1AL383415 21,568.31 Indiana 512141 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D3AL383416 21,568.31 Indiana 5121422010 WABASH DURAPLATE 53' DRY VAN 1JJV532D5AL383417 21,568.31 Indiana 512143 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D7AL383418 21,568.31 Indiana 512144 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D9AL383419 21,568.31 Indiana 512145 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D5AL383420 21,568.31 Indiana 5121462010 WABASH DURAPLATE 53' DRY VAN 1JJV532D7AL383421 21.568.31 Indiana

| Company Asset No | Description | Mfg Serial No | Net Book Value | State Registered |
|---|---|---|---|---|
| TCAM Rolling Stock - Trailers | | | | |
| 512147 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D9AL383422 | 21,568.31 | Indiana |
| 512148 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D0AL383423 | 21,568.31 | Indiana |
| 512149 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D2AL383424 | 21,568.31 | Indiana |
| 512150 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D4AL383425 | 21,568.31 | Indiana |
| 512151 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D6AL383426 | 21,568.31 | Indiana |
| 512152 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D8AL383427 | 21,568.31 | Indiana |
| 512153 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532DXAL383428 | 21,568.31 | Indiana |
| 512154 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D1AL383429 | 21,568.31 | Indiana |
| 512155 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D8AL383430 | 21,568.31 | Indiana |
| 512156 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532DXAL383431 | 21,568.31 | Indiana |
| 512157 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D1AL383432 | 21,568.31 | Indiana |
| 512158 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D3AL383433 | 21,568.31 | Indiana |
| 512159 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D5AL383434 | 21,568.31 | Indiana |
| 512160 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D7AL383435 | 21,568.31 | Indiana |
| 512161 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D9AL383436 | 21,568.31 | Indiana |
| 512162 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D0AL383437 | 21,568.31 | Indiana |
| 512163 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D2AL383438 | 21,737.35 | Indiana |
| 512164 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D4AL383439 | 21,737.35 | Indiana |
| 512165 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D0AL383440 | 21,568.31 | Indiana |
| 512166 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D2AL383441 | 21,568.31 | Indiana |
| 512167 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D4AL383442 | 21,568.31 | Indiana |
| 512168 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D6AL383443 | 21,568.31 | Indiana |
| 512169 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D8AL383444 | 21,737.35 | Indiana |
| 512170 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532DXAL383445 | 21,568.31 | Indiana |
| 512171 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D1AL383446 | 21,568.31 | Indiana |
| 512172 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D3AL383447 | 21,568.31 | Indiana |
| 512173 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D5AL383448 | 21,568.31 | Indiana |
| 512174 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D7AL383449 | 21,568.31 | Indiana |
| 512175 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D3AL383450 | 21,568.31 | Indiana |
| 512176 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D5AL383451 | 21,568.31 | Indiana |
| 512177 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D7AL383452 | 21,568.31 | Indiana |
| 512178 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D9AL383453 | 21,568.31 | Indiana |
| 512179 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D0AL383454 | 21,568.31 | Indiana |
| 512180 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D2AL383455 | 21,568.31 | Indiana |
| 512181 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D4AL383456 | 21,568.31 | Indiana |
| 512182 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D6AL383457 | 21,568.31 | Indiana |
| 512183 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D8AL383458 | 21,568.31 | Indiana |
| 512184 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532DXAL383459 | 21,568.31 | Indiana |
| 512185 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D6AL383460 | 21,568.31 | Indiana |
| 512186 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D8AL383461 | 21,737.35 | Indiana |
| 512187 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532DXAL383462 | 21,568.31 | Indiana |
| 512188 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D1AL383463 | 21,737.35 | Indiana |
| 512189 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D3AL383464 | 21,737.35 | Indiana |
| 512190 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D5AL383465 | 21,737.35 | Indiana |
| 512191 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D7AL383466 | 21,568.31 | Indiana |
| 512192 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D9AL383467 | 21,737.35 | Indiana |
| 512193 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D0AL383468 | 21,568.31 | Indiana |
| 512194 | 2010 WABASH DURAPLATE 53' DRY VAN | 1JJV532D2AL383469 | 21,568.31 | Indiana |
| 512195 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D9AL383470 | 21,737.35 | Indiana |
| 512196 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D0AL383471 | 21,737.35 | Indiana |
| 512197 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D2AL383472 | 21,737.35 | Indiana |
| 512198 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D4AL383473 | 21,737.35 | Indiana |
| 512199 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D6AL383474 | 21,737.35 | Indiana |
| 512200 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D8AL383475 | 21,737.35 | Indiana |

| Company Asset No | Description | Mfg Serial No | Net Book Value | State Registered |
|---|---|---|---|---|
| TCAM Rolling Stock - Trailers | | | | |
| 512201 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532DXAL383476 | 21,737.35 | Indiana |
| 512202 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D1AL383477 | 21,737.35 | Indiana |
| 512203 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D3AL383478 | 21,737.35 | Indiana |
| 512204 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D5AL383479 | 21,737.35 | Indiana |
| 512205 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D1AL383480 | 21,737.35 | Indiana |
| 512206 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D3AL383481 | 21,737.35 | Indiana |
| 512207 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D5AL383482 | 21,737.35 | Indiana |
| 512208 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D7AL383483 | 21,737.35 | Indiana |
| 512209 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D9AL383484 | 21,737.35 | Indiana |
| 512210 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D0AL383485 | 21,737.35 | Indiana |
| 512211 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D2AL383486 | 21,737.35 | Indiana |
| 512212 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D4AL383487 | 21,737.35 | Indiana |
| 512213 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D6AL383488 | 21,737.35 | Indiana |
| 512214 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D8AL383489 | 21,737.35 | Indiana |
| 512215 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D4AL383490 | 21,737.35 | Indiana |
| 512216 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D6AL383491 | 21,737.35 | Indiana |
| 512217 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D8AL383492 | 21,737.35 | Indiana |
| 512218 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532DXAL383492 | 21,737.35 | Indiana |
| 512219 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D1AL383494 | 21,737.35 | Indiana |
| 512220 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D3AL383495 | 21,737.35 | Indiana |
| 512221 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D5AL383496 | 21,737.35 | Indiana |
| 512222 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D7AL383497 | 21,737.35 | Indiana |
| 512223 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D9AL383498 | 21,737.35 | Indiana |
| 512224 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D0AL383499 | 21,737.35 | Indiana |
| 512225 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D3AL383500 | 21,737.35 | Indiana |
| 512226 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D5AL383501 | 21,737.35 | Indiana |
| 512227 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D7AL383502 | 21,737.35 | Indiana |
| 512228 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D9AL383503 | 21,737.35 | Indiana |
| 512229 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D0AL383504 | 21,737.35 | Indiana |
| 512230 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D2AL383505 | 21,737.35 | Indiana |
| 512231 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D4AL383506 | 21,737.35 | Indiana |
| 512232 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D6AL383507 | 21,737.35 | Indiana |
| 512233 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D8AL383508 | 21,737.35 | Indiana |
| 512234 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532DXAL383509 | 21,737.35 | Indiana |
| 512235 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D6AL383510 | 21,737.35 | Indiana |
| 512236 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D8AL383511 | 21,737.35 | Indiana |
| 512237 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532DXAL383512 | 21,737.35 | Indiana |
| 512238 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D1AL383513 | 21,737.35 | Indiana |
| 512239 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D3AL383514 | 21,737.35 | Indiana |
| 512240 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D5AL383515 | 21,737.35 | Indiana |
| 512241 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D7AL383516 | 21,737.35 | Indiana |
| 512242 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D9AL383517 | 21,737.35 | Indiana |
| 512243 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D0AL383518 | 21,737.35 | Indiana |
| 512244 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D2AL383519 | 21,737.35 | Indiana |
| 512245 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D9AL383520 | 21,737.35 | Indiana |
| 512246 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D0AL383521 | 21,737.35 | Indiana |
| 512247 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D2AL383522 | 21,737.35 | Indiana |
| 512248 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D4AL383523 | 21,737.35 | Indiana |
| 512249 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D6AL383524 | 21,737.35 | Indiana |
| 512250 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D8AL383525 | 21,737.35 | Indiana |
| 512251 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532DXAL383526 | 21,737.35 | Indiana |
| 512252 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D1AL383527 | 21,737.35 | Indiana |
| 512253 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D3AL383528 | 21,737.35 | Indiana |
| 512254 | 2010 WABASH DURAPLATES 53' DRY VAN | 1JJV532D5AL383529 | 21,737.35 | Indiana |

Company Asset No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock - Trailers 5122552010 WABASH DURAPLATES 53' DRY VAN lJJV532D1AL383530 21,737.35 Indiana 512256 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D3AL383531 21,737.35 Indiana 512257 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D5AL383532 21,737.35 Indiana 512258 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D7AL383533 21,737.35 Indiana 5122592010 WABASH DURAPLATES 53' DRY VAN lJJV532D9AL383534 21,737.35 Indiana 512260 2010 WABASH DURAPLA TES 53' DRY VAN lJJV532DOAL383535 21,737.35 Indiana 512261 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D2AL383536 21,737.35 Indiana 512262 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D4AL383537 21,737.35 Indiana 5122632010 WABASH DURAPLATES 53' DRY VAN lJJV532D6AL383538 21,737.35 Indiana 512264 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D8AL383539 21,737.35 Indiana 512265 2010 WABASH DURAPLA TES 53' DRY VAN lJJV532D4AL383540 21,737.35 Indiana 512266 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D6AL383541 21,737.35 Indiana 512267 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D8AL3B3542 21,737.35 Indiana 5122682010 WABASH DURAPLATES 53' DRY VAN lJJV532DXAL3B3543 21,737.35 Indiana 5122692010 WABASH DURAPLATES 53' DRY VAN lJJV532D1AL383544 21,737.35 Indiana 512270 2010 WABASH DURAPLA TES 53' DRY VAN lJJV532D3AL383545 21,737.35 Indiana 512271 2010 WABASH DURAPLATES 53' DRY VAN 1 JJV532D5AL383546 21,737.35 Indiana 512272 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D7AL383547 21,737.35 Indiana 512273 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D9AL38354B 21,737.35 Indiana 512274 2010 WABASH DURAPLATES 53' DRY VAN lJJV532DOAL383549 21,737.35 Indiana 512275 2010 WABASH DURAPLATES 53' DRY VAN lJJV532DOAL383552 21,906.39 Indiana 512276 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D2AL383553 21,737.35 Indiana 512277 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D4AL383554 21,737.35 Indiana 512278 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D6AL3B3555 21,737.35 Indiana 512279 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D8AL383556 21,737.35 Indiana 512280 2010 WABASH DURAPLATES 53' DRY VAN lJJV532DXAL383557 21,737.35 Indiana 512281 2010 WABASH DURAPLA TES 53' DRY VAN lJJV532D1AL38355B 21,737.35 Indiana 512282 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D3AL3B3559 21,737.35 Indiana 512283 2010 WABASH DURAPLATES 53' DRY VAN lJJV532DXAL383560 21,737.35 Indiana 512284 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D1AL383561 21,737.35 Indiana 5.12285 2010 WABASH DURAPLATES 53' DRY V AN lJJV532D3AL383562 21,737.35 Indiana 512286 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D5AL383563 21,737.35 Indiana 512287 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D7AL3B3564 21,737.35 Indiana 512288 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D9AL383565 21,737.35 Indiana 512289 2010 WABASH DURAPLATES 53' DRY VAN lJJV532DOAL383566 21,737.35 Indiana 512290 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D2AL383567 21,737.35 Indiana 512291 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D4AL383568 21,737.35 Indiana 512292 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D6AL383569 21,737.35 Indiana 512293 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D2AL383570 21,737.35 Indiana 512294 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D4AL383571 21,737.35 Indiana 512295 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D6AL383572 21,737.35 Indiana 512296 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D8AL383573 21,737.35 Indiana 512297 2010 WABASH DURAPLATES 53' DRY VAN lJJV532DXAL383574 21,737.35 Indiana 512298 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D1AL383575 21,737.35 Indiana 512299 2010 WABASH DURAPLA TES 53' DRY VAN lJJV532D3AL383576 21,737.35 Indiana 512300 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D5AL383577 21,906.39 Indiana 512301 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D7AL383578 21,908.39 Indiana 512302 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D9AL383579 21,906.39 Indiana 512303 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D5AL3835BO 21,906.39 Indiana 512304 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D7AL383581 21,906.39 Indiana 512305 2010 WABASH DURAPLATE 53' DRY VAN lJJV532D9AL383582 21,906.39 Indiana 512306 2010 WABASH DURAPLATES 53' DRY VAN lJJV532DOAL3B3583 21,906.39 Indiana 512307 2010 WABASH DURAPLATES 53' DRY VAN lJJV532D2AL383584 21,906.39 Indiana 512308 2010 WABASH DURAPLATES 53' DRY VAN 1JJV532D4AL383585 21,906.39 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TeAM Rolling Stock· Trailers 5123092010 WABASH DURAPLATE 53' DRY VAN 1JJV532D6AL383586 21,906.39 Indiana 512310 2010 WABASH DURAPLATES 53' DRY VAN 1JJV532D8AL383587 21,906.39 Indiana 512311 2010 WABASH DURAPLATES 53' DRY VAN 1JJV532DXAL383588 21,906.39 Indiana 512312 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D1AL383589 21,906.39 Indiana 512313 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D8AL383590 21,906.39 Indiana 512314 2010 WABASH DURAPLATE 53' DRY VAN 1 JJV532DXAL383591 21,906.39 Indiana 512315 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D1AL383592 21,906.39 Indiana 512316 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D3AL383593 21,906.39 Indiana 512317 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D5AL383594 21,906.39 Indiana 512318 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D7AL383595 21,906.39 Indiana 512319 2010 WABASH DURAPLATE 53' DRY VAN 1JJV532D9AL383596 21,906.39 Indiana 512320 2010 WABASH DURAPLATES 53' DRY VAN 1JJV532DOAL383597 22,829.42 Indiana 512321 2010 WABASH DURAPLATES 53' DRY VAN 1JJV532D2AL383598 22,829.42 Indiana 512322 2010 WABASH DURAPLATES 53' DRY VAN 1JJV532D4AL383599 22,829.42 Indiana 512323 2010 WABASH DURAPLATES 53' DRY VAN 1JJV532D7AL383600 22,829.42 Indiana 512324 2010 WABASH DURAPLATES 53' DRY VAN 1JJV532D9AL383601 22,829.42 Indiana 512325 2010 WABASH DURAPLATE DRY VAN 1JJV532D5AL452476 22,246.62 Indiana 512326 2010 WABASH DURAPLATE DRY VAN 1JJV532D7AL452477 22,246.62 Indiana 512327 2010 WABASH DURAPLATE DRY VAN 1JJV532D9AL452478 22,246.62 Indiana 512328 2010 WABASH DURAPLATE DRY VAN 1JJV53200AL452479 22,246.62 Indiana 512329 2010 WABASH DURAPLA TE DRY VAN 1JJV532D7AL452480 22,246.62 Indiana 512330 2010 WABASH DURAPLATE DRY VAN 1 JJV532D9AL452481 22,246.62 Indiana 512331 2010 WABASH DURAPLATE DRY VAN 1JJV532DOAL452482 22,246.62 Indiana 512332 2010 WABASH DURAPLATE DRY VAN 1JJV532D2AL452483 22,246.62 Indiana 512333 2010 WABASH DURAPLATE DRY VAN 1JJV532D4AL452484 22,246.62 Indiana 512334 2010 WABASH DURAPLATE DRY VAN 1JJV532D6AL452485 22,246.62 Indiana 512335 2010 WABASH DURAPLATE DRY VAN 1JJV532D8AL452486 22,246.62 Indiana 5123362010 WABASH DURAPLATE DRY VAN 1JJV532DXAL452487 22,246.62 indiana 512337 2010 WABASH DURAPLATE DRY VAN 1JJV532D1AL452488 22,246.62 Indiana 512338 2010 WABASH DURAPLATE DRY VAN 1JJV532D3AL452489 22,246.62 Indiana 512339 2010 WABASH DURAPLATE DRY VAN 1JJV532DXAL452490 22,246.62 Indiana 512340 2010 WABASH DURAPLATE DRY VAN 1JJV532D1AL452491 22,246.62 Indiana 512341 2010 WABASH DURAPLATE DRY VAN 1JJV532D3AL452492 22,246.62 Indiana 512342 2010 WABASH DURAPLATE DRY VAN 1JJV532D5AL452493 22,246.62 Indiana 512343 2010 WABASH DURAPLATE DRY VAN 1JJV532D7AL452494 22,246.62 Indiana 512344 2010 WABASH DURAPLATE DRY VAN 1JJV532D9AL452495 22,246.62 Indiana 512345 2010 WABASH DURAPLATE DRY VAN 1JJV532DOAL452496 22,246.62 Indiana 512346 2010 WABASH DURAPLATE DRY VAN 1JJV532D2AL452497 22,415.68 Indiana 512347 2010 WABASH DURAPLATE DRY VAN 1JJV532D4AL452498 22,246.62 Indiana 512348 2010 WABASH DURA PLATE DRY VAN 1JJV532D6AL452499 22,246.62 Indiana 512349 2010 WABASH DURAPLATE DRY VAN 1JJV53209AL452500 22,246.62 Indiana 512350 2010 WABASH DURAPLATE DRY VAN 1JJV532DOAL452501 22,246.62 Indiana 512351 2010 WABASH DURAPLATE DRY VAN 1JJV532D2AL452502 22,246.62 Indiana 512352 2010 WABASH DURAPLATE DRY VAN 1JJV532D4AL452503 22,246.62 Indiana 512353 2010 WABASH DURAPLATE DRY VAN 1JJV532D6AL452504 22,246.62 Indiana 512354 2010 WABASH DURAPLATE DRY VAN 1JJV532D8AL452505 22,246.62 Indiana 512355 2010 WABASH DURAPLATE DRY VAN 1JJV532D1AL452506 22,246.62 Indiana 512356 2010 WABASH DURAPLATE DRY VAN 1 JJV532D1 AL452507 22,246.62 Indiana 512357 2010 WABASH DURAPLATE DRY VAN 1JJV532D3AL452508 22,246.62 Indiana 512358 2010 WABASH DURAPLATE DRY VAN 1JJV532D5AL452509 22,246.62 Indiana 512359 2010 WABASH DURAPLATE DRY VAN 1 JJV532D1 AL45251 0 22,246.62 Indiana 512360 2010 WABASH DURAPLATE DRY VAN 1JJV532D3AL452511 22,246.62 Indiana 512361 2010 WABASH DURAPLATE DRY VAN 1JJV532D5AL452512 22,246.62 Indiana 512362 2010 WABASH DURAPLATE DRY VAN 1JJV532D7AL452513 22,246.62 Indiana

Company Asset No Description Mfg Serial No Net Book Value Slate Registered TCAM Rolling Stock· Trailers 512363 2010 WABASH DURAPLA TE DRY VAN lJJV532D9AL452514 22,248.62 Indiana 512364 2010 WABASH DURAPLATE DRY VAN 1JJV532DOAL452515 22,246.62 Indiana 512365 2010 WABASH DURAPLATE DRY VAN 1JJV532D2AL452516 22,248.62 Indiana 512366 2010 WABASH DURAPLATE DRY VAN lJJV532D4AL452517 22,248.62 Indiana 512367 2010 WABASH DURAPLATE DRY VAN 1JJV532D8AL452618 22,246.62 Indiana 512368 2010 WABASH DURAPLATE DRY VAN 1JJV532D8AL452519 22,248.62 Indiana 512369 2010 WABASH DURAPLATE DRY VAN lJJV532D4AL452520 22,246.62 Indiana 512370 2010 WABASH DURAPLA TE DRY VAN lJJV532D6AL452521 22,246.62 Indiana 512371 2010 WABASH DURAPLATE DRY VAN 1JJV532D8AL452522 22,246.62 Indiana 512372 2010 WABASH DURAPLATE DRY VAN 1 JJV532DXAL452523 22,246.62 Indiana 512373 2010 WABASH DURAPLATE DRY VAN 1JJV532D1AL452524 22,248.62 Indiana 512374 2010 WABASH DURAPLATE DRY VAN 1JJV532D3AL452525 22,246.62 Indiana 512375 2010 WABASH DURAPLATE DRY VAN 1JJV532D1AL452526 22,248.62 Indiana 512376 2010 WABASH DURAPLATE DRY VAN lJJV532D1AL452527 22,246.62 Indiana 5123n 2010 WABASH DURAPLATE DRY VAN lJJV532D9AL452528 22,246.62 Indiana 512378 2010 WABASH DURAPLATE DRY VAN 1JJV532DOAL452529 22,246.62 Indiana 512379 2010 WABASH DURAPLATE DRY VAN lJJV532D7AL452530 22,246.62 Indiana 512380 2010 WABASH DURAPLATE DRY VAN 1JJV532D9AL452531 22,246.62 Indiana 512381 2010 WABASH DURAPLATE DRY VAN lJJV532DOAL452532 22,246.62 Indiana 512382 2010 WABASH DURAPLATE DRY VAN lJJV532D2AL452533 22,246.62 Indiana 512383 2010 WABASH DURAPLATE DRY VAN lJJV532D4AL452534 22,246.62 Indiana 512384 2010 WABASH DURAPLATE DRY VAN lJJV532D6AL452535 22,246.62 Indiana 512385 2010 WABASH DURAPLATE DRY VAN 1JJV532D8AL452536 22,246.62 Indiana 512386 2010 WABASH DURAPLATE DRY VAN IJJV532DXAL452537 22,246.62 Indiana 512387 2010 WABASH DURAPLATE DRY VAN 1JJV532D1AL452538 22,246.62 Indiana 512388 2010 WABASH DURAPLATE DRY VAN 1JJV532D3AL452539 22,246.62 Indiana 512389 2010 WABASH DURAPLATE DRY VAN lJJV532DXAL452540 22,246.62 Indiana 512390 2010 WABASH DURAPLATE DRY VAN lJJV632D1AL452541 22,246.62 Indiana 512391 2010 WABASH DURAPLATE DRY VAN lJJV532D3AL452542 22,246.62 Indiana 512392 2010 WABASH DURAPLATE DRY VAN lJJV532D5AL452543 22,246.62 Indiana 512393 2010 WABASH DURAPLATE DRY VAN lJJV532D7AL452544 22,246.62 Indiana 512394 2010 WABASH DURAPLATE DRY VAN lJJV532D9AL452545 22,415.68 Indiana 512395 2010 WABASH DURAPLA TE DRY VAN 1JJV532DOAL452546 22,415.68 Indiana 512396 2010 WABASH DURAPLATE DRY VAN 1JJV532DZAL462547 22,415.68 Indiana 512397 2010 WABASH DURAPLATE DRY VAN 1JJV532D4AL452548 22,246.62 Indiana 512398 2010 WABASH DURAPLATE DRY VAN 1 JJV532D6AL452549 22,246.62 Indiana 512399 2010 WABASH DURAPLATE DRY VAN 1JJV532D2AL452550 22,246.62 Indiana 512400 2010 WABASH DURAPLATE DRY VAN 1JJV532D4AL452551 22,415.68 Indiana 512401 2010 WABASH DURAPLATE DRY VAN 1JJV532D6AL452552 22,415.68 Indiana 512402 2010 WABASH DURAPLATE DRY VAN 1JJV532D8AL452553 22,415.68 Indiana 512403 2010 WABASH DURAPLATE DRY VAN lJJV532DXAL452554 22,415.68 Indiana 512404 2010 WABASH DURAPLATE DRY VAN 1JJV532D1AL452555 22,415.68 Indiana 512405 2010 WABASH DURAPLATE DRY VAN 1JJV532D3AL452556 22,415.68 Indiana 512406 2010 WABASH DURAPLATE DRY VAN 1JJV532D5AL452557 22,415.68 Indiana 512407 2010 WABASH DURAPLATE DRY VAN 1JJV532D7AL452558 22,415.68 Indiana 512408 2010 WABASH DURAPLATE DRY VAN 1JJV532D9AL452559 22,415.68 Indiana 512409 2010 WABASH DURAPLATE DRY VAN 1JJV532D5AL452560 22,415.68 Indiana 512410 2010 WABASH DURAPLATE DRY VAN 1JJV532D7AL452561 22,415.68 Indiana 512411 2010 WABASH DURAPLATEDRYVAN 1JJV532D9AL452462 22,415.68 Indiana 512412 2010 WABASH DURAPLATE DRY VAN 1JJV532DOAL452563 22,415.68 Indiana 512413 2010 WABASH DURAPLATE DRY VAN lJJV532DZAL452564 22,415.68 Indiana 512414 2010 WABASH DURAPLATE DRY VAN lJJV532D4AL452565 22,415.68 Indiana 512415 2010 WABASH DURAPLATEDRYVAN lJJV532D6AL452566 22,415.68 Indiana 512416 2010 WABASH DURAPLATE DRY VAN 1JJV532D8AL452567 22,415.68 Indiana

Company Asset No Description MIg Serial No Net Book Valua State Registered TCAM Rolling Stock - Trailers 512417 2010 WABASH DURAPLATE DRY VAN 1 JJV532DXAL452568 22,415.68 Indiana 512418 2010 WABASH DURAPLATE DRY VAN 1JJV532D1AL452569 22,415.68 Indiana 512419 2010 WABASH DURAPLATE DRY VAN 1JJV532D8AL452570 22,415.68 Indiana 512420 2010 WABASH DURAPLATE DRY VAN 1JJV532DXAL452571 22,415.68 Indiana 512421 2010 WABASH DURAPLATE DRY VAN 1 JJV532D1AL452572 22,415.68 Indiana 512422 2010 WABASH DURAPLATE DRY VAN 1JJV532D3AL452573 22,415.68 Indiana 512423 2010 WABASH DURAPLATE DRY VAN 1JJV532D5AL452574 22,415.68 Indiana 512424 2010 WABASH DURAPLATE DRY VAN 1JJV532D7AL452575 22,415.68 Indiana 512425 2010 WABASH DURAPLATE DRY VAN 1JJV532D9AL452576 22,415.68 Indiana 512426 2010 WABASH DURAPLATE DRY VAN 1JJV532DOAL452577 22,415.68 Indiana 512427 2010.WABASH DURAPLATE DRY VAN 1JJV532D2AL452578 22,415.68 Indiana 51242B 2010 WABASH DURAPLATE DRY VAN 1JJV532D4AL452579 22,415.68 Indiana 512429 2010 WABASH DURAPLATE DRY VAN 1JJV532DOAL4525BO 22,415.68 Indiana 512430 2010 WABASH DURAPLATE DRY VAN 1JJV532D2AL4525B1 22,415.68 Indiana 512431 2010 WABASH DURAPLATE DRY VAN 1JJV532D4AL4525B2 22,415.68 Indiana 512432 2010 WABASH DURAPLATE DRY VAN 1JJV532D6AL452583 22,415.68 Indiana 512433 2010 WABASH DURAPLATE DRY VAN 1JJV532D8AL4525B4 22,415.68 Indiana 512434 2010 WABASH DURAPLA TE DRY VAN 1JJV532DXAL452585 22,415.68 Indiana 512435 2010 WABASH DURAPLATE DRY VAN 1JJV532D1AL4525B6 22,415.68 Indiana 512436 2010 WABASH DURAPLATE DRY VAN 1JJV532D3AL452567 22,415.68 Indiana 512437 2010 WABASH DURAPLATE DRY VAN 1JJV532D5AL452568 22,415.68 Indiana 51243B 2010 WABASH DURAPLATE DRY VAN 1JJV532D7AL452589 22,415.68 Indiana 512439 2010 WABASH DURAPLATE DRY VAN 1JJV532D3AL452590 22,415.68 Indiana 512440 2010 WABASH DURAPLATE DRY VAN 1JJV532D5AL452591 22,415.68 Indiana 512441 2010 WABASH DURAPLA TE DRY VAN 1JJV532D7AL452592 22,415.68 Indiana 512442 2010 WABASH DURAPLATE DRY VAN 1JJV532D9AL452593 22,415.68 Indiana 512443 2010 WABASH DURAPLATE DRY VAN 1JJV532DOAL452594 22,415.68 Indiana 512444 2010 WABASH DURAPLATE DRY VAN 1 JJV532D2AL452595 22,415.68 Indiana 512445 2010 WABASH DURAPLATE DRY VAN 1JJV532D4AL452596 22,415.68 Indiana 512446 2010 WABASH DURAPLATE DRY VAN 1JJV532D6AL452597 22,415.68 Indiana 512447 2010 WABASH DURAPLATE DRY VAN 1JJV532D8AL452598 22,415.68 Indiana 51244B 2010 WABASH DURAPLATE DRY VAN 1JJV532DXAL452599 22,415.68 Indiana 512449 2010 WABASH DURAPLATE DRY VAN 1JJV532D2AL452600 22,415.68 Indiana 512450 2010 WABASH DURAPLATE DRY VAN 1JJV532D4AL452601 22,415.68 Indiana 512451 2010 WABASH DURAPLATE DRY VAN 1JJV532D6AL452602 22,415.68 Indiana 512452 2010 WABASH DURAPLATE DRY VAN 1JJV532D8AL452603 22,415.68 Indiana 512453 2010 WABASH DURAPLATE DRY VAN 1JJV532DXAL452604 22,415.68 Indiana 512454 2010 WABASH DURAPLATE DRY VAN 1JJV532D1AL452605 22,415.68 Indiana 512455 2010 WABASH DURAPLATE DRY VAN 1JJV532D3AL452606 22,415.66 Indiana 512456 2010 WABASH DURAPLATE DRY VAN 1JJV532D5AL452607 22,415.68 Indiana 512457 2010 WABASH DURAPLATE DRY VAN 1JJV532D7AL452608 22,415.68 Indiana 512458 2010 WABASH DURAPLATE DRY VAN 1JJV532D9AL452609 22,415.68 Indiana 512459 2010 WABASH DURAPLA TE DRY VAN 1JJV532D5AL452610 22,415.68 Indiana 512460 2010 WABASH DURAPLATE DRY VAN 1JJV532D7AL452611 22,415.68 Indiana 512461 2010 WABASH DURAPLATE DRY VAN 1JJV532D9AL452612 22,415.68 Indiana 512462 2010 WABASH DURAPLATE DRY VAN 1JJV532DOAL452613 22,415.6B Indiana 512463 2010 WABASH DURA PLATE DRY VAN 1JJV532D2AL452614 22,415.68 Indiana 512464 2010 WABASH DURAPLATE DRY VAN 1JJV532D4AL452615 22,415.68 Indiana 512465 2010 WABASH DURAPLATE DRY VAN 1JJV532D6AL452616 22,415.68 Indiana 512466 2010 WABASH DURAPLATE DRY VAN 1JJV532D8AL452617 22,584.74 Indiana 512467 2010 WABASH DURAPLATE DRY VAN 1JJV532DXAL452618 22,584.74 Indiana 51246B 2010 WABASH DURAPLATE DRY VAN 1JJV532D1AL452619 22,415.68 Indiana 512469 2010 WABASH DURAPLA TE DRY VAN 1JJV532D8AL452620 22,415.6B Indiana 512470 2010 WABASH DURAPLATE DRY VAN 1 JJV532DXAL452621 22,415.68 Indiana

Company Asset No Description MIg Serial No Net Book Value State Registered TCAM ROiling Stock - Trailers 512471 2010 WABASH DURAPLATE DRY VAN 1JJV532D1AL452622 22,415.68 Indiana 512472 2010 WABASH DURAPLATE DRY VAN 1JJV532D3AL452623 22,415.68 Indiana 512473 2010 WABASH DURAPLATE DRY VAN 1JJV532D5AL452624 22,415.68 indiana 512474 2010 WABASH DURAPLATE DRY VAN 1JJV532D7AL452625 22.415.68 Indiana 512475 2010 WABASH DURAPLATE DRY VAN 1JJV532D9AL452626 22,415.68 Indiana 512476 2010 WABASH DURAPLATE DRY VAN 1JJV532DOAL452627 22,415.68 indiana 512471 2010 WABASH DURAPLATE DRY VAN 1JJV532D2AL452628 22.415.68 Indiana 512478 2010 WABASH DURAPLATE DRY VAN 1JJV532D4AL452629 22,415.68 Indiana 512479 2010 WABASH DURAPLATE DRY VAN 1JJV532DOAL452630 22,415.68 Indiana 512480 2010 WABASH DURAPLATE DRY VAN 1JJV532D2AL452831 22,415.68 Indiana 512481 2010 WABASH DURAPLATE DRY VAN 1JJV532D4AL452832 22,415.68 Indiana 512482 2010 WABASH DURAPLATE DRY VAN 1JJV532D6AL452633 22,415.68 Indiana 512483 2010 WABASH DURAPLA TE DRY V AN 1JJV532D8AL452634 22,415.68 indiana 512484 2010 WABASH DURAPLATE DRY VAN 1JJV532DXAL452835 22,415.68 Indiana 512485 2010 WABASH DURAPLATE DRY VAN 1JJV532D1AL452636 22,415.68 Indiana 512486 2010 WABASH DURAPLA TE DRY V AN 1JJV532D3AL452837 22,415.68 indiana 512487 2010 WABASH DURAPLATE DRY VAN 1JJV532D5AL452838 22,415.68 Indiana 512488 2010 WABASH DURAPLATE DRY VAN 1JJV532D7AL452639 22,415.68 Indiana 512489 2010 WABASH DURAPLATE DRY VAN 1JJV532D3AL452640 22,415.68 indiana 512490 2010 WABASH DURAPLATE DRY VAN 1JJV532D5AL452641 22,415.68 Indiana 512491 2010 WABASH DURAPLATE DRY VAN 1JJV532D7AL452642 22,415.68 indiana 512492 2010 WABASH DURAPLATE DRY VAN 1JJV532D9AL452843 22,415.68 Indiana 512493 2010 WABASH DURAPLATE DRY VAN 1JJV532DOAL452644 22,415.68 Indiana 512494 2010 WABASH DURAPLATE DRY VAN 1JJV532D2AL452645 22,415.68 Indiana 512495 2010 WABASH DURAPLATE DRY VAN 1JJV532D4AL452646 22,415.68 Indiana 512496 2010 WABASH DURAPLATE DRY VAN 1JJV532D6AL452647 22,415.68 Indiana 512497 2010 WABASH DURAPLATE DRY VAN 1JJV532D8AL452648 22,415.68 Indiana 512498 2010 WABASH DURAPLATE DRY VAN 1JJV532DXAL452649 22,415.68 Indiana 512499 2010 WABASH DURAPLATE DRY VAN 1JJV532D6AL452650 22,415.68 Indiana 512500 2010 WABASH DURAPLATE DRY VAN 1JJV532D8AL452651 22,415.68 Indiana 512501 2010 WABASH DURAPLATE DRY VAN 1JJV532DXAL452652 22,415.68 Indiana 512502 2010 WABASH DURAPLATE DRY VAN 1JJV532D1AL452853 22,415.68 Indiana 512503 2010 WABASH DURAPLATE DRY VAN 1JJV532D3AL452854 22,415.68 Indiana 512504 2010 WABASH DURAPLATE DRY VAN 1JJV532D5AL452655 22,415.68 Indiana 512505 2010 WABASH DURAPLATE DRY VAN 1JJV532D7AL452656 22,415.68 Indiana 512506 2010 WABASH DURAPLATE DRY VAN 1JJV532D9AL452657 22,415.68 Indiana 512507 2010 WABASH DURAPLATE DRY VAN 1JJV532DOAL452868 22,584.74 Indiana 512508 2010 WABASH DURAPLATE DRY VAN 1JJV532D2AL452659 22,584.74 Indiana 512509 2010 WABASH DURAPLATE DRY VAN 1JJV532D9AL452660 22,584.74 Indiana 512510 2010 WABASH DURAPLATE DRY VAN 1JJV532DOAL452661 22,584.74 indiana 512511 2010 WABASH DURAPLATE DRY VAN 1JJV532D2AL452682 22,584.74 Indiana 512512 2010 WABASH DURAPLATE DRY VAN 1JJV532D4AL452663 22,584.74 Indiana 512513 2010 WABASH DURAPLATE DRY VAN 1JJV532D6AL452664 22,584.74 Indiana 512514 2010 WABASH DURAPLATE DRY VAN 1JJV532D8AL452665 22,584.74 Indiana 512515 2010 WABASH DURAPLATE DRY VAN 1JJV532DXAL452666 22,584.74 Indiana 512516 2010 WABASH DURAPLATE DRY VAN 1JJV532D1AL452867 22,584.74 Indiana 512517 2010 WABASH DURAPLATE DRY VAN 1JJV532D3AL452668 22,584.74 Indiana 512518 2010 WABASH DURAPLATE DRY VAN 1JJV532D5AL452669 22,584.74 indiana 512519 2010 WABASH DURAPLATE DRY VAN 1JJV532D1AL452670 22,584.74 Indiana 512520 2010 WABASH DURAPLATE DRY VAN 1JJV532D3AL452671 22,584.74 Indiana 512521 2010 WABASH DURAPLATE DRY VAN 1JJV532D5AL452672 22,584.74 Indiana 512522 2010 WABASH DURAPLATE DRY VAN 1JJV532D7AL452673 22,584.74 Indiana 512523 2010 WABASH DURAPLATE DRY VAN 1JJV532D9AL452674 22,584.74 Indiana 512524 2010 WABASH DURAPLATE DRY VAN 1JJV532DOAL452675 22.584.74 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock - Trailers 530001 2005 Stoughton 53' Dry Van 1 OW1 A53265B772231 8,420.83 Indiana 530002 2005 Stoughton 53' Dry Van 1DW1A53285B772232 8,420.83 Indiana 530003 2005 Stoughton 53' Dry Van 1DW1A532X5B772233 8,420.83 Indiana 530004 2005 Stoughton 53' Dry Van 1DW1A53215B772234 8,420.83 Indiana 530005 2005 Stoughton 53' Dry Van 1 DWA153235B772235 8,420.83 Indiana 530006 2005 Stoughton 53' Dry Van 1 DW1 A53255B772236 8,420.83 Indiana 530007 2005 Stoughton 53' Dry Van 1DW1A53275B772237 8,420.83 Indiana 530008 2005 Stoughton 53' Dry Van 1DW1A53295B772238 8,420.83 Indiana 530009 2005 Stoughton 53' Dry Van 1 DW1A53205B772239 8,420.83 Indiana 530010 2005 Stoughton 53' Dry Van 1DW1A53275B772240 8,420.83 Indiana 530011 2005 Stoughton 53' Dry Van 1 DW1A53295B772241 8,420.83 Indiana 530012 2005 Stoughton 53' Dry Van 1 DW1A53205B772242 8,420.83 Indiana 530013 2005 Stoughton 53' Dry Van 1DW1A53225B772243 8,420.83 Indiana 530014 2005 Stoughton 53' Dry Van 1DW1A53245B772244 8,420.83 Indiana 530015 2005 Stoughton 53' Dry Van 1DW1A53265B772245 8,420.83 Indiana 530016 2005 Stoughton 53' Dry Van 1 DW1 A53285B772246 8,420.83 Indiana 530017 2005 Stoughton 53' Dry Van 1 DW1 A532X5B772247 8,420.83 Indiana 530018 2005 Stoughton 53' Dry Van 1 DW1A53215B772248 8,420.83 Indiana 530019 2005 Stoughton 53' Dry Van 1DW1A53235B772249 8,420.83 Indiana 530020 2005 Stoughton 53' Dry Van 1DW1A532X5B772250 8,420.83 Indiana 530021 2005 Stoughton 53' Dry Van 1 DW1 A53215B772251 8,420.83 Indiana 530022 2005 Stoughton 53' Dry Van 1 DW1 A53236B772252 8,420.83 Indiana 530023 2005 Stoughton 53' Dry Van 1 DW1 A53255B772253 8,420.83 Indiana 530024 2005 Stoughton 53' Dry Van 1 OW1 A53275B772254 8,420.83 Indiana 530025 2005 Stoughton 53' Dry Van 1DW1A53295B772255 8,420.83 Indiana 530026 2005 Stoughton 53' Dry Van 1DW1A53205B772256 8,420.83 Indiana 530027 2005 Stoughton 53' Dry Van 1 DW1 A53225B772257 8,420.83 Indiana 530028 2005 Stoughton 53' Dry Van 1DW1A53245B772258 8,420.83 Indiana 530029 2005 Stoughton 53' Dry Van 1DW1A53265B772259 8,420.83 Indiana 530030 2005 Stoughton 53' Dry Van 1DW1A53225B772260 8,420.83 Indiana 540001 2005 STOUGIiTON 53' DRY VAN HEATER 1 DW1A5324557901 00 8,859.82 Indiana 540002 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532655790101 8,859.82 Indiana 540003 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532855790102 8,859.82 Indiana 540004 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532X55790103 8,859.82 Indiana 540005 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A5321557901 04 8,859.82 Indiana 540006 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A532355790105 8,859.82 Indiana 540007 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A532555790106 8,859.82 Indiana 540008 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53275S790107 8,859.82 Indiana 540009 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53295S790108 8,859.82 Indiana 5400102005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53205S790109 8,859.82 Indiana 540011 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53275S790110 8,859.82 Indiana 5400122005 STOUGIiTON 53' DRY VAN HEATER 1DW1A53295S790111 8,859.82 Indiana 540013 2005 STOUGHTON 53' DRY VAN HEATER 1 OWl A53205S790112 8,859.82 Indiana 540014 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53225S790113 8,859.82 Indiana 5400152005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53245S790114 8,859.82 Indiana 5400162005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53265S790115 8,859.82 Indiana 540017 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53285S790116 8,859.82 Indiana 540018 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A532X55790117 8,859.82 Indiana 5400192005 STOUGHTON 53' DRY VAN HEATER 1DW1A53215S790118 8,859.82 Indiana 540020 2005 STOUGIiTON 53' DRY VAN HEATER 1 DW1 A53235S790119 8,859.82 Indiana 540021 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A532X5S790120 8,859.82 Indiana 540022 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53215S790121 8,859.82 Indiana 540023 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53235S790122 8,859.82 Indiana 540024 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53255S790123 8,859.82 Indiana

| Company Asset No | Description | Mfg Serial No | Net Book Value | State Registered |
|---|---|---|---|---|
| TCAM Rolling Stock - Trailers | | | | |
| 540025 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790124 | 8,859.82 | Indiana |
| 540026 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53295S790125 | 8,859.82 | Indiana |
| 540027 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53205S790126 | 8,859.82 | Indiana |
| 540028 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53225S790127 | 8,859.82 | Indiana |
| 540029 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790128 | 8,859.82 | Indiana |
| 540030 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53265S790129 | 8,859.82 | Indiana |
| 540031 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53225S790130 | 8,859.82 | Indiana |
| 540032 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790131 | 8,859.82 | Indiana |
| 540033 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53265S790132 | 8,859.82 | Indiana |
| 540034 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53285S790133 | 8,859.82 | Indiana |
| 540035 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A532X5S790134 | 8,859.82 | Indiana |
| 540036 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53215S790135 | 8,859.82 | Indiana |
| 540037 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53235S790136 | 8,859.82 | Indiana |
| 540038 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53255S790137 | 8,859.82 | Indiana |
| 540039 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790138 | 8,859.82 | Indiana |
| 540040 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53295S790139 | 8,859.82 | Indiana |
| 540041 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53255S790140 | 8,859.82 | Indiana |
| 540042 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790141 | 8,859.82 | Indiana |
| 540043 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53295S790142 | 8,859.82 | Indiana |
| 540044 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53205S790143 | 8,859.82 | Indiana |
| 540045 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53225S790144 | 8,859.82 | Indiana |
| 540046 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790145 | 8,859.82 | Indiana |
| 540047 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53265S790146 | 8,859.82 | Indiana |
| 540048 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53285S790147 | 8,859.82 | Indiana |
| 540049 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A532X5S790148 | 8,859.82 | Indiana |
| 540051 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53285S790150 | 8,859.82 | Indiana |
| 540052 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A532X5S790151 | 8,859.82 | Indiana |
| 540053 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53215S790152 | 8,859.82 | Indiana |
| 540054 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53235S790153 | 8,859.82 | Indiana |
| 540055 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53255S790154 | 8,859.82 | Indiana |
| 540056 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790155 | 8,859.82 | Indiana |
| 540057 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53295S790156 | 8,859.82 | Indiana |
| 540058 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53205S790157 | 8,859.82 | Indiana |
| 540059 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53225S790158 | 8,859.82 | Indiana |
| 540060 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790159 | 8,859.82 | Indiana |
| 540061 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53205S790160 | 8,859.82 | Indiana |
| 540062 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53225S790161 | 8,859.82 | Indiana |
| 540063 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790162 | 8,859.82 | Indiana |
| 540064 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53265S790163 | 8,859.82 | Indiana |
| 540065 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53285S790164 | 8,859.82 | Indiana |
| 540066 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A532X5S790165 | 8,859.82 | Indiana |
| 540067 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53215S790166 | 8,859.82 | Indiana |
| 540068 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53235S790167 | 8,859.82 | Indiana |
| 540069 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53255S790168 | 8,859.82 | Indiana |
| 540070 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790169 | 8,859.82 | Indiana |
| 540071 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53235S790170 | 8,859.82 | Indiana |
| 540072 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53255S790171 | 8,859.82 | Indiana |
| 540073 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790172 | 8,859.82 | Indiana |
| 540074 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53295S790173 | 8,859.82 | Indiana |
| 540075 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53205S790174 | 8,859.82 | Indiana |
| 540076 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53225S790175 | 8,859.82 | Indiana |
| 540077 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790176 | 8,859.82 | Indiana |
| 540078 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53265S790177 | 8,859.82 | Indiana |
| 540079 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53285S790178 | 8,859.82 | Indiana |

Company Asset No Description Mfg Serial No Net Book Value State Registered TeAM Rolling Stock - Trailers 5400602005 STOUGHTON 53' DRY VAN HEATER 1DW1A532X5S790179 8,859.82 Indiana 540061 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53265S790180 8,859.82 Indiana 540062 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53285S790181 8,859.82 Indiana 540083 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532X5S790182 8,859.82 Indiana 540084 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53215S790183 8,859.82 Indiana 5400852005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53235S790184 8,859.82 Indiana 540086 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53255S790185 8,859.82 Indiana 540087 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53275S7901 86 8,859.82 Indiana 5400882005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53295S790187 8,859.82 Indiana 540089 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53205S790188 8,859.82 Indiana 540090 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53225S7901 89 8,859.82 Indiana 540091 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53295S790190 8,859.82 Indiana 540092 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53205S790191 8,859.82 Indiana 540093 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53225S790192 8,859.82 Indiana 540094 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53245S790193 8,859.82 Indiana 5400952005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53265S790194 8,859.82 Indiana 540096 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53285S790195 8,859.82 Indiana 540097 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A532X5S790196 8,859.82 Indiana 540098 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53215S790197 8,859.82 Indiana 540099 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53235S790198 8,859.82 Indiana 540100 2005 STOUGHTON 53' DRY VAN HEATER 1 DWA153255S790199 8,859.82 Indiana 540101 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53285S790200 8,936.40 Indiana 5401022005 STOUGHTON 53' DRY VAN HEATER 1DW1A532X5S790201 8,779.21 Indiana 5401032005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53215S790202 9,093.17 Indiana 540104 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A532355790203 8,779.21 Indiana 540105 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53255S790204 8,779.21 Indiana 540106 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53275S790205 8,779.21 Indiana 540107 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53295S790206 8,779.21 Indiana 5401082005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53205S790207 8,779.21 Indiana 5401092005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53225S790208 8,779.21 Indiana 5401102005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53245S790209 8,179.21 Indiana 540111 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53205S79021 0 8,779.21 Indiana 540112 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53225S790211 8,779.21 Indiana 5401132005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53245S790212 9,093.77 Indiana 540114 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53265S790213 8,779.21 Indiana 540115 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A532X5S790214 8,779.21 Indiana 540116 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A532X5S790215 8,179.21 Indiana 540117 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53215S790216 8,179.21 Indiana 540118 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53235S790217 8,179.21 Indiana 5401192005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53255S790218 8,179.21 Indiana 540120 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53275S790219 9,093.77 Indiana 540121 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53235S790220 9,093.17 Indiana 540122 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53255S790221 9,093.77 Indiana 540123 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53275S790222 8,779.21 Indiana 540124 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53295S790223 9,093.77 Indiana 540125 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53205S790224 8,779.21 Indiana 540126 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53225S790225 8,779.21 Indiana 540127 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53245S790226 8,779.21 Indiana 540128 2005 STOUGHTON 53' DRY VAN HEATER 1DW1 A53265S790227 8,779.21 Indiana 540129 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53285S790228 8,779.21 Indiana 540130 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A532X5S790229 8,779.21 Indiana 540131 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53265S790230 8,779.21 Indiana 540132 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53285S790231 8,779.21 Indiana 540133 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A532X5S790232 8,779.21 Indiana

Company Asset No Description Mfg Serial No Net Book ValuQ State Registered TCAM Rolling Stock - Trailers 540134 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532155790233 8,779.21 Indiana 5401352005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532355790234 8,779.21 Indiana 540136 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532555790235 8,779.21 Indiana 540137 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53275S790236 8,779.21 Indiana 5401382005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53295S790237 8,779.21 Indiana 5401392005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53205S790238 8,779.21 Indiana 5401402005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53225S790239 8,779.21 Indiana 540141 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53295S790240 8,779.21 Indiana 540143 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53225S790242 8,779.21 Indiana 5401442005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53245S790243 8,779.21 Indiana 540145 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53265S790244 8,779.21 Indiana 540146 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53285S790245 8,779.21 Indiana 5401472005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532X55790246 8,779.21 Indiana 540148 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53215S790247 8,779.21 Indiana 5401492005 STOUGHTON 53' DRY VAN HEATER 1DW1A53235S790248 8,779.21 Indiana 540150 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53255S790249 8,779.21 Indiana 540151 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A532155790250 8,779.21 Indiana 540152 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53235S790251 8,779.21 Indiana 5401532005 STOUGHTON 53' DRY VAN HEATER 1DW1A532555790252 8,779.21 Indiana 540154 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53275S790253 8,779.21 Indiana 5401552005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53295S790254 8,779.21 Indiana 5401562005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53205S790255 8,779.21 Indiana 540157 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53225S790256 8,779.21 Indiana 540158 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53245S790257 9,093.77 Indiana 540159 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53265S790258 8,936.40 Indiana 5401602005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53285S790259 8,779.21 Indiana 540161 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53245S790260 8,779.21 Indiana 540162 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53265S790261 8,779.21 Indiana 540163 2005 STOUGHTON 53' DRY VAN HEATER 1DVV1A53285S790262 8,779.21 Indiana 540164 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A532X5S790263 8,779.21 Indiana 540165 20Q5 STOUGHTON 53' DRY VAN HEATER 1 DVV1 A53215S790264 8,779.21 Indiana 540166 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53235S790265 6,936.40 Indiana 540167 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A532555790266 8,779.21 Indiana 540168 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53275S790267 8,779.21 Indiana 540169 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53295S790266 6,779.21 Indiana 540170 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53205S790269 8,936.40 Indiana 540171 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53275S790270 8,936.40 Indiana 540172 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53295S790271 8,936.40 Indiana 540173 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53205S790272 6,936.40 Indiana 540174 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53225S790273 8,936.40 Indiana 540175 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53245S790274 8,936.40 Indiana 540176 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53265S790275 9,093.77 Indiana 540177 2005 STOUGHTON 53' DRY VAN HEATER 1 OW1A53285S790276 8,936.40 Indiana 5401782005 STOUGHTON 53' DRY VAN HEATER 10VV1A532X55790277 8,936.40 Indiana 5401792005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53215S790278 8,936.40 Indiana 540180 2005 STOUGHTON 53' DRY VAN HEATER 1DVV1A53235S790279 6,936.40 Indiana 540181 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532X5S790280 8,936.40 Indiana 540182 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53215S790281 8,936.40 Indiana 540183 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53235S790282 8,936.40 Indiana 540184 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53255S790283 8,936.40 Indiana 5401852005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53275S790284 8,936.40 Indiana 540186 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53295S790285 9,093.77 Indiana 540187 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53205S790286 8,936.40 Indiana 540188 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53225S790287 8,936.40 Indiana

| Company Asset No | Description | Mfg Serial No | Net Book Value | State Registered |
|---|---|---|---|---|
| TCAM Rolling Stock - Trailers | | | | |
| 540189 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790288 | 8,936.40 | Indiana |
| 540190 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53265S790289 | 8,936.40 | Indiana |
| 540191 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53225S790290 | 8,936.40 | Indiana |
| 540192 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790291 | 9,093.77 | Indiana |
| 540193 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53265S790292 | 8,936.40 | Indiana |
| 540194 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53285S790293 | 8,936.40 | Indiana |
| 540195 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A532X5S790294 | 8,936.40 | Indiana |
| 540196 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53215S790295 | 8,936.40 | Indiana |
| 540197 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53235S790296 | 9,093.77 | Indiana |
| 540198 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53255S790297 | 9,093.77 | Indiana |
| 540199 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790298 | 8,936.40 | Indiana |
| 540200 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53295S790299 | 8,936.40 | Indiana |
| 540201 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53215S790300 | 9,093.77 | Indiana |
| 540202 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53235S790301 | 9,093.77 | Indiana |
| 540203 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53255S790302 | 8,936.40 | Indiana |
| 540204 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790303 | 8,936.40 | Indiana |
| 540205 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53295S790304 | 9,093.77 | Indiana |
| 540206 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53205S790305 | 8,936.40 | Indiana |
| 540207 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53225S790306 | 9,251.25 | Indiana |
| 540208 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790307 | 8,936.40 | Indiana |
| 540209 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53265S790308 | 9,093.77 | Indiana |
| 540211 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790310 | 8,936.40 | Indiana |
| 540212 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53265S790311 | 8,936.40 | Indiana |
| 540213 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53285S790312 | 8,936.40 | Indiana |
| 540214 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A532X5S790313 | 8,936.40 | Indiana |
| 540215 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53215S790314 | 8,936.40 | Indiana |
| 540216 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53235S790315 | 8,936.40 | Indiana |
| 540217 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53255S790316 | 8,936.40 | Indiana |
| 540218 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790317 | 8,936.40 | Indiana |
| 540219 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53295S790318 | 8,936.40 | Indiana |
| 540220 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53205S790319 | 8,936.40 | Indiana |
| 540221 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790320 | 8,936.40 | Indiana |
| 540222 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53295S790321 | 8,936.40 | Indiana |
| 540223 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53205S790322 | 8,936.40 | Indiana |
| 540224 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53225S790323 | 9,093.77 | Indiana |
| 540225 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790324 | 9,093.77 | Indiana |
| 540226 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53265S790325 | 9,093.77 | Indiana |
| 540227 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53285S790326 | 8,936.40 | Indiana |
| 540228 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A532X5S790327 | 9,093.77 | Indiana |
| 540229 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53215S790328 | 8,936.40 | Indiana |
| 540230 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53235S790329 | 8,936.40 | Indiana |
| 540231 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A532X5S790330 | 8,936.40 | Indiana |
| 540232 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53215S790331 | 9,093.77 | Indiana |
| 540233 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53235S790332 | 8,936.40 | Indiana |
| 540234 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53255S790333 | 8,936.40 | Indiana |
| 540235 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790334 | 8,936.40 | Indiana |
| 540236 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53295S790335 | 9,093.77 | Indiana |
| 540237 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53205S790336 | 9,093.77 | Indiana |
| 540238 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53225S790337 | 9,093.77 | Indiana |
| 540239 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790338 | 9,093.77 | Indiana |
| 540240 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53265S790339 | 9,093.77 | Indiana |
| 540241 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53225S790340 | 9,093.77 | Indiana |
| 540242 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790341 | 9,093.77 | Indiana |
| 540243 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53265S790342 | 8,936.40 | Indiana |

| Company Asset No | Description | Mfg Serial No | Net Book Value | State Registered |
|---|---|---|---|---|
| TCAM Rolling Stock - Trailers | | | | |
| 540244 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53285S790343 | 8,936.40 | Indiana |
| 540245 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A532X5S790344 | 8,936.40 | Indiana |
| 540246 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53215S790345 | 8,936.40 | Indiana |
| 540247 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53235S790346 | 8,936.40 | Indiana |
| 540249 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790348 | 8,936.40 | Indiana |
| 540250 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53295S790349 | 8,936.40 | Indiana |
| 540251 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53255S790350 | 8,936.40 | Indiana |
| 540252 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790351 | 8,936.40 | Indiana |
| 540253 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53295S790352 | 8,936.40 | Indiana |
| 540255 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53225S790354 | 8,936.40 | Indiana |
| 540256 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790355 | 8,936.40 | Indiana |
| 540257 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53265S790356 | 8,936.40 | Indiana |
| 540258 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53285S790357 | 8,936.40 | Indiana |
| 540259 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A532X5S790358 | 8,936.40 | Indiana |
| 540260 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53215S790359 | 8,936.40 | Indiana |
| 540261 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53285S790360 | 9,093.77 | Indiana |
| 540262 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A532X5S790361 | 9,093.77 | Indiana |
| 540263 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53215S790362 | 9,093.77 | Indiana |
| 540264 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53235S790363 | 9,093.77 | Indiana |
| 540265 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53255S790364 | 9,093.77 | Indiana |
| 540266 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790365 | 9,093.77 | Indiana |
| 540267 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53295S790366 | 9,093.77 | Indiana |
| 540268 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53205S790367 | 9,093.77 | Indiana |
| 540269 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53225S790368 | 8,936.40 | Indiana |
| 540270 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790369 | 9,093.77 | Indiana |
| 540271 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53205S790370 | 8,936.40 | Indiana |
| 540272 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53225S790371 | 8,936.40 | Indiana |
| 540273 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790372 | 8,936.40 | Indiana |
| 540274 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53265S790373 | 8,936.40 | Indiana |
| 540275 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53285S790374 | 8,936.40 | Indiana |
| 540276 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A532X5S790375 | 9,093.77 | Indiana |
| 540277 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53215S790376 | 8,936.40 | Indiana |
| 540278 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53235S790377 | 8,936.40 | Indiana |
| 540279 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53255S790378 | 8,936.40 | Indiana |
| 540280 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790379 | 8,936.40 | Indiana |
| 540281 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53235S790380 | 8,936.40 | Indiana |
| 540282 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53255S790381 | 9,093.77 | Indiana |
| 540283 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790382 | 9,093.77 | Indiana |
| 540284 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53295S790383 | 9,093.77 | Indiana |
| 540285 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53205S790384 | 9,093.77 | Indiana |
| 540286 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53225S790385 | 9,093.77 | Indiana |
| 540287 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53245S790386 | 9,093.77 | Indiana |
| 540288 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53265S790387 | 9,251.25 | Indiana |
| 540289 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53285S790388 | 9,251.25 | Indiana |
| 540290 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A532X5S790389 | 9,251.25 | Indiana |
| 540291 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53265S790390 | 9,251.25 | Indiana |
| 540292 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53285S790391 | 8,936.40 | Indiana |
| 540293 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A532X5S790392 | 9,251.25 | Indiana |
| 540294 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53215S790393 | 9,251.25 | Indiana |
| 540295 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53235S790394 | 8,936.40 | Indiana |
| 540296 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53255S790395 | 9,251.25 | Indiana |
| 540297 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53275S790396 | 9,251.25 | Indiana |
| 540298 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53295S790397 | 8,936.40 | Indiana |
| 540299 | 2005 STOUGHTON 53' DRY VAN HEATER | 1DW1A53205S790398 | 9,251.25 | Indiana |

Company Asset No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock. Trailers 540300 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53225S790399 9,251.25 Indiana 540301 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53255S79040 9,093.77 Indiana 540302 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53275S790401 9,093.77 Indiana 540303 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53295S790402 9,093.77 Indiana 540304 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53205S790403 9,093.77 Indiana 540305 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53225S790404 9,093.77 Indiana 540306 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53245S790405 9,251.25 Indiana 540307 2005 STOUGHTON 53' DRY VAN HEATER 1 Dw1A53265S790406 9,093.77 Indiana 540308 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53285S790407 9,093.n Indiana 540309 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532X5S790408 9,093.n Indiana 540310 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53215S790409 9,093.77 Indiana 540311 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53285S790410 9,251.25 Indiana 540312 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532X5S790411 9,251.25 Indiana 540313 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53215S790412 9,093.77 Indiana 540314 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53235S790413 9,093.77 Indiana 540315 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53255S790414 9,093.77 Indiana 540316 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53275S790415 9,093.n Indiana 540317 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53295S790416 9,093.77 Indiana 540318 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53205S790417 9,093.77 Indiana 540319 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53225S790418 9,093.77 Indiana 540320 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53245S790419 9,093.77 Indiana 540321 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53205S790420 9,251.25 Indiana 540322 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53225S790421 9,251.25 Indiana 540323 2005 STOUGHTON 53' DRY V AN HEATER 1 DW1A53245S790422 9,093.77 Indiana 540324 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53265S790423 9,093.77 Indiana 540325 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53285S790424 9,093.77 Indiana 540326 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532X5S790425 9,093.77 Indiana 540327 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53215S790426 9,093.77 Indiana 540328 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53235S79D427 9,093.77 Indiana 540329 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53255S790428 9,093.n Indiana 540330 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53275S79D429 9,093.77 Indiana 540331 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53235S790430 9,093.n Indiana 540332 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53255S790431 9,093.77 Indiana 540334 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53295S790433 9,093.n Indiana 540335 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53205S790434 9,093.77 Indiana 540336 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53225S790435 9,093.77 Indiana 540337 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53245S790436 9,093.n Indiana 540338 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53265S790437 9,093.77 Indiana 540339 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53265S790438 9,093.77 Indiana 540340 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A532X5S790439 9,251.25 Indiana 540341 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53265S790440 9,251.25 Indiana 540342 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53285S790441 9,093.77 Indiana 540343 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532X5S790442 9,093.n Indiana 540344 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53215S790443 9,093.n Indiana 540345 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53235S790444 9,093.77 Indiana 540346 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53255S790445 9,093.n Indiana 540347 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53295S790446 9,093.77 Indiana 540348 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53295S790447 9,093.77 Indiana 540349 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53205S790448 9,093.77 Indiana 540350 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53225S790449 9,093.77 Indiana 540351 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53295S790450 9,093.n Indiana 540352 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53205S790461 9,093.77 Indiana 540353 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53225S790452 9,251.25 Indiana 540354 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53245S790453 9,251.25 Indiana

Company Assel No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock - Trailers 540355 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53265S790454 9,251.25 Indiana 5403562005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53285S790455 9,093.77 Indiana 540357 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532X5S790456 9,251.25 Indiana 540358 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53215S790457 9,093.77 Indiana 540359 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53235S790458 9,093.77 Indiana 540360 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53255S790459 9,251.25 Indiana 540361 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53215S790460 9,251.25 Indiana 540362 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53235S790461 9,093.77 Indiana 540363 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53255S790462 9,093.77 Indiana 540364 2005 STOUGHTON 53' DRY V AN HEATER 1 DW1A53275S790463 9,093.77 Indiana 540365 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53295S790464 9,093.77 Indiana 540366 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53205S790465 9,093.77 Indiana 540367 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53225S790466 9,093.77 Indiana 540368 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53245S790467 9,093.77 Indiana 540369 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53265S790468 9,251.25 Indiana 540370 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53265S790469 9,251.25 Indiana 540371 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53245S790470 9,093.77 Indiana 540372 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53265S790471 9,251.25 Indiana 540373 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A63285S790472 9,093.77 Indiana 540374 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532X5S790473 9,093.77 Indiana 540375 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53215S790474 9,251.25 Indiana 540376 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53235S790475 9,251.25 Indiana 540377 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53255S790476 9,251.25 Indiana 540379 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53295S790478 9,093.77 Indiana 540380 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53205S790479 9,093.77 Indiana 540381 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53275S790480 9,251.25 Indiana 540382 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53295S790481 9,093.77 Indiana 540383 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53205S790482 9,251.25 Indiana 540384 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53225S790483 9,093.77 Indiana 540385 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53245S790484 9,093.77 Indiana 540386 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53265S790465 9,093.77 Indiana 540387 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53285S790486 9,093.77 Indiana 540388 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A532X5S790487 9,093.77 Indiana 540389 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53215S790488 9,093.77 Indiana 540390 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53235S790489 9,093.77 Indiana 540391 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532X5S790490 9,093.17 Indiana 540392 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53215S790491 9,093.77 Indiana 540393 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53235S790492 9,093.77 Indiana 540394 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53255S790493 9,093.77 Indiana 540395 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53275S790494 9,093.77 Indiana 540396 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53295S790495 9,093.77 Indiana 540397 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53205S790496 9,093.77 Indiana 540398 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53225S790497 9,093.77 Indiana 540399 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53245S790498 9,093.77 Indiana 540400 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53265S790499 9,093.77 Indiana 540401 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53295S790500 9,251.25 Indiana 540402 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53205S790501 9,251.25 Indiana 540403 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53225S790502 9,251.25 Indiana 540404 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53245S790503 9,251.25 Indiana 540405 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53265S790504 9,251.25 Indiana 540406 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53285S790505 9,251.25 Indiana 540407 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532X5S790506 9,251.25 Indiana 540408 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53215S790507 9,251.25 Indiana 540409 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53235S790508 9,251.25 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TCAM Rolling Stock - Trailers 540410 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53255S790509 9,251.25 Indiana 540411 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53215S790510 9,251.25 Indiana 5404122005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53235S790511 9,251.25 Indiana 540413 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53255S790512 9,251.25 Indiana 540414 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53275S790513 9,251.25 Indiana 5404152005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532955790514 9,251.25 Indiana 540416 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53205S790515 9,251.25 Indiana 540417 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53225S790516 9,251.25 Indiana 540418 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53245S790517 9,251.25 Indiana 540419 2005 STOUGHTON 53' DRY VAN HEATER 1DVV1A53265S790518 9,251.25 Indiana 540420 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53285S790519 9,251.25 Indiana 540421 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53245S790520 9,251.25 Indiana 540422 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53265S790521 9,251.25 Indiana 540423 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1 A53285S790522 9,251.25 Indiana 540424 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532X5S790523 9,251.25 Indiana 540425 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53215S790524 9,251.25 Indiana 540426 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53235S790525 9,251.25 Indiana 540427 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53255S790526 9,251.25 Indiana 540428 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53275S790527 9,251.25 Indiana 540429 2005 STOUGHTON 53' DRY VAN HEATER 1DWA1532955790528 9,251.25 Indiana 540430 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53205S790529 9,251.25 Indiana 540431 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53275S790530 9,251.25 Indiana 540432 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53295S790531 9,251.25 Indiana 540433 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53205S790532 9,251.25 Indiana 540434 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53225S790533 9,251.25 Indiana 540435 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53245S790534 9,251.25 Indiana 540436 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53265S790535 9,251.25 Indiana 540437 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A532B5S790536 9,251.25 Indiana 540438 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532X5S790537 9,251.25 Indiana 540439 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53215S790538 9,251.25 Indiana 540440 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53235S790539 9,251.25 Indiana 540441 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A532X5S790540 9,251.25 Indiana 540442 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53215S790541 9,251.25 Indiana 540443 2005 STOUGHTON 53' DRY VAN HEATER 1DVV1A53235S790542 9,251.25 Indiana 540444 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53255S790543 9,251.25 Indiana 540445 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53275S790544 9,251.25 Indiana 540446 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53295S790545 9,251.25 Indiana 540447 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A532055790546 9,251.25 Indiana 540448 2005 STOUGHTON 53' DRY VAN HEATER 1 DVV1A53225S790547 9,251.25 Indiana 540449 2005 STOUGHTON 53' DRY VAN HEATER 1 DW1A53245S790548 9,251.25 Indiana 540450 2005 STOUGHTON 53' DRY VAN HEATER 1DW1A53265S790549 9,251.25 Indiana 900001 2003 WABASH 53' COMPOSITE PLATE TRAILER 1JJV532VV53LB849190 5,735.48 Indiana 7008002 1998 RHT Dry Van 1 UYVS2538VVP586009 500.00 Indiana 7016002 1998 RHT Dry Van IUYVS2537WP586017 500.00 Indiana 7233002 1997 RHT Dry Van 1 UYVS253JVP128909 500.00 Indiana 7237002 1997 RHT Dry Van 1UYVS2535VP128913 500.00 Indiana 7246002 1997 RHT Dry Van 1UYVS2536VP128922 500.00 Indiana 7247002 1997 RHT Dry Van 1 UYVS2538VP128923 500.00 Indiana 7249002 1997 RHT Dry Van 1UYVS2531VP128925 500.00 Indiana 7252002 1997 RHT Dry Van 1 UYVS2537VP128928 500.00 Indiana 7262002 1997 RHT Dry Van 1 UYVS253XVP128938 500.00 Indiana 8235002 1998 Dry Van 1DVV1A532XWS207529 500.00 Indiana 8236002 1998 Dry Van 1 DW1 A5326WS207558 500.00 Indiana 8237002 1998 Dry Van 1 DW1A5328WS207559 500.00 Indiana

Company Asset No Description Mfg Serial No Net Book Value State Registered TeAM Rolling Stock - Trailers 8238002 1998 Dry Van 1 DW1 A5324WS207560 500.00 Indiana 8508002 1988 RHT Dry Van 1DW1A4829JS561683 Indiana PPGR13 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W83L836630 9,656.98 Indiana PPGR14 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W13L836632 9,656.98 Indiana PPGR15 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W53L836634 9,656.98 Indiana PPGR16 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W73L836635 9,656.98 Indiana PPGR17 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W93L836636 9,656.98 Indiana PPGR18 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W03L836637 9,656.98 Indiana PPGR19 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W23L836638 9,656.98 Indiana PPGR20 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W43L836639 9,656.98 Indiana PPGR21 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W03L836640 9,656.98 Indiana PPGR22 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W23L836641 9,656.98 Indiana PPGR23 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W43L836642 9,658.98 Indiana PPGR24 2003 WABASH REEFER FOR PPG BUSINESS 1 JJV532W63L836643 9,656.98 Indiana PPGR25 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W83L836644 9,656.98 Indiana PPGR26 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532WX3L836645 9,656.98 Indiana PPGR27 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W13L836646 9,656.98 Indiana PPGR28 2003 WABASH REEFER FOR PPGBUSINESS 1JJV532W53L836648 9,656.98 Indiana PPGR29 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W73L836652 9,656.98' Indiana PPGR30 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W03L836654 9,656.98 Indiana PPGR31 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W23L836655 9,656.98 Indiana PPGR32 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W43L836656 9,656.98 Indiana PPGR33 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W63L836657 9,656.98 Indiana PPGR34 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W83L836658 9,656.98 Indiana PPGR35 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532WX3LB36659 9,656.98 Indiana PPGR36 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532WX3LB36662 9,656.98 Indiana PPGR37 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W33L836664 9,656.98 Indiana PPGR36 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W53L836665 9,656.98 Indiana PPGR39 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W73L836666 9,656.98 Indiana PPGR40 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W93L836667 9,656.98 Indiana PPGR41 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W03L836668 9,656.98 Indiana PPGR42 2003 WABASH REEFER FOR PPG BUSINESS 1JJV532W23L836669 9,656.98 Indiana PPGR65 2001 UTILITY 53' REEFER WITH THERMO KING l1UYVS25301U548218 4,619.46 Indiana PPGR67 2001 UTILITY 53' REEFER WITH THERMO KING l1UYVS25321U548219 4,207.51 Indiana PPGR68 2001 UTILITY 53' REEFER WITH THERMO KING l1UYVS25321U548401 4,619.46 Indiana PPGR69 2001 UTILITY 53' REEFER WITH THERMO KING l1UYVS25311U548406 4,207.51 Indiana PPGR70 2001 UTILITY 53' REEFER WITH THERMO KING l1UYVS25331U548410 4,207.51 Indiana PPGR71 2001 UTILITY 53' REEFER WITH THERMO KING l1 UYVS25351 U54840B 4,619.46 Indiana PPGR73 2001 UTILITY 53' REEFER WITH THERMO KING l1UYVS25371U546216 4,619.46 Indiana PPGR75 2001 UTILITY 53' REEFER WITH THERMO KING l1UYVS25391U548217 4,207.51 Indiana PPGR76 2001 UTILITY 53' REEFER WITH THERMO KING l1UYVS25391U548220 4,619.46 Indiana PPGR77 2001 UTILITY 53' REEFER WITH THERMO KING l1UYVS253X1U548405 4,619.46 Indiana PPGV10 2009 WABASH DURAPLATE 53' VAN 1JJV532W49L316515 19,964.87 Indiana PPGV11 2009 WABASH DURAPLATE 53' VAN 1JJV532W69L316516 19,984.87 Indiana PPGV12 2009 WABASH DURAPLATE 53' VAN 1JJV532WB9L316517 20,226.15 Indiana PPGV13 2009 WABASH DURAPLATE 53' VAN 1JJV532WX9L316518 20,226.15 Indiana PPGV14 2009 WABASH DURAPLATE 53' VAN 1JJV532W19L316519 19,984.87 Indiana 40,917,311.78 Included in Bank of America Rolling Stock

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'" B53 B" B.' , .57 '5O ". .51 2 .oo .2' ••• .7' ••• •• 7 2002 FRGHT 2005 FRGHT 2002 FRGHT 2005 VOlVO 2005 VOlVO 2OD5 VOlVO 2005 VOlVO 2007 FRGHT 2007 FRGHT 2007 FRGHT zrm FRGHT 2001 VOlVO 2001 VOlVO 2008 VOLVO 200II VOlVO 2008 VOLVO 2009 FRGHT 2009 FRGHT 200t FRGHT 2008 FRGHT 2009 FRGHT 2008 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2011 FRGHT 2011 FFlGHT 2011 FROHT 2011 FRGHT 2011 FROHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGKT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT '2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FROHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2D10 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 FRGHT 2010 f'RGHT 2010 FRGHT 2010 FROtH 2010 FRGHT 2010 FRGHT 2011 FRGlT 2011 FRGliT 2012 FRGHT 2011 FRGHT 2011 FRGHT 2011 FRGHT 2011 FRGHT 2011 FRGHT 2011 FRGHT 2000 FRGJiT 2011 FRGHT 2011 FRGHT 201' FRGHT 2008 FRGHT 2005 FRGtiT 2008 FRGHT 2007 FRGtlT 2007 FRGHT 2007 FROHT 2007 FRGHT 2007 FRGHT Serl.l Number 51Ji1. 1FUJMCV42L.,I5GOQS TN 1FUJA6CKSOLV20e08 TN 1FUJAVCVXAJ~01i TN 4V4NC8'TH85N38431' TN 4V4NCiTH4SHJa4320 TN "V4NC8T,J86N389184 TN 4V-4NCQTJ15N3SQ770 TN lFUJA5CKXllV20188 TN 1FUJA&CKX1lV2Q7il TN lFUJA6CK07I.V20783 TN lFU.lASCK67L.X40310 TN 4V4NC9GH6IN441803 TN 4V4NC9GH98N441805 TN 4V4NC9GH58N4418CJ3 TN 4V4NC9GH28N441810 TN 4V4NC9GH38N0441S1& TN lFlJJGl.OR56t.AC44Q8 TN lFlJJGLDR39l.AC44Q7 TN 1 FWGlDR79\.AC44gQ TN 1 FUJGt.DRXQLAC45OQ TN lFUJGLOR29LAC441i11 TN lFUJGlQR9l.SAC4601 TN lFWOlDR2ASAC4603 TN lFUJGl.DR4A8AC41104 TN 1FUJGlOAXASAC4607 'TN lFUJGLDRaABAC4505 TN I FUJGlDRIASAC4508 TN lFUJGl0R1ABAC.508 TN lFWGLDRlASAC4509 TN lFUJGlORXASAC.Sl0 TN lFUJGl.OR1ASAC451 t TN lFWGlOR0Bl.AP5514 TN tFUJGLDR0BU\P55t5 TN lFWGtDR4~~t7 TN lFWGL0R1BlAV29IG TN 1FUJGlDR5Bl.AV2QV2 TN 1FUJGlDR3A6AC4&12 TN lFUJGlDRMSAC4513 TN 1FWGlDR7ASAC4514 TN lFWGI.,0R0ASAC4515 TN lFUJGLDRXA6APS428 TN lFUJGl0R1A6AP!420 TN lFUJGl.0R0ASAP6430 TN lFUJOlOR>WlAP5431 TN lFWGLOR1ASAP6432 TN 1FWGLDR3ASAPS.33 TN 1 FUJGlOR5ASAPS434 TN lFUJGLORlASAP50435 TN lFUJGLCR9ASAPI5436 TN lFUJGLOR0A$AP5437 lN lFWGLDR2ASAP5431 TN lFUJGLDR4ASAP543i TN lFWGlOROA8AP&440 TN 1 FUJGlDR2A8AP5441 TN 1FUJGLDR4ASAP5442 TN IF"UJGLOR8ASAP5443 TN 1FUJGLDRBASAP5444 TN lFUJGLOR5A8AP54 a TN lFWGLDR3ASAP645Q TN lFUJGLDRSASAP5451 TN lFUJGlORXA8AP547e TN lFUJGlDR1AS.AP6<477 TN 1FUJGlCRDA8AP6453 TN 1FUJGU)R2ASAPS455 TN lFWGLOR4AS.AP5458 TN UUJOLOR8ASAP5451 TN lFUJGLORBA6AP5458 TN tFUJGLORXA8AP5468 TN lFWGLOR6ASAP5-460 TN lFUJGLORBASAP54&1 TN lFWGLDRXASAP~ TN lFUJGLOR1ASAP6453 TN lFUJGtDR3ASAP54S4 TN lFUJGL0R7ASAP54Q7 TN lFUJGLOR7ASAP5502 TN 1FUJGLDRQl.&AP5498 TN UWGLQRDASAP54Qa TN lFWGLOR4BLAPS5Q3 TN lFUJGLCR58LAP55!M TN 1FUJOLORBBLAP5506 TN lFWGlORXBl.AP55O& TN lFUJGL0R1BlAP5507 TN lFUJGLOR38LAP55Q8 TN lFUJGLOR6BlAP55OD TN lFlJJGLDR1BLAP5510 TN lFUJGlOR3BIAPS511 TN lFWABCK36l,V20e0l TN I FUJGlDR5BlAP5512 lN 1FUJGLOR79l.AP5513 TN lFWGLDR2BLAP5&11 TN 1FUJA6CK-4BlV20560 TN lFlJJA6CK961V20571 TN lFU.lA8CK98LV'20835 TN lFlJJ.A8CK87LV206BO IN If'WMCKX7LV20693 TN lFU./A6CK67LV20707 TN If'UJ,MCK01lV20704 TN lFWMCK11LXn915 TN NioIBooIl 7.200.00 11.000.00 5.000.00 Q.OOO.OO 9,000.00 9,000.00 9.000.00 IiI,DOD.CO 11,000.00 Q,OOO.OO 15,371.06 21.915.81 27,911.'" "27.878.81 35,ae4.il 32,408 Si 5-4,00II.31 5-4.00a,37 ~.OOC5.37 ~,008.37 ~.00I.37 60.607.30 eo.1587.30 6O,848.go M.B48.QO 60,887.30 SO,817.JO 60,881.30 88.64890 60,68730 88,64I.QO 88,500.75 88.500.75 88.500.75 91.913.88 94.3815.55 SO,ee7.3D 80.1587.30 60.687.30 M,84B.90 74,438.83 74,438.63 74,438,03 74,438.83 74,43803 71,541.33 71,562.41 11,582.41 11,682.41 71,50'2,41 75,Q51,27 75,VS1.27 75,961.27 76,951.21 15,951.27 76,342.1& 70,3-42,115 75,561,43 75.581."3 75,581.43 17,1I5O.81i1 17,~.1S9 75.581.43 77.gs0.61i1 77,950.611 77,gsO.61i1 77,500.44 17,500,44 71,500.44 77,500.44 77,500.44 77,577.62 17,577.82 78,838.84 18,838.97 7Ulle.DoI 78,638.V" 08,501."8 B8,507.48 88,607.41 88,500.75 88,507.48 88,507 .• S 88,507.48 88,607.48 88,1507,48 18,000.00 88,507.48 88.507.48 88,500.75 9,000.00 9,000.00 9,000.00 9,OOO.1X1 9,000.00 9,000.00 9,000.00 Auel Unit Number Nl.lmbef "1 '0020 3 10021 lDOll '002' 10024 1 100ZS 1 l00H iii 10021 10 10021 13 10030 13 10031 15 10033 18 l00:M 17 lOOn 18 100J:I lQ lDOll' 20 l00la 21 100)1 23 10041 24 10012 27 100a 2S1 10045 3D loo.t1 31 10047 32 10041 J4 10050 35 l004t 35 10051 38 10051 37 10053 lSI 10055 40 10051 41 1(1057 ., "3 10051 '0000 ,,~ 1008' 48 10002 47 1000J 48 10084 4Q lOO1S '" 'DOH 51 1001"7 52 loon 53 10061 54 '0070 5& lD071 58 10072 57 loose 204 5774 250 5110lIl 251 5501 252 5810 208 5784 273 57U 27. 5710 277 57113 280 57. 281 srn 283 57" 2 201 5aOJ 350 ,oon 352 10015 353 100T8 3S4 10077 355 10078 J58 '0070 351 10080 358 10011 359 100a Jeo 10083 3152 10081 303 10018 384 10017 385 10088 3M 10089 3&7 10090 388 10011 J81i1 lOOi2 310 10013 311 100M 312 10085 373 10_ 314 10097 3711i lOO9S1 318 10005 381 10001 383 10010 385 10012 'J92 10141 425 7100 430 5113 439 S81i 441 5837 442 5845 443 5147 444 5141 YeM ~."e Serinl. 510110 19911 STGHT 1OW1A532~50403 OK 1998 STOHT lOW1A5327WS25~ OK lB9r6 STOHT IOW1A5329WS25Q4()$ OK 1998 STGHl lewlA5320WS2504oa at< 1998 STOHl 1OW1A5322W92504C17 OK '998 STOHl 1OW1AS324WS250408 OK 1998 STGHT tDW1A5328WS2S0409 OK 1998 SIGHT IOW1A5322'NS250410 OK 1!iJQ8 STGHT H7N1A5324WS250411 OK 1908 STGHl IOW1A5328WS25041l OK 1998 STGHl lOW1AS32XWS2504u OK 1998 STGHT IOW1A5323WS2504111 OK 1998 STOHT IOW1A5]~11 OK 19Q1 STGHT IOW1A5327WS2504111 OK Igge STOHl OWW1AS329W&2504111 OK 1998 STGHT lOWI~WS2S04'lO OK 1998 STGHT lOW1A5327WS2!0421 OK 19&8 SlGHT IOW1ASl29WS2S0422 01( 1991 STGHT IOW1A53271NS2e0424 TN 1991 STOHT 1OW1.A5324WS2mM25 01( 19911 STGHT IDWtA5323XS2Ql002 TN 199i STOHT lOW1A5327X8181004 TN 19911 STGHT lOW1ASJ28XS'2l1tOOS TN 1991i1 9TGHT IOW1M3"20XS2!ll008 0)( 1991i1 STGHT IOW1A532'2XS21!I007 TN lWi STGHT lQW1A532&XS21UOO8 TN 1991 STGHT lOW1A5324XS2.'008 TN lWIiI STGHT IOW1A3J22XS2Ql010 TN 10H STGHT XSZlll011 TN HISKI STGHl lOW1M328XS:lfIIQI2 TN 1m STGHT IOW1A5J2XXS2S10" TN 1SK1S STGHT lDW1ASJ21XS29101, TN lD89 STOHT lOW1A5323XS281018 TN '999 STGHl 1OW1A5325XS281017 TN 1999 STOHT IOW1A5321XS2I1QI8 TN 19s9 STGHT IOW1AS329XS2111011i1 OK 1m STGHT lOW1A532~XS2Ql070 TN 1999 SIGHT 1QWt~327XS2Q1D21 TN 1V9Q STGHT IOW1A'l2QXS2Q1OZ2 TN 19SK1 STGHl lCW1A532QXS291023 TN 19SK1 STGHT lQW1A5322XS291024 TN 1m STGHT 1OW1AS324XS29102~ TN 1999 STGHT IOW1A53:l8XS291028 OK la91i1 8TG.t1l lOW1P.5328XS2Dl027 OK 19119 STGHT lDW1AmXXS291028 OK Higg STGHT IOW1A!1321XS291029 TN 1999 STGHl IOWlA5328XS2al030 OK 199Q STGHT IOW1A532XXS2Ql031 TN 1999 STGHT lOW1A5328XS291013 OK 1998 TRLMB lPT01JAH4T8008059 OK 1997 WABSH 1JJV532UIVL422526 OK 1997 TRLM9 lPT01JAH1V8Q08321 OK 1997 TRUIe lPT01JAHXWOO&322 OK 1908 TRlMS lPTQ1JAH2Te008075 0)( 1997 TRlWi IPT01JAH4V6008301 OK 1991 TRlM8 lPT01JAHlMIOO8302 OK 1991 JRLM8 lPTQ1JAH1V60Q6J05 OK 1991 TRlMB lPT01JAH7V6008308 OK 1997 TRLMB 1PT01JAH9V8006301i1 TN 1997 lRLPJe lPT01JAH7V60D8311 OK 1~7 TRlMB lPT01JAH2V6D0e314 OK 1997 TRLM8 lP)01JAH"veoceJI5 OK 2000 HYNOI 3H3VS32CIiIYT037002 TN 1000 HYNOI 3tOV532C4YT037005 TN 2000 HVNOI JH3VS32C,xYT037011 TN 2000 HYNDI 3H3V532C1VT037012 TN 2000 HYN[)I 3H3V532C7YT03701S TN 2000 HYNOI 3t()VS32C9YTD3701e IN 2000 HYMlI 3H3V532C2YT037020 OK 2000 HYNOI 3H;JV532C2YT037021 TN 2000 HYNOI 3H3V532C8VT031Q23 TN 2000 HVNQI JH3V532C8YT03702. TN 2000 HYNOI 3H3V532COYT031034 TN 2000 HYfD 3H3V532C2VTOJ7035 TN 2000 HYN)l lH3V5J2C4YT037036 TN 2000 HYMJI 3H3V532C6Y'T037037 TN 2000 HYNOI 3H3V5J2C8YT037038 TN 2000 H'iNDt 3H3V5J2cxYT037Ql9 TN 2000 HYNQl 3H3V53'2C8Y'T037041 TN 2000 HYNDI 3H3V532CXVTOO7042 TN 2000 HYNOI 3HJV5J2C1YTD31043 TN 2000 HVNOI 3H3V532C5Y'T037045 TN 2000 HYNOI JHlV5J2C7YT037a.8 TN 2000 HYNQI Jrt3V532C9YT037047 TN 2000 HYN[)I 3HJV5J2CQYT037048 TN 2000 HYNDI 3H3V532C9YT037050 TN 1IIIS LFKTR Il01A5321S1117807 OK 1997 LFKTR 1l0lA532~Vl 123111i2 OK 19iT LFKTR 1L01A5328V1123154 OK 1997 LFKTR lL01A532XVl1231se OK IS98i DORSY tOTV11523TA24011211 TN 1998 GRTON lGRAA0621WB18~701 TN 1997 WABSH 1JJV532U4Vl422522 0)( 1997 WABSH lJJV532U,xVL42m5 OK li98 TRI.M9 lPT01JAH2W800490S OK 19P8 TRLMB 1PT01JAH1W60Q4i13 At. 19Q5 TRLMB lPT01JAH5W600491S TN HIQ8 TRLM8 1PTOtJAH1W800.916 OK NetBooll Vollu. 2.20000 "2.200.00 2,200.00 2.200.00 2,200.00

?O7, 9M JOM, 1107 ~52 "13 305S3 '113 30!l54 ,,1. 30568 111S 30555 111' 30574 1117 305M ",, 30588 1111 30570 1120 30571 1121 30572 1122 30513 1123 30'10 1124 30577 1121 3OS71 1121 30578 l1Z7 305110 1121 30581 1121 30593 1130 J0S83 1131 30SB:l 1132 305&4 "33 30585 11)4 305&1 1135 305W 1136 30588 1137 305&1 1131 ~. 1131 3058" 1140 JD:iilO 1141 3CP.i~ 1142 3Q5g6 1143 JQSg7 1144 J05Q8 ,,45 30591 11. 30598 1147 30600 11" 30601 1148 30802 1150 157'2 119 301113 1161 308'4 1162 JOI'5 1183 30816 111M 30817 1185 30611' 1186 308'8 11&7 30620 1168 301S2' 1168 308n 1170 30&23 1171 30624 1172 30625 1173 308'l1 1174 3OCl27 1115 2loU 1414 JDJ34 25013 207S 35D1101M0 2'21 354{10082 2'22 355150103 2127 31OiaOO21 2'00 365150017 211)7 310170077 2'08 371/80013 2112 375140181 '2137 382130033 2'l8 385140081 215' 39Q11OON 2074 3W4011O 2148 400/40181 me 700150,11 1893 1041B0022 2'34 70W700U 2"8 752/70014 1662 1598/40174 '825 v].mD01t lB72 957/4017. '874 95i14OOlSl '875 910lI0027 18iD SII&I&O020 1928 1170170000 '947 119110001 2057 g.elllool0 2068 8911300,. 2oe8 8i4l80011S 30318 0,01 30317 0107 30314 0101 3031" 01,0 30538 0110' 30537 01102 30538 01103 30519 0110' 30540 01105 30548 01108 3OS_7 01108 301548 01101 30548 01110 305QO 01111 2007 FRGHT lFUJI,8CKN7LV20745 TN 2011 FRGHT ,FIJJGlDR1BLAV297& TN 201' FROHT lFWGLOROBlAV2977 TN :2011 FRGHT lFWGLDR4BLAV2982 TN 201' FRGHT IFWGlDR6BlAV2983 TN 201' FRGHT 1FUJGlOR8BLAV2D&C TN 201 I FRGHT lFUJGlORXBLAV2985 TN 2011 FRGI"n lFUJGlDR8BlAY2GS3 TN 2011 FRGHT 'fUJal0R3BlAV2eI7 TN 201' FRGHT lFUJOLORSBlAV"l988 TN 20', FRGHT ,FWCJU)R1BlAV2Ni TN 2011 FRGHT 1FUJOLOR3BlAV2880 TN 20' I FRCJHT 'FUJOlOR5BlAV2B8. TN "2011 FROHT IFWGLOROBlAV264 TN 2011 FRGHT lFUJOtOR2BlAV2995 TN lO" FRGHT lFUJOlDR4BLAV298e TN :201' FRGHT IFUJOlDReBLAV2&87 TN 2011 FRGHT ,FUJGlDRaBLAv:ii991 TN 2011 FRGHT 1FUJGlDRXBLAV2agg TN 2011 FRGHT ,FUJOlDROaAV3000 TN 2011 FRGHT ,FUJOl.DR2BlAV300, TN 20' 1 FRGHT lFWOLDR4BLAV3002 TN 20" FRGHT 1FUJOlORDaAV3003 TN 1011 FRGHT , FU.KK.DR89LAV3004 TN 201' FRGHT IfUJGLDRXBLAV3005 TN :2011 FRGHT lFWGLDR7B8AX4S45 TN 20' 1 FRGHT ,FWGLDA88SAX4548 TN 20' 1 FROHT ,FUJGl.OR1BLAY3OOI5 TN 2011 FRGHT lFUJGlCR3BLAVlOO7 TN 20" FRGHT ,fWGlORI5BLAV3OOI TN :2011 FRGHT 'FWGLOR7BtAV3008 TN 2011 FRGt1T 20., FRGHT 2011 FROHT 2011 FRGHT 20" FRGHT 201' FRGHT 20" FRGHl 2011 FRGI-tT 20" FRGHT 2011 FRGHT 2008 FRGHT 2011 FRGHT 20" FRGHT "2011 FRGHT lOll FRGHT lOll FRGHT 20', FRGHT 2011 FRGHT 20" FRGHT 2011 FRGHl 2011 FRGHT 201.1 FRGHT 2011 FRGHT 201' FRGHT 201' FRatrr 20" FRGHl 2000 VOLVO 2002 FRGKT 2007 FRGHl 2007 FRGHT 2007 FRGHT 2007 FROHT 2007 FRGHT 2007 FRGHT 2007 FRGHl 2007 FRGHT 2007 FRGHT 2007 FROHT 2007 FRGHT 2007 FRGHT 2007 FRGHT 2007 FRGHT 2007 FRGHT 2007 FRGHT 2007 FRGHT 2008 FRGHT 2007 FRGHT 2007 FRGHT 2007 FRGHT 2007 FRGHT 2007 FRGHT 2007 FRGHT 2007 FRGHT 2007 FRGHT 2007 FRGHT 2007 FRGHT 2008 INTRNL 2008 INTRNL 20015 INJRNL 2008 INTRNl 201' FRGHT 20" FRGHT 201' FRGHT lO" FRGHT 20" FRGHT 201' FRGHT 201, F~GHl 20" FRGHT 201' FRGHT 2011 FRGHT lFUJGl.0R3BlAV3010 TN ,FUJG\.OR5BlAV3D11 TN lFUJC3LDR18LAV3012 TN lFUJGtDR9BLAV3013 TN ,FUJGlOR08IAV301. TN 1FWGlOR2BlAV30,6 TN lFWGLDR4BlAVlO'8 TN lFUJQlOR!58LAV3011 TN IFUJGlDRBBlAV30UI TN lFWGlDRXBlAV3018 TN lFUJAIICK86l.V2054' TN lFWGLOR9BlAV6M& TN lFWGlDROBlAV61148 TN lFWGL~BLAV5S47 TN ,FUJGl.OR481.AV5e48 TN lFUJOLOReBlAV5848 TN 1FUJ<J0R2BLAV5850 "TN 'FUJC3l0R4BlAV~' TN lFUJGL0R6B\.AV5852 TN IFUJGlDR8B!.AV5863 TN ,FUJGl.ORXBLAv5854 TN lFUJGlDR'BlAV5655 TN 'FWGLOR39lAV585I TN lFU.IGl0R5ElLAVS857 TN lFUJGLDR7BLAV5851 TN lFWOLDRGBl.AV5851 TN 4V4NC8GH08N441787 TN 1FUJMCV82LJ50101 TN lFu.JAeCK27LV20738 TN lFUJABCKa7L.V20750 TN ,FUJA0Q(371.,V20759 TN lFUJA6CK77LV20764 TN lFlJJAI5CK87LV20790 TN lFUJA8CK67L.V201BO TN ,FlJJAGCK17L.V20n5 TN lFUJMCKI71V2D787 TN lFUJADCKS7L.X40307 TN lFUJASCK07L.X402H TN IF\JJA8CK17LV2OB01 TN ,FWAOCK371V208,2 TN lFUJASCK47l.V2oa,1 TN lFUJA8CK871V2D182 TN 'FWAOCK871,.X72Q13 TN lFUJAOCK17LV20792 TN lFUJAI5CJ(47l.V20754 TN lFUJA8CKIBl.V20581 TN lFUJAOCItl7L.V2064, TN lFWMCK97LV20664 TN lFUJAGCK27LV2OBM TN lFUJMCK47LV206e1 TN 1FUJ.AeC~7lV20698 TN lF1.JJMCKX7LV20709 TN lFUJA6CKX7LV20712 TN IFUJA8CKG7L.Xn819 TN IFUJABCK47LV20137 TN 1FUJA8CK47lV2074D TN lHSMK.MN06H236712 TN ,HSMKAAN88H238715 TN IHSMI<.AANieH236711 TN 'HSMKAAN1eH23e7,Q 1N lFUJGlDRB8lAV287Q TN lFWGlDRXBLAV2971 TN lFWGlOR1BLAV2872 TN lFUJGLOR3BLAV2i73 "TN lFUJGlOR~LAV2i74 TN 1FWGl0R9BlAV2G78 TN lFWGlDR2Bt.AV2078 TN lFUJGl0R4BLAV2878 TN lFUJGLOROBlAV29BO TN .FUJGl.OR2BLAV2i81 TN 0,000.00 89,,664.43 88,IS84,43 89,,684,,'3 89,1S84,,43 91,U83,,18 88,,6&4,,43 9-4,385,,85 91,,913.M 9',983.M 81,!M1M 91,D83.88 81,gUM 94.386.65 1H,,:J85.85 1M,385,,85 94,J85.55 94.385.116 94,385,,55 94,,385.&5 98,422,,0:::1 ~,239,,32 94,385,,155 95,,238,,32 95.238,,32 95,,230,,32 95.2311.32 85,,230,,32 95,,231,,32 .5.238.32 95.238,,32 9',,239,,32 98,,422,,02 95,,422,,02 86,422.02 98,422.02 98,422,,02 00,,422.02 98,422 02 98,422,,02 9t5.422,,02 B,OOO.OO 102,,457,,38 102,457,,38 102,457,,38 102,457,,38 102.457,,38 102,451,,38 102,457,,38 lD2.457,,38 102.457,,38 102.457,,38 102,0457,,38 102,467,,38 102.4&7,,38 U)2,457,,3I 10'2,457,,38 24,484" 13 5,,000,,00 9,141.1J8 9,000,,00 11,588,,150 9,,000,,00 9,000,,00 9,000,,00 8,000,,00 9,,000,,00 9,,000,,00 9,~OO"OO 9,000,,00 3S,OOO,,00 1S,OOO.00 14,624,,23 :J(),OOD"oo g,OOO"OO 9,000,,00 9,,000.00 9,,000,,00 9,,000.00 9,,000,,00 9,000.00 9,000,,00 9,000,,00 •• 000.00 8,,000.00 '7,137.31 17,,137,,31 17,738.44 '7.737,,31 91.172,,47 91,ln.47 91" '72,,47 91,172,,47 91.172,,47 92,,214,,43 92,214,,43 92,214,,43 92,2'4,,~3 92,,2,4,,"3 -44~ ~41 44& 51111 447 5887 450 51&3 4S15a5.ue.51S1 452 Sl55 453 S85t 455 S815l 457 5-815 458 _ 458 5811 412 BP101 473 BP102 474 BP'03 476 BPlo.c 418 8P'01 5~S iOOO 551 iI'8 551 V920 558 vn1 550 89Z2 580 V823 581 V8Z4 683 B8a 564 21 5IS6 "_ 587 til8JO 568 V831 569 9932 570 9933 &71 91134 on 57' 67_ 57& 57. 671 51. 580 sa, '112 .03 .94 5IS6 5811 sal 588 SOIl 590 50' 5112 50' 50. 59S S 600 , .02 80' 80_ 605 S" SOl 808 .'. 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" " 8874 1175 ,. n i978 1178 VI.O ., ."3 •• 05 . , , 99, 9991 1995 TRLMB 1PT01JNi9'N6004917 TN 1999 TRLMS IFTO'JAH)X600920' OK 1998 TRLMB IPTOtJ.AH7W80DlS59 TN 1998 TRlMS 1PTO,JAHlwe00&475 TN 19S18 TRLM8 lPTOtJAH3W8008478 .Nt"A 1998 TRLMB lPTOlJAHSW600I411 OK 1998 TRUAB lPTOUAH7W0008478 OK 1998 TRlWB 1PTOtJAH8¥I6OOI505 TN 1998 TRLM8 lPTOIJAHXW6008501 TN 199(1 TRLUS lPTOtJAHIW8OOS5OI OK 1197 WABSH lJ.N532Ul'Vl422528 TN 2003 GRlON lGRM1l11203S012805 TN 2003 GRTON 'GRAA0S233S012SD1 TN 2003 GRTDN lGRAAOB153S012802 TN 2003 GRTON lGRAA08273S012803 TN 2003 GRTON 1GRAA08293S("2804 TN 2002 HYNOI JHlV532C22TQ4.4087 TN 20D:l HVNQI 3H3V531CU2T0440C1e TN 200l HYNDI JHlVS12C02T04400l' TN 2002 HYNDI 3H3V532C2ZT/J44D08 TN 2002 HVNOI 3HJV!»2C42T04<tOOlt TN 200'3 HYNOI JH3V532C02T044010 TN 2002 HYNDI 3HlVS32C22TD44011 TN 2CXll HYNCH JHlVS32C62T04"O,3 TN 2002 HY~ JHlV53lC42TG4401. TN 2D1n HYNOI JH3VS'1CX2TD44015 TN 2002 HYNDI 3H3V532C32T044017 TN 2002 HYNOI lH3V53~2T0440t8 TN 2002 HYNCN 3H3Y532CnT00140,9 TN 2002 HYNDI JH3V5l2C32T04402Q TN 2002 HYNOt 3H3V532C52T044021 TN 2002 t1'I'NOI 2002 HYN;)I 2002 HYNOI 2002 HVNOI 2002 HVN)I 2002 HVNOI 2002 HYNOI 2002 HVNDt 2002 HYNOt "40O:Z HYNOI 2002 HYNOI 2002 HYNDt 2002 HYNOI 2002 HYNDI 2002 HYNDI 2002 HYNOI 2002 HYNOI 2002 HVNQI 2002 HYNOI 2002 HVNDI 2002 HVNQ1 2002 HYNOI 2002HYNOI "2DO:l HYNOf 20Q2 HYNOI 200'2 HVNOI 2002 HVNDI 2002 HYNOI 2002 HYNCH 2002 HYNOI 2002 HYNDI 2002 HYNOf 2002 HYNOI 2002 HYNDI 2002 HYNOI 2002 HYOOI 2002 HV~I 2002 HVNOI "2002 HYNOt 2002 HVNlt 2002 HYIII)I 2002 HYNDI 2<102 HYNOI 2002 HYNOI 2002 HYNOI 2002 HYNOI 2002 HVNOI 2"002 HYNQI 2002 HYNOI 2002 HYN[H 2002 HVN[)I 2002 HYNOl 2002 HYNOI 2002 HYNOI 2002 HYND! 2002 HYNOI 2002 HYNOI 2002 HYNDI 2002 HYNDI 2002 HYNOI 2002 HYNOI 2002 HYNOI 2002 HYNOI 2002 HVNO! 2002 HVNOI 2002 HVNOI 2002 HYNDI 2002 HVNOI 2002 HYNOI 2002 HYNOI JI"ilV532C1;ZT04i4l022 3HJV5J2CllfO 023 3H3V'32C02T044024 JH3V532C22T0440:ul JHJV~C"2T044020 JH3V~2T044027 3H3VS32CB2T04402a JH3V532C821044QJO 3HlV5J2CIl2TQ44Q3, lHlV531C)l2T044032 3H3VS32C12T044Q33 lH1V532C32T044D34 3H3"'32CS:HQU035 3H3V5l2CnTO"C4038 lH3V!!l2C921040f037 lH1V5J2C02T044038 Jti3V532C22T044039 JH1VS32CII"2T044Q40 3H3V$J2C02T044(14' lH3V'32cm044042 JH3VM2C42T044043 3H3V532C62T04404' 3H3V532C82T()4oiI1M5 JH3VS12CX2TC44OC8 3H3V532C32T044D48 3H3V532C'2T044049 3H3V&3'C12T04otOSO 3H3V532C32T0440S1 3H3Vi532CS2T0440'2 3HlV'532C721D440S3 3H3Y532C92T044054 3H3V5J2C02T044055 3H3V532C32T0440Q6 3H3V532C52T044097 3H3V532C72T0440t8 3H3V532C9'2T044099 lHlY5J2C12T044tOO 3H3VS32C321044,01 3H3V'32C52T044102 3H3V'32C72T044'D3 3H3V~C92T044'04 lHJV532C021044'06 3H3V532Cm044D58 3H3V5J2C42T044!lS1 JH3V532C62T044058 3H3V532C82T044058 3H3V532C62T044QB' 3H3VS32C82T04401S2 3H3V532CX2T044063 3H3VS32C 12T044C164 3H3VS32C32T0~4065 JHJV532C52T044C158 3H3V53"2C72T044087 3H3V5J2C92T044061 3HJV532C02T0440e9 3HJV532C7;lT04ot070 3HlV532C82T044011 3H3VS32C02T044072 3H3VS32C22T044071 JHJVS32C42TQ44074 3H3V512C62TQ4407& JH3V532C32T044078 3HJV532CX2TQ44077 3H3V5J2C I 2TQ44078 3H3V532C32TQ44Q79 3H3V53;ZC12T04'081 JH3V532C57TQ44083 3H3VS32C72T0440S4 3.-aY532C82T044085 JH3VS32CD"lT044088 TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN '2,,20000 2,,200.00 2,,200.00 2,,200.00 2,,200 00 2,,200.00 2,200.00 2,,200.00 2,,200.00 2,,200,,00 2,,200,,00 3,,500,,00 3,,500,,00 3,,500.00 3,,500.00 >.500.00 3.000.00 3,,000.00 3,,000,,00 3"OOQ"tlO 3,000,,00 3,,000.00 3,,000.00 3,,000.00 3,,000.00 3,,000.00 3,,000,,00 3,000.00 3,,00000 3,,00000 3,000.00 a"ooo"oo 3,,000.00 3,,000,,00 3,,000.00 3,,000,,00 3,,000.00 3,,000.00 3,,000.00 3,,000,,00 3,,000,,00 3,,000,,00 3,,000,,00 3,000.00 3,,000,,00 3,,000.00 3,,000,,00 3,,000.00 3,,000,,00 3,,000,,00 3,,000,,00 3,,000.00 3,000,,00 3,000,,00 3,,000,,00 3,,000.00 3,,000,,00 3,,000.00 3,,000,,00 3,,000,,00 3,,000,,00 3,,000,,00 3,000,,00 3.000,,00 3,,000,,00 3,,000 00 :5,,00000 3,,000.00 3,,000.00 3,,000.00 3,,000,,00 3,,000,,00 3,,000.00 3,,000.00 3,,000,,00 3,,000,,00 3,,000,,00 3,,000,,00 3,,000,,00 :5,,000,,00 3,,000.00 3,,000,,00 3,000,,00 3.000.00 3,,000.00 3,000,,00 3,,000.00 3"OOO,,1XI ·3,,000,,00 3,000,,00 3,,000.00 3,,000,,00 3,,000,,00 3,,000,,00 3,000,,00 3,,000.00 3,000.00 3,,000 00 3,,000.00 3,,000.00 3,,000.00

303111 0112 30315 0114 30601 D11St J060V D11S2 30610 011" 30811 01154 30812 01151 30803 0115. 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IFUJA9CV52l.J",'0ll TN 1FUJAllCVTllJ55107 AI. 1 FU.lA8CW2U~101 TN ,FUJA8CVO:2U561ot At 1FUJAUCV721J56110 At lFUJASlCV82U5Gl11 AL IFU.lA9CVU'1U5G11:2 TN 'FUJA8CV7AJSI5113 TN lFUJAg(;V42Use114 AL lFU.JAQCV52LJ58115 TN IFUJAQCV02LJ5II0a3 AL 4V4MC~281B2 At 4V4MC8GG3eN414st18 AI. 4V4L4CDGGX6N414584 AL 4V4MC9GG18N0414~5 AI. 4V4MC9GG96N042D1"" At 4V4MC9GGX8N428184 AL 4V4MClKiG86N42e153 AI. 4VMC9GGXiN428110 AI. 4V4MCSlGG78N0428188 AL 4V4MC1KiG78N41ot588 TN otV4MCg()G,)(BN420171 Al. 4V4MC9GGlSN428160 AL 4V4MC9GG56Not28167 AL 4VMC8GGX6N4281811 AI. 4V4NC9GH8UQ58S128 TN 4V4NCUOHfJ1N'l56Q25 TN 41V4NCeorMUQ58924 TN 1FlJ.IAIK:VQ1ljSB092 TN lfu.JAk;Vl2W56098 AL lFIJ,JAgCV1:zLJ58104 TN 4V4NCaTli45H3lot317 TN 4V4NC9TH85N3643IQ TN 4V4NCQTHlRliN364321 TN 4V4NC8THB$N384322 TN otV4NC&THX5N3&4m TN 4V"NCgTH15N3&4324 TN otV4NCQTH35N38432$ TN 4V4NC81H5SN18432G TN 2005 VOlVO 4V4NC9TH7SNl78112 TN 2005 VOLVO 4V41NCgTt-tgSNl7ea13 TN 2DOfi VOLVO 4V4NCgTH05N378814 TN 2006 VOlVO 4V4NCgTH2I1N376815 TN 2006 VOlVO 4V4NC8TH45N37S81S TN 2005 VOLVO 4V4NCSIT J85N38;785 TN 2005 .VOLVO 4V4NCiTJ,XSN389765 TN 2005 V'OLVO 4V4NCVTJI5N389787 TN 2005 VOLVO otV4NCOTJ35N3887N TN 2005 VOi.,VO otv4NC8T J55N38Q1Ge TN 2OO1.FRGHT 1FUJMCIOt7L.X40304 TN 2007 FRGHT 1FUJA6CKnlX40308 TN 2001 FRGHT 1fUJAOCK57LV'10838 TN 2008 VO\,VO 4V4NC9GH38N441783 TN 2CDI VOL.VO 4V41NCUGH58N«1784 TN 2001 VOlVO 4V4NCUGttHNf41780 TN 2008 VOLVO 4V4NC;QH2BN441188 TN 2008 \I'OIVO 4V4NCUGH4BN4411811 TN ~I VOLVO 4V4NC~48N441192 TN 2001 VOlVO 4V4NC~41783 TN 2008 VOLVO . 4V4NCSIGH88NU1794 TN 2008 VOLVO 4V4NCIKiHX8N441195 TN '2OOS VOLVO 4VotNC8GH1BN441798 TN 2001 VOlVO 4V4NCaGH38N441197 TN 2008 VOlVO 4V4NCIIGHSBN441191 TN 2008 VOlVO 4V04NCaGHX8N441800 TN 2001 VOLVO 4V4NC1IGH38N441802 TN 2001 VOlVO 4VotNCIKiHI8N441801 TN 2008 VOLVO 4V4NC!WH28N441807 TN 2001 VOLVO 4VotNCVGH48N441801 TN 200a VOLVO 4VotNCVGtI48N441811 TN '2008 VOLVO 4V4NCSIGH68N441a12 TN '2008 VOLVO 4V4NCIIGHX8N4041,,4 TN 2008 Va.VO 4V4NCIK3H18N441815 TN 2008 Vot.VO 4V4NC5IGH56N441517 TN 2008 VOLVO 4V4NCSlGH78N441118 TN :2Q(H1 FRGHT 4V4MC9EK49N'2B5'2l1a TN 2009 VOLVO 4V<1MC9E.H69N2B521S1 TN :2009 VOLVO 4V4MCOEH99N285300 TN 2009 VOlVO 4V4MC9EH09N285301 TN 2009 VOlVO 4V4MC9EH29N2S5302 TN 2009 VcxVO 4V4MC9EH49N'2S5303 TN 17,131.31 17,13731 100,320.75 100.320.75 100,32'0.15 100,320 75 100.320.76 100,302.&7 100,302.87 100.302 &7 100.30:2.&7 100.302.&7 9.000.00 10,00000 1.20('-00 1.200.00 7.20000 7.20000 7.'200.00 1.200.00 7.200.00 7.200.00 1.200 00 7.200.00 7.200.00 7,'200.00 7,200.00 7.200.00 1.200.00 1.200.00 1.'200.00 21.ot77.77 21,ot77.77 2'1.477.77 21,477.77 21,ot77 77 21,ot77.77 21,477.77 21,477.77 21.477.77 18,144.45 21.ot77.77 21.477.77 21,ot77.77 21,ot77.71 41a.58 4 ,8.68 4,418.68 5,000.00 5.000.00 5,000.00 9,000.00 9,000.00 11.000.00 9.000.00 9,000.00 9,000.00 9.000.00 9.000.00 11.000.00 9.000 00 9.00000 9,000.00 9,000.00 9.00000 9.00000 9.000.00 9.000 00 9,000.00 9.00000 9.00000 8.80S.14 20,4111.77 24,ot94.13 24,ot94 13 24.494.13 24.494.13 24.4&04.14 28,025.02 28.025.a2 28.02S.02 28,025 D2 26,025.02 26,02S.02 26,025.02 21,94287 27,976.51 35,964.81 35.964.91 35,964.91 35,~.91 35,955.91 32.ot06.89 32,406.89 35,955.91 63,781.35 63,781.35 ~7t11.35 63,78135 a:J,711.~ 83,76'.~ 847 9001 Q.4& 9002 641 gooJ 050 9004 651 9005 852 gOOl 653 8QG7 !IOOI 684 9011 685 9OZO 680 9021 067 9022 6H 902) as8 sou 690 9025 a91 'iKlCI a92 9011 &93 galT 694 IiKIZI 695 VOlt 698 tOlD 697 8031 698 VOla 698 von 700 9034 101 80:J5 7rtl 90le 703 VOll 704 9031 1~ ao39 '00 707 9041 708 9042 1011 eau 710 9044 711 904' 712 i048 713 80'7 714 90.1 710 'il05Q 718 1051 117 9052 718 9053 170t 94001 775 94002 778 IMD03 711 IUOO4 17& MOOS 77& 94QC16 lao 94G07 781 94001 182 UOOg 7113 84010 792 il4011 793 94012 1te 94013 785 904014 79a MOtS 797 GC018 798 te017 799 V401. 800 8401" aat U020 602 94021 e03 94022 1104 94023 805 94024 80S 84025 B01 94025 aoa 84017 60B 84028 810 UQ2I 8\1 "4030 812 94031 813 9403J 814 94033 &15 t~ 816 9403 818 94035 820 94037 821 94031 022 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SCHEDULE 8.5

Deposit / Lockbox Accounts

Loan Party	Financial Institution	Type of Account	Account No.
Transport Corp. of America, Inc.	U.S. Bank	Petty cash	882301146

		Blocked Account	5800918491
Transport Corp. of America, Inc.	BofA		Lockbox Address:
			PO BOX 4868, Collection Center
			Drive, Chicago, IL 60693

Transport Corp. of America, Inc.	BofA	Operating Account	5800918509

Transport Corp. of America, Inc.	BofA	A/P Account	55900093364

Transport Corp. of America, Inc.	BofA	Payroll Account	55900093372

Transport Corp. of America, Inc.	BofA	Payroll Account	5590104468

Southern Cal Transport, Inc.	BancorpSouth	Payroll Account	72393671

Southern Cal Transport, Inc.	Bancorp South	Operating Account	72393689

Southern Cal Transport, Inc.	Bancorp South	Blocked Account	72393697

Adway Leasing, LLC	Bancorp South	Operating Account	72393705

SCHEDULE 8.6.1

Business Locations

* Leased Locations

** Dedicated Business Location

Patriot Holding Corp.

Chief Executive Office

• 1715 Yankee Doodle Road, Eagan, MN 55121

Other Places of Business

• None

Transport Corporation of America, Inc.

Chief Executive Office

•                  1715 Yankee Doodle Road, Eagan, MN 55121

Other Places of Business

•                  3303 Terminal Drive, Eagan, MN 55121

•                  2875 W. Penn Drive, Iowa City, IA 52317

•                  3717 Bell Street, Janesville, WI 53545

•                  4100 N Kimball Drive, Kansas City, MO 64160

•                  1951 N Bailey Road, North Jackson, OH 44451

•                  3400 International Park Drive, Atlanta, GA 30316

•                  10784 Calabash Ave, Fontana, CA 92337*

•                  6370 Basehore Rd, Mechanicsburg, PA 17050*

•                  1400 Thrailkill Rd, Grove City, OH 43123*

•                  4700 Irving Blvd, Dallas, TX 75247*

•                  9325 San Mateo, Laredo, TX 78045*

•                  2612 Scotswolde Rd, Fort Wayne, IN 46808*

TCA of Ohio, Inc.

Chief Executive Office

•                  1715 Yankee Doodle Road, Eagan, MN 55121

Other Places of Business

•                  None

TA Logistics, Inc.

Chief Executive Office

•                  1715 Yankee Doodle Road, Eagan, MN 55121

Other Places of Business

•                  None

FV Leasing Company

Chief Executive Office

•                  1715 Yankee Doodle Road, Eagan, MN 55121

Other Places of Business

•                  None

Southern Cal Transport, Inc. (f/k/a Saints Acquisition, Inc.)

Chief Executive Office

•                  148 41st Avenue West, Birmingham, Alabama

Other Places of Business

•                  Glovis Concentration Center, 300 Hyundai Blvd., Montgomery, Alabama**

•                  25 Mitchell Young Road, Montgomery, Alabama**

•                  5495 Co. Road 333, Cussetta, Alabama**

•                  4805 2nd Street, Muscle Shoals, Alabama**

Adway Leasing, LLC

Chief Executive Office

•                  148 41st Avenue West, Birmingham, Alabama

Other Places of Business

•                  Glovis Concentration Center, 300 Hyundai Blvd., Montgomery, Alabama**

•                  25 Mitchell Young Road, Montgomery, Alabama**

•                  5495 Co. Road 333, Cussetta, Alabama**

•                  4805 2nd Street, Muscle Shoals, Alabama**

SCHEDULE 9.1.4

Subsidiaries; Capital Structure

Subsidiaries

			Percentage of
			Voting Securities
Subsidiary	Jurisdiction	Owner	Owned
Transport Corporation of America, Inc.	Minnesota	Patriot Holding Corp.	100%
Southern Cal Transport, Inc. (f/k/a Saints Acquisition, Inc.)	Alabama	Patriot Holding Corp.	100%
Transport International Express, Inc.	Minnesota	Transport Corporation of America, Inc.	100%
TCA of Ohio, Inc.	Minnesota	Transport Corporation of America, Inc.	100%
TA Logistics, Inc.	Minnesota	Transport Corporation of America, Inc.	100%
FV Leasing Company	Minnesota	Transport Corporation of America, Inc.	100%
Adway Leasing, LLC	Alabama	Southern Cal Transport, Inc. (f/k/a Saints Acquisition, Inc.)	100%

Capital Structure

Patriot Holding Corp.

Jurisdiction: Minnesota

Authorized / Issued Equity Interests pre-Merger: 1,000,000 / 100,000 shares

Authorized / Issued Equity Interests post-Merger: 1,000,000 / 127,148 shares

Holders of Equity Interests pre-Merger: Transport Investors, LLC (100,000)

Holders of Equity Interests post-Merger: Transport Investors, LLC (100,000), Kenneth R. Adams (13,141), Kenneth R. Adams 2010 Three Year Trust (8,687) and Philip G. DeSimone (5,320)

Agreements binding on holders with respect to their Equity Interests: None

Transport Corporation of America, Inc.

Jurisdiction: Minnesota

Authorized / Issued Equity Interests: 1,000,000 / 100 shares

Holders of Equity Interests: Patriot Holding Corp.

Agreements binding on holders with respect to their Equity Interests: None

TCA of Ohio, Inc.

Jurisdiction: Minnesota

Authorized / Issued Equity Interests: 25,000 / 1,000 shares

Holders of Equity Interests: Transport Corporation of America, Inc.

Agreements binding on holders with respect to their Equity Interests: None

FV Leasing Company

Jurisdiction: Minnesota

Authorized / Issued Equity Interests: 10,000,000 / 100 shares

Holders of Equity Interests: Transport Corporation of America, Inc.

Agreements binding on holders with respect to their Equity Interests: None

TA Logistics, Inc.

Jurisdiction: Minnesota

Authorized / Issued Equity Interests: 25,000 / 100 shares

Holders of Equity Interests: Transport Corporation of America, Inc.

Agreements binding on holders with respect to their Equity Interests: None

Transport International Express, Inc.

Jurisdiction: Minnesota

Authorized / Issued Equity Interests: 25,000 / 1,000 shares

Holders of Equity Interests: Transport Corporation of America, Inc.

Agreements binding on holders with respect to their Equity Interests: None

Southern Cal. Transport, Inc. (f/k/a Saints Acquisition, Inc.)

Jurisdiction: Alabama

Authorized / Issued Equity Interests: 1,000 / 1 share(s)

Holders of Equity Interests: Patriot Holdings Corp.

Agreements binding on holders with respect to their Equity Interests: None

Adway Leasing, LLC

Jurisdiction: Alabama

Authorized / Issued Equity Interests: Uncertificated

Holders of Equity Interests: Southern Cal Transport, Inc.

Agreements binding on holders with respect to their Equity Interests: None

SCHEDULE 9.1.11

Broker’s Fees

Goldner Hawn Johnson & Morrison	$500,000

FHL Capital Corporation	$870,000

SCHEDULE 9.1.12

Intellectual Property; Royalties

Registered Trademarks

TRADEMARK	COUNTRY	SERV./REG. NO.	REG. DATE	CLASSES	SERIAL NO.	EXP. DATE
Transport America (Service Mark)	USA	2,385,332	Sept 12, 2000	39	75747725	Sept 12, 2020
Transport America (Service Mark)	USA	2,864,166	July 20, 2004	39	76442470	July 20, 2014

Patents

None.

Copyright Registrations

None.

SCHEDULE 9.1.15

Environmental Matters

None.

SCHEDULE 9.1.16

Restrictive Agreements

None.

SCHEDULE 9.1.17

Litigation; Commercial Tort Claims

None.

SCHEDULE 9.1.21

Labor Contracts

•                  Consulting Services Agreement between Goldner Hawn Johnson & Morrison Incorporated and Patriot Holding Corp. dated February 28, 2006.

SCHEDULE 9.1.25

Insurance

(See attached.)

TRANSPORT CORPORATION OF AMERICA, INC.

Schedule of Insurance Policies

	Agent	Insurer	Coverage	Policy Number	Policy Period	Scope and Limits	Premium Basis
a)	Daly Agency Inc. 6750 France Ave S Suite 275 Minneapolis. MN 55435 (952) 831-0607	American States Insurance Co. (Indiana Insurance)	Private Passenger Vehicles	01-CH-172751-50	6/1/10-6/1/11

Company Cars and Service Vehicles.  (Passenger Carrying Insured Elsewhere) Bodily Injury & Property Damage Liability Owned private passenger, service autos & short-term rental vehicles.  Liability Combined Single Limit $1,000,000  Personal Injury Protection (As applicable) Statutory Medical Payment (As applicable) Statutory Uninsured & Underinsured Motorist $1,000,000  Deductible Liability - None  Deductible Physical Damage $1.000

Annual

b)	Daly Agency Inc.	Hartford Fire Insurance Co.	Property (Inland Marine)	41UUMRD1902	6/1/10-6/1/11

Real & Business Personal Property.  Blanket Building & Contents Limit $17,130,000  Flood & Earthquake Limit $2,000,000  Business Interruption $3,000,000  Blanket Computer Equipment $1,490,000  Blanket Media & Data $825,000  Computer Business Interruption $1,050,000  Deductibler Per Occurrence $10,000  Flood & Earthquake Deductible Per Occurrence $50,000

Annual

c)	Daly Agency Inc.	National Liability & Fire Ins. Co.	Passenger Carrying Vans & Buses	73APS025588	6/1/10-6/1/11

Vans and Buses used to transport students and potential drivers/contractors. Bodily Injury & Property Damage Liability Liability Combined Single Limit $1,000,000  Personal Injury Protection (MN & TX) Statutory Uninsured & Underinsured Motorist $1,000,000  Deductible Physical Damage $1,000

Annual

d)	Hays Company 80 South 8th Street #700 Minneapolis, MN 55402 (612) 333-3323	National Union Fire Insurance Company of Pittsburgh, PA	Directors & Officers	02-932-07-61	8/1/10-8/1/11	D&O Liability- Claims Made Basis Limits: $1,000,000 per Policy Period $15,000 Crisis Mgmt Fund for D&O $25,000 deductible All Other Claims $25,000 deductible EPL claims	Annual

e)	Hays Company	National Union Fire Insurance Company of Pittsburgh. PA	Fiduciary Liability	02-932-07-61	8/1/10-8/1/11	Claims Made Basis Limit: $1,000,000 per Policy Period $0 deductible per claim	Annual

f)	Hays Company	National Union Fire Insurance Company of Pittsburgh, PA	Commercial Crime	02-932-07-61	8/1/10-8/1/11	Employee Dishonesty; Forgery/Alteration Deductible $10,000 Limit: Replacement cost per filed Employee Dishonesty Limit: $1,000,000 Forgery/Alteration Limit $1,000,000	Annual

g)	Hays Company	National Union Fire Insurance Company of Pittsburgh, PA	Excess Liability	03-152-52-93	8/1/10-8/1/11	Limit: $10,000,000 excess of $1,000,000 for all GHJM Holdings	Annual

h)	Hays Company	National Union Fire Insurance Company of Pittsburgh, PA	Kidnap & Ransom Coverage	22-117-551	8/1/10-8/1/11	Kidnap & Ransom Deductible $0 Limit: $1,000,000 per loss Death & Dismemberment, each person: $250,000 Death & Dismemberment. each incident. $1,250,000	Annual

i)	Daly Agency Inc.	Great West Casualty	Automobile Liability, General Liability, and Cargo Coverages	GWP50855E	12/1/10-12/01/11	Bodily Injury & Property Damage Liability. $5,000,000 Subject to Retention. Retention 1st $750,000 each occurrence.	Miles

j)	Daly Agency Inc.	Great West Casualty	Cargo Coverage “Buydown” Harley-Davidson/Crane & Samsung Electronics	GWP56498D	12/1/10-12/01/11	$250.000 subject to Retention Retention 1st $100,000 each occurrence.	Revenue

1

TRANSPORT CORPORATION OF AMERICA, INC.

Schedule of Insurance Policies

	Agent	Insurer	Coverage	Policy Number	Policy Period	Scope and Limits	Premium Basis

k)	Daly Agency Inc.	Great West Casualty	Garage Keepers Legal Liability	GWP05193J	1271/10-12/01/11

Physical Damage for Equipment while in care, custody and control of Transport America, primarily for the purpose of Qualcomm equipment installation in o/op trucks. Limit Per Occurrence $300,000. Deductible Per Occurrence $10,000.

Flat Annual

i)	Daly Agency Inc.	Great West Casualty	Company Tractor/Trailer Catastrophe Physical Damage	GWP05193J	12/1/10-12/01/11

Designated Premises Catastrophe Physical Damage for Owned Equipment. Limit of Insurance Per Loss: $3,500,000 - North Jackson, OH: $2,500,000 all other locations. Deductible Per Occurrence $100,000. Refer to Policy For Specific Location List

Flat Annual

m)	Daly Agency Inc.	Great West Casualty -	General Liability	GWP51021D	12/1/10-12/01/11

Designated Premises General Liability. Limit Each Occurrence $750,000. Damage to Premises Rented to you Limit $100,000 Personal & Advertising Injury Limit $750,000 General Aggregate $750,000. Deductible Per Occurrence $100,000.

Flat Annual

n)	Daly Agency Inc.	Great West Casualty	Contingent Cargo & Liability Coverage for Brokerage Operations	GWP4528E	12/1/10-12/01/11

Broad Form Contingent Cargo Coverage Limit Each Occurrence: Lessor of $150,000 or the limits required per the broker agreement Deductible Per Occurrence $10,000. Broad Form Contingent Auto Liability BI & PD Coverage Limit Each Occurrence $1,000,000. Deductible Per Occurrence $10,000.

Revenue

o)	AON Risk Services Southwest, Inc.	Lexington Insurance Company	Excess Liability (5x5 layer)	15438282	12/1/10-12/01/11	Limit Per Occurrence $5,000,000 Policy Aggregate Limit $5,000,000 Excess of $5,000,000 - Great West	Flat Annual

P)	AON Risk Services Southwest, Inc.	National Union Fire Ins. Co. of Pittsburgh (Chartis)	Umbrella Liability (20x10 layer)	BE16036866	12/1/10-12/01/11	Following Form Excess Liability Policy Limit Per Occurrence $20,000,000 Policy Aggregate Limit $20,000,000 Retained Limit Not Applicable	Flat Annual

q)	AON Risk Services Southwest, Inc. PO Box 3870 Little Rock, AR 72203 (501) 374-9300	Zurich American Insurance Co. Retro program, no upfront premium. Settles after retro review	Workers’ Compensation Wisconsin	WC9298238-11	1/1/11-1/1/012

Workers’ Compensation Retrospective policy, WI only, based on paid losses Limit $1.000K Deductible $250K BI by Accident $1,000,000 each accident BI by Disease $1,000,000 policy limit BI by Disease $1,000,000 each employee

Retro

r)	AON Risk Services Southwest. Inc.	Zurich American Insurance Co.	Workers’ Compensation Other states	WC9298237-11	1/1/11-1/1/012

Workers’ Compensation Deductible policy, other states Limit $1.000K Deductible $250K BI by Accident $1,000,000 each accident BI by Disease $1,000,000 policy limit BI by Disease $1,000,000 each employee

Annual

s)	AON Risk Services Southwest. Inc.	Liberty International Insurance Co. Ltd. (Liberty Surplus Insurance Corporation)	Storage Tank Pollution Liability T.	XE-NY-103344-110	4/15/10-4/15/11	Limit $1 million per incident and in Aggregate Deductible $10,000 each incident	Annual

t)	Daly Agency Inc.	ABA Seguros A GMAC Insurance Company	Mexico Passenger Vehicle Policy	T2 30803762	7/16/10-7/15/11

Scheduled Company Cars - 2010 Ford F250 Francisco (Pancho) Benavides - Laredo Bodily Injury & Property Damage Liability $300,000 Combined Single Limit Medical Expense per person $15,000 Medical Expense Aggregate limit $75.000 Deductible Theft $1,000: Insured Sum $27.000 Deductible Collision $500; Insured Sum $27.000

Annual

2

Southern Cal Transport, Inc. & Adway Leasing, LLC

Schedule of Insurance Policies

Agent	Insurer	Coverage	Policy Number	Policy Period	Scope and Limits	Premium Basis

BB&T Insurance Serv 2280 East Victory Drive Savannah, GA 31404 (800) 864-6903	Great West Casualty Company	Automobile Liability Physical Damage Hired Car Physical Damage Trailer Interchange Cargo Contingent Cargo & Liability Coverage for Brokerage Operations	GWP11048H	4/01/10-7/01/11

Bodily Injury & Property Damage Liability. $1,000,000 Subject to Retention. Stated Amount or ACV. Includes Financed Value coverage $100,000 $45,000 $250,000 per vehicle: $500,000 per disaster: $500,000 Menlo Logistics Includes Property of Others shuttled on Glovis Montgomery, AL premises Includes Employee Infidelity & Dishonesty Included under Cargo & Liability coverages Retention 1st $50,000 each occurrence. All coverages on policy subject to Retention

Miles

BB&T	American Fire & Casualty Co	General Liability	BKA54433050	7/01/10-7/01/11

General Aggregate $2,000,000 Products&Completed Operations Aggregate $2,000,000 Personal & Advertising Injury Limit $1.000.000 Each Occurrence Limit $1,000,000. Fire Damage Legal Liability Limit $100,000 Medical Expense/Any One Person $5000 Deductible Per Claim $500

Payroll

BB&T	Hartford Underwriters Insurance Co.	Private Passenger Vehicles	20UECHH6956	7/01/10-7/01/11

Scheduled Owned private passenger autos and short-term rental vehicles. Includes Non Owned & Hired Auto Liability Bodily Injury & Property Damage Liability Liability Combined Single Limit $1,000,000 Uninsured & Underinsured Motorist $1,000,000 Medical Payment $10,000 Each Insured Towing & Labor $50 Each disablement Rental Reimbursement $50 Per Day/30days Drive Other Car Coverage Ken Adams $1,000,000 CSL Deductible Liability - None Deductible Physical Damage $3.000

Annual

BB&T	Hartford Fire Insurance Co.	Property	20UUMPN7240	6/1/10-6/1/11

Real & Business Personal Property. Blanket Building Limit $1,926,700 Building Memphis, TN $50.000 Blanket Personal Property incl EDP Limit $1.459.444 Blanket Business Interruption $2,000,000 Deductibler Per Occurrence $2,500

Annual

BB&T	Continental Casualty Company	Employement Practices Liability	267473124	12/18/09-12/18/11	Claims Made Basis Limit: $2,000,000 per Annual Period Defense Costs reduce the limit of liability & subject to retention $50,000 Retention	Annual

BB&T	National Union Fire Insurance Company	Passenger Accident Ins	SRG0009131438	9/13/10 to 9/13/11	Accidental Death $200,000 Accidental Dismemberment $200,000 Accidental Medical $200,000 Aggregate Limit $400,000 Deductible $0	Passengers

BB&T	Old Republic Surety Company	401K ERISA Bond	ACB1169193	7/02/2008- 7/02/2011	Limit: $200,000 Deductible $0	3 Year

BB&T	Hartford Fire Insurance Company	NY Liquor Bond	20BSBEJ3887	12/31/10-12/31/13	Limit $1,000 Deductible $0	3 Year

Cottingham & Butler. In. 800 Main Street Dubuque, IA 52001 Dan Morton 563 587 5000	Westchester Fire Insurance Co.	Excess Liability (1x1 layer)	38591	4/1/10-4/01/11	Limit Per Occurrence $1,000,000 Policy Aggregate Limit $1,000,000 Excess of $1.000,000 - Great West	Flat Annual

1

Southern Cal Transport, Inc. & Adway Leasing, LLC

Schedule of Insurance Policies

Agent	insurer	Coverage	Policy Number	Policy Period	Scope and Limits	Premium Basis
Cottingham & Butler, In. 800 Main Street Dubuque, IA 52001 Dan Morton 563-587-5000	Axis Specialty Limited	Excess Liability (3x2 layer)	EAU749002012009	4/1/10-4/01/11	Limit Per Occurrence $3,000,000 Policy Aggregate Limit $3,000,000 Excess of $2,000,000 - Great West	Flat Annual

Cottingham & Butler. In. 800 Main Street Dubuque, IA 52001 Dan Morton 563-587-5000	Gemini Insurance Co.	Excess Liability (5x5 layer)	000032000	4/1/10-4/01/11	Limit Per Occurrence $5,000,000 Policy Aggregate Limit $5,000,000 Excess of $5,000,000 - Great West	Flat Annual

2

Schedule 10.1.3

Post Closing Surveys

Real Property

4100 Kimball Drive

Kansas City, MO

1951 N. Bailey Road

North Jackson, Ohio

2857 W. Penn Street

North Liberty, IA 52317

3400 International Park Drive

Atlanta, GA

3303 Terminal Drive

Eagan, MN

3643, 3651, 3717 Bell Street

Janesville, WI

( / n U ,~ ,.,~ -' "6 m aN ~ lr',; '" u ~~ <t §g 0. V> ~i:j ~~ " , - N~ ~~ 8~ " . , , ~ - 5 ~ ~6 z"'" 'r ~ ?:: ,m if> ~~ is :i~ C Z ~ -' ~

C NOTESroRRESfiONDU>lGTO SCHEDU'e·B .,., __ 11lIIJIU.t- __ ~_ O ~~":~~,~.'=.:~.~ _ _,.""""" ~ tJ,_ OUIf) G COOoIf<I'S.IDQIIDCI-o~_tDIloONlItI\.-J_~ lIIUaI_al ruo a._._, _,~ :a 10.-0-__ JII I'UIIl o ~~,:::~ ":'::aIHOJIfGC~IIS~ _1IIUlII-' I., _ IUD-. - _ alI'. _" ~1WQI.~ __ 'II)0UIIl ~t'S_TO_Dltl:oQ._.oo)!I:(C(IIGoII'flo;l/lOr-a t::\ ._ -'TDDII~t2.'I1Q.IUll~'1.II>11, _ \!I ~,::.JfI~,:;.~~~~y.:c~ ~f'M:Il.II'_I_~_~ (. lEGAL DESCRIPTION .) p:=::::: ~-:.~--=-:~ -.~~;@ ;:wKV,,".VK~ CERTlfK:ATION ro:Tronepo<tCo<pcwatjon"'Atner\ea.Irc~A ~gcorporvlion, BonItot~.N.A. ~ ChIo;Qgonu.tn.u_~ -." DorMy <I: ."''tne)o. UP 1s IS 10 CERTFY 'JXlT ThIS PlAT N«J THE SURVEY Ofj WHlCtl rr IS 6ASED, '*ERE MADE IN ICCORrWOCX WITH THE "laN1WU ST~ DETAIl. REQUIROIOtT'S f~ ",-1.vACSlrol LAND TITLE SIJfNE'I5,- JOINn.Y £STA8IJSHED NCl AOOPTtD B'f ALTA AND HSPS IN 2005, AND ItfaI.OES ITDIS 23.4.15.70.70.8.11.10 to; '1(0) 13.115.18. OF TA&[ "lliEREOf. PURSlJ,I,H'I YO THE A/XUAAC'r' STANDoIoROS AS ADOPTtO S'r AlTA AM) NSPS AND IN EFnCT ON THE ~Tt Of TlCS CERTIFICATION. U~ED R.JfI'1l(ER CER1lFlES 111lT IN WY PROFt'SSIIltW. OPINION. AS LANCI St,RoiE'rOfI REGtSTER£D IN n€ STATE OF IOWA THE RElATIVE POSI1'1CIfoWNXJ.JlUC'(OF"THIS~OOESMOTDCEID'TMA:fcHISSPEDFltD """"". ~ u~~! AL TAlACSM LAND TITLE SURVEY o§~- cL:e!~ 0 ) -( . I WEST PENN STREET ~ , ~--::-, are'.- · _/CUUI_ ~o".·_ .~- "" ~ ----= -- ~ -- -- P.O.B. ,'-'= , ~ Stz'I~-- @ ~ r~ SU"II~C~·OO r.~OI·ItQzq.~) ~-~/ ~e463Qn. I~~ --,,- - - -- ~~" ----- _:.:-:.:::.a -=~c.;!". ___ ® " -t· • .,-- • • un· . " " . SCAlE: l' = 50' =-"=-::=:r.I~.a.:.:-r,;:.rr.= C STANDARDLEGE~ .-- !~;~ _~~~-f~~~ ,. - ---- ._ e __ • __ "" _ CI __ Ia __ .- --- e __ 1iI ___ .-=::: - :::-- ":' =::. -.,;.-:==-. ~~5.~ ;~= -~~~ :=--- '!":::. • =-- 9-- 110 ==- -=--- i~=-:- i-~:- l~-:- :==- --- 1- C SrTE DATA J __ ~ ___ .ue:-.-:;;r·~ -::r,_,~01" -_~._. ~ _II __ ""'~COI~QI'" --"--_11-____ -- grCOiOf'\.D_-as.__._. __ IQIOOtC!l" :::-:c-.:"--._"ICI~- fl£Ll) 1IOfb( il'TE: 01/10/11 FlELCSUA'd:Y!(dV s-,.or ~to:!"~ 7'~~ ,orlI pa1_bJ 1ID4a- ,.o!Irect,-I ~ ~!.J-:. 4ulJ~"'~ -.- -.:;.;<ijiQ----r-J--·---·~--------A------·! ~~·,:_=~~_=::~ iiG---.r.:.-------- -w ,,ga~ :.~ --::?~.-:--'0 ._-t_'r-~. fg~~._ ,0idICI~JDa",~1-(D).IS7.Q13e:d.209 Ll.B. SLlJ(::lVBYC:II~® 4Q28 RI ~nd Po/,.,~ O~ IEv.n.vllle. Ind'-,.,. 47776 ."""-"1c.'. Land Surveyor"' ,--~~ PRa'AREOFOR: JONES DAY ~.Jri.d ,,,,./1 ITI$TI1Eooomw;:roRSlI£SPONSIIKm' 10 I.DCATE AU. UTIU1ct ~SlClllNONIHS5Ul't(T1lAM)TPlUtroCOoMl«:DlDfl" OF""MlRKTHI5Sl.11NtYsKDIPMPMEDUSIItCAValI.ofIIIE !lTl.Jfl'QlJA.IlGUM:IOIDII3I1!1"IIOIC[SCII"DoORSOIIJaJaCt III5UI L.IfIQII WlPSNG\ITlJTI' IlICoIJts rIra!loCJlS. '[ FLcxxloATA TN. ~'.'!t"I Z- x 1 111 "-I ___ IIop,~"'-IoI"'" ,D,9.lC!jI!MM II SHEET10F1 _·_";.~""''''.d~_'''''.'_. 1-_---,-,==_-;. (-1'"100001 HAon'-. fWoI ~ -, ~ lD ---- JOBHUM8ER: If;~ ~c::.~r~::-~.-'IfIW Sl41112DIIG- II WDQ"OO • ISO.'" (I; '~ ~., ) @ 1:aoo.2i~989 a:JIWAOIIECALL ~o.- C IMPROVEMENT NOTES _ _----_.------ 0""'::;---'------ C SURVEYOR NOTES __ • ,.WI __ 4j.-:~_ ~==------- B-- -.- - -~""'~~- ~ ~: :z.~ ~01"~--=-~~ I. 10 ---.J: C'COCI:OI_ , _ -.:_. -'"'-.-- ,IIIr._~-:us-.CEI_D-.xI ~ D'''''''''''''' -~-.-- ItECOROQ.ClSIoREPAAC£,. I '-' 72~J.'!I II:[OlAOCUlSl.oR£P<IIIC.tI2'~ • .l:l1.J11 IIl.COROCl.OSU'f(PIt.IlcrL3 U71.1oOQ_1I ~~'-4J'.]7~.Q:2 UGot.L~K'o'IOwtDn, "'.N ~.~ -.::-=-Clol~ ouo" C(RTn;.o.TOQhl$aoYTClH(Pn-ec.<i :D I"tG$lIII'.£YOSHOTlIoIrUlrQAM(Tf\J1"\.III£~OPTkIS~rr. " OATEC#OHIQRW: -" ----. = :~~::::I AE\llSION: ~ D.\1C: =-:~.~=)

SURVEYOR'S CERTIFICATION ~ •. .,_, ~.L_'" __ "'<,,' _. ~ __ ._ • _ -. A_' ~.---""-, -~, O--,._ UI" 0 _'.1, ' ' _ _ I, _. __ _ ___ It> ' _", su,,_.o. _. _ I<r ~T.&/~ leo. nu _,0.: I-", _ d _, b, , _5 ~ • .,. _ ,,_ 2- , .• , "', 1< I. ,,- LO, II 11 LI.! ,,,, _, _ , t , __ _,.\4,1& - _ __ •• ' __ ~ ~ _ " V- ",,1>'0_,, __ on. _ , , _ _ _r-oO _r _, __ 1_ Itool_".-J"-<I __ ~~~~;~~-~- IMPROVEMENT NOTES ''''S ,:10 US_G 0#' DIIISC""'Ii:D "'_OYEoo£N'FS ", , O'I~S Deco U"CS sr.o.Tt.>rDorQFo-otR$MIPDI"PQSS,(55O<rsNOTfl.t( tE"I~lM$uS"""- DESCRIPTION ._, 2- _ I, 1,,,,,--. - ~ 10 _ _ __ .O<Io.,ec.a.-.,._ • tII.,,_ ",-,,, c 0 n Iura. ._, '''''0 (100<.0 l" S-, ' __ II ,,_ ~ ~ 10 _',0 '-'p._Cl P ItC(" Lo' J,""" 2" -S-, _ 1>'. __ "_'."" ' _ ._.o o~, _ ~."j __ '"c r 'OJoIIa .0 NOTES CORRESPONDING TO SCHEDULE B A'i "'" ~ nil.( _u ~_, nil.( COIfoI"'OoIa. ~10l30I~ tIof.Q 'l/VlO10 o ~~~";'=~:=.::=: =-: ~' :'-~''::''::~ (- --. '''-I • @ ;:-;:: ==:; ===. '::~ ~:_'~:-~-~";;. 'i~ ::::.:: , . - - -,--- - -.~ G ~~,~ ==,~.::"'~"~==-": ~-::~:=='''=:::= ~" -- @ ~:~i ~!=:' ___ .~~~~ ~::a-': ::'-~ :;:~ !:,"::":. =::-.:;;j" - u @ ~~~~ ~ o!:---:-'"-":;"»tIC~' ::-,,;;.::-",:''':~~ =,":."': ~ .='0. - -. I,\, e ~:~:~;~~~--=:';:;::;2~=~G::': ~.~ _____ ._ _a.->l @):= :--=:--;.,',~; ~ -:;:".~. ~~~_.t.!:'::' tt:::=:: :::":. '::"':::'_~'. ", , ____ l o , --_ _._"".r <!) _·. ___ _ -I1· o.T. o _. __ - '$· L._,~.~, SURVEYOR NOTES """ SI}]IE:'y @o-_ w'"", __ ra ___ __ wlT • .,-'- __ in. - __ ~, "'~;.:= - -:::---- "-T-~ _-_---_. -e r.::.:: I':':":' :: ~ --== :'=::" =;;-"~:---- ~ , VI '* -.uT-rr. 1/l7/a1111 -:rPllCll'Pl"l'_.IGDI, ____ 1CICa ,r \.~c '" \.>-~~«:- /'j'" "" - ~ / ,,' /0-P~RCEL I' ,r I'le -or 4. ~'ll ""- / FOR INQUIRIES CONCERNING THIS SURVEY CONTACT: iI, ".~lilr"RV"YDR· • ~ - ~.$18S1 R.rY4"R.r//VP PtHNr4" DRJIZ' EVuv.s'V'~ "NO/AN 4?7J6 j>R[?.tR[r)roR: Transport CorporatIon of Amenco \.\)~ ~'\ ~ \.>-'> '> /'j .,/ "l1,":-{~ ""- .0; " -:'UR\f~'I'OR:'S ! ,~~ A I'lflW MA";;: Gu:aolson Geomotic5. LtC P.O. 60_ 297 HommonCl. WI S4()15 JoSO'l hi. GuslolsOl"l, PLS 42596 B88-24S-69~4 / , , H.O,:}!) DATA n ~ ;., z _ __ , ___ _ ~~: ':-OI\~':' ~.w.:~-~.~~~~e9 SIWC'; "-<l-"""_.,,~_~ot~ID __ Ll"oolono. _,""'cvlcGI.o be_odlo--W, _ ""o """'" , -.-- -,.-~-~, '0,. (J .di!:9->"r ,. . .",.,'~ i.Or & SITE DATA "" "- IE:RI'11/V/JI ,~, ,,:~,. -.;;:;, ~ - -- --~ 1_,.~I00 ----- _ -. ~- --"" - --., -- --- --""'~, ._ ,,-111: '. -----, , ' --_ - --",-, -. ro, 4II£I PU'CQ."l9<.:roeson P C£\.Z-'BU,u~r Pe8!'T!t'?Q 1Z9 SOfI roT 111.2" SQ.FT/UOJ:aa P ""I!(:J)COO'ACTOI" rOTIC,OC<rIN e_,cesor'oCI rO'Al.It[CUUUI· C5'ACtS-'~ rl)T ~o;1> •. cn·a TQ' p-;SPACCi_':!of. {_ • TtJ:lOOOUS_ ~-, flIOoj1Y.&llP_"O· $IO(YMO_JO' At YMQ_IO' -<oGo<'It[$Te.(_.~ • ,'S£llI.ACI< OOOShlU··,Ig p~ '!i(l8ACr.null·s.a:AAtlI(.uI·OIIO·~· "- "" "" / / / , , / C! i'f w ~6-- 1£ g, JM SCALE: 1" 60' ~r~J'_ '" "'" r--/JRI( ~.;,;,. ·t· -; ",< ( ®k Y_rc-~ ':~ ~.-!. /'ACAN VICINITY MAP STANDARD LEGEND • '_'n· _ • <-____ l • ==--:-.:- --_" -o--L.o'--' 0 __ ~ (>.D)_ . <P-. _ C __ - ~, - / / UTILITY COMPANIES / uTlJnt:'O v.-~ ~ (»0 <lIn~a. 00.'" I>o({~ e-TH ~'O I>«>IIlCCIo"'o-$I.l.(I'\LI6(CQOoucrollCV1.'TJII["",","(~~ ~-- ll4,!~,,;;:::II·t~IN;\.l~. ,,~~'I~iON' , ~ "9" ' I , D4,T~ en"~OOt ;;:'VI'::.;\)r.:'-"'OO.t( [lol;("~ 'i~;rrS·Qrr.C ()"'E~

NOTES CORRESPONDING TO SCHEDULE B AS POI COUWTWENT NO • 2.UIZ.Il1L wm 1lfi:E~ I. M'O ~~U'i:':'- " ---,I G @ @ e @ @ @ @ o @ @ @ ---a1.-o0Cll1III_mrur_VIOD<E1IX:IOIUl'OI-.u'1I'1":11'O!1'1'-"II~.1II[ _1IUIIIl::II_~7.'_._ID.ElUl"/._'_IIJ_" *"-------.-_-----.-, s;:_~=~£.:=" ;:.,---==::~:::;OI,-- ___ OI_,. ____ ~IbJD'*l' -_ounmuc-,_: OI _~ __ c:.___.~ ___ cIIQ_ ~OIc.opftJ1 _OI ___ OI_Cft'I. ___ NnM;JI-a.,M _ _. _____ ,-_I'UICIII __ _ --. _A-.-_-_I<PIIJIIO ___ OI _oowou_~ ____ : _ _ J.'-' __ IOI.(-'gp."_' ___ __ CIID _______ -___ -___ ICIDIIO) =--_"=':.~=::~'="==.~c:."==__ ___ ~., _____ w. ___ a. _ _.J_H __ =::-~~=.=.~c:==--.----.,-. ___ OI"~ _____ _rI_"~ cut.1III -"1DD ___ ,.,-. __ IIlIl-. __ \.IOIa_al_._ nc _IUII __ '" ,-.l, __ 1Il E __ I2. __ '-G ___ =--eoo::.~:::,,:~.:':::o.--=~-n) ::r:--=::-:'=::E:r-":!::"'--- - ---D, .c,.ta_ =:-::ou:-:'~- - --- '-'.- ~-:r~._~ ___ 01 __ 11;1 ___ , _ ____ _ _~':I. ____ ""' ____ IIJ_ftJ r.-r. _. _.-Q :"::r-IOI.~':~-:a.::=_-._.TlCIDD-.uJao.- 1OIfPIDIa~._~ ,:~~';;;;::ar::.,y~~i~ - ~~~.~==-=-"""ir~ ==-cu:~~=:: STANDARD LEGEND .--- ~- 0-" Eo- wt_ @ ___ __ (J.~fQ.I .,p <Uoo<o.rr 0 -''' lSt--o,-LOIII'CU_IO ____ O-C I. lI)IerIC- I-~ ::r-O~Q' x___ 1m IUI;._ 0 __ - X ar._ _~_ ':.0-:: __ QI>Il_~ ~_IUJ o o.a:.--.r •. --- HI' LOT" ,.,,.,p"" """"",,,,,,,,,rn; PARCEL '18-302-00-02-«11.04 ~_ 1lD,LgW;_ III~_ Eacuoc,._ -W-_lM CD ~-.:u :::c-_ ~== a-fQ.I _T_~UC """"~fWIQIooGlI:[~ I"'"r:£f(IIUOI4[W1>\01't:ES _ -1I(GI.IlAR-I48SP,I,C['S -~~5I'ACtS :.\- :~=_09t!::= ~~=-~ ~~C ===-: TOTALSJ'IaSPROo'D[D '6J ~ __ _WTDt NtI'\,Cll;_ • ~ _ _ ~ _-.:Ill 9=- -~-~ -: ==_ ~ =::c-a • WC\lE(ML[I 0 ____ 11_- ._WIoII.I,II _11) 1-,,-~ a-__ e-- 1- IMPROVEMENT NOTES ~~~~~~~= 0ao.EdtD nlSD«aJIITlW:fOIIIS~I'Q~T[.ou1ll'l.ITC. ~~ON1IG:5UM'rQllICITPIIGIRlIXllMJlCOQtl' OT THlSSUNE'I'~eaw.PlllJ'.va:Dus:Mi-u: \IIUTf ow. '!ItIIi ~ D«S 6IQI' IIMI: SWDOIIS or ICOMCI IMSIDI,FOMIMPSIIIIDIll'Ur"l'I.DCl113OFO'M!III:5. 2. Tl-I[R[WASNOO8SE'RVIo!U£WlOCtor£NJ1)<WOWIC-.oRI(.~ ctIkSTJWCTOIORIllAtll«;ACIOITOI5.,.-.II£CO/JWONTHS. 3. THDtE'U$NOIlBSIJIYMU:twJDC(OFstrtu:5EASA5DUCI srr DuWP, $l.u> QIt SAHTNn' IJItUlU •• PIIIOPEJITr~I:MtCTACCDSTtl\CMloflLLDI'IH£. Sf FOR mQUlRlES CONCERNING THIS SURVEY CONTA.CT: ~~~LI~=~~;;~ .ulISI Rfl(6;H1'.ZN.D ~ .DR.rnT' . .6'y~ DY,DUNA ~?7"J4 • ·t· "7 _E!lc;,C3- pR(PAR£D FOR: 0' 4(1' 110' P"'II! ! ~il 11 11 11 11 11 111 11 i 'Tl i !!I ill ;.1 ; I ! I ! I i I i I i I H i I i i ! I -f-t U"VIS'ON' ----. -DA", . ""J SURVEYOR NOTES R£V\SION; DAT[; .2011 INS ____ GSl.aur1O __ ~oaT-:~ REVlSION; DATI; .1O'~ ~~TIIV'tCllfT E.ASOIOI'I'n.J_ootsoc:.o ---- 8 IOCMtGm LOT Be I'iORTlfUND PARK , HI' TRNIS?ORT OORPORATlOtI or AWERICA PAACD. '111-302-00-02-00&.01 ~~C)Cl -0 ." ~oo;~N~"""OO PMCEl "8-102-00-a2-007.00 ~---~---~~-~---c~~~~~~~--~~---- -, - ~""~';P~, ", LEGAL DESCRIPTION HI' RI6A'l£RotCUlINGS.LP PARCEL '18-J0:2-Q0-Q2.-oo:oo LOT •• NOR'I'H1-lND PARK P SCALE: 1" 40' ~~~~~~~'J:.::==: b''-I<U:. I·~·" ~ IIItCQIIDCl.OSIR(,,2,,n. 6J ~Q.QSI,II(l".2I'n4.A.l (~I5CC1W'1J1D1C101C1.UTU!) ltGAIllIDCa'TIONl£\III'IIm)l1: ~.---- ~ Q,I,,(:OI!C1!" COfI'I'ICA~Tl«Pto.K!£i-.£J«),-o DGs.e.o-ISM1IlML.QfOItlHrntTlll(~OFn-oe.PIIIClPfJfJ'" Ci.w.-K~ ~r~u.i~106a

WOODS
SCALE: 1" = 60'
VICINITY MAP
STANDARD LEGEND
N
S
E
W
P.O.C.
P.O.B.
SURVEYOR'S CERTIFICATION
NOTES CORRESPONDING TO SCHEDULE B
SITE DATA
IMPROVEMENT NOTES
SURVEYOR NOTES
LEGAL DESCRIPTION
LEGAL DESCRIPTION CONT'D
FLOOD DATA
U.S. SURVEYOR
1-800-TO SURV
TRANSPORT CORPORATION OF AMERICA
SHEET 1 OF 1

L .+. f~ ~+ z o 1= « u G: 1= a:: w u EI / a z w ;1 (:) w J a ~e a:: « :;;;;i a z :> « f- Vl '0 '" ':-: dil , - ""' J « u Vl ' , i '-I :]! .' i iffJ!!!i h! •• IIiJ)~o~~oItl. « f- 1 , « II 'I ill a ~ !IH'H I ~ 11 II ll_il iii llUl1rlil1ill • oWIfJU~~~~·· e / • l / ,- i i' I ~"jl "'< I ~ ~ , f . ~ 'ff Ii / l:'~~ / 11 ./-t ,,~."~ ~ .tot l~~ . ~ .:)' l'iU • 'V 'b'Ji ~I '911 / II'" S'4'-1 ~ !~ • i'l ~ .;. / ¢' / ui~l! h «:-v /._ '. l"f , / Q.~ / ~ I. ,po I J~ifi ¢' / /~ u ~ -"'''! Q;-V 00: /.~ oj ~ Pqli Q.~ / ro"i!. /~';' 1 fi ~ "'v C),,, ~. E ~ ~ t· '" ~' Oj/1/ <! ~ 1~ ; j i r ' / " . , S'~~ / $" t,§ -I !!l! ~ '" .", ~ !1il • / I ;>;/ ~~ ~ . ~ $ 1· / ~~(j pmp SIH' ~~ ~pl ,U

SCHEDULE 10.2.1(f)

Existing Debt

Letters of Credit:

See Schedule 1.1(a)

Advances (Inter-Company):

The following is a complete list of inter-company balances among Transport Corporation of America, Inc. and its Subsidiaries:

Description	Amount	Party
Receivable	$1,899,081.39	Transport Corp. of America, Inc.
Payable	$1,899,081.39	Transport International Express, Inc.
Receivable	$18,518.85	Transport Corp. of America, Inc.
Payable	$18,518.85	TA Logistics, Inc.
Receivable	$201,699.07	TA Logistics, Inc.
Payable	$201,699.07	Transport Corp. of America, Inc.

Debt as of the Closing Date:

The attached spreadsheet shows the Debt as of December 31, 2010. The Debt as of the Closing Date is such Debt excluding (i) any regularly scheduled principal payments occurring between December 31, 2010 and the Closing Date and (ii) the Debt listed as “ABN AMRO-Term Note 2332-01” and “Bank of America Bus Credit-Revolver 2334-00.”

1/5/2011

TRANSPORT CORPORATION OF AMERICA, INC

Long Term Debt & Capital Lease Detailed Listing

12/31/2010

			Description of Equipment			Term
		Contract	Model		Loan	Contract
Qty	Lendor/Lessor	Number	Year	Collateral	Number	Date	Maturity	Total
1	Leaf Funding (Mail Machine)	2400-11	N/A	Mail Machine	N/A	5/13/2008	5/10/2013	4,457
1	NEC (Phone Syst)	2400-12	N/A	Phone System	N/A	6/30/2008	6/10/2012	168,436
616	Daimler	2400-13	2006	Stoughton/Wabash Dry Vans	100-0191411-000	6/5/2009	6/5/2014	6,589,468
2	Modular Space Corp	2400-14	N/A	2 Modular Buildings	N/A	9/12/2009	9/12/2011	5,539
620				Equipment Capitalized Leases				6,767,901
50	CitiCapital	2331-59	2005	Stoughton Heater Vans	1479829-009	6/25/2009	7/5/2012	185,896
48	CitiCapital	2331-60	2005	Stoughton Heater Vans	1479829-010	6/25/2009	7/5/2012	178,428
99	CitiCapital	2331-61	2005	Stoughton Heater Vans	1479829-011	6/25/2009	7/5/2012	391,765
48	CitiCapital	2331-63	2005	Stoughton Heater Vans	1479829-012	6/25/2009	7/5/2012	189,222
49	CitiCapital	2331-64	2005	Stoughton Heater Vans	1479829-013	6/25/2009	7/5/2012	205,386
20	CitiCapital	2331-65	2005	Stoughton Dry Vans	1479829-015	6/25/2009	7/5/2012	76,145
98	CitiCapital	2331-67	2005	Stoughton Heater Vans	1479829-014	6/25/2009	7/5/2012	440,544
50	CitiCapital	2331-69	2005	Stoughton Heater Vans	1479829-016	6/25/2009	7/5/2012	234,463
125	GE Capital	2331-72	2006	Wabash Dry Vans	4053711-023	3/25/2010	10/5/2012	501,185
82	GE Capital	2331-03	2008	Wabash Dry Vans	5851906-001	6/8/2007	6/8/2012	892,393
83	GE Capital	2331-04	2008	Wabash Dry Vans	5862627-001	10/26/2007	11/1/2012	1,047,109
85	GE Capital	2331-08	2008	Wabash Dry Vans	5865791-001	12/13/2007	12/13/2012	1,097,461
31	Daimler	2331-12	2005	Wabash Dry Vans	100-0175520-000	3/31/2008	3/30/2013	219,732
39	Daimler	2331-14	2005	Wabash Dry Vans	100-0176738-000	4/30/2008	5/13/2013	297,353
18	Daimler	2331-15	2005	Wabash Dry Vans	100-0179193-000	6/20/2008	6/20/2013	142,102
36	Daimler	2331-17	2005	Wabash Dry Vans	100-018-0848-000	7/23/2008	7/22/2013	292,912
30	Bremer Bank	2331-18	2003	Wabash Ref Vans	422898	7/29/2008	7/29/2011	120,026
30	Daimler	2331-21	2005	Wabash Dry Vans	100-0183560-000	9/25/2008	9/25/2013	258,744
33	Daimler	2331-23	05/09	Wabash Dry Vans	100-0185009-000	10/29/2008	10/28/2013	333,058
71	Daimler	2331-24	2009	Wabash Dry Vans	100-0186210-000	12/12/2008	12/11/2015	1,314,129
52	Daimler	2331-26	2005	Wabash Dry Vans	100-0186319-000	12/16/2008	12/15/2013	490,542
24	Daimler	2331-27	2008	Stoughton Dry Vans	100-0186449-000	12/22/2008	12/21/2015	307,883
40	Daimler	2331-28	2009	Wabash Dry Vans	100-0186429-000	12/22/2008	12/21/2015	740,359
40	Daimler	2331-29	2006	Stoughton Dry Vans	100-0186659-000	12/24/2008	12/23/2013	405,345
139	Daimler	2331-30	2009	Wabash Dry Vans	100-0187322-000	1/20/2009	1/19/2016	2,603,407
55	Daimler	2331-31	2005	Wabash Dry Vans	100-0187523-000	1/28/2009	1/27/2014	530,555
74	Bremer Bank	2331-32	2010	Wabash Dry Vans	425233	3/4/2009	1/4/2015	1,311,295
52	Bremer Bank	2331-33	2010	Wabash Dry Vans	425611	4/14/2009	4/14/2015	957,000
23	Bremer Bank	2331-34	2010	Wabash Dry Vans	425838	5/7/2009	5/7/2015	430,419
75	GE Capital	2331-53	2010	Wabash Dry Vans	5894008-001	6/24/2010	7/8/2015	1,599,854
75	GE Capital	2331-54	2010	Wabash Dry Vans	5894952-001	7/29/2010	8/10/2015	1,617,786
75	GE Capital	2331-55	2010	Wabash Dry Vans	5895628-001	8/24/2010	9/8/2015	1,637,791
75	GE Capital	2331-56	2010	Wabash Dry Vans	5896436-001	9/21/2010	10/5/2015	1,661,538
75	GE Capital	2333-03	2010	Wabash Dry Vans	5898252-001	11/24/2010	12/5/2015	1,691,250
75	GE Capital	2333-05	2010	Wabash Dry Vans	5898843-001	12/20/2010	1/1/2016	1,691,250
50	GE Capital	2333-07	2010	Wabash Dry Vans	5899226-001	12/30/2010	1/10/2016	1,127,500
2,124				Dry Van, Htr, & Ref Debt				27,221,829
14	DaimlerChrysler	2331-80	2007	Freightliners	100-0147774-000	5/31/2006	6/30/2011	140,411
14	DaimlerChrysler	2331-81	2007	Freightliners	100-0148959-000	6/22/2006	7/22/2011	163,514
33	DaimlerChrysler	2331-83	2007	Freightliners	100-0150703-000	7/26/2006	8/26/2011	439,674
43	GE Capital	2331-84	2007	Freightliners	4186754-002	8/24/2010	9/8/2012	887,572
30	DaimlerChrysler	2331-85	2007	Freightliners	100-0152121-000	8/24/2006	9/24/2011	445,549
14	DaimlerChrysler	2331-87	2007	Freightliners	100-0152817-000	9/12/2006	10/12/2011	231,316
10	DaimlerChrysler	2331-93	2007	Freightliners	100-0157146-000	12/15/2006	1/15/2012	211,425
17	DaimlerChrysler	2331-94	2007	Freightliners	100-0159354-000	2/9/2007	3/9/2012	423,085
15	Bremer Bank	2331-95	2007	Freightliners	414450	2/23/2007	2/23/2011	348,738
15	DaimlerChrysler	2331-96	2007	Freightliners	100-0159812-000	2/23/2007	3/23/2012	373,376
20	Bremer Bank	2331-97	2007	Freightliners	414663	3/7/2007	3/7/2011	504,863
7	DaimlerChrysler	2331-98	2007	Freightliners	100-0160432-000	3/8/2007	4/8/2012	185,308
15	DaimlerChrysler	2331-99	2007	Freightliners	100-0162170-000	4/16/2007	5/16/2012	421,013
15	Bremer Bank	2331-01	2007	Freightliners	415698	4/19/2007	4/19/2011	402,628
8	Bremer Bank	2331-02	2007	Freightliners	127462	4/25/2007	4/25/2011	214,682
7	DaimlerChrysler	2331-05	2008	Freightliners	100-0170579-000	11/2/2007	12/2/2012	283,341

			Description of Equipment			Term
		Contract	Model		Loan	Contract
Qty	Lendor/Lessor	Number	Year	Collateral	Number	Date	Maturity	Total
17	Bremer Bank	2331-06	2008	Freightliners	419709	11/20/2007	11/20/2011	705,745
16	DaimlerChrysler	2331-07	2008	Freightliners	100-0171403-000	11/30/2007	1/14/2013	688,650
19	Bremer Bank	2331-09	2008	Freightliners	419969	12/14/2007	12/14/2011	798,494
15	DaimlerChrysler	2331-10	2008	Freightliners	100-0172398-000	12/27/2007	1/26/2013	637,277
8	DaimlerChrysler	2331-11	2008	Freightliners	100-0172664-000	1/1/2008	2/10/2013	350,374
2	Daimler	2331-13	2009	Freightliners	100-0176737-000	6/13/2008	6/13/2013	103,711
1	Daimler	2331-16	2009	Freightliners	100-0180203-000	7/9/2008	8/8/2013	56,780
13	Daimler	2331-19	2009	Freightliners	100-0182298-000	8/26/2008	9/25/2013	760,093
17	Daimler	2331-20	2009	Freightliners	100-0182878-000	9/8/2008	10/8/2013	1,022,827
20	Daimler	2331-22	2009	Freightliners	100-0183670-000	9/29/2008	10/29/2013	1,206,131
9	Daimler	2331-25	2009	Freightliners	100-0186315-000	12/16/2008	1/15/2014	589,183
13	Daimler	2331-35	2010	Freightliners	100-0190795-000	5/22/2009	7/20/2014	1,059,214
18	Daimler	2331-37	2010	Freightliners	100-0192568-000	7/22/2009	9/20/2014	1,514,716
14	Bremer Bank	2331-38	2010	Freightliners	426929	8/24/2009	4/24/2014	1,065,564
12	Daimler	2331-39	2010	Freightliners	100-0193905-000	9/9/2009	11/8/2014	1,040,968
20	Daimler	2331-40	2010	Freightliners	100-0194145-000	9/17/2009	11/16/2014	1,733,706
19	Daimler	2331-41	2010	Freightliners	100-0194459-000	9/29/2009	11/28/2014	1,646,477
12	Daimler	2331-42	2010	Freightliners	100-0194784-000	10/9/2009	12/7/2014	1,055,091
24	Daimler	2331-43	2010	Freightliners	100-0194953-000	10/19/2009	12/17/2014	2,109,886
14	Daimler	2331-44	2010	Freightliners	100-0195232-000	10/29/2009	12/27/2014	1,230,748
27	Daimler	2331-45	2010	Freightliners	100-0195612-000	11/12/2009	1/10/2015	2,408,456
11	Daimler	2331-46	2010	Freightliners	100-0196132-000	12/4/2009	2/4/2015	996,930
9	Daimler	2331-47	2010	Freightliners	100-0196413-000	12/17/2009	2/17/2015	822,789
20	Daimler	2331-48	10/11	Freightliners	100-0198665-000	3/17/2010	5/15/2015	1,902,923
18	Daimler	2331-49	10/11	Freightliners	100-0198929-000	3/22/2010	5/17/2015	1,719,608
19	Daimler	2331-50	10/11	Freightliners	100-0198900-000	3/26/2010	5/24/2015	1,825,219
15	Daimler	2331-51	2011	Freightliner Day Cabs	100-0199571-000	4/19/2010	6/18/2015	1,245,235
10	Daimler	2331-52	10/11	Freightliners	100-0200422-000	5/11/2010	7/9/2015	984,916
15	Daimler	2331-57	2011	Freightliners 60” Bunk	100-0204543-000	9/29/2010	9/29/2015	1,699,441
22	Daimler	2331-58	2011	Freightliners 60” Bunk	100-0206262-000	11/15/2010	11/15/2015	2,557,481
22	Daimler	2333-02	2011	Freightliners 60” Bunk	100-0206298-000	11/23/2010	11/23/2015	2,557,481
22	Daimler	2333-04	2011	Freightliners 60” Bunk	100-0206440-000	11/29/2010	11/26/2015	2,556,312
22	Daimler	2333-06	2011	Freightliners 60” Bunk	100-0207122-000	12/22/2010	12/21/2015	2,590,170
792				Tractor Debt				48,919,089
	Net Term Debt							76,140,918
				Real Estate			2/28/2011	6,031,175
ABN AMRO-Term Note		2332-01		Tractors & Trailers			2/28/2011	1,339,451
Bank of America Bus Credit-Revolver		2334-00		Capitalized Leases	Capitalized Leases			6,767,901
				Term Debt	Term Debt			76,140,918
					ABN AMRO Term Note			6,031,175
				Debt & Capitalized Lease Total	Bank of America Line of Credit			1,339,451
					Total Debt			90,279,445

SCHEDULE 10.2.1(g)

Debt to be Repaid

Debt Owing to GE Capital

Principal Balance	$12,783,288.48
Accrued Interest	$17.308.38
$12,800,596.86

In addition, $1,515,120.55 will be paid to GE Capital for cash collateral, estimated legal fees and other expenses.

Debt Owing to Bank of America, N.A., as agent for itself and other lenders

	Revolver	Term Loan	Total
Principal Balance	$99,041.40	$6,031,175.00	$6,130,216.40
Interest	$1,063.53	$8,193.90	$9,257.43
Other Fees	$7,648.65		$7,648.65

	$107,753.58	$6,039,368.90	$6,147,122.48

SCHEDULE 10.2.2(c)

Existing Liens

		File or Case Date	File or Case	Secured Party
Jurisdiction:	Thru Date:	and Lapse Date:	Number:	& Debtor:	Description of Collateral or Case:

MN - Secretary of State	12/15/10	Filing Date: 05/30/06 Lapse Date: 05/30/01	200612126299	Secured Party U.S. Bancorp 1310 Madrid Street Suite 101 Marshall, MN 56258 Debtor Transport Corporation of America, Inc.	This filing is for informational purposes only Lease # 626338 Description Serial Number Model COPIERS JRK17157 11630 COPIERS KJC13046 12230

		Filing Date: 01/25/08 Lapse Date: 01/25/13	200810339553	Secured Party NEC Financial Services, Inc. 300 Frank W. Burr Blvd. Teaneck, NJ 07666 Debtor Transport Corporation of America Inc.

Seven (7) Mitel networks 3300 CX Phone Systems, one (1) Mitel networks 3300 ICP Phone System & 8 Voice Mail Systems, together with all accessories, additions and attachments thereto, replacements and substitutions therefore and all proceeds thereof, now owned or hereinafter acquired. Lessee has no power to sell or otherwise dispose of said property.

Filing Date: 03/28/08 Lapse Date: 03/28/13	200811172385	Secured Party U.S. Bancorp 1310 Madrid Street Suite 101 Marshall, MN 56258 Debtor Transport Corporation of America Inc.

For informational purposes only:

1 M550N 75008378

1 M550N 75008468

1 M550N 75008288

1 M450B 85033421

1 M450B 85008441

1 M350B 85008461

1 5500N 75003889

1 6200N 65006459

1 5500N 75003889B

1 6200N 65006459B

Filing Date: 09/03/08 Lapse Date: 09/03/13	200813068576	Secured Party U.S. Bancorp 1310 Madrid Street Suite 101 Marshall, MN 56258 Debtor Transport Corporation of America Inc.	For informational purposes only: 1 WC7345 FKA631072

Filing Date: 10/08/09 Lapse Date: 10/08/14	200917634654	Secured Party U.S. Bancorp 1310 Madrid Street Suite 101 Marshall, MN 56258 Debtor Transport Corporation of America Inc.	For informational purposes only: 1 1323I DGA09223

Filing Date: 02/16/10 Lapse Date: 02/16/15	201019142845	Secured Party Modular Space Corporation 1200 Swedesford Road Berwyn, PA 19312 Debtor Transport Corporation of America Inc.

Modular asset(s) located at 9325 San Mateo, Laredo, TX 78045. A total of 2 asset(s), being asset number(s) 026682 and 026683, lease 4539543. The foregoing asset(s) are owned by Lessor, Modular Space Corporation.

Filing Date: 09/03/10 Lapse Date: 09/03/15	201021382627	Secured Party CFS Leasing, a division of Gordon Flesch Co. Inc. 2675 Research Park Drive Madison, WI 53711 Debtor Transport Corporation of America Inc.	SHARP MX-M283N DIGITAL COPIER 05002636/V5236 — includes all accessories

Filing Date: 07/24/07	200717639823	Secured Party LaSalle National Leasing Corporation Debtor Transport Corporation of America Inc.	Equipment

	Filing Date: 08/10/07	200717839130	Secured Party LaSalle National Leasing Corporation Debtor Transport Corporation of America Inc.	Equipment

	Filing Date: 09/28/07	200718397134	Secured Party LaSalle National Leasing Corporation Debtor Transport Corporation of America Inc.	Equipment

AL - Secretary of State	Filing Date: 01/17/07	07-0059818	Secured Party Tom McLeod Software Debtor Southern Cal Transport, Inc.	Security interest in licensed software, equipment, and third party software

Filing Date: 12/01/08	08-0731957	Secured Party Bancorpsouth Equipment Finance, a Division of Bancorpsouth Bank Debtor Southern Cal Transport, Inc.	Machinery and equipment

Filing Date: 01/08/09	09-0018923	Secured Party McLeod Software Debtor Southern Cal Transport, Inc.	Security interest in licensed software, equipment, and third party software

Filing Date: 10/02/02	02-0808708	Secured Party First Continental Leasing Debtor Adway Leasing, LLC	Leased equipment Continuation filed 06/25/07

Filing Date: 08/24/05	05-0644180	Secured Party DCFS USA LLC Debtor Adway Leasing, LLC	Equipment Continuation filed 03/15/10

Filing Date: 12/20/06	07-0002339	Secured Party General Electric Capital Corporation Debtor Adway Leasing, LLC	Equipment

Filing Date: 04/13/07	07-0339022	Secured Party General Electric Capital Corporation Debtor Adway Leasing, LLC	Equipment

Filing Date: 04/20/07	07-0363920	Secured Party General Electric Capital Corporation Debtor Adway Leasing, LLC	Equipment

Filing Date: 05/15/07	07-0433183	Secured Party General Electric Capital Corporation Debtor Adway Leasing, LLC	Equipment

Filing Date: 05/23/07	07-0457884	Secured Party General Electric Capital Corporation Debtor Adway Leasing, LLC	Equipment

Filing Date: 07/24/07	07-0638359	Secured Party General Electric Capital Corporation Debtor Adway Leasing, LLC	Equipment

Filing Date: 03/03/08	08-0138593	Secured Party Bancorpsouth Equipment Finance, as Division of Bancorp South Bank Debtor Adway Leasing, LLC	Equipment

Filing Date: 08/21/08	08-0568038	Secured Party Bancorpsouth Equipment Finance, as Division of Bancorp South Bank Debtor Adway Leasing, LLC	Equipment

Filing Date: 09/02/08	08-0583923	Secured Party Bancorpsouth Equipment Finance, as Division of Bancorp South Bank Debtor Adway Leasing, LLC	Equipment

Filing Date: 12/24/08	09-0000879	Secured Party Bancorpsouth Equipment Finance, as Division of Bancorp South Bank Debtor Adway Leasing, LLC	Equipment

Filing Date: 12/24/08	09-0000885	Secured Party Bancorpsouth Equipment Finance, as Division of Bancorp South Bank Debtor Adway Leasing, LLC	Equipment

Filing Date: 07/28/09	09-0381737	Secured Party Bancorpsouth Equipment Finance, as Division of Bancorp South Bank Debtor Adway Leasing, LLC	Equipment

Filing Date: 12/21/09	09-0646380	Secured Party Wells Fargo Equipment Finance, Inc. Debtor Adway Leasing, LLC	Equipment

Filing Date: 12/21/09	09-0647427	Secured Party People’s Capital and Leasing Corp. Debtor Adway Leasing, LLC	Equipment

Filing Date: 12/24/09	09-0656906	Secured Party Wells Fargo Equipment Finance, Inc. Debtor Adway Leasing, LLC	Equipment

Filing Date: 02/01/10	10-0053965	Secured Party Wells Fargo Equipment Finance, Inc. Debtor Adway Leasing, LLC	Equipment

Filing Date: 02/02/10	10-0054444	Secured Party Bancorpsouth Equipment Finance, a Division of Bancorpsouth Bank Debtor Adway Leasing, LLC	Equipment

Filing Date: 02/24/10	10-0089702	Secured Party Bancorpsouth Equipment Finance, a Division of Bancorpsouth Bank Debtor Adway Leasing, LLC	Equipment

Filing Date: 04/06/10	10-7055794	Secured Party Daimler Trust Debtor Adway Leasing, LLC	Equipment

Filing Date: 04/12/10	10-0192761	Secured Party Bancorpsouth Equipment Finance, a Division of Bancorpsouth Bank Debtor Adway Leasing, LLC	Equipment

Filing Date: 08/10/10	10-0441240	Secured Party People’s Capital and Leasing Corp. Debtor Adway Leasing, LLC	Equipment

Filing Date: 09/10/10	10-7173212	Secured Party Wells Fargo Equipment Finance, Inc. Debtor Adway Leasing, LLC	Equipment

Filing Date: 09/24/10	10-0524845	Secured Party People’s Capital and Leasing Corp. Debtor Adway Leasing, LLC	Equipment

Filing Date: 09/28/10	10-0530538	Secured Party Bancorpsouth Equipment Finance, a Division of Bancorpsouth Bank Debtor Adway Leasing, LLC	Equipment

SCHEDULE 10.2.10

Existing Investments

None.